UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03091

Name of Fund: BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

BlackRock Money Market Portfolio

BlackRock Total Return Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc.,

55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2015

Date of reporting period: 06/30/2015

Item 1 – Report to Stockholders

JUNE 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Series Fund, Inc.

▶   BlackRock Balanced Capital Portfolio

▶   BlackRock Capital Appreciation Portfolio

▶   BlackRock Global Allocation Portfolio

▶   BlackRock High Yield Portfolio

▶   BlackRock Large Cap Core Portfolio

▶   BlackRock Money Market Portfolio

▶   BlackRock Total Return Portfolio

▶   BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

The Markets in Review

Dear Shareholder,

During the 12-month period ended June 30, 2015, market volatility increased from the remarkably low levels seen in recent years, although it remained below the historical average. In the middle of 2014, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. The U.S. economy, however, was showing improvement, which made investors concerned that the U.S. Federal Reserve (the “Fed”) would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows.

In the fourth quarter, U.S. growth picked up considerably while the broader global economy showed more signs of slowing. This, combined with rising global risks, drove investors to the relative stability of U.S. assets. International markets continued to struggle even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries despite their persistently low yields, which had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path. However, meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The period ended on a downbeat, but temporary, note as Greece’s long-brewing debt troubles came to an impasse. As the drama unfolded around the tumultuous negotiations between Greece and its creditors, investors feared the possibility of Greece leaving the euro zone and the impact such an event might have on global markets. Most asset classes broadly sold off, especially in Europe, even while macroeconomic and company fundamentals continued to improve.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.23%	7.42%
U.S. small cap equities (Russell 2000® Index)	4.75	6.49
International equities (MSCI Europe, Australasia, Far East Index)	5.52	(4.22)
Emerging market equities (MSCI Emerging Markets Index)	2.95	(5.12)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.51)	3.79
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.86
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.01	3.00
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.53	(0.39)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2015	BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2015, the Fund returned 0.56% and underperformed the 1.07% return of its blended benchmark (60% Russell 1000® Index/40% Barclays U.S. Aggregate Bond Index). The Russell 1000® Index advanced 1.71%, while the Barclays U.S. Aggregate Bond Index returned (0.10)%.

What factors influenced performance?

•

Within its fixed income portfolio, the Fund’s allocation to municipal bonds was the primary detractor from performance. In addition, an underweight position to duration hurt performance early in the period as bond yields declined. (Duration is a measure of interest rate sensitivity; bond prices rise as yields fall).

•

The main contributors to performance in the fixed income portfolio were allocations to U.S. structured products (commercial mortgage-backed securities and asset-backed securities), U.S. high yield and investment grade corporate bonds. A long U.S. dollar bias also aided performance during the period.

•

From an asset allocation perspective, the Fund’s overweight position to equities relative to the blended benchmark contributed positively to performance, as equities outperformed fixed income during the period.

•

Within its equity portfolio, the Fund was helped by strong stock selection in the health care sector. The equity allocation’s long-standing underweight position in utilities also proved advantageous, as did stock selection in the energy and consumer staples sectors.

•

Positioning within the information technology (“IT”) sector was the primary detractor from relative performance, largely owing to the Fund’s tilt toward enterprise hardware and semiconductor companies with above-average sensitivity to personal computer sales. The consumer discretionary and industrials sectors were additional sources of weakness within the equity allocation.

Describe recent portfolio activity.

•	Within equities, the Fund increased its weighting in the health care, consumer discretionary and consumer staples sectors and decreased its allocations to IT, industrials and financials.

•

In the fixed income portfolio, the Fund tactically managed its duration positioning during the period. The Fund began the year with an underweight position to duration but moved closer to even toward the end of the period, when concerns about Greece’s possible exit from the eurozone caused bonds to rally.

•

During the first four months of the period, the fixed income allocation was modestly underweight in U.S. investment grade corporate bonds due to their low yields. However, the increase in global yields during May and June made the sector more attractive. The Fund therefore boosted its allocation in corporates, primarily by adding longer-dated bonds in the industrials sector. Additionally, it maintained an overweight position in commercial mortgage-backed securities and asset-backed securities based on their favorable supply-and-demand profile and attractive value versus other spread sectors. Toward the end of the period, the Fund modestly decreased its allocation to these asset categories due to increasing volatility and their diminishing relative value versus other spread sectors.

Describe portfolio positioning at period end.

•	Relative to the blended benchmark, the Fund ended the period overweight in equities versus fixed income.

•

The equity allocation was overweight in IT, health care and financials relative to the Russell 1000® Index. Its most significant underweights were in the industrials, telecommunications services and utilities sectors.

•

Within fixed income, the Fund remained underweight to duration and had below benchmark exposure to the shorter end of the U.S. yield curve. The Fund was modestly overweight in U.S. corporate bonds, and it remained overweight in securitized assets and municipal bonds. In addition, it maintained an overweight position in the U.S. dollar versus other major currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

Common Stocks	57%
U.S. Government Sponsored Agency Securities	16
Corporate Bonds	11
U.S. Treasury Obligations	7
Asset-Backed Securities	4
Non-Agency Mortgage-Backed Securities	3
Foreign Government Obligations	1
Taxable Municipal Bonds	1

4	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

BlackRock Balanced Capital Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in U.S. and foreign equity and fixed income securities of any maturity.

[2]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays U.S. Aggregate Bond Index (40%).

[3]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[4]

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2015
		Average Annual Total Returns[5]
	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio	0.56%	6.00%	11.97%	6.43%
60% Russell 1000® Index/40% Barclays U.S. Aggregate Bond Index	1.07	5.24	11.90	6.94
Russell 1000® Index	1.71	7.37	17.58	8.13
Barclays U.S. Aggregate Bond Index	(0.10)	1.86	3.35	4.44

[5]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
BlackRock Balanced Capital Portfolio	$1,000.00	$1,005.60	$2.44	$1,000.00	$1,022.36	$2.46	0.49%

[6]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	5

Fund Summary as of June 30, 2015	BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2015, the Fund returned 6.40%, outperforming its benchmark, the Russell 1000® Growth Index, which returned 3.96%, and the broad-market Standard and Poor’s (“S&P”) 500® Index, which returned 1.23%. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

Relative to the Russell 1000® Growth Index, the Fund’s holdings in the health care and consumer discretionary sectors were the largest contributors to performance. Pharmaceuticals and biotechnology were the primary sources of relative outperformance in health care, while internet & catalog retail had the greatest positive impact within consumer discretionary.

•

In stock specifics, Netflix, Inc. was the top portfolio contributor. Netflix outperformed as global subscriber growth came in materially above expectations, with total customers topping 62 million. Momentum in the shares continued through the period as investors began to price in the inherent profitability and value creation of the company’s business model, driven by its technology and content scale.

•

Health care holdings Valeant Pharmaceuticals International, Inc. and United Therapeutics Corp. also added considerable value. Valeant’s shares rose early in the period on news it was acquiring Salix Pharmaceuticals, a move that established its presence in the gastrointestinal therapeutics market. Shares got a further boost following strong first-quarter results (company beat expectations and lifted full-year guidance), as well as FDA approval of drug Xifaxan to treat irritable bowel syndrome, which the company acquired with the purchase of Salix. United Therapeutics benefited amid greater investor appreciation for principal drivers of the company’s revenue and earnings, which have much longer life spans than the market assumes. Disappointing results for competing pulmonary arterial hypertension drug Selexipag and the ongoing merger and acquisition trend among biotechnology and pharmaceutical firms also supported the shares.

•	The Fund’s positions in managed care firm Humana, Inc. and online travel company TripAdvisor LLC lifted returns as well.

•

Conversely, stock selection in the information technology (“IT”) sector was the prime detractor from performance due to weakness among internet software & services holdings, particularly Yahoo! Inc. (along with Alibaba Group Holding Ltd.) and Baidu, Inc.

•

Yahoo and Alibaba underperformed after Alibaba’s December quarterly earnings disappointed investors. While users, gross sales and profitability continued to show healthy, and in some cases accelerating, growth, revenue margin (a measure of the percentage of gross merchandise sales that Alibaba turns into revenues) disappointed. In the investment advisor’s view, the temporary adjustment in revenue margin will ultimately result in healthy long-term growth. The investment advisor remains positive on Alibaba’s growth opportunities and competitive positioning. In addition, Yahoo announced a value-enhancing, tax-free spinoff of its Alibaba stake into a separately traded company, which is accretive to the investment advisor’s valuation assumptions. Meanwhile, Baidu reported strong revenue growth, but the stock underperformed following its forecast of lower-than-expected revenue growth for the first quarter, as well as higher spending for the year.

•

Elsewhere, the Fund’s overweight position in media company Twenty-First Century Fox, Inc. hindered relative returns. The stock underperformed as investors worried about the impact of foreign exchange on the company’s guidance for fiscal years 2015 and 2016. In addition, ratings remained weak at its Fox broadcast network. While these concerns are valid, the investment advisor believes them to be temporary and continues to like Fox’s industry-leading growth profile and the stock’s reasonable valuation. Moreover, the investment advisor believes key strategic assets such as StarTV (India’s dominant TV channel network), Hulu, Sky, and others are underappreciated.

•	Industrial holdings also weighed on returns, especially road & rail and aerospace & defense.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting in the financials and IT sectors increased. The allocation to health care also increased. The Fund’s weighting in the industrials and consumer discretionary sectors decreased, with declines in energy as well.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweight positions relative to the Russell 1000® Growth Index were in IT, particularly the internet software & services industry, and health care, with an emphasis on the pharmaceuticals and biotechnology industries. Consumer staples and industrials were the largest underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments

Information Technology	38%
Health Care	24
Consumer Discretionary	21
Financials	8
Industrials	4
Consumer Staples	2
Energy	2
Materials	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

6	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

BlackRock Capital Appreciation Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment advisor believes have shown above-average growth rates in earnings over the long term.

[2]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended June 30, 2015
		Average Annual Total Returns[4]
	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio	6.40%	14.96%	16.27%	8.40%
S&P 500® Index	1.23	7.42	17.34	7.90
Russell 1000® Growth Index	3.96	10.56	18.59	9.11

[4]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,064.00	$2.61	$1,000.00	$1,022.27	$2.56	0.51%

[5]	Expenses are equal to the annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	7

Fund Summary as of June 30, 2015	BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2015, the Fund outperformed its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-U.S.) Index (24%), BofA Merrill Lynch Current 5-Year U.S. Treasury Index (24%) and Citigroup Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”). For the same period, the Fund also outperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

•

Within equities, an overweight position in Japan as well as an underweight and stock selection in the United States contributed positively to performance. In addition, an overweight position to Europe, notably in France, was additive. From a sector perspective, stock selection in information technology (“IT”), industrials, financials and consumer discretionary added to returns. An underweight position to fixed income (relative to the Reference Benchmark) contributed positively to performance. From a currency perspective, an overweight position in the U.S. dollar positively impacted performance.

•

Within equities, stock selection in Canada and the United Kingdom detracted from performance. From a sector perspective, stock selection in consumer staples weighed on returns. Exposure to cash equivalents also negatively impacted performance.

Describe recent portfolio activity.

•

During the period, the Fund’s overall equity allocation decreased from 62% to 60% of net assets. Within equities, the Fund decreased its U.S. exposure and increased its weighting in Europe and Asia, notably Japan. On a sector basis, the Fund decreased its equity weightings in consumer discretionary, energy, healthcare and utilities, and increased its exposure to financials, consumer staples, IT, telecommunication services (“telecom”), materials and industrials. The Fund’s allocation to fixed income was reduced from 23% to 21% of net assets. Within fixed income, the Fund reduced exposure to government bonds, notably in the United States and Australia, and increased exposure to corporates and bank loans. The Fund’s allocation to commodity-related securities remained at 1%.

•

Reflecting the above changes, the allocation to cash and cash equivalents was 18% of net assets. Over the six months, cash helped mitigate portfolio volatility and served as a source of funds for new investments. The Fund has overweighted cash equivalents relative to the Reference Benchmark in part to keep overall portfolio duration (and corresponding interest rate sensitivity) low.

Describe portfolio positioning at period end.

•

Relative to its Reference Benchmark, the Fund ended the period with a neutral allocation to equities, slightly overweight commodity-related assets, significantly underweight fixed income and overweight cash equivalents. Within the equity segment, the Fund was overweight Japan and Europe, and underweight the United States. Within Europe, the Fund was overweight France, Germany and the Netherlands, and underweight the United Kingdom. On a sector basis, the Fund was overweight healthcare, materials, industrials, energy and telecom, and underweight consumer staples, consumer discretionary, financials and IT. Within fixed income, the Fund was underweight U.S. Treasuries, European sovereign debt and Japanese government bonds, and overweight government bonds in Mexico, Brazil and Argentina. In addition, the portfolio was overweight corporate and convertible bonds.

•

With respect to currency exposure, relative to its Reference Benchmark, the Fund was overweight the U.S. dollar, Hong Kong dollar, Indian rupee and Singapore dollar, and had smaller overweights in select Latin American currencies. The Fund was underweight the euro, Japanese yen, Australian dollar, Canadian dollar, Korean won, British pound, Swiss franc and Taiwan dollar, along with select European currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overall Asset Exposure

	Percent of Fund’s Net Assets[1]		Reference Benchmark[3] Percentage
Portfolio Composition	6/30/15	12/31/14[2]
U.S. Equities	24%	28%	35%
European Equities	15	14	13
Asia Pacific Equities	17	16	9
Other Equities	4	4	3
Total Equities	60	62	60
U.S. Dollar Denominated Fixed Income Securities	15	15	24
U.S. Issuers	11	12	—
Non-U.S. Issuers	4	3	—
Non-U.S. Dollar Denominated Fixed Income Securities	6	8	16
Total Fixed Income Securities	21	23	40
Commodity-Related	1	1	—
Cash & Short-Term Securities	18	14	—

[1]	Exposure based on market value and adjusted for the economic value of futures, swaps, options and convertible bonds.

[2]	Prior period data is updated to reflect the economic value of options and convertible bonds and to present commodity-related exposure separately.

[3]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

8	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

BlackRock Global Allocation Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in a portfolio of equity, debt and money market securities.

[2]	This broad-based capitalization-weighted index is comprised of 2,545 equities from 35 countries in 4 regions, including the United States.

[3]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended June 30, 2015
		Average Annual Total Returns[4]
	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Global Allocation Portfolio	3.16%	1.66%	8.34%	7.67%
FTSE World Index	2.80	1.05	12.88	7.05
Reference Benchmark	0.87	(0.36)	9.11	6.15
U.S. Stocks: S&P 500® Index[5]	1.23	7.42	17.34	7.90
Non-U.S. Stocks: FTSE World (ex U.S.) Index[6]	4.27	(5.27)	8.75	6.07
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[7]	1.12	2.12	2.65	4.25
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[8]	(5.83)	(13.49)	0.32	2.63

[4]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

[5]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[6]	An unmanaged capitalization-weighted index comprised of over 1,888 equities from 34 countries, excluding the United States.

[7]	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

[8]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[9]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[9]	Annualized Expense Ratio
BlackRock Global Allocation Portfolio	$1,000.00	$1,031.60	$2.87	$1,000.00	$1,021.97	$2.86	0.57%

[9]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	9

Fund Summary as of June 30, 2015	BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2015, the Fund returned 2.38%, and underperformed the 2.53% return of its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•

The Fund, which has the ability to invest anywhere in an issuer’s capital structure, had an allocation to the equities of select high yield companies during the period. This position detracted from Fund returns, largely due to the underperformance of Ally Financial, Inc., The Goodyear Tire & Rubber Co. and American Capital Ltd. The Fund also uses equity futures to offset the risk of its equity positions and the overall portfolio. At a time of modest gains for equities, this strategy detracted from performance.

•

The Fund’s underweight position in BB-rated high yield bonds helped performance, as this market segment lagged the middle and lower quality tiers. The Fund’s out-of-index allocation to senior loans, which outperformed both BB-rated bonds and the high yield market in general, also had a positive impact on returns. The Fund’s higher-quality bias within the energy sector was an additional positive contributor to performance. Among individual companies, the Fund added value through its investments in Amaya, Inc., HD Supply Holdings, Inc., American International Group, Inc. and First Data Corp.

•

The Fund may utilize credit default swaps and forward foreign currency exchange contracts from time to time. Currency forwards are intermittently employed in the portfolio to manage the currency risk of non-dollar denominated bonds. On occasion, the Fund will utilize S&P futures as an additional mechanism to manage portfolio beta and offset general market volatility, and it will use U.S. Treasury futures to manage interest rate risk. The Fund’s exposure to derivatives did not have a material impact on performance.

Describe recent portfolio activity.

•

The Fund made a modest reduction to overall portfolio risk, mostly by lowering its equity allocation and taking down its position in convertible and preferred securities. The Fund reduced the extent of its underweight position in the energy sector, mostly by adding to higher quality companies in the independent energy sector. However, it maintained an underweight position in oil field services. The Fund added to its position in Valeant Pharmaceuticals International Inc., which is now one of the top three holdings, while reducing its exposure to Caesars Entertainment Resort Properties LLC, Ally Financial, Inc., and The Goodyear Tire & Rubber Co.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the Fund ended the period underweight in BB-rated debt. As a partial offset to this position, which has an above-average degree of interest-rate sensitivity, the Fund maintained its out-of-index position in floating rate loans. Although the Fund was approximately market weight in CCC-rated debt, it held an underweight to higher beta (higher risk) CCC companies. Instead, it owned the equity of selected high yield companies, mostly higher quality issuers that the investment advisor believes offer a better risk/return profile than higher beta CCC-rated bonds. On a sector basis, the Fund was market weight in the energy sector but slightly underweight in metals and mining.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Credit Quality Allocation[1]	Percent of Long-Term Investments
BBB/Baa	4%
BB/Ba	33
B	43
CCC/Caa	10
N/R	10

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

10	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

BlackRock High Yield Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Fund.”

[2]

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended June 30, 2015
				Average Annual Total Returns[4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock High Yield Portfolio	5.50%	5.09%	2.38%	(1.04)%	8.69%	7.19%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	2.53	(0.39)	8.58	7.90

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[4]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock High Yield Portfolio	$1,000.00	$1,023.80	$2.51	$1,000.00	$1,022.32	$2.51	0.50%

[5]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	11

Fund Summary as of June 30, 2015	BlackRock Large Cap Core Portfolio

Investment Objective

BlackRock Large Cap Core Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital and income, and moderate current income.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2015, the Fund returned 0.75%, underperforming its benchmark, the Russell 1000® Index, which returned 1.71%.

What factors influenced performance?

•

Information technology (“IT”) was the prime detractor from relative performance, largely owing to the Fund’s tilt toward enterprise hardware and compute-intensive semiconductor companies. Key names underperformed as the magnitude of PC unit weakness in the first half of 2015 was worse than anticipated, pressuring earnings and forward guidance of several holdings with PC exposure. Micron Technology Inc. and Western Digital Corp. were the leading individual detractors within the Fund for the six-month period. Micron’s underperformance was exacerbated by forecasted higher costs as the firm invests in product lines outside of the PC end market and begins manufacturing DRAM on the next technology node; the stock sold off sharply on the unexpected cost outlook and manufacturing execution concerns. Other IT detractors included Hewlett-Packard Co. and Intel Corp., as well as an underweight in strong-performing Apple Inc.

•

Consumer discretionary and industrials were additional sources of weakness. Zero exposure to internet & catalog retail names Amazon.com Inc. and Netflix, Inc. hurt in consumer discretionary as the stocks surged in the period. Within industrials, airlines struggled on concerns around capacity discipline and ticket prices, in addition to rising fuel costs, while across the sector in conglomerates, bellwether 3M Co. issued a rare earnings miss on currency pressures.

•

Relative performance was supported by strong selection in the health care sector. The Fund’s tilt toward managed care proved especially advantageous as increased merger speculation and announcements sent shares of the companies sharply higher. Generally benign medical cost trends also continued to be supportive for the group, and sentiment rose further on a favorable Supreme Court ruling late in the period concerning insurance subsidies under the Affordable Care Act. Elsewhere in the sector, hospital operator Universal Health Services Inc. outperformed, benefiting from positive news about its eligibility for Medicare reimbursement for mental health services, as well as broadly favorable volume and margin trends. The positive impact of the Supreme Court’s ruling was also particularly notable for the company (and hospitals overall).

•

The Fund’s long-standing underweight to utilities helped performance as well. The sector was the top decliner within the benchmark during the six months given its vulnerability to rising interest rates.

•

Lastly, selection in energy and consumer staples was additive. Underweights to oil majors Exxon Mobil Corp. and Chevron Corp. benefited in energy, while zero exposure to household products and an overweight position in CVS Health Corp. boosted returns in consumer staples.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting in the health care and consumer discretionary sectors increased. The allocation to consumer staples also increased. The Fund’s weighting in the industrials and IT sectors decreased, with declines in financials as well.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweights in IT and health care, followed by financials. Industrials, telecommunication services and utilities were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Long-Term Investments
Information Technology	23%
Financials	20
Health Care	19
Consumer Discretionary	13
Industrials	8
Consumer Staples	8
Energy	7
Materials	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

12	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

BlackRock Large Cap Core Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stocks, of large capitalization companies included at the time of purchase in the Russell 1000® Index.

[2]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended June 30, 2015
		Average Annual Total Returns[3]
	6-Month Total Returns[3]	1 Year	5 Years	10 Years
BlackRock Large Cap Core Portfolio	0.75%	7.60%	16.36%	7.27%
Russell 1000® Index	1.71	7.37	17.58	8.13

[3]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[5]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[4]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[4]	Annualized Expense Ratio
BlackRock Large Cap Core Portfolio	$1,000.00	$1,007.50	$2.49	$1,000.00	$1,022.32	$2.51	0.50%

[4]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[5]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	13

Fund Summary as of June 30, 2015	BlackRock Money Market Portfolio

For the Six-Month Period Ended June 30, 2015

The Federal Open Market Committee (the “FOMC”) left the federal funds rate unchanged at the target range of 0.00% to 0.25% throughout the first half of 2015. The FOMC’s statement at the conclusion of the March 18th meeting read “that an increase in the target range for the federal funds rate remains unlikely at the April Committee meeting,” but the FOMC “anticipates that it will be appropriate to raise the target range when it sees further improvement in the labor market.” This language marked a departure from previous statements in which the FOMC said “it can be patient in beginning to normalize the stance of monetary policy.” The removal of the word “patient” was viewed by the market as a small but meaningful step toward the beginning of higher rates.

As the period progressed, economic growth appeared to rebound from the soft patch caused by temporary factors earlier in the year. While the FOMC acknowledged at their June 17th meeting that “the underutilization of labor resources diminished somewhat,” continued weakness in broad inflation measures prompted the FOMC to remain patient in regard to raising interest rates. Several Federal Reserve (“Fed”) officials subsequently indicated that the September meeting continues to be the likely date for a “lift-off” of the anticipated rate hiking cycle if economic activity accelerates as expected. This outlook, however, is becoming increasingly clouded by events in overseas markets. Specifically, the FOMC could forestall the beginning of the normalization of monetary policy should U.S. markets be materially affected by the recent turmoil in Greece, Puerto Rico or China.

Chairwoman Yellen followed the release of the June statement with a scheduled press conference in which she further clarified the FOMC’s views. While Ms. Yellen did say she expects the FOMC will raise rates in 2015, she stated that the decision would be driven by economic data and played down the importance of timing. She stressed that the date of the first rate increase is less important than the trajectory of subsequent increases, affirming that the tightening cycle would be “gradual” and not follow a “mechanical formula.”

In the eurozone, the European Central Bank (“ECB”) elected to maintain its deposit rate at a negative 0.20%. At the ECB’s most recent meeting, President Mario Draghi said that he expects the economic recovery in the eurozone to broaden as easier credit conditions, a lower euro and cheaper oil have added to the pace of growth. The ECB forecasted eurozone growth rates at 1.5% for the year 2015 and 1.9% in 2016. Regarding Greece, Mario Draghi said that the “situation is in evolution” and that the ECB will continue to “monitor the situation very closely.”

London Interbank Offered Rates (“LIBOR”) moved higher over the period amid speculation of a possible rate hike from the FOMC in mid- to late-2015. The benchmark three-month LIBOR ended the period at 0.283%, which is nearly three basis points (0.03%) higher than it had been six months prior.

After an extended period of calm conditions, the short-term tax-exempt market began to show weakness as April 15 personal income tax payments due were much larger than expected, forcing significant outflows from money market mutual funds. In order to satisfy the large amount of shareholder withdrawals, money funds broadly sold variable rate demand notes (“VRDNs”) back to dealers, causing dealer inventories to swell. As supply increased, the rates on VRDNs moved higher for the first time in 2015. After remaining at its all-time low of 0.02% for nearly the entire first quarter of 2015, the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt VRDNs, moved higher in April and touched a recent high of 0.11% in late April and May. The month of June, however, ushered some demand back into the VRDN market as money funds sought to quickly reinvest the seasonal inflows of bond coupons from their holdings. The SIFMA Index dropped to 0.07% by June 30; which still seemed relatively generous given that the average rate for the overall 6-month period ended June 30 was only 0.05%. (The SIFMA Index is a highly relevant measure for tax-exempt money market mutual funds because VRDNs make up the bulk of their assets.)

Given the continued improvement in the fiscal health of state and local municipal issuers, their need for short-term borrowing declined for the fifth consecutive year, resulting in a lower supply of one-year fixed-rate notes in the municipal market and keeping one-year rates relatively low. However, expectations for a federal funds rate hike before the year ends have caused some upward pressure, albeit modest, on one-year rates. Consequently, the Municipal Market Advisors AAA General Obligation One-Year Index yield increased from 0.19% on January 1, 2015 to 0.29% on June 30, 2015.

Municipal money fund investors continue to be very selective within one-year maturities. As the FOMC’s change in monetary policy remains on the horizon and fund investors face unprecedented money market fund reform, there is widespread desire to maintain defensive positioning with higher levels of liquidity and shorter weighted average maturities. We expect one-year levels to continue to move higher throughout the summer “note season,” when municipalities issue the bulk of their one-year tax and revenue anticipation notes. Thus, issuers will soon need to offer greater yield premiums to entice buyers to extend out to the full year maturity, which would cause the short-term municipal yield curve to steepen.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

14	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

BlackRock Money Market Portfolio

Investment Objective

BlackRock Money Market Portfolio’s (the “Fund”) investment objective is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

On May 13, 2015, the Board of Directors of the Fund approved changes to the Fund’s name and principal investment strategies. The Fund will change its name to BlackRock Government Money Market Portfolio. Under its new principal investment strategies, the Fund will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. These changes become effective on or about September 1, 2015. The Fund will continue to seek to maintain a net asset value of $1.00 per share.

Portfolio Information

Yields	7-Day SEC Yield	7-Day Yield

BlackRock Money Market Portfolio	0.00%	0.00%

Portfolio Composition	Percent of Net Assets

Commercial Paper	50%
Repurchase Agreements	25
Time Deposits	8
Certificates of Deposit	7
U.S. Treasury Obligations	4
Corporate Notes	4
Municipal Bonds	1
U.S. Government Sponsored Agency Obligations	1
Total	100%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Money Market Portfolio	$1,000.00	$1,000.00	$1.29	$1,000.00	$1,023.51	$1.30	0.26%
[1]	Expenses are equal to the annualized expense, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	15

Fund Summary as of June 30, 2015	BlackRock Total Return Portfolio

Investment Objective

BlackRock Total Return Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2015, the Fund returned 0.16%, outperforming its benchmark, the Barclays U.S. Aggregate Bond Index, which returned (0.10)%.

What factors influenced performance?

•

The Fund outperformed the benchmark index largely due to its positioning across sectors of the U.S. bond market. In particular, the Fund’s allocations to U.S. securitized assets, including commercial mortgage-backed securities, asset-backed securities and non-agency residential mortgage-backed securities, added to relative performance. In addition, holdings of U.S. high yield and investment grade corporate bonds were positive contributors to performance. Finally, an emphasis on the U.S. dollar versus the euro and the yen helped performance, as global monetary policy and economic growth trends diverged.

•

The Fund’s municipal bond position was the leading detractor from relative performance. In addition, the Fund held less duration exposure (a measure of sensitivity to changing interest rates) than the benchmark early in the period as interest rates declined which acted as a constraint on returns.

Describe recent portfolio activity.

•	Throughout the period, the Fund’s overall duration and interest rate sensitivity were tactically managed, with duration initially underweight but brought close to neutral late in the period as U.S. Treasuries benefited from increased risk aversion on fears over the potential impact of a scenario under which Greece exits the Eurozone.

•

For much of the period, the Fund was modestly underweight in U.S. investment grade credit given the sector’s low all-in yields. However, this allocation was increased in May as global yields rose, with a focus on longer-maturity bonds within the industrials sector. The Fund maintained an overweight position in securitized assets based on their relative value versus other sectors that trade at a yield spread versus U.S. Treasuries, as well as a strong supply/demand backdrop. However, toward the end of the period, the Fund’s allocation to securitized assets was trimmed on increasing macro volatility and diminishing relative value versus other spread sectors.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund held less duration exposure to the benchmark particularly to the shorter end of the U.S. yield curve. Within spread sectors, the Fund was modestly overweight in U.S. corporate bonds, and remained overweight in securitized assets and municipal bonds. The Fund continued to be overweight in the U.S. dollar versus other major currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	36%
Corporate Bonds	24
U.S. Treasury Obligations	17
Asset-Backed Securities	10
Non-Agency Mortgage-Backed Securities	9
Foreign Government Obligations	2
Taxable Municipal Bonds	2

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	58%
AA/Aa	4
A	15
BBB/Baa	11
BB/Ba	2
B	1
CCC/Caa	1
N/R	8
[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

16	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

BlackRock Total Return Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.

[2]   A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended June 30, 2015
				Average Annual Total Returns[4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Total Return Portfolio	2.29%	1.86%	0.16%	1.86%	4.34%	4.26%
Barclays U.S. Aggregate Bond Index	—	—	(0.10)	1.86	3.35	4.44

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[4]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[5]	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]

BlackRock Total Return Portfolio	$1,000.00	$1,001.60	$2.58	$2.48	$1,000.00	$1,022.22	$2.61	$1,022.32	$2.51

[5]	Expenses are equal to the annualized expense ratio (0.52%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[6]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	17

Fund Summary as of June 30, 2015	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2015, the Fund returned (0.11)%, underperforming its benchmark, the Barclays U.S. Government/Mortgage Index, which returned 0.17%.

What factors influenced performance?

•

The principal detractor from the Fund’s performance versus the benchmark was its yield curve positioning. Specifically, the Fund was positioned in a way that detracted from performance when the yield curve steepened (which occurs when the differential between longer-term and shorter-term yields widens) during the period. Additionally, the Fund’s overweight position in 15-year versus an underweight position in 30-year agency mortgage-backed securities (“MBS”) detracted from performance.

•

Conversely, the Fund’s conservative positioning with respect to duration (interest rate sensitivity) contributed to performance during the six-month period. Additionally, the Fund was positioned to benefit from a narrowing in the yield spread offered by MBS versus Treasury bonds, and also benefited from a tilt toward higher-coupon mortgage pools. An overweight position in the U.S. dollar versus foreign currencies, including the euro and the Australian dollar, also added to relative return. Finally, the Fund’s allocation to commercial mortgage-backed securities (“CMBS”) performed well based on strong demand from yield-oriented investors during the period.

Describe recent portfolio activity.

•

During the six-month period, the Fund tactically managed duration in consideration of interest rate expectations. The Fund began the period with a modest duration underweight position in preparation for an eventual U.S. Federal Reserve rate hike. As Treasuries benefited late in the period from increased risk aversion in view of the potential for a Greek exit from the Eurozone, the Fund moved to a roughly equal-weight duration versus the benchmark.

•	Throughout most of the first half of 2015, the Fund was cautious in its MBS exposure, as the investment advisor anticipated that elevated prepayment levels would have a detrimental impact on MBS returns. The Fund continued to be overweight in the U.S. dollar versus foreign currencies in the expectation that U.S. monetary policy will diverge from other developed nations later in the year. Finally, the Fund reduced its exposure to positions that would benefit from yield-curve flattening, as the differential between longer-term and shorter-term rates showed signs of widening.

•

In securitized sectors, the Fund favored positions in the more defensive sectors of the MBS market, overweighting Ginnie Mae securities as well as 15-year MBS relative to 30-year MBS, with a focus on higher coupon, lower duration mortgage pools. The Fund also added positions in CMBS interest-only securities and single-asset, single borrower CMBS securities in the new-issue market to take advantage of attractive rates compared to other fixed-income securities.

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used as a means to manage risk and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund’s use of derivatives did not have a material impact on performance.

Describe Fund positioning at period end.

•

As of period end, the Fund maintained an overweight position in the U.S. dollar in relation to the euro and the Australian dollar. The Fund also held long positions in U.S. Treasury bonds as well as other positions that would add to performance if Treasury bond yields were to ease over the short term. The Fund maintained an overweight position in Treasury Inflation Protected Securities.

•

The Fund ended the period positioned to benefit from any widening of the spread offered by MBS versus Treasuries. The Fund was underweight with respect to overall duration and interest rate sensitivity, and it held a bias toward higher-coupon MBS on the view that prepayment concerns will ease.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	61%
U.S. Treasury Obligations.	32
Non-Agency Mortgage-Backed Securities	3
Corporate Bonds	2
Asset-Backed Securities	2

18	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]  Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80% of its assets in bonds that are issued or guaranteed by the U.S. government and its agencies. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio”.

[2]  This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[3]	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended June 30, 2015
				Average Annual Total Returns[5]
	Standardized 30-Day Yield[4]	Unsubsidized 30-Day Yield[4]	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock U.S. Government Bond Portfolio	1.75%	1.45%	(0.11)%	1.98%	2.62%	3.54%
Barclays U.S. Government/Mortgage Index	—	—	0.17	2.27	2.73	4.25
Barclays U.S. Mortgage-Backed Securities Index	—	—	0.31	2.28	2.89	4.56

[4]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[5]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period[6]	Ending Account Value June 30, 2015	Expenses Paid During the Period[7]

BlackRock U.S. Government Bond Portfolio	$1,000.00	$998.90	$2.63	$2.48	$1,000.00	$1,022.17	$2.66	$1,022.32	$2.51

[6]	Expenses are equal to the annualized expense ratio (0.53%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 20 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	19

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value per share (“NAV”) of its shares. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through reverse repurchase agreements and/or treasury roll transactions as described in the Notes to Financial Statements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and distribution rates than it would in comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2015 and held through June 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

20	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	21

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2012-1AR, Class BR, 2.60%, 9/20/23 (a)(b)	USD	250	$249,506
ACE Securities Corp. Home Equity Loan Trust, Series 2006-CW1, Class A2D, 0.44%, 7/25/36 (b)		520	291,888
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.79%, 10/17/36 (a)		108	110,951
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class B, 2.33%, 4/15/27 (a)(b)		250	247,675
Auto ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	28	30,784
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 5/15/48 (a)	USD	100	99,062
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 1.68%, 10/22/25 (a)(b)		250	249,817
Bayview Opportunity Master Fund IIIA Trust, Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(c)		116	116,377
Bayview Opportunity Master Fund IIIB RPL Trust, Series 2015-3, Class A1, 3.62%, 4/28/30 (a)		94	93,704
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		54	29,044
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)		50	27,828
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		85	50,256
Bear Stearns Asset-Backed Securities I Trust:
Series 2006-HE7, Class 1A2, 0.35%, 9/25/36-1/25/37 (b)		387	315,955
Series 2007-HE1, Class 21A2, 0.34%, 1/25/37 (b)		85	76,831
Series 2007-HE2, Class 22A, 0.32%, 3/25/37 (b)		39	31,425
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.67%, 1/20/25 (a)(b)		405	404,876
Carrington Mortgage Loan Trust:
Series 2006-NC5, Class A4, 0.40%, 1/25/37 (b)		100	61,365
Series 2007-FRE1, Class A2, 0.38%, 2/25/37 (b)		76	71,068

Asset-Backed Securities		Par (000)	Value
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (a)	USD	163	$163,111
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Class B, 1.78%, 6/17/19 (a)		70	70,020
Series 2013-BA, Class C, 2.24%, 9/16/19 (a)		70	69,971
Series 2014-AA, Class B, 1.76%, 8/15/19 (a)		200	199,456
Series 2014-AA, Class C, 2.28%, 11/15/19 (a)		255	254,586
CIFC Funding Ltd.:
Series 2011-1AR, Class A1R, 1.58%, 1/19/23 (a)(b)		239	239,032
Series 2014-2A, Class A1L, 1.76%, 5/24/26 (a)(b)		480	477,770
Countrywide Asset-Backed Certificates:
Series 2006-8, Class 2A3, 0.34%, 1/25/46 (b)		140	125,814
Series 2006-S3, Class A4, 6.44%, 1/25/29		29	28,329
Series 2006-SPS1, Class A, 0.41%, 12/25/25 (b)		7	20,077
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.50%, 10/20/43 (a)(b)		155	154,700
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35		35	34,052
Series 2006-S5, Class A5, 6.16%, 6/25/35		21	19,146
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, 0.48%, 12/15/33 (a)(b)		65	52,671
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		297	298,207
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19		115	115,619
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.55%, 10/28/24 (a)(b)		280	278,660

Portfolio Abbreviations
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	OTC	Over-the-counter
ADR	American Depositary Receipts	FTSE	Financial Times Stock Exchange	PCL	Public Company Limited
AKA	Also Known As	GBP	British Pound	PIK	Payment-in-kind
AUD	Australian Dollar	GDR	Global Depositary Receipts	PLN	Polish Zloty
BRL	Brazilian Real	GO	General Obligation Bonds	REIT	Real Estate Investment Trust
BZDIOVER	Overnight Brazil CETIP - Interbank Rate	IDR	Indonesian Rupiah	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	S&P	Standard & Poor’s
CDO	Collateralized Debt Obligation	JPY	Japanese Yen	SGD	Singapore Dollar
CHF	Swiss Franc	JSC	Joint Stock Company	SPDR	Standard & Poor’s Depositary Receipts
CLO	Collateralized Loan Obligation	KRW	Korean Won	TBA	To Be Announced
CLP	Chilean Peso	LIBOR	London Interbank Offered Rate	TWD	Taiwan New Dollar
CMS	Constant Maturity Swap	MXIBTIIE	Mexico Interbank TIIE 28 Day	USD	US Dollar
CNH	Chinese Yuan Offshore	MXN	Mexican Peso	VRDN	Variable Rate Demand Notes
CNY	Chinese Yuan	MYR	Malaysian Ringgit	WIBOR	Warsaw Interbank Offered Rate
ETF	Exchange-Traded Fund	NOK	Norwegian Krone	ZAR	South African Rand
EUR	Euro	NYSE	New York Stock Exchange
		NZD	New Zealand Dollar

See Notes to Financial Statements.

22	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Highbridge Loan Management Ltd., Series 2012-1AR, Class A2R, 2.53%, 9/20/22 (a)(b)	USD	250	$249,976
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 0.55%, 4/15/36 (b)		71	62,308
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.18%, 6/17/31 (a)(b)		100	98,849
Series 2014-SFR2, Class A, 1.29%, 9/17/31 (a)(b)		100	98,986
Series 2014-SFR3, Class A, 1.39%, 12/17/31 (a)(b)		180	178,331
Series 2015-SFR2, Class A, 1.54%, 6/17/32 (a)(b)		108	107,466
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.43%, 7/15/25 (a)(b)		500	493,750
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 3.50%, 10/01/27 (a)		213	213,000
Long Beach Mortgage Loan Trust, Series 2006-11, Class 1A, 0.34%, 12/25/36 (b)		156	96,444
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.79%, 12/25/34 (b)		78	74,573
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 1A, 0.40%, 4/25/37 (b)		453	215,588
MSCC Heloc Trust, Series 2007-1, Class A, 0.28%, 12/25/31 (b)		20	19,300
Navient Private Education Loan Trust:
Series 2014-AA, Class A2A, 2.74%, 2/15/29 (a)		100	100,495
Series 2014-CTA, Class B, 1.94%, 10/17/44 (a)(b)		250	245,217
Series 2015-AA, Class A2B, 1.38%, 12/15/28 (a)(b)		250	252,741
Series 2015-AA, Class A3, 1.89%, 11/15/30 (a)(b)		103	104,798
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.92%, 10/15/19 (a)		320	321,083
Northwoods Capital IX Ltd., Series 2012-9A, Class A, 1.70%, 1/18/24 (a)(b)		260	259,384
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.39%, 7/17/25 (a)(b)		305	301,889
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.55%, 8/23/24 (a)(b)		285	283,689
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		455	457,548
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		510	512,708
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		100	100,779
Series 2014-2A, Class C, 4.33%, 9/18/24 (a)		145	146,298
Series 2015-2A, Class B, 3.10%, 7/18/25 (a)		120	120,372
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 3A4, 5.86%, 1/25/37		80	74,908
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.43%, 7/22/25 (a)(b)		495	489,753
OZLM Funding Ltd., Series 2012-2A, Class A1, 1.76%, 10/30/23 (a)(b)		435	434,751
PFS Financing Corp., Series 2014-BA, Class A, 0.79%, 10/15/19 (a)(b)		460	458,130
RMAT LLC, Series 2015-RPL1, Class A1, 3.97%, 5/26/20 (a)		99	99,206

Asset-Backed Securities		Par (000)	Value
Santander Drive Auto Receivables Trust:
Series 2014-S1, Class R, 1.42%, 8/16/18 (a)	USD	21	$20,737
Series 2014-S2, Class R, 1.43%, 11/16/18-4/16/19 (a)		92	91,881
Series 2014-S3, Class R, 1.44%, 2/19/19 (a)		29	28,961
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		47	47,273
Series 2014-S6, Class R, 1.43%, 12/17/19 (a)		77	77,366
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.74%, 4/25/35 (b)		10	10,309
Scholar Funding Trust:
Series 2011-A, Class A, 1.18%, 10/28/43 (a)(b)		162	163,448
Series 2013-A, Class A, 0.84%, 1/30/45 (a)(b)		526	521,668
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.84%, 12/16/30 (b)		192	189,577
Series 2004-B, Class A2, 0.49%, 6/15/21-6/15/23 (b)		496	489,028
Series 2004-B, Class A3, 0.62%, 3/15/24 (b)		225	215,750
Series 2005-B, Class A2, 0.47%, 3/15/23 (b)		76	75,520
Series 2006-A, Class A4, 0.48%, 12/15/23 (b)		582	576,074
Series 2006-C, Class A4, 0.46%, 3/15/23 (b)		72	70,820
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.69%, 1/15/43 (a)(b)		950	1,008,755
Series 2011-B, Class A2, 3.74%, 2/15/29 (a)		100	105,017
Series 2011-B, Class A3, 2.44%, 6/16/42 (a)(b)		400	422,802
Series 2011-C, Class A2A, 3.46%, 10/17/44 (a)(b)		185	198,099
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		300	322,175
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		1,695	1,681,359
Series 2013-C, Class B, 3.50%, 6/15/44 (a)		500	501,149
SoFi Professional Loan Program LLC:
Series 2015-A, Class A2, 2.42%, 3/25/30 (a)		92	91,556
Series 2015-B, Class A1, 1.31%, 4/25/35 (a)(b)		100	100,000
Series 2015-B, Class A2, 2.51%, 9/27/32 (a)		160	159,968
Soundview Home Loan Trust, Series 2005-OPT3, Class A4, 0.49%, 11/25/35 (b)		162	161,172
SpringCastle America Funding LLC:
Series 2014-AA, Class A, 2.70%, 5/25/23 (a)		526	528,840
Series 2014-AA, Class B, 4.61%, 10/25/27 (a)		390	398,863
Springleaf Funding Trust:
Series 2015-AA, Class A, 3.16%, 11/15/24 (a)		420	424,982
Series 2015-AA, Class B, 3.62%, 11/15/24 (a)		320	323,384
Structured Asset Investment Loan Trust:
Series 2004-8, Class M4, 1.68%, 9/25/34 (b)		69	60,033
Series 2005-HE3, Class M1, 0.66%, 9/25/35 (b)		44	39,246

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	23

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.48%, 1/25/35 (b)	USD	126	$116,402
SWAY Residential Trust, Series 2014-1, Class A, 1.49%, 1/17/20 (a)(b)		257	256,747
Symphony CLO XII Ltd., Series 2013-12A, Class A, 1.58%, 10/15/25 (a)(b)		380	378,590
TICP CLO III Ltd., Series 2014-3A, Class B1, 2.63%, 1/20/27 (a)(b)		250	250,296
U.S. Residential Opportunity Fund Trust, Series 2015-1IV, Class A, 3.72%, 2/27/35 (a)		95	95,338
Venture XIX CLO Ltd., Series 2014-19A, Class A, 1.85%, 1/15/26 (a)(b)		250	250,593
Venture XX CLO Ltd., Series 2015-20A, Class B1, 2.38%, 4/15/27 (a)(b)		250	250,025
Vibrant CLO Ltd., Series 2012-1A, Class A1, 1.75%, 7/17/24 (a)(b)		780	780,000
Voya CLO Ltd., Series 2012-2RA, Class BR, 2.22%, 10/15/22 (a)(b)		250	250,040
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 0.31%, 7/25/37 (a)(b)		40	34,922
Ziggurat CLO I Ltd., Series 2014-1A, Class A1, 1.86%, 10/17/26 (a)(b)		515	515,721
Total Asset-Backed Securities — 4.6%			24,116,439

Common Stocks		Shares
Aerospace & Defense — 0.7%
Honeywell International, Inc.		4,800	489,456
Raytheon Co.		31,090	2,974,691

			3,464,147
Air Freight & Logistics — 0.8%
FedEx Corp.		25,640	4,369,056
Airlines — 0.6%
Southwest Airlines Co.		42,300	1,399,707
United Continental Holdings, Inc. (d)		33,500	1,775,835

			3,175,542
Auto Components — 1.0%
The Goodyear Tire & Rubber Co.		31,300	943,695
Lear Corp.		36,800	4,131,168

			5,074,863
Banks — 7.7%
Bank of America Corp.		425,115	7,235,457
Citigroup, Inc.		149,793	8,274,565
JPMorgan Chase & Co.		156,990	10,637,642
SunTrust Banks, Inc.		105,150	4,523,553
U.S. Bancorp		185,950	8,070,230
Wells Fargo & Co.		28,640	1,610,714

			40,352,161
Beverages — 1.4%
Dr Pepper Snapple Group, Inc.		67,400	4,913,460
Molson Coors Brewing Co., Class B		35,900	2,506,179

			7,419,639
Biotechnology — 1.1%
Amgen, Inc.		36,310	5,574,311
Capital Markets — 0.9%
The Goldman Sachs Group, Inc.		21,650	4,520,304

Common Stocks	Shares	Value
Chemicals — 0.3%
Cabot Corp.	15,387	$573,781
The Dow Chemical Co.	22,900	1,171,793

		1,745,574
Communications Equipment — 2.1%
Brocade Communications Systems, Inc.	231,403	2,749,068
Cisco Systems, Inc.	214,270	5,883,854
QUALCOMM, Inc.	35,260	2,208,334

		10,841,256
Construction & Engineering — 0.6%
AECOM (d)	94,630	3,130,360
Consumer Finance — 1.1%
Discover Financial Services	51,850	2,987,597
SLM Corp. (d)	289,080	2,853,220

		5,840,817
Containers & Packaging — 0.4%
Packaging Corp. of America	30,075	1,879,387
Electronic Equipment, Instruments & Components — 0.4%
TE Connectivity Ltd.	4,690	301,567
Zebra Technologies Corp., Class A (d)	18,377	2,040,766

		2,342,333
Energy Equipment & Services — 1.7%
Atwood Oceanics, Inc.	77,800	2,057,032
Halliburton Co.	14,340	617,624
Schlumberger Ltd.	61,040	5,261,038
Weatherford International PLC (d)	80,580	988,717

		8,924,411
Food & Staples Retailing — 2.5%
CVS Health Corp.	102,675	10,768,554
The Kroger Co.	5,010	363,275
Wal-Mart Stores, Inc.	30,120	2,136,412

		13,268,241
Food Products — 0.3%
Pilgrim’s Pride Corp. (e)	25,100	576,547
Tyson Foods, Inc., Class A	28,700	1,223,481

		1,800,028
Health Care Equipment & Supplies — 0.1%
Medtronic PLC	4,440	329,004
Health Care Providers & Services — 7.8%
Aetna, Inc.	65,680	8,371,573
Centene Corp. (d)	50,800	4,084,320
Cigna Corp.	39,000	6,318,000
Express Scripts Holding Co. (d)	11,200	996,128
Humana, Inc.	13,700	2,620,536
Laboratory Corp. of America Holdings (d)	29,460	3,571,141
McKesson Corp.	19,580	4,401,780
UnitedHealth Group, Inc.	46,420	5,663,240
Universal Health Services, Inc., Class B	34,057	4,839,500

		40,866,218
Hotels, Restaurants & Leisure — 1.3%
Carnival Corp.	107,704	5,319,501
Las Vegas Sands Corp.	25,500	1,340,535

		6,660,036
Industrial Conglomerates — 1.2%
3M Co.	39,425	6,083,278

See Notes to Financial Statements.

24	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance — 2.2%
American International Group, Inc.	135,550	$8,379,701
The Travelers Cos., Inc.	31,175	3,013,376

		11,393,077
Internet & Catalog Retail — 0.3%
The Priceline Group, Inc. (d)	1,260	1,450,726
Internet Software & Services — 2.3%
Facebook, Inc., Class A (d)	46,700	4,005,226
Google, Inc., Class A (d)	7,380	3,985,495
Google, Inc., Class C (d)	7,511	3,909,551

		11,900,272
IT Services — 2.8%
Alliance Data Systems Corp. (d)	2,200	642,268
Amdocs Ltd.	46,531	2,540,127
Cognizant Technology Solutions Corp., Class A (d)	37,700	2,303,093
DST Systems, Inc.	6,286	791,910
MasterCard, Inc., Class A	65,770	6,148,180
Total System Services, Inc.	48,129	2,010,348

		14,435,926
Machinery — 0.9%
Parker-Hannifin Corp.	20,263	2,357,195
WABCO Holdings, Inc. (d)	17,620	2,179,946

		4,537,141
Media — 1.9%
Comcast Corp., Class A	145,200	8,732,328
Omnicom Group, Inc.	17,800	1,236,922

		9,969,250
Multiline Retail — 0.5%
Macy’s, Inc.	35,360	2,385,739
Multi-Utilities — 0.2%
Public Service Enterprise Group, Inc.	32,500	1,276,600
Oil, Gas & Consumable Fuels — 2.5%
BP PLC — ADR	93,560	3,738,658
Exxon Mobil Corp.	13,940	1,159,808
Hess Corp.	31,762	2,124,243
Marathon Petroleum Corp.	30,496	1,595,246
PBF Energy, Inc., Class A	23,860	678,101
Suncor Energy, Inc.	114,730	3,157,370
Tesoro Corp.	9,742	822,322

		13,275,748
Paper & Forest Products — 0.4%
Domtar Corp.	49,600	2,053,440
Pharmaceuticals — 2.2%
AstraZeneca PLC — ADR	47,800	3,045,338
Johnson & Johnson	11,200	1,091,552
Merck & Co., Inc.	14,086	801,916
Pfizer, Inc.	10,260	344,018
Teva Pharmaceutical Industries Ltd. — ADR	108,605	6,418,556

		11,701,380
Road & Rail — 0.1%
Union Pacific Corp.	8,400	801,108
Semiconductors & Semiconductor Equipment — 1.9%
Intel Corp.	179,170	5,449,456
Micron Technology, Inc. (d)	157,570	2,968,619
NVIDIA Corp.	65,500	1,317,205

		9,735,280
Software — 1.4%
Microsoft Corp.	88,910	3,925,377

Common Stocks		Shares	Value
Software (concluded)
Oracle Corp.		78,230	$3,152,669

			7,078,046
Specialty Retail — 3.0%
The Home Depot, Inc.		53,100	5,901,003
Lowe’s Cos., Inc.		116,100	7,775,217
Ross Stores, Inc.		37,696	1,832,403

			15,508,623
Technology Hardware, Storage & Peripherals — 3.1%
Apple Inc.		40,740	5,109,815
EMC Corp.		141,800	3,742,102
Hewlett-Packard Co.		77,424	2,323,494
Western Digital Corp.		61,840	4,849,493

			16,024,904
Textiles, Apparel & Luxury Goods — 0.2%
Deckers Outdoor Corp. (d)		4,000	287,880
Fossil Group, Inc. (d)		14,500	1,005,720

			1,293,600
Tobacco — 0.4%
Altria Group, Inc.		43,820	2,143,236
Total Common Stocks — 60.3%			314,625,062

Corporate Bonds		Par (000)
Aerospace & Defense — 0.1%
Lockheed Martin Corp.:
2.90%, 3/01/25	USD	24	23,054
3.60%, 3/01/35		53	49,017
4.07%, 12/15/42		50	47,245
Northrop Grumman Corp., 3.85%, 4/15/45		139	122,303
Raytheon Co., 3.15%, 12/15/24		25	24,795
United Technologies Corp., 4.15%, 5/15/45		65	62,066

			328,480
Air Freight & Logistics — 0.0%
FedEx Corp.:
4.90%, 1/15/34		128	132,696
3.90%, 2/01/35		11	10,169
4.10%, 2/01/45		55	49,403

			192,268
Airlines — 0.1%
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		91	88,043
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		236	233,050
Southwest Airlines Co., 2.75%, 11/06/19		45	45,657
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 3/15/27 (a)		66	65,670
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		19	19,333

			451,753
Auto Components — 0.1%
BorgWarner, Inc., 3.38%, 3/15/25		80	78,719
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		48	48,300
4.88%, 3/15/19		65	65,488
6.00%, 8/01/20		80	82,600

			275,107

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	25

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Automobiles — 0.1%
Daimler Finance North America LLC:
2.25%, 3/02/20 (a)	USD	341	$336,873
2.45%, 5/18/20 (a)		184	182,812

			519,685
Banks — 1.8%
Abbey National Treasury Services PLC, 2.38%, 3/16/20		297	295,991
Bank of America Corp.:
2.60%, 1/15/19		273	275,973
2.25%, 4/21/20		492	483,046
3.30%, 1/11/23		230	226,512
4.00%, 4/01/24		106	107,863
4.00%, 1/22/25		217	211,422
3.95%, 4/21/25		186	179,153
4.88%, 4/01/44		28	28,440
The Bank of Nova Scotia:
1.30%, 7/21/17		383	383,079
2.80%, 7/21/21		473	475,785
Barclays PLC:
2.75%, 11/08/19		200	198,559
2.88%, 6/08/20		200	198,583
BB&T Corp., 2.45%, 1/15/20		112	112,251
Citigroup, Inc.:
1.80%, 2/05/18		205	204,506
2.50%, 9/26/18		208	210,343
2.50%, 7/29/19		285	285,418
2.40%, 2/18/20		400	395,047
3.50%, 5/15/23		126	123,017
3.88%, 3/26/25		140	134,107
Commonwealth Bank of Australia, 2.30%, 3/12/20		250	249,759
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (a)		760	769,120
HSBC USA, Inc., 2.35%, 3/05/20		548	543,519
JPMorgan Chase & Co.:
1.35%, 2/15/17		231	231,202
2.35%, 1/28/19		267	268,029
2.20%, 10/22/19		111	110,022
2.25%, 1/23/20		410	402,900
2.75%, 6/23/20		359	358,511
3.88%, 9/10/24		310	305,011
Macquarie Bank Ltd., 1.60%, 10/27/17 (a)		177	176,920
Royal Bank of Canada, 2.15%, 3/06/20		312	311,493
Standard Chartered PLC, 2.25%, 4/17/20 (a)		200	196,442
Swedbank AB, 2.20%, 3/04/20 (a)		318	315,876
U.S. Bancorp, 2.95%, 7/15/22		208	204,732
Wells Fargo & Co.:
1.50%, 7/01/15		161	161,000
3.30%, 9/09/24		68	66,957
3.00%, 2/19/25		111	106,309
3.90%, 5/01/45		215	193,490

			9,500,387
Beverages — 0.0%
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		46	40,614
Molson Coors Brewing Co., 5.00%, 5/01/42		31	30,179

			70,793
Biotechnology — 0.2%
Amgen, Inc.:
2.13%, 5/01/20		127	124,358
3.13%, 5/01/25		134	126,783
5.65%, 6/15/42		97	107,817
4.40%, 5/01/45		65	59,897
Baxalta, Inc., 4.00%, 6/23/25 (a)		108	107,197

Corporate Bonds		Par (000)	Value
Biotechnology (concluded)
Celgene Corp.:
2.25%, 5/15/19	USD	108	$108,211
3.25%, 8/15/22		116	114,716
Gilead Sciences, Inc.:
2.35%, 2/01/20		25	25,090
4.50%, 2/01/45		60	59,769

			833,838
Capital Markets — 0.8%
The Bank of New York Mellon Corp.:
2.10%, 1/15/19		172	172,503
3.00%, 2/24/25		179	173,421
Credit Suisse, 3.00%, 10/29/21		250	248,051
Credit Suisse Group Funding Guernsey Ltd.:
2.75%, 3/26/20 (a)		250	246,863
4.88%, 5/15/45 (a)		250	240,543
Deutsche Bank AG, 1.88%, 2/13/18		130	129,602
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16		109	110,766
2.63%, 1/31/19		297	300,676
2.55%, 10/23/19		476	477,116
2.60%, 4/23/20		144	143,278
3.50%, 1/23/25		94	91,161
3.75%, 5/22/25		411	405,592
4.80%, 7/08/44		51	50,344
Jefferies Group LLC, 6.50%, 1/20/43		30	29,310
Morgan Stanley:
2.80%, 6/16/20		486	486,517
3.75%, 2/25/23		319	322,554
3.70%, 10/23/24		179	178,275
4.30%, 1/27/45		262	244,812

			4,051,384
Chemicals — 0.1%
Agrium, Inc.:
3.15%, 10/01/22		64	62,052
4.13%, 3/15/35		55	49,180
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 2.45%, 5/01/20 (a)		138	137,118
The Dow Chemical Co.:
4.38%, 11/15/42		32	29,152
4.63%, 10/01/44		43	40,137
Eastman Chemical Co., 4.80%, 9/01/42		58	55,631
Ecolab, Inc., 2.25%, 1/12/20		67	66,326
LYB International Finance BV, 4.00%, 7/15/23		146	149,409
Monsanto Co., 3.60%, 7/15/42		87	69,069
The Sherwin-Williams Co., 4.00%, 12/15/42		26	24,123

			682,197
Commercial Services & Supplies — 0.0%
Republic Services, Inc., 3.20%, 3/15/25		142	136,576
Waste Management, Inc.:
3.13%, 3/01/25		54	52,388
3.90%, 3/01/35		62	56,848

			245,812
Communications Equipment — 0.1%
Cisco Systems, Inc., 2.13%, 3/01/19		38	38,264
Harris Corp., 2.70%, 4/27/20		39	38,502
Juniper Networks, Inc., 3.30%, 6/15/20		79	79,560
QUALCOMM, Inc., 4.65%, 5/20/35		149	144,232

			300,558
Consumer Finance — 0.8%
Ally Financial, Inc.:
4.13%, 2/13/22		200	192,000
5.13%, 9/30/24		180	180,450

See Notes to Financial Statements.

26	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Consumer Finance (concluded)
American Express Credit Corp.:
1.13%, 6/05/17	USD	311	$309,829
2.25%, 8/15/19		179	179,301
2.38%, 5/26/20		297	294,870
Capital One N.A., 2.95%, 7/23/21		263	259,240
Discover Bank, 3.10%, 6/04/20		250	249,751
Discover Financial Services, 3.75%, 3/04/25		59	56,335
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		500	497,404
2.15%, 1/09/18		200	200,823
4.25%, 9/20/22		213	221,826
General Motors Financial Co., Inc.:
2.75%, 5/15/16		211	213,521
2.63%, 7/10/17		410	414,462
4.75%, 8/15/17		260	274,382
3.45%, 4/10/22		105	102,884
4.00%, 1/15/25		180	176,621
Synchrony Financial, 2.70%, 2/03/20		52	51,366
Toyota Motor Credit Corp., 2.75%, 5/17/21		185	187,691

			4,062,756
Containers & Packaging — 0.1%
Reynolds Group Issuer, Inc., 6.88%, 2/15/21		320	333,600
Diversified Financial Services — 0.3%
BP Capital Markets PLC, 2.24%, 5/10/19		221	222,668
General Electric Capital Corp.:
3.15%, 9/07/22		169	169,681
3.10%, 1/09/23		231	230,363
Moody’s Corp., 4.50%, 9/01/22		85	90,540
Shell International Finance BV:
2.13%, 5/11/20		273	272,414
4.13%, 5/11/35		245	239,835
3.63%, 8/21/42		46	40,230
Woodside Finance Ltd., 3.65%, 3/05/25 (a)		71	68,186

			1,333,917
Diversified Telecommunication Services — 0.5%
AT&T Inc.:
2.38%, 11/27/18		91	91,797
2.30%, 3/11/19		235	235,189
2.45%, 6/30/20		300	294,081
3.88%, 8/15/21		133	137,184
3.00%, 6/30/22		363	350,500
3.40%, 5/15/25		90	85,834
4.30%, 12/15/42		127	108,845
4.75%, 5/15/46		54	49,139
Orange SA, 5.50%, 2/06/44		61	64,586
Verizon Communications, Inc.:
2.63%, 2/21/20		297	296,332
3.45%, 3/15/21		167	170,228
5.05%, 3/15/34		60	60,404
4.40%, 11/01/34		304	281,431
3.85%, 11/01/42		238	196,420
4.86%, 8/21/46		138	129,156

			2,551,126
Electric Utilities — 0.4%
Alabama Power Co., 2.80%, 4/01/25		24	23,004
Commonwealth Edison Co., 4.70%, 1/15/44		87	91,563
Duke Energy Carolinas LLC:
4.25%, 12/15/41		128	125,930
3.75%, 6/01/45		59	53,804
Duke Energy Corp., 3.75%, 4/15/24		35	35,662
Duke Energy Florida, Inc., 3.85%, 11/15/42		59	54,542
Entergy Arkansas, Inc., 3.70%, 6/01/24		212	221,290

Corporate Bonds		Par (000)	Value
Electric Utilities (concluded)
Exelon Corp., 2.85%, 6/15/20	USD	48	$48,279
Florida Power & Light Co., 3.80%, 12/15/42		46	42,923
Georgia Power Co., 3.00%, 4/15/16		371	377,544
PacifiCorp.:
3.60%, 4/01/24		275	283,913
3.35%, 7/01/25		192	192,134
Progress Energy, Inc., 4.88%, 12/01/19		20	21,840
Public Service Co. of Colorado, 2.50%, 3/15/23		110	105,647
Puget Sound Energy, Inc., 4.30%, 5/20/45		123	122,311
Southern California Edison Co., 1.25%, 11/01/17		49	48,955
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		182	180,788

			2,030,129
Electrical Equipment — 0.0%
Rockwell Automation, Inc., 2.88%, 3/01/25		95	92,131
Energy Equipment & Services — 0.0%
Ensco PLC, 5.75%, 10/01/44		22	19,606
Transocean, Inc., 6.80%, 3/15/38		30	22,425

			42,031
Food & Staples Retailing — 0.0%
CVS Health Corp., 5.30%, 12/05/43		36	39,229
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		62	59,864
4.00%, 4/11/43		31	29,580

			128,673
Food Products — 0.0%
Kraft Foods Group, Inc., 6.88%, 1/26/39		36	44,115
Health Care Equipment & Supplies — 0.3%
Abbott Laboratories:
2.55%, 3/15/22		205	200,285
2.95%, 3/15/25		162	155,740
Baxter International, Inc., 2.40%, 8/15/22		96	90,965
Becton Dickinson and Co.:
1.45%, 5/15/17		102	101,925
1.80%, 12/15/17		35	35,004
2.68%, 12/15/19		149	149,113
3.13%, 11/08/21		64	63,447
4.69%, 12/15/44		20	19,353
Boston Scientific Corp.:
2.65%, 10/01/18		101	102,455
2.85%, 5/15/20		119	118,160
3.85%, 5/15/25		132	128,073
Medtronic, Inc.:
2.50%, 3/15/20 (a)		92	92,154
3.13%, 3/15/22		88	89,173
4.63%, 3/15/44		134	135,081
4.63%, 3/15/45 (a)		74	74,914
Zimmer Holdings, Inc.:
3.55%, 4/01/25		46	44,445
4.25%, 8/15/35		106	97,972

			1,698,259
Health Care Providers & Services — 0.5%
Aetna, Inc.:
4.50%, 5/15/42		65	60,463
4.13%, 11/07/42		32	28,356
AmerisourceBergen Corp.:
1.15%, 5/15/17		259	258,558
3.25%, 3/01/25		31	29,823
4.25%, 3/01/45		31	28,141

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	27

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (concluded)
Anthem, Inc.:
1.88%, 1/15/18	USD	287	$286,500
2.30%, 7/15/18		396	398,356
Series A, 3.70%, 8/15/21		122	124,832
3.30%, 1/15/23		193	185,492
4.65%, 8/15/44		54	49,391
Cigna Corp., 3.25%, 4/15/25		212	203,355
Express Scripts Holding Co.:
1.25%, 6/02/17		98	97,541
3.90%, 2/15/22		66	67,773
HCA, Inc.:
5.38%, 2/01/25		200	203,260
5.25%, 4/15/25		180	187,200
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		85	84,341
UnitedHealth Group, Inc.:
2.88%, 12/15/21		98	97,989
3.95%, 10/15/42		117	105,860

			2,497,231
Hotels, Restaurants & Leisure — 0.0%
McDonald’s Corp., 4.60%, 5/26/45		31	30,244
Household Durables — 0.0%
Newell Rubbermaid, Inc., 2.88%, 12/01/19		210	212,246
Household Products — 0.0%
Kimberly-Clark Corp.:
1.90%, 5/22/19		187	186,569
2.65%, 3/01/25		40	38,665

			225,234
Industrial Conglomerates — 0.1%
Eaton Corp., 2.75%, 11/02/22		152	147,839
General Electric Co., 4.50%, 3/11/44		194	197,024

			344,863
Insurance — 0.5%
Aflac, Inc., 3.63%, 6/15/23		52	52,549
The Allstate Corp., 3.15%, 6/15/23		62	62,079
American International Group, Inc.:
3.38%, 8/15/20		119	123,173
3.88%, 1/15/35		62	56,000
4.50%, 7/16/44		61	58,026
4.38%, 1/15/55		53	47,204
Aon PLC, 4.75%, 5/15/45		24	23,133
Berkshire Hathaway Finance Corp., 4.30%, 5/15/43		43	41,617
Lincoln National Corp., 3.35%, 3/09/25		31	30,070
Loews Corp., 2.63%, 5/15/23		62	59,283
Manulife Financial Corp., 3.40%, 9/17/15		172	172,881
MassMutual Global Funding II, 2.35%, 4/09/19 (a)		220	222,240
MetLife, Inc., 4.05%, 3/01/45		133	122,159
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (a)		646	647,460
2.30%, 4/10/19 (a)		330	332,053
Prudential Financial, Inc.:
4.75%, 9/17/15		257	258,988
4.60%, 5/15/44		171	165,331
The Travelers Cos., Inc., 4.60%, 8/01/43		109	112,788
XLIT Ltd., 2.30%, 12/15/18		99	99,667

			2,686,701
Internet & Catalog Retail — 0.0%
Amazon.com, Inc., 2.60%, 12/05/19		147	147,921
IT Services — 0.0%
MasterCard, Inc., 3.38%, 4/01/24		131	133,720

Corporate Bonds		Par (000)	Value
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	USD	94	$92,889
Machinery — 0.1%
Caterpillar, Inc., 4.75%, 5/15/64		127	124,314
John Deere Capital Corp., 3.35%, 6/12/24		149	151,868
Schaeffler Holding Finance BV, 6.75%, 11/15/22		200	217,750

			493,932
Media — 0.6%
21st Century Fox America, Inc.:
3.70%, 9/15/24		60	60,448
4.75%, 9/15/44		42	41,066
Altice U.S. Finance I Corp., 5.38%, 7/15/23		200	195,000
CBS Corp., 2.30%, 8/15/19		107	105,749
Comcast Corp.:
3.38%, 8/15/25		108	106,575
4.40%, 8/15/35		161	159,868
4.75%, 3/01/44		38	38,575
4.60%, 8/15/45		54	53,536
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
4.60%, 2/15/21		245	261,010
6.38%, 3/01/41		45	48,406
5.15%, 3/15/42		63	59,271
Discovery Communications LLC, 3.45%, 3/15/25		65	60,992
The Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		72	73,647
3.75%, 2/15/23		60	59,366
NBCUniversal Media LLC:
4.38%, 4/01/21		592	641,181
4.45%, 1/15/43		87	83,615
Scripps Networks Interactive, Inc., 2.75%, 11/15/19		151	151,322
Time Warner Cable, Inc.:
5.00%, 2/01/20		89	96,086
4.13%, 2/15/21		186	192,035
4.00%, 9/01/21		25	25,666
5.50%, 9/01/41		121	112,853
Time Warner, Inc.:
2.10%, 6/01/19		223	221,535
3.60%, 7/15/25		124	120,612
4.65%, 6/01/44		146	138,795
Viacom, Inc.:
2.75%, 12/15/19		71	70,994
4.50%, 3/01/21		90	95,209

			3,273,412
Metals & Mining — 0.2%
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		145	142,386
5.40%, 11/14/34		74	63,836
Newmont Mining Corp., 3.50%, 3/15/22		86	82,073
Novelis, Inc., 8.75%, 12/15/20		420	444,150
Nucor Corp., 5.20%, 8/01/43		41	41,949
Rio Tinto Finance USA PLC, 2.88%, 8/21/22		4	3,873

			778,267
Multiline Retail — 0.0%
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34		67	64,284
Target Corp.:
3.50%, 7/01/24		33	33,686
4.00%, 7/01/42		63	59,533

			157,503

See Notes to Financial Statements.

28	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Multi-Utilities — 0.3%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20	USD	57	$56,750
3.50%, 2/01/25		57	56,762
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		55	56,572
CMS Energy Corp., 3.88%, 3/01/24		183	186,069
Consumers Energy Co., 3.95%, 5/15/43		46	43,877
Dominion Resources, Inc.:
1.95%, 8/15/16		171	172,322
2.50%, 12/01/19		142	142,424
DTE Electric Co., 3.95%, 6/15/42		59	56,053
DTE Energy Co.:
2.40%, 12/01/19		41	40,997
3.50%, 6/01/24		160	160,221
NiSource Finance Corp., 3.85%, 2/15/23		103	105,986
Pacific Gas & Electric Co.:
4.75%, 2/15/44		60	61,857
4.30%, 3/15/45		46	44,182
PG&E Corp., 2.40%, 3/01/19		92	92,119
Sempra Energy, 2.88%, 10/01/22		45	43,631
Virginia Electric & Power Co.:
4.45%, 2/15/44		46	46,194
4.20%, 5/15/45		98	94,701

			1,460,717
Oil, Gas & Consumable Fuels — 1.1%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		61	79,837
4.50%, 7/15/44		61	56,062
Chevron Corp.:
2.19%, 11/15/19		36	36,200
1.96%, 3/03/20		273	270,762
Continental Resources, Inc.:
3.80%, 6/01/24		62	56,594
4.90%, 6/01/44		71	59,797
Devon Energy Corp., 5.60%, 7/15/41		65	68,052
Energy Transfer Partners LP:
4.15%, 10/01/20		68	69,888
4.65%, 6/01/21		239	245,296
4.90%, 3/15/35		69	62,259
6.63%, 10/15/36		48	50,601
5.15%, 2/01/43		60	53,433
Enterprise Products Operating LLC:
3.90%, 2/15/24		67	67,278
3.70%, 2/15/26		56	54,223
4.45%, 2/15/43		175	158,159
EOG Resources, Inc.:
2.45%, 4/01/20		356	358,472
3.90%, 4/01/35		130	123,064
Exxon Mobil Corp., 1.82%, 3/15/19		296	296,384
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		793	781,900
3.95%, 9/01/22		100	97,791
5.63%, 9/01/41		30	28,134
4.70%, 11/01/42		92	76,848
Kinder Morgan, Inc., 3.05%, 12/01/19		249	248,724
Laredo Petroleum, Inc., 7.38%, 5/01/22		15	15,788
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19		220	172,150
Marathon Petroleum Corp., 4.75%, 9/15/44		35	31,944
MEG Energy Corp.:
6.50%, 3/15/21 (a)		20	19,250
7.00%, 3/31/24		43	41,226
Noble Energy, Inc., 4.15%, 12/15/21		124	129,179
Occidental Petroleum Corp., 3.13%, 2/15/22		89	89,223

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Peabody Energy Corp., 6.00%, 11/15/18	USD	33	$15,840
Phillips 66, 4.88%, 11/15/44		48	45,846
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19		266	264,872
2.85%, 1/31/23		223	209,298
5.15%, 6/01/42		48	46,415
4.90%, 2/15/45		54	50,912
Spectra Energy Partners LP, 3.50%, 3/15/25		186	178,126
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23		129	122,081
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		59	59,390
2.50%, 8/01/22		70	66,402
4.63%, 3/01/34		122	120,963
Valero Energy Corp., 3.65%, 3/15/25		239	232,389
Western Gas Partners LP, 4.00%, 7/01/22		98	98,340
Williams Partners LP:
4.00%, 11/15/21		225	227,107
4.50%, 11/15/23		34	34,157
4.90%, 1/15/45		43	36,896

			5,707,552
Paper & Forest Products — 0.0%
International Paper Co.:
3.65%, 6/15/24		63	62,093
4.80%, 6/15/44		96	89,021

			151,114
Pharmaceuticals — 0.7%
AbbVie, Inc.:
2.50%, 5/14/20		180	178,153
2.90%, 11/06/22		135	130,721
4.50%, 5/14/35		165	161,420
4.40%, 11/06/42		106	100,295
Actavis Funding SCS:
2.35%, 3/12/18		791	795,176
3.00%, 3/12/20		882	884,000
Bristol-Myers Squibb Co., 4.50%, 3/01/44		66	68,322
Eli Lilly & Co.:
2.75%, 6/01/25		21	20,287
3.70%, 3/01/45		49	44,453
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22		95	94,168
Merck & Co., Inc., 3.70%, 2/10/45		169	150,979
Mylan, Inc., 3.13%, 1/15/23 (a)		134	127,861
Novartis Capital Corp., 4.40%, 4/24/20		145	160,032
Pfizer, Inc.:
4.30%, 6/15/43		57	55,698
4.40%, 5/15/44		48	47,353
Roche Holdings, Inc., 2.88%, 9/29/21 (a)		200	201,648
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		56	57,075
Valeant Pharmaceuticals International, Inc., 6.13%, 4/15/25 (a)		171	175,916
Zoetis, Inc., 3.25%, 2/01/23		57	55,222

			3,508,779
Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.:
3.45%, 9/15/21		82	81,605
3.50%, 1/31/23		19	18,251
5.00%, 2/15/24		19	20,086
ERP Operating LP, 3.38%, 6/01/25		59	57,772
HCP, Inc., 4.00%, 6/01/25		126	123,354

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	29

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Real Estate Investment Trusts (REITs) (concluded)
Omega Healthcare Investors, Inc., 4.50%, 4/01/27 (a)	USD	50	$47,962
Simon Property Group LP:
3.38%, 10/01/24		89	88,428
4.25%, 10/01/44		77	73,121
Ventas Realty LP, 3.75%, 5/01/24		95	93,617

			604,196
Road & Rail — 0.2%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23		74	72,296
4.15%, 4/01/45		36	33,203
CSX Corp., 4.10%, 3/15/44		48	43,956
Norfolk Southern Corp., 4.45%, 6/15/45		62	59,486
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 2/01/22 (a)		152	147,340
Ryder System, Inc., 2.45%, 9/03/19		182	181,627
Union Pacific Corp.:
3.38%, 2/01/35		34	30,226
3.88%, 2/01/55		141	123,993
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		157	156,808

			848,935
Software — 0.2%
Adobe Systems, Inc., 3.25%, 2/01/25		59	56,961
First Data Corp.:
7.38%, 6/15/19 (a)		115	119,543
8.75%, 1/15/22		190	201,875
Microsoft Corp.:
3.50%, 2/12/35		162	148,100
3.75%, 2/12/45		83	74,836
Oracle Corp.:
2.80%, 7/08/21		356	360,336
4.30%, 7/08/34		116	114,393
4.38%, 5/15/55		189	175,618

			1,251,662
Specialty Retail — 0.0%
The Home Depot, Inc.:
5.40%, 9/15/40		36	41,008
4.40%, 3/15/45		21	20,970
Lowe’s Cos., Inc., 4.25%, 9/15/44		41	39,643
QVC, Inc.:
3.13%, 4/01/19		55	54,630
5.13%, 7/02/22		92	94,739

			250,990
Technology Hardware, Storage & Peripherals — 0.3%
Apple Inc.:
2.10%, 5/06/19		381	384,835
2.00%, 5/06/20		685	681,030
3.45%, 2/09/45		44	37,291
Hewlett-Packard Co., 3.75%, 12/01/20		253	260,718
Seagate HDD Cayman, 5.75%, 12/01/34 (a)		3	2,954

			1,366,828
Tobacco — 0.2%
Altria Group, Inc.:
2.63%, 1/14/20		89	88,654
2.85%, 8/09/22		55	52,867
4.25%, 8/09/42		37	32,838

Corporate Bonds		Par (000)	Value
Tobacco (concluded)
Philip Morris International, Inc.:
1.13%, 8/21/17	USD	183	$182,675
4.13%, 3/04/43		59	54,433
4.88%, 11/15/43		91	94,153
Reynolds American, Inc.:
2.30%, 6/12/18		70	70,523
3.25%, 6/12/20		55	55,710
3.25%, 11/01/22		76	73,200
4.45%, 6/12/25		86	87,619
4.75%, 11/01/42		59	53,524
RJ Reynolds Tobacco Co., 3.75%, 5/20/23		22	21,382

			867,578
Trading Companies & Distributors — 0.0%
Air Lease Corp., 3.75%, 2/01/22		104	103,938
GATX Corp., 2.60%, 3/30/20		67	66,110
United Rentals North America, Inc., 7.63%, 4/15/22		45	48,713

			218,761
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 2.38%, 9/08/16		480	486,058
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		480	542,045
Sprint Corp., 7.88%, 9/15/23		175	170,677
T-Mobile USA, Inc.:
6.63%, 4/28/21		65	67,438
6.73%, 4/28/22		60	62,550
6.84%, 4/28/23		20	21,025
Vodafone Group PLC, 2.50%, 9/26/22		67	61,456

			1,411,249
Total Corporate Bonds — 11.2%			58,491,523

Foreign Agency Obligations
Norway — 0.1%
Statoil ASA, 2.90%, 11/08/20		365	373,965

Foreign Government Obligations
Brazil — 0.1%
Federative Republic of Brazil:
4.25%, 1/07/25		400	386,200
5.63%, 1/07/41		121	115,555

			501,755
Colombia — 0.1%
Republic of Colombia, 4.00%, 2/26/24		280	278,600
Germany — 0.2%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	805	973,258

See Notes to Financial Statements.

30	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Mexico — 0.4%
United Mexican States:
4.75%, 6/14/18	MXN	9,200	$587,714
8.50%, 12/13/18		2,300	163,181
5.00%, 12/11/19		2,000	126,195
4.00%, 10/02/23	USD	849	872,347
8.00%, 12/07/23	MXN	3,000	215,687
6.05%, 1/11/40	USD	8	9,080
4.75%, 3/08/44		106	100,700
5.55%, 1/21/45		33	35,104

			2,110,008
Peru — 0.0%
Republic of Peru, 7.35%, 7/21/25		150	195,750
Russia — 0.0%
Russian Federation:
7.60%, 7/20/22	RUB	1,720	26,243
7.00%, 8/16/23		9,160	131,877

			158,120
Slovenia — 0.1%
Republic of Slovenia, 4.13%, 2/18/19 (a)		260	270,400
Turkey — 0.1%
Republic of Turkey, 5.75%, 3/22/24		480	519,600
Total Foreign Government Obligations — 1.0%			5,007,491

Investment Companies — 0.2%		Shares
Utilities Select Sector SPDR Fund (e)		25,900	1,073,814

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 0.9%
Adjustable Rate Mortgage Trust, Series 2005-12, Class 4A1, 3.26%, 3/25/36 (b)	USD	95	70,928
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 0.48%, 1/25/36 (b)		44	35,641
Series 2005-80CB, Class 4A1, 6.00%, 2/25/36		95	80,750
Series 2006-OA21, Class A1, 0.38%, 3/20/47 (b)		1,669	1,314,061
Series 2007-22, Class 2A16, 6.50%, 9/25/37		1,123	890,797
Series 2007-OA3, Class 1A1, 0.32%, 4/25/47 (b)		64	53,613
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 1.12%, 4/25/46 (b)		94	54,137
Series 2006-OA5, Class 2A1, 0.38%, 4/25/46 (b)		178	143,777
Credit Suisse Mortgage Capital Certificates:
Series 2011-5R, Class 2A1, 2.76%, 8/27/46 (a)(b)		349	341,746
Series 2015-PR1, Class A-1, 3.50%, 2/25/55 (a)(b)		207	198,874
Deutsche ALT-A Securities, Inc., Series 2007-RS1, Class A2, 0.68%, 1/27/37 (a)(b)		40	63,807

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.98%, 11/25/34 (b)	USD	63	$62,381
JPMorgan Alternative Loan Trust, Series 2007-A1, Class 1A4, 0.39%, 3/25/37 (b)		92	60,606
LSTAR Securities Investment Trust:
Series 2014-1, Class Note, 3.28%, 9/01/21 (a)(b)		460	460,645
Series 2014-2, Class A, 2.18%, 12/01/21 (a)(b)		332	328,129
Series 2015-1, Class A, 2.18%, 1/01/20 (a)(b)		112	110,319
Series 2015-3, Class A, 2.18%, 3/01/20 (a)(b)		294	290,212
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.41%, 2/25/46 (b)		220	102,762

			4,663,185
Commercial Mortgage-Backed Securities — 2.2%
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class F, 3.72%, 4/14/33 (a)(b)		100	88,210
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		30	31,280
Series 2007-3, Class A1A, 5.75%, 6/10/49 (b)		326	348,252
Series 2007-3, Class A4, 5.75%, 6/10/49 (b)		280	295,852
Series 2007-3, Class AJ, 5.75%, 6/10/49 (b)		60	62,203
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		130	136,729
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-FL1, Class A, 1.59%, 12/15/31 (a)(b)		105	105,135
Barclays Commercial Mortgage Trust:
Series 2015-SLP, Class D, 3.39%, 2/15/28 (a)(b)		100	99,471
Series 2015-VFM, Class A2, 3.38%, 3/15/36 (a)(b)		100	99,440
Bayview Commercial Asset Trust, Series 2008-4, Class A3, 2.94%, 7/25/38 (a)(b)		168	166,285
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		271	284,410
Series 2007-PW16, Class AM, 5.90%, 6/11/40 (b)		54	57,830
Series 2007-PW17, Class A3, 5.74%, 6/11/50		48	48,004
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.68%, 7/05/33 (a)(b)		130	129,213
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL, 2.35%, 5/15/29 (a)(b)		100	95,148
Carefree Portfolio Trust, Series 2014-CARE, Class A, 1.51%, 11/15/19 (a)(b)		100	100,249
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.59%, 12/15/27 (a)(b)		215	215,076
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class D, 4.46%, 4/10/46 (a)(b)		400	374,946

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	31

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2014-388G, Class A, 0.94%, 6/15/33 (a)(b)	USD	273	$271,523
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		250	262,596
Series 2007-CD5, Class AMA, 6.33%, 11/15/44 (b)		40	43,445
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.96%, 5/15/46 (b)		245	261,806
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJFL, 0.88%, 12/10/49 (a)(b)		140	136,014
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		130	136,064
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		285	282,109
Series 2013-FL3, Class A, 1.70%, 10/13/28 (a)(b)		281	281,182
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		180	182,447
Series 2014-277P, Class A, 3.73%, 8/10/49 (a)(b)		380	387,211
Series 2014-CR20, Class A4, 3.59%, 11/10/47		10	10,205
Series 2014-FL5, Class D, 4.00%, 10/15/31 (a)(b)		115	106,444
Series 2014-KYO, Class F, 3.69%, 6/11/27 (a)(b)		210	210,198
Series 2015-3BP, Class A, 3.18%, 2/10/35 (a)		100	98,150
Series 2015-CR22, Class A5, 3.31%, 3/10/48		80	79,590
Series 2015-LC21, Class A4, 3.71%, 7/10/48		10	10,252
Core Industrial Trust:
Series 2015-CALW, Class A, 3.04%, 2/10/34 (a)		100	100,376
Series 2015-TEXW, Class A, 3.08%, 2/10/34 (a)		100	100,122
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1B 0.39%, 7/20/46 (b)		257	190,608
Credit Suisse Mortgage Capital Certificates, Series 2015-DEAL, Class D, 3.29%, 4/15/29 (a)(b)		100	99,525
Deutsche Bank Re-REMIC Trust, Series 2011-C32, Class A3A, 5.90%, 6/17/49 (a)(b)		205	214,724
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		225	225,723
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.48%, 12/15/16 (a)(b)		100	99,985
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		460	435,916
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB20, Class AJ, 6.28%, 2/12/51 (b)		55	57,472
Series 2007-LDPX, Class AM, 5.46%, 1/15/49 (b)		282	291,527

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)	USD	225	$235,182
Series 2014-FL6, Class A, 1.59%, 11/15/31 (a)(b)		140	139,923
Series 2015-CSMO, Class A, 1.44%, 1/15/32 (a)(b)		100	99,649
Series 2015-CSMO, Class D, 3.49%, 1/15/32 (a)(b)		100	100,212
Merrill Lynch Mortgage Trust:
Series 2005-CIP1, Class AJ, 5.14%, 7/12/38 (b)		25	25,001
Series 2007-C1, Class A1A, 5.84%, 6/12/50 (b)		145	151,560
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class A2, 3.10%, 12/15/47		42	43,533
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.36%, 2/12/44 (b)		32	31,378
Series 2007-HQ12, Class A2FX, 5.59%, 4/12/49 (b)		71	70,455
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		150	158,290
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (b)		91	97,155
Morgan Stanley Re-REMIC Trust:
Series 2011-IO, Class C, 0.00%, 3/23/51 (a)(f)		165	156,393
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		99	99,018
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		143	143,168
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.15%, 2/16/51 (a)(b)		891	917,323
Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.24%, 4/15/32 (a)(b)		155	154,206
STRIPs Ltd.:
Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		168	166,391
Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		110	99,825
VFC LLC, Series 2014-2, Class A, 2.75%, 7/20/30 (a)		124	123,568
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		35	35,645
Series 2006-WL7A, Class H, 0.59%, 9/15/21 (a)(b)		230	224,692
Series 2007-C33, Class AJ, 6.15%, 2/15/51 (b)		188	194,360
Wells Fargo Commercial Mortgage Trust:
Series 2014-TISH, Class SCH1, 2.94%, 1/15/27 (a)(b)		300	297,855
Series 2015-C27, Class A5, 3.45%, 2/15/48		64	64,417
Series 2015-C27, Class C, 3.89%, 2/15/48		47	43,738
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		80	79,956

			11,265,840

See Notes to Financial Statements.

32	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 0.2%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)	USD	4,250	$218,475
Commercial Mortgage Pass-Through Certificates:
Series 2013-LC6, Class XA, 1.90%, 1/10/46 (b)		2,436	191,034
Series 2015-3BP, Class XA, 0.17%, 2/10/35 (a)(b)		2,522	21,210
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(b)		1,000	45,170
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, 1.86%, 2/10/46 (b)		3,253	295,530
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class XA, 1.35%, 10/15/48 (b)		999	75,354
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XA, 1.31%, 12/15/47 (b)		537	38,101
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class XA, 1.15%, 2/15/48 (b)		998	70,964
WF-RBS Commercial Mortgage Trust:
Series 2014-C24, Class XA, 1.13%, 11/15/47 (b)		1,101	72,315
Series 2014-LC14, Class XA, 1.61%, 3/15/47 (b)		1,384	109,806

			1,137,959
Total Non-Agency Mortgage-Backed Securities — 3.3%			17,066,984

Other Interests (g)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (d)(h)		130	13
Lehman Brothers Holdings, Inc. (d)(h)		490	49
Total Other Interests — 0.0%			62

Preferred Securities
Capital Trusts		Par (000)
Aerospace & Defense — 0.1%
United Technologies Corp., 1.78%, 5/04/18 (i)		246	246,756
Banks — 0.1%
Bank of America Corp., 6.10% (b)(j)		63	62,213
Citigroup, Inc.:
5.90% (b)(j)		55	54,175
Series P, 5.95% (b)(j)		100	96,520
JPMorgan Chase & Co., 5.30% (b)(j)		100	99,260

			312,168
Capital Markets — 0.0%
The Goldman Sachs Group, Inc., 5.38% (b)(j)		87	85,947
State Street Capital Trust IV, 1.29%, 6/01/77 (b)		38	33,155

			119,102

Preferred Securities		Par (000)	Value
Consumer Finance — 0.0%
Capital One Financial Corp., 5.55% (b)(j)	USD	100	$99,125
Insurance — 0.0%
MetLife, Inc., 5.25% (b)(j)		51	50,554
Total Capital Trusts — 0.2%			827,705

Preferred Stocks		Shares
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(j)		200,000	212,750
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (b)		10,000	37,500
Freddie Mac, Series Z, 8.38% (b)		10,000	37,500
Total Preferred Stocks — 0.0%			287,750
Trust Preferreds
Consumer Finance — 0.0%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)		10,500	272,790
Diversified Financial Services — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		16,773	435,427
Total Trust Preferreds — 0.1%			708,217
Total Preferred Securities — 0.3%		USD	1,823,672

Taxable Municipal Bonds		Par (000)
Bay Area Toll Authority RB, 5.00%, 10/01/54	USD	195	208,788
City of San Jose, CA Airport Revenue RB, AMBAC, 5.00%, 3/01/37		45	46,509
County of Miami-Dade, FL Aviation Revenue RB, 5.00%, 10/01/38		90	97,110
Energy Northwest RB, 5.00%, 7/01/19		125	143,035
Los Angeles Community College District/CA GO, 6.60%, 8/01/42		50	66,741
Los Angeles Unified School District GO, 5.00%, 7/01/22		90	107,693
Massachusetts Development Finance Agency RB, 5.00%, 7/01/44		145	152,699
Massachusetts Educational Financing Authority RB, 5.00%, 1/01/22		115	127,350
Metropolitan Transportation Authority RB, 6.81%, 11/15/40		55	71,832
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		45	53,963
New Jersey Economic Development Authority RB, 5.00%, 3/01/21		255	276,563
New Jersey Health Care Facilities Financing Authority RB, 5.00%, 7/01/44		430	456,561
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		66	91,655
New York City Water & Sewer System RB:
5.38%, 6/15/43		215	250,591
5.50%, 6/15/43		255	299,564
5.88%, 6/15/44		50	62,557
New York State Dormitory Authority RB, 5.39%, 3/15/40		50	58,365
New York State Thruway Authority RB, 5.00%, 1/01/31		35	39,636

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	33

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds		Par (000)	Value
New York State Urban Development Corp RB, 5.00%, 3/15/20	USD	165	$191,494
Pennsylvania Economic Development Financing Authority RB, 5.00%, 12/31/38		50	52,639
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		85	90,154
Richland County School District No. 2/SC GO, 5.00%, 2/01/22		45	53,359
South Carolina State Public Service Authority RB, 5.00%, 12/01/46		110	118,877
South Carolina Transportation Infrastructure Bank RB, 5.00%, 10/01/23-10/01/24		75	89,421
State of California GO, 7.60%, 11/01/40		240	355,610
State of Georgia GO, 5.00%, 2/01/22		75	89,575
State of Illinois GO, 5.10%, 6/01/33		230	213,475
University of California RB, 4.86%, 5/15/12		50	45,174
Total Taxable Municipal Bonds — 0.7%			3,910,990

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.2%
Fannie Mae:
Series 2013-C01, Class M2, 5.43%, 10/25/23 (b)		590	640,592
Series 2014-C01, Class M2, 4.58%, 1/25/24 (b)		134	137,962

			778,554
Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae:
Series 2014-M13, Class A2, 3.02%, 8/25/24 (b)		40	40,255
Series 2015-M3, Class A2, 2.72%, 10/25/24		124	122,426
Freddie Mac, Series K045, Class A2, 3.02%, 1/25/25		90	90,554

			253,235
Interest Only Commercial Mortgage-Backed Securities — 0.0%
Fannie Mae, Series 2014-M13, Class X2, 0.24%, 2/25/24 (b)		5,015	60,254
Freddie Mac, Series K718, Class X1, 0.77%, 1/25/22		1,010	37,314
Ginnie Mae:
Series 2012-120, Class IO, 0.93%, 2/16/53 (b)		1,269	86,162
Series 2014-40, Class AI, 1.00%, 2/16/39		474	13,438
Series 2014-52, Class AI, 0.83%, 8/16/41		382	10,839

			208,007
Mortgage-Backed Securities — 16.3%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/30 (k)		1,623	1,642,661
3.00%, 4/01/29-7/01/45 (b)(k)		9,001	9,074,521
3.14%, 3/01/41 (b)		92	97,786
3.16%, 12/01/40 (b)		133	140,858
3.36%, 6/01/41 (b)		157	165,737
3.50%, 7/01/26-7/01/45 (k)		8,198	8,567,844
3.51%, 9/01/41 (b)		115	122,143
4.00%, 2/01/25-7/01/45 (k)		14,487	15,370,866
4.50%, 2/01/25-3/01/44 (k)		5,788	6,230,583
4.69%, 8/01/38 (b)		113	118,661
5.00%, 4/01/33-7/01/45 (k)		3,320	3,678,181
5.50%, 2/01/35-7/01/45 (k)		1,720	1,938,149
6.00%, 12/01/27-7/01/45 (k)		1,217	1,387,149

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (concluded)
6.50%, 5/01/40	USD	500	$574,656
Freddie Mac Mortgage-Backed Securities:
2.50%, 7/01/30 (k)		1,000	1,011,563
3.00%, 7/01/30-8/01/43 (k)		3,564	3,572,521
3.02%, 2/01/41 (b)		108	115,996
3.50%, 4/01/42-7/01/45 (k)		3,048	3,139,832
4.00%, 4/01/44-7/01/45 (k)		6,052	6,399,595
4.50%, 2/01/39-7/01/45 (k)		1,650	1,782,495
5.00%, 8/01/40-7/01/45 (k)		1,131	1,248,711
5.50%, 6/01/41-7/01/45 (k)		386	432,506
6.00%, 1/01/34-7/01/45 (k)		293	331,200
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/45 (k)		2,665	2,690,192
3.50%, 12/15/42-7/15/45 (k)		6,111	6,359,640
4.00%, 9/20/40-7/15/45 (k)		3,363	3,571,413
4.50%, 5/20/41-2/15/42		2,716	2,959,475
5.00%, 12/15/38-7/15/45 (k)		1,461	1,617,277
5.50%, 7/15/45 (k)		700	788,266
7.50%, 3/15/32		5	6,244

			85,136,721
Total U.S. Government Sponsored Agency Securities — 16.6%			86,376,517

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.00%, 5/15/45 (l)		7,759	7,603,330
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25		6,291	6,170,114
U.S. Treasury Notes:
0.63%, 5/31/17-6/30/17		2,035	2,034,372
1.13%, 6/15/18		8,645	8,677,419
1.63%, 6/30/20		11,200	11,199,126
1.88%, 5/31/22		1,350	1,335,023
2.13%, 6/30/22		1,325	1,330,590
Total U.S. Treasury Obligations — 7.4%			38,349,974
Total Long-Term Investments
(Cost — $490,093,784) — 105.7%			551,216,493

Short-Term Securities
Borrowed Bond Agreements — 0.5% (m)
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.00%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $2,726,634, collateralized by U.S. Treasury Notes, 2.13% due at 5/15/25, original par and fair value of USD 2,775,200 and $2,724,900, respectively)		2,727	2,726,634
		Beneficial Interest (000)
Money Market Funds — 0.3%
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (n)(o)(p)		1,648	1,647,596
Total Short-Term Securities
(Cost — $4,374,230) — 0.8%			4,374,230

See Notes to Financial Statements.

34	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Options Purchased			Value
(Cost — $95,020) — 0.0%			$40,836
Total Investments Before Borrowed Bonds, Investments Sold Short, Options Written and TBA Sale Commitments
(Cost — $494,563,034) — 106.5%			555,631,559

Borrowed Bonds		Par (000)
U.S. Treasury Obligations — (0.5)%
U.S. Treasury Notes, 2.13%, 5/15/25	USD	2,775	(2,724,900)
Total Borrowed Bonds
(Proceeds — $2,736,735) — (0.5)%			(2,724,900)

Investments Sold Short
U.S. Treasury Obligations — (0.2)%
U.S. Treasury Notes, 2.13%, 5/15/25		1,200	(1,177,759)
Total Investments Sold Short
(Proceeds — $1,183,453) — (0.2)%			(1,177,759)

Options Written
(Premiums Received — $ 124,777) — (0.0)%			(84,120)

TBA Sale Commitments (k)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/45	USD	4,125	$(4,109,612)
3.50%, 7/01/30		1,876	(1,978,506)
4.00%, 7/01/30-7/01/45		5,200	(5,499,782)
4.50%, 7/01/45		1,645	(1,778,399)
5.00%, 7/01/45		2,600	(2,871,070)
5.50%, 7/01/45		900	(1,010,531)
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/45		815	(810,129)
4.00%, 7/01/45		2,500	(2,643,799)
6.00%, 7/01/45		200	(226,555)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/15/45		2,400	(2,490,672)
4.50%, 7/15/45		400	(434,312)
Total TBA Sale Commitments
(Proceeds — $23,875,414) — (4.6)%			(23,853,367)
Total Investments Net of Borrowed Bonds, Investments Sold Short, Options Written and TBA Sale Commitments — 101.2%			527,791,413
Liabilities in Excess of Other Assets — (1.2)%			(6,031,363)

Net Assets — 100.0%			$521,760,050

Notes to Schedule of Investments
(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.
(c)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(d)	Non-income producing security.
(e)	Security, or a portion of security, is on loan.
(f)	Zero-coupon bond.
(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(h)	Issuer filed for bankruptcy and/or is in default of interest payments.
(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(j)	Security is perpetual in nature and has no stated maturity date.
(k)	Represents or includes a TBA transaction. As of June 30, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(756,483)	$ 1,852
BNP Paribas Securities Corp.	$544,014	$ (2,252)
Citigroup Global Markets, Inc.	$1,838,338	$ 7,992
Credit Suisse Securities (USA) LLC	$2,465,010	$ (3,657)
Deutsche Bank Securities, Inc.	$1,257,249	$ 5,862
Goldman Sachs & Co.	$7,129,900	$ 18,115
J.P. Morgan Securities LLC	$2,728,366	$(11,499)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$2,244,339	$ (9,179)
Morgan Stanley & Co. LLC	$1,538,678	$ 13,374
Nomura Securities International, Inc.	$(415,141)	$ 3,234
RBC Capital Markets, LLC	$(199,254)	$ 2,746

(l)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(m)	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	35

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

(n)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$1,865,211	$(1,865,211)	—	$1,352
BlackRock Liquidity Series, LLC, Money Market Series	561,281	1,086,315	$1,647,596	5,238	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(o)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(p)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long (Short)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
13	Australian Government Bonds (10 Year)	Sydney	September 2015	USD	9,492,806	$ 7,814
8	Euro-BTP Italian Government Bonds Futures	Eurex	September 2015	USD	1,161,319	(21,067)
(7)	Euro-Bund	Eurex	September 2015	USD	1,186,203	(12,805)
45	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2015	USD	6,787,969	(121,633)
63	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2015	USD	7,948,828	(13,504)
80	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2015	USD	17,515,000	36,134
(40)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2015	USD	4,770,312	(11,231)
7	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2015	USD	1,078,438	(33,038)
(85)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	21,136,313	(4,964)
(9)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	2,229,188	(2,151)
2	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	494,250	(18)
(39)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	9,616,425	(9,284)
2	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	492,225	153
8	Euro Dollar Futures	Chicago Mercantile	June 2017	USD	1,965,300	290
2	Euro Dollar Futures	Chicago Mercantile	September 2017	USD	490,550	72
Total						$(185,232)

•	As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	66,612	USD	21,470	Goldman Sachs International	7/02/15	$ (45)
BRL	37,740	USD	12,000	Goldman Sachs International	7/02/15	129
BRL	28,053	USD	9,000	UBS AG	7/02/15	23
USD	21,000	BRL	66,612	Goldman Sachs International	7/02/15	(409)
USD	12,164	BRL	37,740	Goldman Sachs International	7/02/15	25
USD	9,042	BRL	28,053	UBS AG	7/02/15	19
USD	129,893	MXN	1,977,268	JPMorgan Chase Bank N.A.	7/02/15	4,112
USD	239,021	MXN	3,642,635	Goldman Sachs International	7/09/15	7,422
RUB	507,362	USD	9,937	Citibank N.A.	7/14/15	(795)
RUB	507,363	USD	9,931	Goldman Sachs International	7/14/15	(789)
RUB	1,015,876	USD	19,900	JPMorgan Chase Bank N.A.	7/14/15	(1,596)
USD	17,679	RUB	927,784	Citibank N.A.	7/14/15	962
USD	9,110	RUB	476,901	JPMorgan Chase Bank N.A.	7/14/15	517
USD	9,610	RUB	504,314	JPMorgan Chase Bank N.A.	7/14/15	523
USD	34,992	RUB	1,944,440	Morgan Stanley Capital Services LLC	7/14/15	(42)

See Notes to Financial Statements.

36	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	33,975	RUB	1,864,373	Morgan Stanley Capital Services LLC	7/14/15	$ 383
USD	19,139	RUB	1,004,607	Morgan Stanley Capital Services LLC	7/14/15	1,038
USD	34,911	RUB	1,872,981	Morgan Stanley Capital Services LLC	7/14/15	1,164
USD	35,195	RUB	1,874,130	Morgan Stanley Capital Services LLC	7/14/15	1,428
USD	133,766	MXN	2,038,147	Goldman Sachs International	7/16/15	4,249
MXN	2,474,602	USD	161,512	Citibank N.A.	7/20/15	(4,307)
USD	160,792	MXN	2,474,602	JPMorgan Chase Bank N.A.	7/20/15	3,587
USD	895,523	EUR	800,000	Goldman Sachs International	7/21/15	3,384
USD	127,530	MXN	1,943,982	Barclays Bank PLC	7/21/15	4,044
USD	267,546	MXN	4,014,000	Barclays Bank PLC	7/21/15	12,568
USD	128,101	MXN	1,967,759	BNP Paribas S.A.	7/27/15	3,161
USD	16,526	ZAR	201,335	Barclays Bank PLC	7/31/15	71
USD	212,346	MXN	3,332,128	HSBC Bank PLC	8/03/15	884
USD	9,000	BRL	28,372	UBS AG	8/04/15	(7)
MXN	3,651,531	USD	237,882	Barclays Bank PLC	8/10/15	(6,264)
USD	236,120	MXN	3,651,531	HSBC Bank PLC	8/10/15	4,503
USD	127,302	MXN	1,977,268	State Street Bank and Trust Co.	8/10/15	1,884
MXN	2,535,367	USD	165,088	Goldman Sachs International	8/17/15	(4,348)
USD	163,874	MXN	2,535,367	UBS AG	8/17/15	3,134
USD	7,722	RUB	447,516	Deutsche Bank AG	9/09/15	(181)
USD	57,576	MXN	889,979	Bank of America N.A.	9/18/15	1,276
Total						$41,707

•	As of June 30, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 90-Day	Put	USD	98.75	9/11/15	170	$34,000
Euro Dollar 90-Day	Put	USD	98.25	9/11/15	170	3,188
Euro Dollar 90-Day	Put	USD	98.00	9/11/15	6	1,913
Euro Dollar 90-Day	Put	USD	98.63	9/11/15	5	563
Total						$39,664

•	As of June 30, 2015, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
1-Year Interest Rate Swap	Credit Suisse International	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	3,305	—
1-Year Interest Rate Swap	Deutsche Bank AG	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	1,180	—
2-Year Interest Rate Swap	Deutsche Bank AG	Call	1.92%	Receive	3-month KRW Certificate of Deposit	11/09/15	KRW	311,432	$1,172
Total									$1,172

•	As of June 30, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 90-Day	Call	USD	98.25	9/11/15	4	$(1,125)
Euro Dollar 90-Day	Call	USD	99.00	9/11/15	5	(2,500)
Euro Dollar 90-Day	Call	USD	98.75	9/11/15	12	(5,400)
Euro Dollar 90-Day	Put	USD	98.50	9/11/15	326	(18,338)
Total						$(27,363)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	37

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

•	As of June 30, 2015, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
1-Year Interest Rate Swap	Credit Suisse International	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	3,305	—
1-Year Interest Rate Swap	Deutsche Bank AG	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	1,180	—
5-Year Interest Rate Swap	BNP Paribas S.A.	Call	5.40%	Pay	28-day MXIBTIIE	8/10/15	MXN	2,846	$(1,321)
5-Year Interest Rate Swap	BNP Paribas S.A.	Call	5.40%	Pay	28-day MXIBTIIE	8/19/15	MXN	956	(471)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	5.40%	Pay	28-day MXIBTIIE	8/19/15	MXN	1,890	(931)
10-Year Interest Rate Swap	Citibank N.A.	Call	0.90%	Pay	6-month EURIBOR	9/18/15	EUR	4,935	(22,435)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	1.63%	Pay	3-month KRW Certificate of Deposit	11/09/15	KRW	311,432	(295)
10-Year Interest Rate Swap	Citibank N.A.	Put	1.50%	Receive	6-month EURIBOR	9/18/15	EUR	4,935	(31,304)
Total									$(56,757)

•	As of June 30, 2015, centrally cleared credit default swaps – buy protection outstanding were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation
CDX.NA.IG Series 24 Version 1	1.00%	Chicago Mercantile	6/20/20	USD	1,551	$1,844

•	As of June 30, 2015, centrally cleared credit default swaps – sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 24 Version 2	5.00%	Chicago Mercantile	6/20/20	B+	USD	654	$5,332

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of June 30, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/26/16	USD	695	$ (121)
1.26%[1]	3-month LIBOR	Chicago Mercantile	1/12/16[2]	1/12/17	USD	9,370	(33,090)
2.17%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/15/23	USD	104	231
2.04%[1]	3-month LIBOR	Chicago Mercantile	N/A	4/30/25	USD	42	1,341
2.36%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/15/25	USD	52	211
2.45%[1]	3-month LIBOR	Chicago Mercantile	N/A	6/22/25	USD	63	(102)
2.39%[1]	3-month LIBOR	Chicago Mercantile	N/A	4/24/45	USD	315	33,486
2.74%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/08/45	USD	346	11,819
2.74%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/08/45	USD	346	11,485
2.69%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/27/45	USD	658	30,098
2.69%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/27/45	USD	658	29,812
Total							$ 85,170

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

See Notes to Financial Statements.

38	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

•	As of June 30, 2015, OTC credit default swaps – buy protection outstanding were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Genworth Holdings, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/16	USD	115	$ 883	$ 1,425	$ (542)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	209	2,721	1,835	886
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	209	3,264	2,754	510
Republic of South Africa	1.00%	Barclays Bank PLC	9/20/20	USD	520	27,258	27,949	(691)
Republic of Turkey	1.00%	Barclays Bank PLC	9/20/20	USD	46	2,690	2,732	(42)
Republic of Turkey	1.00%	BNP Paribas S.A.	9/20/20	USD	106	6,223	7,304	(1,081)
Federation of Malaysia	1.00%	JPMorgan Chase Bank N.A.	9/20/20	USD	75	1,422	1,258	164
CMBX.NA Series 7 AAA	0.50%	Citibank N.A.	1/17/47	USD	48	1,438	1,453	(15)
CMBX.NA Series 7 AAA	0.50%	Deutsche Bank AG	1/17/47	USD	40	1,198	1,211	(13)
CMBX.NA Series 7 AAA	0.50%	JPMorgan Chase Bank N.A.	1/17/47	USD	45	1,348	1,354	(6)
CMBX.NA Series 7 AAA	0.50%	JPMorgan Chase Bank N.A.	1/17/47	USD	45	1,348	1,362	(14)
Total						$49,793	$50,637	$ (844)

•	As of June 30, 2015, OTC credit default swaps – sold protection outstanding were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BB+	USD	145	$ (22,504)	$ (3,613)	$ (18,891)
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BB+	USD	25	(3,880)	(622)	(3,258)
Barrick Gold Corp.	1.00%	Deutsche Bank AG	12/20/19	BBB-	USD	95	(1,290)	(3,343)	2,053
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	45	(8,419)	(3,249)	(5,170)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	40	(7,485)	(2,727)	(4,758)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	35	(6,549)	(2,444)	(4,105)
Apache Corp.	1.00%	JPMorgan Chase Bank N.A.	3/20/20	BBB+	USD	80	(271)	(3,266)	2,995
The Goldman Sachs Group, Inc.	1.00%	Bank of America N.A.	6/20/20	A-	USD	270	1,247	1,496	(249)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	209	(2,708)	(2,126)	(582)
Federative Republic of Brazil	1.00%	Bank of America N.A.	9/20/20	BBB-	USD	217	(16,786)	(14,963)	(1,823)
Federative Republic of Brazil	1.00%	BNP Paribas S.A.	9/20/20	BBB-	USD	221	(17,057)	(15,516)	(1,541)
Federative Republic of Brazil	1.00%	BNP Paribas S.A.	9/20/20	BBB-	USD	221	(17,069)	(15,516)	(1,553)
Federative Republic of Brazil	1.00%	BNP Paribas S.A.	9/20/20	BBB-	USD	221	(17,057)	(15,342)	(1,715)
Federative Republic of Brazil	1.00%	Citibank N.A.	9/20/20	BBB-	USD	76	(5,868)	(5,544)	(324)
Russian Federation	1.00%	Bank of America N.A.	9/20/20	BB+	USD	163	(17,584)	(18,915)	1,331
United Mexican States	1.00%	BNP Paribas S.A.	9/20/20	BBB+	USD	213	(3,322)	(2,769)	(553)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	423	(6,620)	(5,638)	(982)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	209	(3,275)	(2,944)	(331)
Barrick Gold Corp.	1.00%	Goldman Sachs International	6/20/21	BBB-	USD	206	(10,773)	(14,527)	3,754
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	670	(7,980)	(62,715)	54,735
CMBX.NA Series 3 AM	0.50%	Royal Bank of Scotland PLC	12/13/49	BBB-	USD	1,320	(15,722)	(125,122)	109,400
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	120	(2,372)	(16,962)	14,590
Total							$(193,344)	$(336,367)	$143,023

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	39

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

•	As of June 30, 2015, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.30%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/16	BRL	2,954	$11,335	$ 52	$11,283
12.30%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	1,936	(7,428)	(34)	(7,394)
11.36%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	1,404	(5,273)	(10)	(5,263)
11.12%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	367	(2,209)	(3)	(2,206)
11.26%[2]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	339	(1,780)	(4)	(1,776)
12.14%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	2,490	2,647	69	2,578
11.80%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	1,716	80	23	57
12.13%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	1,312	1,469	36	1,433
11.85%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	860	(1,546)	(11)	(1,535)
11.91%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	770	1,908	(9)	1,917
3.70%[2]	28-day MXIBTIIE	Bank of America N.A.	6/20/16	MXN	9,930	207	(7)	214
3.69%[2]	28-day MXIBTIIE	Bank of America N.A.	6/20/16	MXN	9,930	113	(7)	120
3.69%[2]	28-day MXIBTIIE	Bank of America N.A.	6/20/16	MXN	6,272	92	(4)	96
4.19%[2]	28-day MXIBTIIE	Deutsche Bank AG	12/16/16	MXN	3,637	1,053	(14)	1,067
2.25%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/22/17	CNY	2,192	(164)	(9)	(155)
2.27%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/27/17	CNY	2,211	52	(3)	55
2.24%[2]	7-day China Fixing Repo Rates	JPMorgan Chase Bank N.A.	5/27/17	CNY	2,173	(207)	(2)	(205)
1.68%[2]	3-month KRW Certificate of Deposit	Citibank N.A.	6/04/17	KRW	589,990	(232)	2	(234)
1.70%[2]	3-month KRW Certificate of Deposit	Bank of America N.A.	6/05/17	KRW	384,603	(2)	3	(5)
1.67%[2]	3-month KRW Certificate of Deposit	Barclays Bank PLC	6/08/17	KRW	399,559	(199)	1	(200)
1.67%[2]	3-month KRW Certificate of Deposit	Citibank N.A.	6/08/17	KRW	395,848	(197)	1	(198)
4.35%[1]	28-day MXIBTIIE	Bank of America N.A.	11/17/17	MXN	1,237	(44)	7	(51)
4.69%[1]	28-day MXIBTIIE	Bank of America N.A.	3/16/18	MXN	1,297	(1,605)	(98)	(1,507)
4.55%[1]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	1,273	(137)	16	(153)
4.57%[1]	28-day MXIBTIIE	Citibank N.A.	3/21/18	MXN	1,273	(179)	17	(196)
4.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	959	(174)	3	(177)
4.72%[1]	28-day MXIBTIIE	Citibank N.A.	11/14/18	MXN	1,470	111	4	107
5.05%[1]	28-day MXIBTIIE	Citibank N.A.	11/15/19	MXN	1,024	126	10	116
5.04%[1]	28-day MXIBTIIE	Bank of America N.A.	11/18/19	MXN	970	263	3	260
4.81%[2]	28-day MXIBTIIE	Bank of America N.A.	1/28/20	MXN	754	(851)	—	(851)
5.42%[2]	28-day MXIBTIIE	Goldman Sachs International	3/06/20	MXN	1,772	871	(26)	897
5.23%[2]	28-day MXIBTIIE	Bank of America N.A.	3/12/20	MXN	2,358	(139)	(8)	(131)
2.60%[2]	7-day China Fixing Repo Rates	Goldman Sachs International	5/22/20	CNY	495	204	(5)	209
2.65%[2]	7-day China Fixing Repo Rates	Goldman Sachs International	5/22/20	CNY	446	372	(5)	377
2.60%[2]	7-day China Fixing Repo Rates	HSBC Bank PLC	5/25/20	CNY	941	385	(2)	387
2.63%[2]	7-day China Fixing Repo Rates	JPMorgan Chase Bank N.A.	5/27/20	CNY	470	311	(1)	312
2.65%[2]	7-day China Fixing Repo Rates	JPMorgan Chase Bank N.A.	5/27/20	CNY	466	378	(1)	379
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	12,607	—	12,607
11.41%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	253	5,277	6	5,271
12.50%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	164	(525)	6	(531)
12.35%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	133	(795)	1	(796)
12.05%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	116	(1,372)	(1)	(1,371)

See Notes to Financial Statements.

40	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

As of June 30, 2015, OTC interest rate swaps outstanding were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.44%[2]	1-day BZDIOVER	Citibank N.A.	1/04/21	BRL	237	$ (1,114)	$ 6	$ (1,120)
12.41%[2]	1-day BZDIOVER	Credit Suisse International	1/04/21	BRL	196	(975)	3	(978)
12.46%[2]	1-day BZDIOVER	Credit Suisse International	1/04/21	BRL	195	(811)	2	(813)
12.35%[2]	1-day BZDIOVER	Credit Suisse International	1/04/21	BRL	136	(809)	1	(810)
12.43%[2]	1-day BZDIOVER	HSBC Bank PLC	1/04/21	BRL	193	(878)	5	(883)
11.84%[2]	1-day BZDIOVER	HSBC Bank PLC	1/04/21	BRL	78	(1,230)	—	(1,230)
12.50%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	271	(867)	11	(878)
12.52%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	266	(878)	6	(884)
11.72%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	56	(995)	(2)	(993)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	550	(43,266)	—	(43,266)
12.26%[2]	1-day BZDIOVER	Citibank N.A.	1/02/23	BRL	219	(1,598)	11	(1,609)
12.37%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/23	BRL	379	(1,927)	17	(1,944)
2.16%[1]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	200	853	—	853
2.31%[1]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	200	(1,042)	—	(1,042)
5.84%[2]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	1,459	(3,047)	(7)	(3,040)
5.85%[2]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	634	(1,301)	(3)	(1,298)
5.73%[1]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	940	2,559	13	2,546
5.55%[2]	28-day MXIBTIIE	Bank of America N.A.	1/13/25	MXN	649	(2,333)	(3)	(2,330)
5.56%[2]	28-day MXIBTIIE	Goldman Sachs International	1/13/25	MXN	1,469	(5,281)	(6)	(5,275)
6.46%[2]	28-day MXIBTIIE	Credit Suisse International	5/30/25	MXN	2,098	1,112	(35)	1,147
6.46%[2]	28-day MXIBTIIE	Credit Suisse International	5/30/25	MXN	758	401	(13)	414
6.46%[2]	28-day MXIBTIIE	Deutsche Bank AG	5/30/25	MXN	961	510	(16)	526
6.43%[2]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	836	259	(14)	273
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	6/09/25	MXN	418	(71)	(2)	(69)
Total						$(47,926)	$(30)	$(47,896)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	41

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$ 19,747,844	$4,368,595	$ 24,116,439
Common Stocks	$314,625,062	—	—	314,625,062
Corporate Bonds	—	58,491,523	—	58,491,523
Foreign Agency Obligations	—	373,965	—	373,965
Foreign Government Obligations	—	5,007,491	—	5,007,491
Investment Companies	1,073,814	—	—	1,073,814
Non-Agency Mortgage-Backed Securities	—	15,062,030	2,004,954	17,066,984
Other Interests	—	62	—	62
Preferred Securities	783,217	1,040,455	—	1,823,672
Taxable Municipal Bonds	—	3,910,990	—	3,910,990
U.S. Government Sponsored Agency Securities	—	86,376,517	—	86,376,517
U.S. Treasury Obligations	—	38,349,974	—	38,349,974
Short-Term Securities:
Borrowed Bond Agreements	—	2,726,634	—	2,726,634
Money Market Funds	—	1,647,596	—	1,647,596
Options Purchased:
Interest Rate Contracts	39,664	1,172	—	40,836
Liabilities:
Investments:
Borrowed Bonds	—	(2,724,900)	—	(2,724,900)
Investments Sold Short	—	(1,177,759)	—	(1,177,759)
TBA Sale Commitments	—	(23,853,367)	—	(23,853,367)

Total	$316,521,757	$204,980,227	$6,373,549	$527,875,533

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$197,594	—	$197,594
Foreign currency exchange contracts	—	60,490	—	60,490
Interest rate contracts	$44,463	163,984	—	208,447
Liabilities:
Credit contracts	—	(48,239)	—	(48,239)
Foreign currency exchange contracts	—	(18,783)	—	(18,783)
Interest rate contracts	(257,058)	(183,467)	—	(440,525)

Total	$(212,595)	$171,579	—	$(41,016)

[1]

Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

42	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (concluded)	BlackRock Balanced Capital Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount, for financial reporting purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$7,098,402	—	—	$7,098,402
Cash pledged for centrally cleared swaps	596,432	—	—	596,432
Foreign currency at value	359,415	—	—	359,415
Liabilities:
Collateral on securities loaned at value	—	$(1,647,596)	—	(1,647,596)

Total	$8,054,249	$(1,647,596)	—	$6,406,653

During the six months ended June 30, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2014	$3,119,760	$1,876,711	$4,996,471
Transfers into Level 3	2,044,457	—	2,044,457
Transfers out of Level 3	(1,399,146)	(324,235)	(1,723,381)
Accrued discounts/premiums	856	(102)	754
Net realized gain (loss)	(4,259)	6,570	2,311
Net change in unrealized appreciation (depreciation)[1,2]	34,105	(8,147)	25,958
Purchases	1,055,375	809,042	1,864,417
Sales	(482,553)	(354,885)	(837,438)

Closing Balance, as of June 30, 2015	$4,368,595	$2,004,954	$6,373,549

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015[2]	$30,930	$ (7,581)	$23,349

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015 is generally due to investments no longer held or categorized as level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	43

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 1.6%
Delta Air Lines, Inc.	18,686	$767,621
Spirit Airlines, Inc. (a)	28,585	1,775,129

		2,542,750
Auto Components — 0.9%
Delphi Automotive PLC	17,175	1,461,421
Banks — 1.9%
JPMorgan Chase & Co.	44,510	3,015,998
Beverages — 1.5%
Constellation Brands, Inc., Class A	20,693	2,400,802
Biotechnology — 6.7%
United Therapeutics Corp. (a)(b)	30,877	5,371,054
Vertex Pharmaceuticals, Inc. (a)	43,248	5,340,263

		10,711,317
Chemicals — 0.9%
Ecolab, Inc.	12,747	1,441,303
Consumer Finance — 1.3%
Discover Financial Services	35,034	2,018,659
Diversified Financial Services — 3.5%
Berkshire Hathaway, Inc., Class B (a)	23,613	3,213,965
Moody’s Corp.	22,608	2,440,760

		5,654,725
Food & Staples Retailing — 1.0%
CVS Health Corp.	16,142	1,692,973
Health Care Providers & Services — 4.7%
Humana, Inc.	15,747	3,012,086
UnitedHealth Group, Inc.	36,898	4,501,556

		7,513,642
Internet & Catalog Retail — 6.6%
Amazon.com, Inc. (a)	5,564	2,415,277
Netflix, Inc. (a)	6,080	3,994,195
TripAdvisor, Inc. (a)	47,836	4,168,429

		10,577,901
Internet Software & Services — 17.1%
Alibaba Group Holding Ltd. — ADR (a)(b)	37,688	3,100,592
Baidu, Inc. — ADR (a)	10,705	2,131,151
Facebook, Inc., Class A (a)	92,677	7,948,443
Google, Inc., Class A (a)	13,616	7,353,185
LinkedIn Corp., Class A (a)	10,740	2,219,206
Tencent Holdings Ltd.	142,500	2,849,506
Yahoo!, Inc. (a)	50,158	1,970,708

		27,572,791
IT Services — 7.4%
Alliance Data Systems Corp. (a)	12,639	3,689,830
MasterCard, Inc., Class A	23,601	2,206,221
Visa, Inc., Class A	90,688	6,089,699

		11,985,750
Media — 6.0%
Liberty Global PLC, Series A (a)	74,494	4,027,891
Twenty-First Century Fox, Inc., Class A	107,068	3,484,528
The Walt Disney Co.	19,400	2,214,316

		9,726,735
Multiline Retail — 2.8%
Dollar General Corp.	57,084	4,437,710
Oil, Gas & Consumable Fuels — 1.8%
Concho Resources, Inc. (a)	24,850	2,829,421
Pharmaceuticals — 12.4%
AbbVie, Inc.	112,005	7,525,616

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Allergan PLC (a)	10,999	$3,337,757
Mallinckrodt PLC (a)	14,721	1,732,956
Perrigo Co. PLC	22,850	4,223,365
Valeant Pharmaceuticals International, Inc. (a)	14,284	3,173,191

		19,992,885
Real Estate Investment Trusts (REITs) — 1.0%
Crown Castle International Corp.	19,657	1,578,457
Road & Rail — 2.3%
Union Pacific Corp.	39,593	3,775,984
Software — 6.8%
Mobileye NV (a)	21,431	1,139,486
Oracle Corp.	75,288	3,034,106
Salesforce.com, Inc. (a)	68,865	4,795,070
Splunk, Inc. (a)	14,739	1,026,129
Workday, Inc., Class A (a)	11,818	902,777

		10,897,568
Specialty Retail — 2.7%
The Home Depot, Inc.	25,740	2,860,486
Restoration Hardware Holdings, Inc. (a)	15,912	1,553,489

		4,413,975
Technology Hardware, Storage & Peripherals — 5.1%
Apple Inc.	65,197	8,177,334
Textiles, Apparel & Luxury Goods — 2.2%
lululemon athletica, inc. (a)	21,868	1,427,980
NIKE, Inc., Class B	19,192	2,073,120

		3,501,100
Total Common Stocks — 98.2%		157,921,201

Preferred Stocks
Software — 1.0%
Palantir Technologies, Inc., Series I (Acquired 2/11/14, cost $1,152,906) (a)(c)	188,076	1,671,996
Total Preferred Stocks — 1.0%		1,671,996
Total Long-Term Investments (Cost — $133,459,454) — 99.2%		159,593,197

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (d)(e)	1,498,968	1,498,968
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (d)(e)(f)	$8,431	8,430,929
Total Short-Term Securities (Cost — $9,929,897) — 6.2%		9,929,897
Total Investments (Cost — $143,389,351) — 105.4%		169,523,094
Liabilities in Excess of Other Assets — (5.4)%		(8,730,207)

Net Assets — 100.0%		$160,792,887

See Notes to Financial Statements.

44	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Capital Appreciation Portfolio

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of June 30, 2015, the Fund held restricted securities with a current value of $1,671,996 and an original cost of $1,152,906, which was 1.0% of its net assets.

(d)	During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	796,055	702,913	1,498,968	$428
BlackRock Liquidity Series, LLC, Money Market Series	$3,648,890	$4,782,039	$8,430,929	$3,585	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$155,071,695	$2,849,506	$1,671,996	$159,593,197
Short-Term Securities	1,498,968	8,430,929	—	9,929,897

Total	$156,570,663	$11,280,435	$1,671,996	$169,523,094

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$ 700,392	—	—	$ 700,392
Liabilities:
Collateral on securities loaned at value	—	$ (8,430,929)	—	(8,430,929)

Total	$ 700,392	$ (8,430,929)	—	$ (7,730,537)

During the six months ended June 30, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	45

Schedule of Investments (concluded)	BlackRock Capital Appreciation Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of December 31, 2014	$1,423,735
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[1,2]	248,261
Purchases	—
Sales	—
Closing Balance, as of June 30, 2015	$1,671,996

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015[2]	$248,261

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of June 30, 2015.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:

Preferred Stocks[3]	$1,671,996	Market Comparable Companies	Next Fiscal Year Revenue Multiple[4]	17.50x
			Compounded Annual Net Revenue Growth Rate[4]	84.50%

[3]

For the period ended June 30, 2015, the valuation technique for certain investments classified as preferred stocks changed to a Market Comparable Companies technique. The investments were previously valued utilizing a Probability-Weighted Expected Return Model. Market approach information is the primary measure of fair value for these investments.

[4]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

46	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Consolidated Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.2%
Australia & New Zealand Banking Group Ltd.	691	$17,149
Commonwealth Bank of Australia	403	26,428
Healthscope Ltd.	118,872	248,913
Mesoblast Ltd. (a)(b)	21,675	62,780
National Australia Bank Ltd.	593	15,231
Wesfarmers Ltd.	249	7,488
Westpac Banking Corp.	772	19,101

		397,090
Belgium — 0.0%
Anheuser-Busch InBev NV	177	21,300
BHF Kleinwort Benson Group (a)	12,618	61,755
BHF Kleinwort Benson Group SA	5,827	28,502

		111,557
Brazil — 0.3%
BR Malls Participacoes SA	23,771	112,391
Cia Brasileira de Distribuicao, Preference Shares	3,478	82,120
Cosan Ltd., Class A	14,365	88,488
Cyrela Brazil Realty SA Empreendimentos e Participacoes	10,230	32,706
Gerdau SA — ADR	36,949	89,047
Itau Unibanco Holding SA, Class S Preference Shares	12,167	134,032
MRV Engenharia e Participacoes SA	643	1,613
Petroleo Brasileiro SA — ADR (a)(b)	22,385	202,584
Qualicorp SA	855	5,387
SLC Agricola SA	9,001	49,795

		798,163
Canada — 1.4%
Athabasca Oil Corp. (a)(b)	36,665	59,885
Bank of Montreal	163	9,659
The Bank of Nova Scotia	303	15,640
Barrick Gold Corp.	20,057	213,808
Cameco Corp. (b)	18,922	270,206
Canadian National Railway Co. (b)	2,272	131,208
Eldorado Gold Corp.	28,229	117,075
Enbridge, Inc.	656	30,678
First Quantum Minerals Ltd. (b)	70,852	926,352
Goldcorp, Inc. (b)	24,197	391,991
Manulife Financial Corp.	468	8,697
Platinum Group Metals Ltd. (a)	114,087	44,758
Platinum Group Metals Ltd. (a)(b)	70,039	28,016
Potash Corp. of Saskatchewan, Inc.	2,910	90,119
Royal Bank of Canada	360	22,015
Suncor Energy, Inc.	1,145	31,536
Suncor Energy, Inc. - NY Shares	1,428	39,299
The Toronto-Dominion Bank	8,719	370,261
TransCanada Corp. (b)	14,847	603,390

		3,404,593
China — 0.7%
Alibaba Group Holding Ltd. — ADR (a)(b)	3,088	254,050
Beijing Enterprises Holdings Ltd.	46,319	348,062
CAR, Inc. (a)	59,894	127,288
China Overseas Land & Investment Ltd.	64,000	225,288
China Resources Land Ltd. (b)	62,000	200,654
Dalian Wanda Commercial Properties Co. Ltd. (c)	20,100	161,675
Dongfeng Motor Group Co. Ltd., Class H	33,800	45,281
Haitian International Holdings Ltd.	59,898	140,613
SINA Corp. (a)	3,548	190,049

Common Stocks	Shares	Value
China (concluded)
Zhongsheng Group Holdings Ltd.	96,925	$68,072

		1,761,032
Cyprus — 0.0%
Ocean Rig UDW, Inc. (b)	7,883	40,440
Denmark — 0.1%
Novo Nordisk A/S, Class B	1,621	88,952
TDC A/S	7,371	54,032

		142,984
Egypt — 0.0%
Integrated Diagnostics Holdings PLC (a)(c)	8,444	49,397
France — 2.4%
Air Liquide SA	726	92,123
Airbus Group SE	7,989	520,383
Alcatel-Lucent (a)	6,658	24,283
Arkema SA	1,981	143,202
Atos SE	2,687	200,782
AXA SA	14,683	372,242
BNP Paribas SA	4,420	268,218
Cie de Saint-Gobain	4,725	213,293
Danone SA	124	8,032
Dassault Aviation SA	234	301,243
GDF Suez	10,211	190,112
L’Oreal SA	53	9,483
Orange SA	6,495	100,376
Renault SA	1,295	135,778
Safran SA	10,724	728,798
Sanofi	7,154	707,746
Schneider Electric SE	2,851	197,401
Société Générale SA	5,232	245,506
TOTAL SA	7,998	392,310
TOTAL SA — ADR	9,163	450,545
UBISOFT Entertainment (a)	10,587	189,282
Unibail-Rodamco SE	683	173,486
Worldline SA (a)	10,313	211,553

		5,876,177
Germany — 1.1%
Allianz SE	114	17,778
BASF SE	2,634	231,774
Bayer AG, Registered Shares	3,660	512,548
Bayerische Motoren Werke AG	1,712	187,489
Deutsche Annington Immobilien SE (a)	11,567	326,398
Deutsche Bank AG, Registered Shares	8,980	270,000
Deutsche Post AG, Registered Shares	3,851	112,524
Deutsche Telekom AG, Registered Shares	13,102	225,883
Linde AG	687	130,196
RTL Group SA	270	24,408
SAP SE	2,095	146,810
Volkswagen AG	107	24,776
Volkswagen AG, Preference Shares	2,602	603,870

		2,814,454
Hong Kong — 0.7%
AIA Group Ltd.	42,400	277,239
Chaoda Modern Agriculture Holdings Ltd. (a)	715,816	47,985
Haier Electronics Group Co. Ltd.	52,000	140,010
Sino Biopharmaceutical Ltd. (b)	88,000	102,025
Sun Hung Kai Properties Ltd.	43,666	706,637
The Wharf Holdings Ltd.	81,000	538,289

		1,812,185

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	47

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
India — 0.3%
Coal India Ltd.	19,355	$127,863
Cummins India Ltd.	275	3,870
Maruti Suzuki India Ltd.	2,895	190,887
Oil & Natural Gas Corp. Ltd. (a)	48,493	235,404
Reliance Industries Ltd.	9,506	149,156

		707,180
Indonesia — 0.1%
Siloam International Hospitals Tbk PT	121,110	130,807
Ireland — 0.3%
King Digital Entertainment PLC	13,200	188,100
Shire PLC	5,931	476,550
XL Group PLC	4,959	184,475

		849,125
Israel — 0.8%
Check Point Software Technologies Ltd. (a)	664	52,821
Mobileye NV (b)(d)	21,272	1,131,032
Teva Pharmaceutical Industries Ltd. — ADR (d)	15,886	938,863

		2,122,716
Italy — 0.6%
Banco Popolare SC (a)	1,219	20,072
EI Towers SpA	6,029	363,294
Enel SpA	41,833	189,600
Eni SpA	1,956	34,742
Intesa Sanpaolo SpA	117,652	427,252
Rai Way SpA (c)	33,585	161,002
Telecom Italia SpA (a)	42,104	53,506
Telecom Italia SpA	24,611	25,097
UniCredit SpA	18,924	127,186
Unione di Banche Italiane ScpA	2,870	23,029

		1,424,780
Japan — 9.6%
Aisin Seiki Co. Ltd.	6,920	294,233
Ajinomoto Co., Inc.	2,000	43,250
Alpine Electronics, Inc.	1,400	26,965
Asahi Group Holdings Ltd.	4,000	127,033
Asahi Kasei Corp.	25,900	212,447
ASKUL Corp.	100	3,155
Astellas Pharma, Inc.	10,150	144,595
Autobacs Seven Co. Ltd.	800	13,378
Bandai Namco Holdings, Inc.	2,000	38,649
The Bank of Yokohama Ltd.	8,000	48,992
Benesse Holdings, Inc.	300	7,521
Bridgestone Corp.	13,500	498,995
Canon Marketing Japan, Inc.	1,000	17,006
The Chiba Bank Ltd.	6,000	45,689
Chiyoda Corp.	2,000	17,702
Chubu Electric Power Co., Inc.	16,300	242,938
COMSYS Holdings Corp.	600	8,925
Daikin Industries Ltd.	4,200	301,931
Daikyo, Inc.	13,000	20,905
Daito Trust Construction Co. Ltd.	1,500	155,243
Dena Co. Ltd.	5,800	113,986
Denso Corp.	14,530	722,913
East Japan Railway Co.	8,027	721,621
Eisai Co. Ltd.	1,500	100,567
Electric Power Development Co. Ltd.	2,400	84,782
Exedy Corp.	700	17,478
FamilyMart Co. Ltd.	3,300	151,751
FANUC Corp.	1,200	245,539
Fuji Heavy Industries Ltd.	31,860	1,171,517
Futaba Industrial Co. Ltd.	8,270	40,172
Gree, Inc.	23,100	134,897

Common Stocks	Shares	Value
Japan (continued)
GS Yuasa Corp. (b)	26,000	$102,095
GungHo Online Entertainment, Inc.	28,900	112,467
Hitachi Chemical Co. Ltd.	10,600	190,917
Hitachi High-Technologies Corp.	1,500	42,168
Hitachi Kokusai Electric, Inc.	1,000	15,191
Hitachi Ltd.	55,200	363,633
Honda Motor Co. Ltd.	10,240	330,955
Hoya Corp.	4,401	176,259
IHI Corp.	34,000	158,310
Inpex Corp.	46,799	531,213
Isuzu Motors Ltd.	19,100	250,584
Japan Airlines Co. Ltd.	19,800	690,019
Japan Tobacco, Inc.	3,900	138,642
JGC Corp.	5,580	105,335
JSR Corp.	11,800	208,309
JX Holdings, Inc.	17,500	75,449
Kamigumi Co. Ltd.	2,000	18,774
The Kansai Electric Power Co., Inc. (a)	2,700	29,890
KDDI Corp.	10,800	260,625
Keyence Corp.	200	107,795
Kinden Corp.	2,000	26,447
Kirin Holdings Co. Ltd.	7,400	101,929
Koito Manufacturing Co. Ltd.	3,500	136,280
Komatsu Ltd.	7,100	142,450
Kubota Corp.	9,880	156,661
Kuraray Co. Ltd.	11,620	141,942
Kyocera Corp.	4,900	254,763
Kyushu Electric Power Co, Inc. (a)	8,000	92,751
Mabuchi Motor Co. Ltd.	1,000	63,252
Maeda Road Construction Co. Ltd.	1,000	18,399
Medipal Holdings Corp.	500	8,144
Mitsubishi Corp.	23,390	514,206
Mitsubishi Electric Corp.	37,000	477,770
Mitsubishi Estate Co. Ltd.	13,000	279,995
Mitsubishi Heavy Industries Ltd.	53,000	322,185
Mitsubishi UFJ Financial Group, Inc.	79,900	574,838
Mitsui & Co. Ltd.	48,520	659,199
Mizuho Financial Group, Inc.	91,400	197,765
MS&AD Insurance Group Holdings, Inc.	4,015	124,980
Murata Manufacturing Co. Ltd.	740	129,141
Nabtesco Corp.	2,500	62,709
NEC Corp.	72,000	217,883
Nexon Co. Ltd.	2,900	39,926
Nikon Corp. (b)	17,000	196,464
Nintendo Co. Ltd.	2,500	417,069
Nippon Express Co. Ltd.	11,000	54,048
Nippon Steel & Sumitomo Metal Corp.	61,000	158,164
Nippon Telegraph & Telephone Corp.	6,920	250,613
Nitto Denko Corp.	8,100	665,191
Nomura Holdings, Inc.	19,500	131,661
NS Solutions Corp.	100	3,307
NTT DOCOMO, Inc.	3,600	69,115
Okumura Corp.	27,270	139,121
Omron Corp.	2,100	91,220
Otsuka Holdings Co. Ltd.	4,000	127,453
Rinnai Corp.	2,250	177,177
Rohm Co. Ltd.	6,560	439,514
Ryohin Keikaku Co. Ltd.	800	155,135
Sanrio Co. Ltd. (b)	7,000	190,193
Sawai Pharmaceutical Co. Ltd.	700	40,740
SCSK Corp.	200	6,099
Secom Co. Ltd.	600	38,979
Sega Sammy Holdings, Inc.	10,100	132,061
Seino Holdings Co. Ltd.	3,000	33,585
Shimamura Co. Ltd.	300	31,497
Shin-Etsu Chemical Co. Ltd.	9,220	571,741

See Notes to Financial Statements.

48	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Ship Healthcare Holdings, Inc.	3,500	$72,328
The Shizuoka Bank Ltd.	4,000	41,755
SHO-BOND Holdings Co Ltd.	100	4,174
SMC Corp.	300	90,276
Sohgo Security Services Co. Ltd.	1,500	59,240
Sompo Japan Nipponkoa Holdings, Inc.	3,600	131,818
Sony Corp. (a)	4,200	119,267
Sony Financial Holdings, Inc.	9,500	166,334
Stanley Electric Co. Ltd.	1,100	22,910
Sumco Corp.	8,000	100,056
Sumitomo Corp.	23,200	270,035
Sumitomo Electric Industries Ltd.	13,700	212,040
Sumitomo Mitsui Financial Group, Inc.	11,700	520,875
Suntory Beverage & Food Ltd.	2,100	83,603
Suzuki Motor Corp.	11,761	396,928
Takeda Pharmaceutical Co. Ltd.	600	28,961
THK Co. Ltd.	1,100	23,738
Toda Corp.	31,000	142,273
Tokio Marine Holdings, Inc.	7,602	316,160
Tokyo Electric Power Co., Inc. (a)	4,800	26,150
Tokyo Gas Co. Ltd.	92,581	491,483
Toyota Industries Corp.	12,214	695,543
Toyota Motor Corp.	9,300	622,331
Toyota Tsusho Corp.	3,900	104,649
Trend Micro, Inc.	1,900	64,993
TV Asahi Holdings Corp.	1,000	16,788
Ube Industries Ltd.	84,600	159,587
Yahoo Japan Corp.	24,000	96,865
Yamada Denki Co. Ltd. (b)	49,000	196,014
Yamaha Corp.	2,700	54,417
Yamato Kogyo Co. Ltd.	100	2,336

		23,881,094
Kazakhstan — 0.0%
KazMunaiGas Exploration Production JSC — GDR	8,890	87,612
Malaysia — 0.2%
Axiata Group Bhd	96,751	164,050
IHH Healthcare Bhd	177,100	265,494
Telekom Malaysia Bhd	44,414	76,839

		506,383
Mexico — 0.3%
America Movil SAB de CV (b)	117,312	125,392
America Movil SAB de CV, Class L — ADR	9,335	198,929
Fibra Uno Administracion SA de CV (b)	137,068	325,981
PLA Administradora Industrial S de RL de CV (b)	28,639	56,030

		706,332
Netherlands — 1.1%
Akzo Nobel NV	6,132	447,692
Constellium NV, Class A (a)	16,871	199,584
ING Groep NV — CVA	19,997	332,058
Koninklijke DSM NV	2,980	173,020
Koninklijke Philips NV	6,816	173,962
Royal Dutch Shell PLC, A Shares	9,283	263,495
Royal Dutch Shell PLC, A Shares — ADR (b)	7,488	426,891
Royal Dutch Shell PLC, B Shares	1,926	54,834
SBM Offshore NV (a)(b)	46,512	554,416

		2,625,952
Norway — 0.3%
Statoil ASA	47,202	844,114
Portugal — 0.1%
NOS SGPS	17,910	143,553
Singapore — 0.7%
Avago Technologies Ltd. (b)	254	33,764

Common Stocks	Shares	Value
Singapore (concluded)
CapitaLand Ltd.	199,400	$517,795
Global Logistic Properties Ltd.	239,800	450,169
Keppel Corp. Ltd.	61,500	374,850
Raffles Medical Group Ltd.	30,800	105,194
Singapore Telecommunications Ltd.	73,100	228,125

		1,709,897
South Africa — 0.0%
Life Healthcare Group Holdings Ltd.	25,348	78,126
South Korea — 0.5%
Hyundai Motor Co.	2,079	253,090
Hyundai Wia Corp.	666	61,372
Samsung Electronics Co. Ltd.	595	675,079
Samsung Electronics Co. Ltd., Preference Shares	127	112,868
Samsung SDI Co. Ltd.	504	49,987
SK Hynix, Inc.	4,254	161,233

		1,313,629
Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA	1,561	15,382
Banco Santander SA	3,526	24,802
Cellnex Telecom SAU (a)(c)	24,838	420,206

		460,390
Sweden — 0.2%
Lundin Petroleum AB (a)	24,032	412,306
Nordea Bank AB	796	9,928
Svenska Handelsbanken AB	7,503	109,531
Telefonaktiebolaget LM Ericsson	2,175	22,653

		554,418
Switzerland — 1.5%
Credit Suisse Group AG	5,921	163,346
Glencore PLC	22,630	90,750
Nestle SA, Registered Shares	15,466	1,115,882
Novartis AG, Registered Shares	6,893	677,999
Roche Holding AG	1,716	481,152
Syngenta AG, Registered Shares	1,526	622,641
TE Connectivity Ltd.	407	26,170
UBS Group AG, Registered Shares (b)	24,477	519,316
Zurich Insurance Group AG	448	136,384

		3,833,640
Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	42,341	93,745
Far EasTone Telecommunications Co. Ltd.	32,635	78,886
Hon Hai Precision Industry Co. Ltd.	9,000	28,281
Taiwan Semiconductor Manufacturing Co. Ltd.	66,000	300,209
Yulon Motor Co. Ltd.	54,059	62,717

		563,838
Thailand — 0.1%
Bangkok Dusit Medical Services PCL	295,100	172,121
Bumrungrad Hospital PCL	21,300	117,929

		290,050
United Arab Emirates — 0.2%
Al Noor Hospitals Group PLC	11,621	172,551
NMC Health PLC	19,698	246,055

		418,606
United Kingdom — 3.1%
Antofagasta PLC	62,767	679,375
Aon PLC	98	9,769
AstraZeneca PLC	11,039	698,657
AstraZeneca PLC — ADR	1,778	113,276

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	49

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (concluded)
Barclays PLC	47,630	$195,217
BG Group PLC	2,673	44,518
BP PLC	14,323	95,057
British American Tobacco PLC	414	22,291
BT Group PLC	35,828	253,709
CNH Industrial NV — NYSE	3,789	35,162
Coats Group PLC (a)(b)	43,350	16,607
Delphi Automotive PLC	3,949	336,020
Delta Topco Ltd. (Acquired 5/02/12, cost $227,998) (e)	369,427	211,682
Diageo PLC (d)	557	16,131
Diageo PLC — ADR (b)(d)	2,654	307,970
GlaxoSmithKline PLC	2,914	60,587
HSBC Holdings PLC	99,247	888,693
Imperial Tobacco Group PLC	214	10,307
Legal & General Group PLC	38,499	150,533
Lloyds Banking Group PLC	108,062	145,040
National Grid PLC	18,881	243,013
Ophir Energy PLC (a)	88,000	156,707
Prudential PLC	17,185	414,148
Reckitt Benckiser Group PLC	143	12,331
Rio Tinto PLC	20,048	824,629
SABMiller PLC	17,305	897,266
Spire Healthcare Group PLC (c)	77,637	406,215
Standard Chartered PLC	6,913	110,707
Unilever NV	620	25,922
Vodafone Group PLC	48,539	177,064
Vodafone Group PLC — ADR	6,839	249,282

		7,807,885
United States — 28.7%
3M Co.	316	48,759
Abbott Laboratories (d)	4,103	201,375
AbbVie, Inc.	14,115	948,387
Acadia Healthcare Co., Inc. (a)	1,833	143,579
Accenture PLC, Class A	1,167	112,942
ACE Ltd.	456	46,366
Activision Blizzard, Inc. (d)	21,400	518,094
Adobe Systems, Inc. (a)	1,199	97,131
AES Corp.	12,917	171,279
Aetna, Inc. (d)	4,741	604,288
Aflac, Inc.	155	9,641
Agilent Technologies, Inc.	3,654	140,971
Air Products & Chemicals, Inc.	561	76,762
Alexion Pharmaceuticals, Inc. (a)	1,834	331,532
Alkermes PLC (a)	500	32,170
Allergan PLC (a)	2,973	902,187
Alliance Data Systems Corp. (a)	171	49,922
The Allstate Corp.	4,549	295,094
Altria Group, Inc.	604	29,542
Amdocs Ltd.	969	52,898
American Capital Agency Corp.	3,192	58,637
American Electric Power Co, Inc.	5,641	298,804
American Express Co.	307	23,860
American International Group, Inc.	8,590	531,034
American Tower Corp.	144	13,434
American Water Works Co., Inc.	4,488	218,251
Ameriprise Financial, Inc.	406	50,722
AmerisourceBergen Corp.	604	64,229
Amgen, Inc.	4,245	651,692
Anadarko Petroleum Corp.	18,827	1,469,636
Anthem, Inc.	757	124,254

Common Stocks	Shares	Value
United States (continued)
Apple Inc. (d)	8,265	$1,036,638
Applied Materials, Inc.	1,223	23,506
Archer-Daniels-Midland Co.	1,505	72,571
AT&T Inc.	20,632	732,849
Automatic Data Processing, Inc.	484	38,831
AXIS Capital Holdings Ltd.	956	51,022
Baker Hughes, Inc.	469	28,937
Bank of America Corp. (d)	85,740	1,459,295
The Bank of New York Mellon Corp. (d)	6,638	278,597
Baxter International, Inc. (d)	1,707	119,370
BB&T Corp.	248	9,997
Becton Dickinson & Co.	626	88,673
Berkshire Hathaway, Inc., Class A (a)	3	614,550
Berkshire Hathaway, Inc., Class B (a)	5,792	788,349
Biogen, Inc. (a)	1,446	584,097
The Boeing Co.	321	44,529
BorgWarner, Inc.	4,437	252,199
Boulder Brands, Inc. (a)(b)	2,851	19,786
Bristol-Myers Squibb Co.	7,556	502,776
Broadcom Corp., Class A	546	28,114
Calpine Corp. (a)	13,583	244,358
Cameron International Corp. (a)	438	22,938
Capital One Financial Corp.	3,526	310,182
Cardinal Health, Inc.	1,091	91,262
Catalent, Inc. (a)	11,139	326,707
Celgene Corp. (a)	2,447	283,204
CenterPoint Energy, Inc.	7,380	140,441
CF Industries Holdings, Inc. (b)	870	55,924
The Charles Schwab Corp.	8,512	277,917
Chevron Corp.	2,962	285,744
The Chubb Corp.	391	37,200
Cigna Corp.	298	48,276
Cintas Corp.	665	56,252
Cisco Systems, Inc.	29,027	797,081
Citigroup, Inc. (d)	17,849	985,979
Citizens Financial Group, Inc.	978	26,709
CME Group, Inc.	2,422	225,391
CNA Financial Corp.	1,052	40,197
Coach, Inc.	6,217	215,170
The Coca-Cola Co.	20,356	798,566
Cognizant Technology Solutions Corp., Class A (a)	611	37,326
Colfax Corp. (a)(b)	9,307	429,518
Colgate-Palmolive Co.	4,983	325,938
Computer Sciences Corp.	906	59,470
ConocoPhillips	1,334	81,921
CONSOL Energy, Inc.	19,401	421,778
Constellation Brands, Inc., Class A	585	67,872
Corning, Inc.	1,287	25,392
Costco Wholesale Corp.	134	18,098
Crown Castle International Corp.	3,426	275,108
Crown Holdings, Inc. (a)	2,356	124,656
CSX Corp.	6,449	210,560
CVS Health Corp.	1,002	105,090
Danaher Corp.	2,520	215,687
Diamondback Energy, Inc. (a)	2,937	221,391
Discover Financial Services	1,733	99,855
DISH Network Corp., Class A (a)(d)	3,915	265,085
Dominion Resources, Inc.	4,630	309,608
Dover Corp.	617	43,301
The Dow Chemical Co.	3,250	166,303
Eaton Corp. PLC	8,626	582,169

See Notes to Financial Statements.

50	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
eBay, Inc. (a)(d)	10,101	$608,484
Eclipse Resources Corp. (a)	2,438	12,824
Ecolab, Inc.	787	88,986
EI du Pont de Nemours & Co.	2,641	168,892
Electronic Arts, Inc. (a)	924	61,446
Eli Lilly & Co.	2,109	176,080
EMC Corp.	2,043	53,915
Emerson Electric Co.	5,915	327,868
EOG Resources, Inc.	594	52,005
EQT Corp.	1,510	122,823
Equity Residential	125	8,771
Evolent Health, Inc. (a)	1,600	31,200
Expedia, Inc.	581	63,532
Express Scripts Holding Co. (a)	416	36,999
Exxon Mobil Corp.	4,521	376,147
Facebook, Inc., Class A (a)	6,914	592,979
FedEx Corp.	5,881	1,002,122
Fidelity National Information Services, Inc.	970	59,946
Fifth Third Bancorp	1,262	26,275
FMC Corp.	4,500	236,475
Ford Motor Co.	41,245	619,087
Freeport-McMoRan, Inc.	51,204	953,418
The Fresh Market, Inc. (a)(b)	678	21,791
General Dynamics Corp.	460	65,177
General Electric Co. (d)	28,956	769,361
General Mills, Inc.	185	10,308
Gilead Sciences, Inc.	2,917	341,522
GoDaddy, Inc. (a)	3,600	101,484
The Goldman Sachs Group, Inc. (d)	1,682	351,185
The Goodyear Tire & Rubber Co. (d)	324	9,769
Google, Inc., Class A (a)	1,424	769,017
Google, Inc., Class C (a)	2,871	1,494,384
Gulfport Energy Corp. (a)	1,219	49,065
Halliburton Co.	918	39,538
Harris Corp.	618	47,530
HCA Holdings, Inc. (a)	6,727	610,273
Health Care REIT, Inc.	120	7,876
Helmerich & Payne, Inc. (b)	538	37,886
Hewlett-Packard Co.	7,492	224,835
The Home Depot, Inc.	427	47,453
Horizon Pharma PLC (a)	1,796	62,393
HTG Molecular Diagnostics, Inc. (a)(b)	1,700	18,955
Humana, Inc.	4,400	841,632
Intel Corp.	5,977	181,790
Intercontinental Exchange, Inc.	39	8,721
International Business Machines Corp.	1,346	218,940
International Paper Co.	997	47,447
Intuit, Inc.	839	84,546
InVitae Corp. (Acquired 2/12/15, cost $129,630) (e)	10,802	152,697
JB Hunt Transport Services, Inc.	1,234	101,299
Johnson & Johnson (d)	3,112	303,295
JPMorgan Chase & Co. (d)	25,456	1,724,899
Kansas City Southern	2,162	197,174
Kimberly-Clark Corp.	2,885	305,723
Kinder Morgan, Inc.	1,841	70,676
KLA-Tencor Corp.	1,807	101,571
Kohl’s Corp.	707	44,265
Kraft Foods Group, Inc.	180	15,325
The Kroger Co.	1,187	86,069
Las Vegas Sands Corp.	2,243	117,914
Lear Corp.	669	75,102

Common Stocks	Shares	Value
United States (continued)
Liberty Broadband Corp., Class A (a)	2,216	$112,949
Liberty Broadband Corp., Class C (a)	5,901	301,895
Liberty Media Corp., Class A (a)	6,439	232,062
Liberty Media Corp., Class C (a)	14,396	516,816
Lincoln National Corp.	1,598	94,634
Lookout, Inc. (Acquired 3/04/15, cost $16,643) (e)	1,457	16,995
Lowe’s Cos., Inc.	653	43,731
LyondellBasell Industries NV, Class A	2,253	233,231
Macy’s, Inc.	673	45,407
Marathon Petroleum Corp.	11,602	606,901
Marsh & McLennan Cos., Inc.	5,382	305,159
MasterCard, Inc., Class A	5,653	528,442
McDonald’s Corp.	5,935	564,240
McGraw Hill Financial, Inc.	94	9,442
McKesson Corp.	2,118	476,148
Medtronic PLC	2,292	169,837
Merck & Co., Inc. (d)	3,701	210,698
MetLife, Inc. (d)	5,245	293,668
Micron Technology, Inc. (a)	7,063	133,067
Microsoft Corp.	17,563	775,406
Molson Coors Brewing Co., Class B (d)	2,675	186,742
Mondelez International, Inc., Class A	514	21,146
Monsanto Co.	1,951	207,957
Morgan Stanley (d)	9,290	360,359
Mylan NV (a)	6,260	424,804
NextEra Energy Partners LP (a)	1,913	75,793
NextEra Energy Partners LP	1,688	66,879
NextEra Energy, Inc.	3,514	344,477
Northrop Grumman Corp.	484	76,777
NRG Energy, Inc.	10,207	233,536
NRG Yield, Inc., Class A (b)	1,791	39,384
NRG Yield, Inc., Class C (b)	1,791	39,205
Nuance Communications, Inc. (a)	6,472	113,325
Occidental Petroleum Corp.	841	65,405
Oceaneering International, Inc.	9,600	447,264
Oracle Corp.	18,894	761,428
PACCAR, Inc.	3,632	231,758
Parker-Hannifin Corp.	352	40,948
PepsiCo, Inc.	457	42,656
Perrigo Co. PLC	1,187	219,393
Pfizer, Inc. (d)	19,789	663,525
Philip Morris International, Inc. (d)	8,046	645,048
Phillips 66	8,094	652,053
Pioneer Natural Resources Co.	3,178	440,757
PPG Industries, Inc.	1,090	125,045
PPL Corp.	2,878	84,815
Praxair, Inc.	849	101,498
Precision Castparts Corp.	2,373	474,292
The Procter & Gamble Co.	21,069	1,648,439
Prologis, Inc.	5,381	199,635
Prudential Financial, Inc. (d)	2,164	189,393
Public Storage	50	9,219
Puma Biotechnology, Inc. (a)	348	40,629
QUALCOMM, Inc.	8,729	546,697
Raytheon Co.	481	46,022
Receptos, Inc. (a)	384	72,979
Regeneron Pharmaceuticals, Inc. (a)	223	113,759
Regions Financial Corp.	29,820	308,935
Reinsurance Group of America, Inc.	560	53,127
Reynolds American, Inc.	31	2,314
Rockwell Automation, Inc.	3,450	430,008

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	51

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
United States (concluded)
Salesforce.com, Inc. (a)		589	$41,012
SanDisk Corp.		775	45,121
Schlumberger Ltd.		1,395	120,235
Seagate Technology PLC		810	38,475
Sealed Air Corp.		2,687	138,058
SeaWorld Entertainment, Inc. (b)		3,939	72,635
Sempra Energy		3,699	365,979
Simon Property Group, Inc.		1,938	335,313
Southern Copper Corp. (b)		20,908	614,904
The St. Joe Co. (a)		48,579	754,432
Stanley Black & Decker, Inc.		3,823	402,332
State Street Corp.		144	11,088
Stone Energy Corp. (a)		4,878	61,414
Stryker Corp.		340	32,494
SunTrust Banks, Inc. (d)		3,019	129,877
Sysco Corp.		3,310	119,491
Tahoe Resources, Inc.		18,063	218,954
Talen Energy Corp. (a)		359	6,160
Teladoc, Inc. (a)		400	7,600
Tenet Healthcare Corp. (a)(d)		6,336	366,728
TerraForm Power, Inc., Class A		5,051	191,837
TESARO, Inc. (a)		972	57,144
Texas Instruments, Inc.		2,028	104,462
Thermo Fisher Scientific, Inc.		4,437	575,745
Tiffany & Co. (d)		1,445	132,651
The Travelers Cos., Inc.		114	11,019
Twitter, Inc. (a)		23,555	853,162
Tyco International PLC		12,415	477,729
U.S. Bancorp		10,028	435,215
Union Pacific Corp.		5,902	562,874
United Continental Holdings, Inc. (a)(d)		10,384	550,456
United Parcel Service, Inc., Class B		7,706	746,788
United Technologies Corp.		4,507	499,962
UnitedHealth Group, Inc.		1,087	132,614
Univar, Inc. (a)		9,900	257,697
Valeant Pharmaceuticals International, Inc. (a)(d)		764	169,723
Valero Energy Corp.		1,681	105,231
Veeva Systems, Inc. (a)(b)		15,145	424,514
VeriSign, Inc. (a)		819	50,549
Verizon Communications, Inc.		23,686	1,104,294
Vertex Pharmaceuticals, Inc. (a)		2,425	299,439
Visa, Inc., Class A		12,842	862,340
WABCO Holdings, Inc. (a)		1,994	246,698
Walgreens Boots Alliance, Inc.		267	22,545
Wal-Mart Stores, Inc.		9,048	641,775
Wells Fargo & Co. (d)		24,494	1,377,543
Western Digital Corp.		523	41,014
Whirlpool Corp.		719	124,423
The Williams Cos., Inc.		729	41,837
Wyndham Worldwide Corp.		614	50,293
Yahoo!, Inc. (a)		885	34,772

			71,473,743
Total Common Stocks — 56.0%			139,741,942

Corporate Bonds		Par (000)
Argentina — 0.0%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (c)	USD	25	21,087

Corporate Bonds		Par (000)	Value
Australia — 0.1%
TFS Corp. Ltd., 11.00%, 7/15/18 (c)	USD	336	$354,340
Brazil — 0.1%
Itau Unibanco Holding SA, 2.85%, 5/26/18 (c)		263	260,896
Canada — 0.1%
Viterra, Inc., 5.95%, 8/01/20 (c)		143	157,213
Chile — 0.2%
Banco Santander Chile, 2.15%, 6/07/18 (c)(f)		265	268,975
Inversiones Alsacia SA, 8.00%, 12/31/18 (c)		168	98,902
Inversiones Alsacia SA Escrow Bonds, 8.00%, 8/18/18 (a)(c)(g)		101	—

			367,877
China — 0.1%
Alibaba Group Holding Ltd., 3.13%, 11/28/21 (c)		200	197,533
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(g)(h)	SGD	400	2,970
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(g)(h)	USD	300	3,000
SINA Corp., 1.00%, 12/01/18 (h)		136	129,455

			332,958
France — 0.2%
BNP Paribas SA, 2.40%, 12/12/18		375	379,378
Germany — 0.2%
Deutsche Bank AG, 1.88%, 2/13/18		145	144,556
Volkswagen International Finance NV, 5.50%, 11/09/15 (c)(h)	EUR	300	413,487

			558,043
India — 0.3%
REI Agro Ltd.:
5.50%, 11/13/14 (a)(g)(h)	USD	152	7,600
5.50%, 11/13/14 (a)(c)(g)(h)		220	11,000
Suzlon Energy Ltd., 3.25%, 7/16/19 (c)(h)(i)		492	684,495

			703,095
Italy — 0.3%
Intesa Sanpaolo SpA, 3.88%, 1/15/19		300	308,650
Telecom Italia Finance SA, 6.13%, 11/15/16 (c)(h)	EUR	200	324,310
Telecom Italia SpA, 5.30%, 5/30/24 (c)	USD	200	199,250

			832,210
Japan — 0.1%
Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19		250	252,721
Luxembourg — 0.1%
Intelsat Jackson Holdings SA, 7.50%, 4/01/21		161	159,189
Mexico — 0.1%
Trust F/1401, 5.25%, 12/15/24 (c)		200	208,000
Netherlands — 0.1%
Bio City Development Co. BV, 8.00%, 7/06/18 (a)(c)(g)(h)		800	367,280
Singapore — 0.4%
CapitaLand Ltd.:
2.10%, 11/15/16 (h)	SGD	250	185,386
1.95%, 10/17/23 (c)(h)		250	193,461
Global Logistic Prop Ltd. Private, 3.88%, 6/04/25 (c)	USD	382	373,892
Olam International Ltd., 6.00%, 10/15/16 (h)		200	204,750

			957,489

See Notes to Financial Statements.

52	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
South Korea — 0.0%
Hyundai Capital America, 2.00%, 3/19/18 (c)	USD	85	$85,030
Spain — 0.2%
Telefonica Participaciones SAU, 4.90%, 9/25/17 (h)	EUR	300	363,720
Telefonica SA, 6.00%, 7/24/17 (h)		100	134,758

			498,478
United Arab Emirates — 0.2%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17 (c)(h)	USD	463	373,045
United Kingdom — 0.1%
Delta Topco Ltd. (Acquired 5/02/12-1/02/15, cost $346,165), 10.00%, 11/24/60 (e)		341	341,025
United States — 3.4%
AbbVie, Inc., 2.50%, 5/14/20		262	259,312
Actavis Funding SCS, 3.00%, 3/12/20		210	210,476
AliphCom (Acquired 4/27/15, cost $779,000), 0.00%, 4/01/20 (e)(f)(h)		779	779,000
Ally Financial, Inc.:
2.75%, 1/30/17		184	183,172
3.50%, 1/27/19		135	133,987
American Tower Corp., 3.40%, 2/15/19		60	61,399
AT&T Inc.:
2.38%, 11/27/18		327	329,862
3.00%, 6/30/22		495	477,954
Bank of America Corp.:
2.00%, 1/11/18		171	171,560
1.33%, 3/22/18 (f)		99	99,901
6.88%, 4/25/18		117	132,173
2.60%, 1/15/19		116	117,263
BioMarin Pharmaceutical, Inc.:
0.75%, 10/15/18 (h)		51	78,604
1.50%, 10/15/20 (h)		51	81,217
Cablevision Systems Corp., 5.88%, 9/15/22		71	68,870
Capital One Bank USA NA, 2.15%, 11/21/18		250	249,707
Chesapeake Energy Corp., 3.53%, 4/15/19 (f)		121	110,715
Citigroup, Inc., 1.80%, 2/05/18		360	359,132
Cobalt International Energy, Inc.:
2.63%, 12/01/19 (h)		280	206,675
3.13%, 5/15/24 (h)		349	253,243
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		82	78,925
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		200	215,018
Forest City Enterprises, Inc., 4.25%, 8/15/18 (h)		131	153,679
Forest Laboratories LLC:
4.38%, 2/01/19 (c)		161	170,394
5.00%, 12/15/21 (c)		110	119,364
General Electric Capital Corp., 5.55%, 5/04/20		96	109,468
General Motors Financial Co., Inc., 3.50%, 7/10/19		184	187,895
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (h)		89	458,906
HSBC USA, Inc., 1.63%, 1/16/18		162	161,557
Hughes Satellite Systems Corp., 7.63%, 6/15/21		58	63,812
JPMorgan Chase & Co., 4.35%, 8/15/21		102	109,180
Medtronic, Inc., 3.15%, 3/15/22 (c)		275	276,232
Morgan Stanley, 7.30%, 5/13/19		100	117,648

Corporate Bonds		Par (000)	Value
United States (concluded)
Mylan, Inc.:
3.75%, 9/15/15 (h)	USD	103	$523,433
2.55%, 3/28/19		165	163,565
QUALCOMM, Inc., 3.00%, 5/20/22		425	422,119
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23		112	111,615
SanDisk Corp.:
1.50%, 8/15/17 (h)		123	159,054
0.50%, 10/15/20 (h)		128	124,080
SunGard Data Systems, Inc., 7.38%, 11/15/18		46	47,633
Take-Two Interactive Software, Inc., 1.75%, 12/01/16 (h)		110	163,487
Twitter, Inc., 1.00%, 9/15/21 (c)(h)		108	94,567
Xerox Corp., 6.35%, 5/15/18		87	96,957

			8,492,810
Total Corporate Bonds — 6.3%			15,702,164

Credit Linked Notes
India — 0.3%
Credit Suisse AG, (Housing Development Finance Corporation Ltd., Not Rated), 7.88%, 1/15/16 (c)		810	805,637

Floating Rate Loan Interests (f)
Germany — 0.1%
Deutsche Raststatten Gruppe IV GmbH:
Facility A - 2nd Amended, 3.27%, 12/10/18	EUR	127	141,249
Facility B - 2nd Amended, 3.52%, 12/10/19		52	57,991

			199,240
Netherlands — 0.1%
Promontoria Blue Holding 2 BV, Mezzanine Loan, 7.00%, 4/17/20		334	372,361
United States — 1.3%
AP One Channel Center Mezz LLC, Mezzanine Term Loan, 6.43%, 7/14/19	USD	107	107,000
Calpine Corp., Term Loan, 3.50%, 5/27/22		195	193,099
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21		148	120,078
Drillships Ocean Ventures, Inc., Term Loan, 5.50%, 7/25/21		98	83,443
Endo Luxembourg Finance Co. I S.à r.l.:
Bridge Loan, 2.75%, 6/24/16		210	209,737
Term Loan B, 3.00%, 6/24/22		190	190,357
Fieldwood Energy LLC, Closing Date Loan (Second Lien), 8.38%, 9/30/20		202	154,023
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.19%, 2/27/21		376	375,135
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20		590	589,888
Mallinckrodt International Finance SA, Initial Term B Loan, 3.25%, 3/19/21		68	67,974
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		110	109,398

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	53

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (f)		Par (000)	Value
United States (concluded)
Obsidian Natural Gas Trust, Loan, 7.00%, 11/02/15	USD	34	$33,794
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 4.00%, 2/21/21		197	148,061
Sheridan Investment Partners II LP, Senior Secured Term Loan, 4.25%, 12/16/20		292	257,110
Sheridan Production Partners II-A LP, Senior Secured Term Loan, 4.25%, 12/16/20		41	35,761
Sheridan Production Partners II-M LP, Senior Secured Term Loan, 4.25%, 12/16/20		15	13,339
Univar USA, Inc., Term Loan B, 3.25%, 6/24/22		185	184,711
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		306	303,174

			3,176,082
Total Floating Rate Loan Interests — 1.5%			3,747,683

Foreign Agency Obligations
Argentina — 0.3%
YPF SA:
8.88%, 12/19/18 (c)		156	165,750
8.50%, 7/28/25 (c)		511	505,890

			671,640
Brazil — 0.2%
Petrobras Global Finance BV:
2.42%, 1/15/19 (f)		347	320,801
5.38%, 1/27/21		81	77,906
6.25%, 3/17/24		44	42,481

			441,188
Malaysia — 0.1%
Petronas Capital Ltd., 3.50%, 3/18/25 (c)		390	385,825
Mexico — 0.2%
Petroleos Mexicanos:
5.75%, 3/01/18		180	195,809
3.50%, 7/23/20 (c)		248	250,723

			446,532
South Korea — 0.1%
Export-Import Bank of Korea, 2.63%, 12/30/20		252	252,341
Total Foreign Agency Obligations — 0.9%			2,197,526

Foreign Government Obligations
Argentina — 0.3%
City of Buenos Aires, Argentina, 8.95%, 2/19/21 (c)		200	204,000
Provincia de Buenos Aires, 10.88%, 1/26/21		100	100,500
Republic of Argentina:
8.75%, 5/07/24		433	418,361
Series X, 7.00%, 4/17/17		118	115,479

			838,340
Brazil — 0.9%
Brazil Notas do Tesouro Nacional:
Series F, 10.00%, 1/01/17	BRL	2	574,202
Series F, 10.00%, 1/01/21		2	593,423
Series F, 10.00%, 1/01/25		3	695,852

Foreign Government Obligations		Par (000)	Value
Federative Republic of Brazil:
6.00%, 1/17/17	USD	200	$213,500
4.88%, 1/22/21		121	126,445

			2,203,422
Colombia — 0.1%
Republic of Colombia, 7.38%, 1/27/17		201	218,688
Hungary — 0.1%
Republic of Hungary, 4.13%, 2/19/18		264	274,758
Indonesia — 0.4%
Republic of Indonesia:
6.88%, 1/17/18 (c)		200	223,846
7.88%, 4/15/19	IDR	7,902,000	587,507
8.38%, 3/15/24		884,000	66,331

			877,684
Italy — 0.8%
Buoni Poliennali Del Tesoro:
2.50%, 12/01/24	EUR	310	352,440
1.50%, 6/01/25		1,611	1,669,504

			2,021,944
Japan — 0.2%
Japan Government (2 Year Issue), 0.10%, 3/15/17	JPY	51,850	424,389
Mexico — 1.3%
United Mexican States:
8.00%, 12/07/23	MXN	123	885,006
10.00%, 12/05/24		300	2,446,847

			3,331,853
Poland — 0.4%
Republic of Poland:
5.25%, 10/25/20	PLN	2,336	697,321
5.75%, 10/25/21		1,147	353,618

			1,050,939
United Kingdom — 1.2%
United Kingdom Gilt, 2.25%, 9/07/23	GBP	1,845	2,966,929
Total Foreign Government Obligations — 5.7%			14,208,946

Investment Companies		Shares
ETFS Physical Palladium Shares (a)(j)		1,825	118,899
ETFS Physical Platinum Shares (a)(j)		1,541	160,572
ETFS Physical Swiss Gold Shares (a)(j)		5,694	652,475
iShares Gold Trust (a)(j)(k)		53,697	608,924
SPDR Gold Shares (a)(j)		3,196	359,135
Total Investment Companies — 0.8%			1,900,005

Preferred Securities
Capital Trusts		Par (000)
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (c)(f)(l)	USD	33	33,165
Netherlands — 0.1%
ING Groep NV, 6.00% (f)(l)		200	197,375

See Notes to Financial Statements.

54	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Capital Trusts		Par (000)	Value
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (f)	USD	174	$181,926
United Kingdom — 0.5%
HSBC Holdings PLC, 6.38% (f)(l)		435	436,087
Lloyds Bank PLC, 13.00% (f)(l)	GBP	255	693,959
Standard Chartered PLC, 6.50% (c)(f)(l)	USD	200	201,725

			1,331,771
United States — 0.9%
American Express Co., Series C, 4.90% (f)(l)		134	129,819
Citigroup, Inc.:
5.95% (f)(l)		94	92,590
Series O, 5.88% (f)(l)		249	249,548
General Electric Capital Corp.:
6.38%, 11/15/67 (f)		136	146,200
Series B, 6.25% (f)(l)		200	218,750
The Goldman Sachs Group, Inc.:
Series L, 5.70% (f)(l)		205	205,738
Series M, 5.38% (f)(l)		215	212,399
Intel Corp., 3.25%, 8/01/39 (h)		71	108,009
JPMorgan Chase & Co.:
Series Q, 5.15% (f)(l)		236	224,578
Series X, 6.10% (f)(l)		475	476,663
Morgan Stanley, Series H, 5.45% (f)(l)		151	149,867
USB Capital IX, 3.50% (f)(l)		175	144,463

			2,358,624
Total Capital Trusts — 1.6%			4,102,861

Preferred Stocks		Shares
United Kingdom — 0.2%
HSBC Holdings PLC, Series 2, 8.00%		5,028	130,175
Royal Bank of Scotland Group PLC:
Series M, 6.40%		3,900	97,149
Series Q, 6.75% (b)		3,218	81,415
Series T, 7.25%		4,665	118,351

			427,090
United States — 2.0%
Allergan PLC, Series A, 5.50%		446	464,991
American Tower Corp., Series A, 5.25% (h)		1,070	107,054
Anthem, Inc., 5.25% (h)		5,931	302,481
Cliffs Natural Resources, Inc., 7.00% (h)		3,934	17,506
Crown Castle International Corp., Series A, 4.50% (h)		2,769	285,761
Dominion Resources, Inc., 6.38% (h)		2,270	106,009
Domo, Inc., Series E (Acquired 4/01/15, cost $319,465) (a)(e)		37,889	319,465
Dropbox, Inc., Series C (Acquired 1/28/14, cost $695,990) (a)(e)		36,437	535,988
Fannie Mae, Series S, 8.25% (b)(f)		13,251	49,691
Forestar Group, Inc., 6.00% (h)		4,750	88,647
Grand Rounds, Inc., Series C (Acquired 3/31/15, cost $127,944) (a)(e)		46,081	129,455
Health Care REIT, Inc., Series I, 6.50% (h)		4,039	240,078
Lookout, Inc., Series F (Acquired 9/19/14- 10/22/14, cost $243,061) (a)(e)		21,278	248,195
NBCUniversal Enterprise, Inc., 5.25% (c)		100,000	106,375
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $272,246) (a)(e)		44,412	394,823
Stanley Black & Decker, Inc., 6.25% (b)(h)		631	75,247

Preferred Securities		Shares	Value
United States (concluded)
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $418,728) (a)(e)		26,992	$1,080,293
United Technologies Corp., 7.50% (h)		1,552	88,930
US Bancorp:
Series F, 6.50% (f)		4,518	127,498
Series G, 6.00% (f)		3,150	83,885
Wells Fargo & Co., Series L, 7.50% (h)		94	110,450

			4,962,822
Total Preferred Stocks — 2.2%			5,389,912

Trust Preferreds
Netherlands — 0.2%
RBS Capital Funding Trust V, Series E, 5.90% (l)		6,896	167,090
RBS Capital Funding Trust VII, Series G, 6.08% (l)		8,672	211,857

			378,947
United States — 0.2%
Citigroup Capital XIII, 7.88%, 10/30/40 (f)		8,216	213,287
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (f)		10,914	283,546

			496,833
Total Trust Preferreds — 0.4%			875,780
Total Preferred Securities — 4.2%			10,368,553

U.S. Government Sponsored Agency Securities		Par (000)
Mortgage-Backed Securities — 0.3%
Fannie Mae Mortgage-Backed Securities, 3.00%, 7/01/45 (m)	USD	890	886,680
U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Notes:
0.25%, 1/15/25		104	101,697
U.S. Treasury Notes:
0.25%, 7/31/15 (j)		3,950	3,950,308
1.38%, 3/31/20		2,767	2,739,762
1.75%, 3/31/22		1,004	985,901
2.25%, 11/15/24 (n)		2,884	2,866,326
2.00%, 2/15/25		757	735,181
2.13%, 5/15/25		752	738,370
Total U.S. Treasury Obligations — 4.9%			12,117,545

Warrants (o)		Shares
Australia — 0.0%
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		124,320	50,173
Total Long-Term Investments (Cost — $195,873,965) — 80.9%			201,726,854

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	55

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities
Foreign Agency Obligations (p)		Par (000)	Value
Japan Treasury Discount Bill:
0.02%, 7/10/15	JPY	50,000	$408,539
0.01%, 7/13/15		50,000	408,537
0.00%, 8/03/15		60,000	490,255
0.00%, 8/10/15		60,000	490,255
0.00%, 8/31/15		90,000	735,382
0.01%, 10/13/15		90,000	735,383
0.02%, 11/10/15		80,000	653,675
0.02%, 12/10/15		100,000	817,096
Mexico Cetes:
2.93%, 7/09/15	MXN	1,044	663,684
2.97%, 7/23/15		917	582,539
3.03%, 8/06/15		1,042	660,837
3.09%, 8/20/15		915	579,663
3.45%, 9/03/15		390	246,559
3.22%, 9/17/15		1,025	647,755
3.19%, 10/01/15		1,023	645,634
4.94%, 10/15/15		587	370,017
3.20%, 10/29/15		508	319,880
3.21%, 11/12/15		1,074	675,449
3.26%, 11/26/15		254	159,515
Total Foreign Agency Obligations — 4.1%			10,290,654

Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (k)(q)		2,319,703	2,319,703

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (k)(q)(r)	USD	6,743	6,743,412
Total Money Market Funds — 3.6%			9,063,115

Time Deposits		Par (000)
Europe — 0.0%
Brown Brothers Harriman & Co., (0.24)%, 7/01/15	EUR	8	9,166
Japan — 0.0%
Brown Brothers Harriman & Co., 0.01%, 7/01/15	JPY	7,275	59,439
Norway — 0.0%
Brown Brothers Harriman & Co., 0.10%, 7/01/15	NOK	73	9,284
Singapore — 0.2%
Wells Fargo Securities, LLC, 0.10%, 7/01/15	SGD	515	382,417

Time Deposits		Par (000)	Value
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.08%, 7/01/15	GBP	1	$1,229
United States — 0.0%
Brown Brothers Harriman & Co., 0.12%, 7/01/15	USD	13	13,182
Total Time Deposits — 0.2%			474,717

U.S. Treasury Obligations
U.S. Treasury Bills (p):
0.03%, 7/02/15-9/03/15		13,500	13,499,990
0.02%, 7/09/15-10/01/15		8,000	7,999,877
0.04%, 7/16/15		3,500	3,499,972
0.05%, 7/23/15-11/19/15		6,920	6,919,486
0.03%, 7/30/15		4,000	3,999,936
0.01%, 9/24/15		1,000	999,988
Total U.S. Treasury Obligations — 14.8%			36,919,249
Total Short-Term Securities (Cost — $56,910,502) — 22.7%			56,747,735

Options Purchased
(Cost — $3,014,698) — 1.2%			2,958,628
Total Investments Before Investments Sold Short and Options Written (Cost — $255,799,165) — 104.8%			261,433,217

Investments Sold Short		Shares
United States — (0.0)%
Gentex Corp.		4,959	(81,427)
Mead Johnson Nutrition Co.		235	(21,202)
Total Investments Sold Short (Proceeds — $ 112,982) — (0.0)%			(102,629)

Options Written
(Premiums Received — $1,085,860) — (0.4)%			(891,147)
Total Investments Net of Investments Sold Short and Options Written — 104.4%			260,439,441
Liabilities in Excess of Other Assets — (4.4)%			(11,031,425)

Net Assets — 100.0%			$249,408,016

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding options written.

(e)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $4,209,618 and an original cost of $3,468,844 which was 1.7% of its net assets.

(f)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

56	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Convertible security.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(j)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(k)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Shares/Beneficial Interest Purchased	Shares/Beneficial Interest Sold	Shares/Beneficial Interest Held at June 30, 2015	Value Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	410,233	1,909,470[1]	—	2,319,703	$2,319,703	$1,058
BlackRock Liquidity Series, LLC, Money Market Series	$785,664	$5,957,748[1]	—	$6,743,412	$6,743,412	$17,187	[2]
iShares Gold Trust	53,697	—	—	53,697	$608,924	—
[1]	Represents net shares/beneficial interest purchased.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(l)	Security is perpetual in nature and has no stated maturity date.

(m)	Represents or includes a TBA transaction. As of June 30, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$886,680	$(10,551)

(n)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(o)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(p)	Rates shown are discount rates or a range of discount rates at the time of purchase.

(q)	Represents the current yield as of report date.

(r)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
6	DAX Index Futures	Eurex	September 2015	USD	1,839,757	$(17,320)
(13)	E-Mini MSCI Emerging Markets Index Futures	InterContinental Exchange	September 2015	USD	623,610	4,706
(144)	E-Mini S&P 500 Futures	Chicago Mercantile	September 2015	USD	14,791,680	249,950
39	EURO STOXX 50 Index	Eurex	September 2015	USD	1,493,946	(79,506)
(3)	FTSE 100 Index	ICE Futures Europe	September 2015	USD	306,109	6,899
(3)	NASDAQ 100 E-Mini Futures	Chicago Mercantile	September 2015	USD	263,415	3,683
(4)	Nikkei 225 Index	Chicago Mercantile	September 2015	USD	330,269	6,035
(9)	Russell 2000 Mini Index Futures	InterContinental Exchange	September 2015	USD	1,125,360	6,597
2	TOPIX Index	Tokyo	September 2015	USD	266,454	(4,967)
Total						$176,077

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	57

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	31,041,150	USD	259,000	Deutsche Bank AG	7/02/15	$ (5,358)
JPY	44,211,055	USD	361,855	Deutsche Bank AG	7/02/15	(600)
JPY	78,927,795	USD	637,569	Deutsche Bank AG	7/02/15	7,362
JPY	74,733,312	USD	605,626	JPMorgan Chase Bank N.A.	7/02/15	5,031
JPY	79,587,000	USD	640,215	JPMorgan Chase Bank N.A.	7/02/15	10,102
USD	1,287,602	JPY	154,180,000	Deutsche Bank AG	7/02/15	27,775
USD	1,288,553	JPY	154,320,312	JPMorgan Chase Bank N.A.	7/02/15	27,580
EUR	226,000	USD	251,129	Deutsche Bank AG	7/09/15	859
JPY	79,964,000	USD	639,715	BNP Paribas S.A.	7/09/15	13,741
JPY	30,779,000	USD	257,274	UBS AG	7/09/15	(5,752)
USD	256,327	EUR	226,000	Deutsche Bank AG	7/09/15	4,339
USD	1,269,629	JPY	151,037,000	BNP Paribas S.A.	7/09/15	35,375
USD	258,601	JPY	30,779,000	UBS AG	7/09/15	7,080
USD	710,817	MXN	10,437,490	UBS AG	7/09/15	47,201
CAD	313,935	USD	254,718	BNP Paribas S.A.	7/10/15	(3,405)
USD	256,266	CAD	313,935	BNP Paribas S.A.	7/10/15	4,953
USD	471,515	JPY	56,829,348	Credit Suisse International	7/10/15	7,107
USD	421,230	JPY	50,000,000	Credit Suisse International	7/10/15	12,631
USD	472,178	JPY	56,886,104	Deutsche Bank AG	7/10/15	7,306
BRL	783,000	USD	250,376	Deutsche Bank AG	7/13/15	241
USD	547,063	BRL	1,684,844	BNP Paribas S.A.	7/13/15	7,790
USD	154,319	BRL	478,266	Deutsche Bank AG	7/13/15	1,239
USD	255,206	BRL	784,300	Deutsche Bank AG	7/13/15	4,173
USD	513,610	BRL	1,577,862	Morgan Stanley Capital Services LLC	7/13/15	8,579
USD	416,219	JPY	50,000,000	Deutsche Bank AG	7/13/15	7,605
USD	274,407	GBP	179,000	Deutsche Bank AG	7/16/15	(6,813)
EUR	581,000	USD	648,297	Credit Suisse International	7/17/15	(417)
USD	352,044	MXN	5,211,550	Credit Suisse International	7/23/15	21,044
USD	262,110	MXN	3,961,930	Deutsche Bank AG	7/23/15	10,477
USD	15,016	EUR	13,400	Brown Brothers Harriman & Co.	7/27/15	71
USD	635,459	GBP	407,000	BNP Paribas S.A.	7/30/15	(3,900)
USD	155,407	AUD	203,000	Morgan Stanley Capital Services LLC	7/31/15	(928)
USD	667,488	CHF	618,000	BNP Paribas S.A.	7/31/15	5,678
USD	257,022	IDR	3,433,300,000	Credit Suisse International	7/31/15	1,168
USD	445,279	JPY	55,305,000	BNP Paribas S.A.	7/31/15	(6,791)
USD	505,391	JPY	60,000,000	JPMorgan Chase Bank N.A.	8/03/15	14,927
INR	17,555,380	USD	271,000	Credit Suisse International	8/05/15	2,649
USD	126,486	JPY	15,656,000	Credit Suisse International	8/06/15	(1,497)
USD	744,629	JPY	92,283,000	Morgan Stanley Capital Services LLC	8/06/15	(9,753)
USD	698,073	MXN	10,417,000	Credit Suisse International	8/06/15	37,135
USD	257,163	SGD	345,000	Morgan Stanley Capital Services LLC	8/06/15	1,161
USD	256,000	CNH	1,635,302	Morgan Stanley Capital Services LLC	8/07/15	(6,996)
USD	531,550	JPY	66,081,000	BNP Paribas S.A.	8/07/15	(8,645)
USD	414,050	JPY	51,274,000	HSBC Bank USA N.A.	8/07/15	(5,102)
USD	809,644	JPY	100,191,000	JPMorgan Chase Bank N.A.	8/07/15	(9,393)
USD	243,929	MXN	3,800,000	Credit Suisse International	8/07/15	2,843
USD	245,662	MXN	3,827,000	Credit Suisse International	8/07/15	2,864
USD	506,329	JPY	60,000,000	Deutsche Bank AG	8/10/15	15,828
USD	402,113	JPY	49,862,000	Credit Suisse International	8/13/15	(5,523)

See Notes to Financial Statements.

58	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	964,930	JPY	119,675,000	JPMorgan Chase Bank N.A.	8/13/15	$ (13,447)
USD	235,355	MXN	3,654,000	BNP Paribas S.A.	8/13/15	3,629
USD	235,355	MXN	3,654,000	Deutsche Bank AG	8/13/15	3,629
USD	129,822	AUD	168,819	Credit Suisse International	8/14/15	(94)
USD	1,046,968	JPY	129,856,000	Morgan Stanley Capital Services LLC	8/14/15	(14,653)
EUR	570,000	USD	638,520	Deutsche Bank AG	8/20/15	(2,595)
USD	261,837	MXN	3,963,350	BNP Paribas S.A.	8/20/15	10,617
USD	339,515	MXN	5,185,580	Deutsche Bank AG	8/20/15	10,823
EUR	570,000	USD	637,868	Credit Suisse International	8/21/15	(1,934)
EUR	104,700	USD	117,408	Credit Suisse International	8/21/15	(597)
EUR	465,300	USD	521,364	JPMorgan Chase Bank N.A.	8/21/15	(2,241)
CLP	164,108,490	USD	271,757	Morgan Stanley Capital Services LLC	8/24/15	(16,394)
USD	273,000	CLP	164,108,490	Morgan Stanley Capital Services LLC	8/24/15	17,637
CLP	78,425,000	USD	127,822	UBS AG	8/26/15	(5,811)
CLP	86,354,490	USD	135,447	UBS AG	8/26/15	(1,100)
USD	274,000	CLP	164,779,490	UBS AG	8/26/15	17,642
EUR	399,363	USD	445,371	Deutsche Bank AG	8/27/15	227
USD	372,451	CNH	2,321,000	JPMorgan Chase Bank N.A.	8/28/15	(341)
USD	724,941	JPY	90,000,000	Morgan Stanley Capital Services LLC	8/31/15	(10,991)
USD	246,061	MXN	3,896,130	BNP Paribas S.A.	9/03/15	(659)
USD	614,822	KRW	690,261,000	Morgan Stanley Capital Services LLC	9/11/15	(2,942)
CLP	165,321,600	USD	264,651	JPMorgan Chase Bank N.A.	9/15/15	(7,935)
USD	272,000	CLP	165,321,600	JPMorgan Chase Bank N.A.	9/15/15	15,284
USD	334,374	MXN	5,180,460	Morgan Stanley Capital Services LLC	9/17/15	6,638
USD	331,554	MXN	5,070,130	Morgan Stanley Capital Services LLC	9/17/15	10,798
USD	411,169	MXN	6,338,500	Deutsche Bank AG	10/01/15	10,561
USD	255,008	MXN	3,890,780	JPMorgan Chase Bank N.A.	10/01/15	9,101
USD	750,075	JPY	90,000,000	JPMorgan Chase Bank N.A.	10/13/15	13,494
USD	376,824	MXN	5,869,980	Deutsche Bank AG	10/15/15	6,221
USD	514,993	KRW	553,102,000	Credit Suisse International	10/27/15	20,314
USD	624,412	KRW	672,180,000	Deutsche Bank AG	10/27/15	23,234
USD	320,347	MXN	5,080,070	Credit Suisse International	10/29/15	(45)
USD	668,204	JPY	80,000,000	BNP Paribas S.A.	11/10/15	13,056
USD	696,692	MXN	10,743,690	Deutsche Bank AG	11/12/15	19,820
USD	159,811	MXN	2,539,840	Credit Suisse International	11/27/15	(23)
USD	816,300	JPY	100,000,000	Credit Suisse International	12/10/15	(3,182)
INR	25,489,994	USD	389,398	Credit Suisse International	12/18/15	(2,497)
Total						$408,285

•	As of June 30, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Apple Inc.	Call	USD	135.00	8/21/15	4	$518
The Goodyear Tire & Rubber Co.	Call	USD	31.00	10/16/15	6	792
Total						$1,310

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	59

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	As of June 30, 2015, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Johnson & Johnson	Deutsche Bank AG	Call	USD	110.00	7/17/15	25,300	$ 506
S&P 500 Index	Credit Suisse International	Call	USD	2,350.00	8/21/15	2,653	1,194
TOPIX Index	Bank of America N.A.	Call	JPY	1,615.00	9/11/15	63,700	31,895
TOPIX Index	BNP Paribas S.A.	Call	JPY	1,600.00	9/11/15	40,670	23,440
TOPIX Index	UBS AG	Call	JPY	1,675.00	9/11/15	43,600	13,538
Delta Air Lines Inc.	Morgan Stanley & Co. International PLC	Call	USD	43.00	9/18/15	1,152	2,120
SPDR Gold Shares[1]	JPMorgan Chase Bank N.A.	Call	USD	120.00	9/18/15	5,700	4,104
STOXX Europe 600 Index	Bank of America N.A.	Call	EUR	404.13	9/18/15	1,712	12,237
BlackRock MSJNJPTL Index	Morgan Stanley & Co. International PLC	Call	JPY	131.28	12/11/15	458,128	92,263
BlackRock MSJNJPTL Index	Morgan Stanley & Co. International PLC	Call	JPY	139.99	12/11/15	117,901	22,690
TOPIX Index	Bank of America N.A.	Call	JPY	1,525.00	12/11/15	86,224	97,022
TOPIX Index	Citibank N.A.	Call	JPY	1,585.00	12/11/15	90,375	72,344
EURO STOXX 50 Index	JPMorgan Chase Bank N.A.	Call	EUR	3,675.00	12/18/15	378	44,670
Abbott Laboratories	Citibank N.A.	Call	USD	49.00	1/15/16	12,800	36,403
Activision Blizzard, Inc.	Deutsche Bank AG	Call	USD	19.00	1/15/16	12,901	72,725
Bank of America Corp.	Goldman Sachs International	Call	USD	16.50	1/15/16	35,800	52,008
Citigroup, Inc.	Goldman Sachs International	Call	USD	50.50	1/15/16	16,600	111,822
General Electric Co.	Deutsche Bank AG	Call	USD	28.50	1/15/16	25,164	12,141
Gilead Sciences, Inc.	Citibank N.A.	Call	USD	95.00	1/15/16	2,600	63,245
The Goldman Sachs Group, Inc.	Deutsche Bank AG	Call	USD	220.00	1/15/16	1,900	15,057
International Business Machines Corp.	Barclays Bank PLC	Call	USD	182.00	1/15/16	2,550	5,703
International Business Machines Corp.	Deutsche Bank AG	Call	USD	182.00	1/15/16	2,551	5,705
JPMorgan Chase & Co.	Goldman Sachs International	Call	USD	59.00	1/15/16	12,800	121,221
Merck & Co., Inc.	Goldman Sachs International	Call	USD	59.00	1/15/16	25,524	50,236
MetLife, Inc.	Goldman Sachs International	Call	USD	57.50	1/15/16	20,332	53,371
Pfizer, Inc.	Citibank N.A.	Call	USD	33.00	1/15/16	50,900	84,359
Prudential Financial, Inc.	Citibank N.A.	Call	USD	90.00	1/15/16	15,778	69,818
Wells Fargo & Co.	Goldman Sachs International	Call	USD	60.00	1/15/16	6,400	8,128
TOPIX Index	Citibank N.A.	Call	JPY	1,585.00	3/11/16	128,000	121,165
Baxter International, Inc.	Goldman Sachs International	Call	USD	72.75	3/18/16	5,033	10,810
Johnson & Johnson	Goldman Sachs International	Call	USD	103.00	4/15/16	25,184	66,048
The Bank of New York Mellon Corp.	Deutsche Bank AG	Call	USD	46.00	5/20/16	18,800	24,451
The Goldman Sachs Group, Inc.	Deutsche Bank AG	Call	USD	220.00	5/20/16	4,500	50,966
KeyCorp	Deutsche Bank AG	Call	USD	15.75	5/20/16	25,066	23,498
Morgan Stanley	Deutsche Bank AG	Call	USD	40.75	5/20/16	18,800	45,179
SunTrust Banks, Inc.	Deutsche Bank AG	Call	USD	45.50	5/20/16	18,800	39,828
Teva Pharmaceutical Industries Ltd.	Deutsche Bank AG	Call	USD	63.50	5/20/16	5,000	17,731
Wells Fargo & Co.	Deutsche Bank AG	Call	USD	59.00	5/20/16	18,800	39,940
TOPIX Index	Citibank N.A.	Call	JPY	1,675.00	6/10/16	80,641	53,951
TOPIX Index	Morgan Stanley & Co. International PLC	Call	JPY	1,675.00	6/10/16	42,800	28,634
STOXX Europe 600 Index	JPMorgan Chase Bank N.A.	Call	EUR	348.12	9/16/16	1,769	91,380
TAIEX Index	Citibank N.A.	Call	TWD	9,000.77	9/21/16	2,200	29,213
TAIEX Index	Citibank N.A.	Call	TWD	9,483.14	9/21/16	2,045	18,184
EURO STOXX 50 Index	Goldman Sachs International	Call	EUR	3,293.01	12/16/16	470	168,681
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	400.00	12/16/16	2,689	92,633

See Notes to Financial Statements.

60	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

As of June 30, 2015, OTC options purchased were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
TAIEX Index	Goldman Sachs International	Call	TWD	9,677.00	12/21/16	2,100	$17,361
EURO STOXX 50 Index	Morgan Stanley & Co. International PLC	Call	EUR	3,450.00	3/17/17	181	53,580
STOXX Europe 600 Index	Credit Suisse International	Call	EUR	355.61	3/17/17	1,670	84,749
EURO STOXX 50 Index	Citibank N.A.	Call	EUR	3,500.00	6/16/17	168	47,940
EURO STOXX 50 Index	Bank of America N.A.	Call	EUR	3,600.00	9/15/17	181	51,922
STOXX Europe 600 Index	JPMorgan Chase Bank N.A.	Call	EUR	372.06	9/15/17	1,076	43,971
EURO STOXX 50 Index	Barclays Bank PLC	Call	EUR	3,500.00	12/15/17	185	61,725
Nikkei 225 Index	Goldman Sachs International	Call	JPY	21,968.28	3/09/18	5,319	67,043
EURO STOXX 50 Index	Goldman Sachs International	Call	EUR	3,500.00	3/16/18	154	52,162
EURO STOXX 50 Index	UBS AG	Call	EUR	3,600.00	6/15/18	74	23,856
EURO STOXX 50 Index	Deutsche Bank AG	Call	EUR	3,426.55	9/21/18	77	29,777
S&P 500 Index	Morgan Stanley & Co. International PLC	Put	USD	2,065.00	7/17/15	1,252	38,875
Ibovespa Brasil Sao Paulo Stock Exchange Index	Bank of America N.A.	Put	BRL	47,604.37	8/12/15	43	2,213
Russell 2000 Index	Bank of America N.A.	Put	USD	1,215.00	8/21/15	1,043	21,998
Russell 2000 Index	UBS AG	Put	USD	1,250.00	8/21/15	1,098	35,960
S&P 500 Index	Credit Suisse International	Put	USD	2,100.00	8/31/15	332	22,178
Russell 2000 Index	Morgan Stanley & Co. International PLC	Put	USD	1,270.00	9/18/15	546	28,256
S&P 500 Index	Credit Suisse International	Put	USD	2,050.00	9/18/15	628	36,550
Total							$2,822,373

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

•	As of June 30, 2015, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.53%	Receive	3-month LIBOR	8/12/15	USD	20,475	$ 22,331
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.90%	Receive	3-month LIBOR	9/18/15	USD	12,680	101,030
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	112,455	2,641
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	55,805	1,310
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.25%	Pay	6-month JPY LIBOR	7/29/16	JPY	64,600	3,835
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	64,546	3,798
Total									$134,945

•	As of June 30, 2015, OTC barrier options written were as follows:

Description	Counterparty	Strike Price	Barrier Price		Expiration Date	Contracts	Value
Russell 2000 Index	UBS AG	USD 1,200.00	USD	1,130.00	08/21/15	1,098	$(19,544)
Nikkei 225 Index	Goldman Sachs International	JPY17,974.04	JPY	14,978.37	03/09/18	5,319	(69,448)
EURO STOXX 50 Index	Deutsche Bank AG	EUR 2,586.07	EUR	2,165.83	09/21/18	77	(12,735)
Total							$(101,727)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	61

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	As of June 30, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Apple Inc.	Call	USD	150.00	8/21/15	4	$ (52)
DISH Network Corp., Class A	Call	USD	80.00	9/18/15	5	(300)
Aetna, Inc.	Call	USD	130.00	10/16/15	2	(1,465)
Diageo PLC	Call	USD	125.00	10/16/15	12	(2,130)
Philip Morris International, Inc.	Call	USD	85.00	12/18/15	15	(2,295)
Apple Inc.	Put	USD	120.00	8/21/15	4	(1,028)
The Goodyear Tire & Rubber Co.	Put	USD	28.00	10/16/15	6	(576)
Molson Coors Brewing Company, Class B	Put	USD	65.00	1/15/16	8	(2,960)
Total						$(10,806)

•	As of June 30, 2015, OTC options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Ibovespa Brasil Sao Paulo Stock Exchange Index	Bank of America N.A.	Call	BRL	55,416.37	8/12/15	43	$(11,101)
eBay, Inc.	Citibank N.A.	Call	USD	60.00	8/21/15	4,200	(10,290)
Mobileye NV	Citibank N.A.	Call	USD	60.00	8/21/15	990	(1,039)
Mobileye NV	Citibank N.A.	Call	USD	55.00	8/21/15	2,476	(6,066)
Russell 2000 Index	Bank of America N.A.	Call	USD	1,315.00	8/21/15	1,043	(6,133)
Russell 2000 Index	UBS AG	Call	USD	1,350.00	8/21/15	1,098	(1,427)
Tenet Healthcare Corp.	Goldman Sachs International	Call	USD	49.00	8/21/15	3,079	(30,174)
Tiffany & Co.	Goldman Sachs International	Call	USD	97.50	8/21/15	1,445	(1,272)
TOPIX Index	UBS AG	Call	JPY	1,825.00	9/11/15	43,600	(2,494)
Delta Air Lines Inc.	Morgan Stanley & Co. International PLC	Call	USD	50.00	9/18/15	1,152	(426)
Russell 2000 Index	Morgan Stanley & Co. International PLC	Call	USD	1,360.00	9/18/15	546	(1,884)
S&P 500 Index	Credit Suisse International	Call	USD	2,185.00	9/18/15	628	(3,894)
TOPIX Index	Citibank N.A.	Call	JPY	1,800.00	12/11/15	90,375	(13,647)
Abbott Laboratories	Citibank N.A.	Call	USD	55.00	1/15/16	12,800	(11,648)
Activision Blizzard, Inc.	Deutsche Bank AG	Call	USD	24.00	1/15/16	12,901	(25,395)
Bank of America Corp.	Goldman Sachs International	Call	USD	19.00	1/15/16	35,800	(15,079)
Citigroup, Inc.	Goldman Sachs International	Call	USD	57.50	1/15/16	16,600	(43,326)
General Electric Co.	Deutsche Bank AG	Call	USD	32.00	1/15/16	25,164	(2,139)
JPMorgan Chase & Co.	Goldman Sachs International	Call	USD	66.00	1/15/16	12,800	(57,958)
Merck & Co., Inc.	Goldman Sachs International	Call	USD	65.00	1/15/16	25,524	(14,676)
MetLife, Inc.	Goldman Sachs International	Call	USD	67.50	1/15/16	20,332	(11,095)
Pfizer, Inc.	Citibank N.A.	Call	USD	37.50	1/15/16	50,900	(16,250)
Prudential Financial, Inc.	Citibank N.A.	Call	USD	105.00	1/15/16	15,778	(15,778)
United Continental Holdings, Inc.	Citibank N.A.	Call	USD	60.00	1/15/16	2,207	(7,945)
Valeant Pharmaceuticals International, Inc.	Barclays Bank PLC	Call	USD	240.00	1/15/16	400	(6,480)
Baxter International, Inc.	Goldman Sachs International	Call	USD	82.00	3/18/16	5,033	(3,066)
Johnson & Johnson	Goldman Sachs International	Call	USD	113.00	4/15/16	25,184	(19,726)
The Bank of New York Mellon Corp.	Deutsche Bank AG	Call	USD	51.25	5/20/16	18,800	(8,457)
The Goldman Sachs Group, Inc.	Deutsche Bank AG	Call	USD	245.00	5/20/16	4,500	(18,839)
KeyCorp	Deutsche Bank AG	Call	USD	17.90	5/20/16	25,066	(8,853)
Morgan Stanley	Deutsche Bank AG	Call	USD	46.00	5/20/16	18,800	(17,043)
SunTrust Banks, Inc.	Deutsche Bank AG	Call	USD	51.75	5/20/16	18,800	(11,519)
Teva Pharmaceutical Industries Ltd.	Deutsche Bank AG	Call	USD	73.00	5/20/16	5,000	(5,971)
Wells Fargo & Co.	Deutsche Bank AG	Call	USD	66.00	5/20/16	18,800	(10,451)
Russell 2000 Index	Bank of America N.A.	Put	USD	1,115.00	8/21/15	1,043	(6,043)
S&P 500 Index	Credit Suisse International	Put	USD	1,900.00	8/31/15	332	(4,731)

See Notes to Financial Statements.

62	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

As of June 30, 2015, OTC options written were as follows: (concluded)

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Value
TOPIX Index	Bank of America N.A.	Put	JPY	1,435.00	9/11/15	63,700	$ (4,120)
Delta Air Lines Inc.	Morgan Stanley & Co. International PLC	Put	USD	39.00	9/18/15	1,152	(2,039)
Russell 2000 Index	Morgan Stanley & Co. International PLC	Put	USD	1,170.00	9/18/15	546	(11,002)
S&P 500 Index	Credit Suisse International	Put	USD	1,900.00	9/18/15	628	(14,507)
STOXX Europe 600 Index	Bank of America N.A.	Put	EUR	368.48	9/18/15	1,712	(17,701)
BlackRock MSJNJPTL Index	Morgan Stanley & Co. International PLC	Put	JPY	137.22	12/11/15	117,901	(3,838)
BlackRock MSJNJPTL Index	Morgan Stanley & Co. International PLC	Put	JPY	128.68	12/11/15	458,128	(11,245)
TOPIX Index	Bank of America N.A.	Put	JPY	1,425.00	12/11/15	86,224	(13,864)
TOPIX Index	Citibank N.A.	Put	JPY	1,400.00	12/11/15	90,375	(12,055)
TOPIX Index	Citibank N.A.	Put	JPY	1,435.00	3/11/16	128,000	(34,345)
Teva Pharmaceutical Industries Ltd.	Deutsche Bank AG	Put	USD	55.00	5/20/16	5,000	(18,012)
TOPIX Index	Citibank N.A.	Put	JPY	1,475.00	6/10/16	40,320	(18,773)
TOPIX Index	Citibank N.A.	Put	JPY	1,500.00	6/10/16	40,321	(23,556)
TOPIX Index	Morgan Stanley & Co. International PLC	Put	JPY	1,450.00	6/10/16	42,800	(17,425)
TAIEX Index	Citibank N.A.	Put	TWD	8,691.29	9/21/16	2,045	(34,581)
TAIEX Index	Citibank N.A.	Put	TWD	8,100.70	9/21/16	2,200	(22,180)
TAIEX Index	Goldman Sachs International	Put	TWD	8,868.97	12/21/16	2,100	(47,845)
Total							$(739,403)

•	As of June 30, 2015, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.65%	Pay	3-month LIBOR	9/14/15	USD	12,680	$(39,211)

•	As of June 30, 2015, centrally cleared credit default swaps — buy protection outstanding were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation
CDX.NA.HY Series 24 Version 2	5.00%	Chicago Mercantile	6/20/20	USD	288	$913

•	As of June 30, 2015, centrally cleared credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
iTraxx Crossover Series 23 Version 1	5.00%	InterContinental Exchange	6/20/20	B+	EUR	370	$(12,804)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	63

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	As of June 30, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.03%[1]	3-month LIBOR	Chicago Mercantile	N/A	3/11/17	USD	5,880	$ (42,711)
1.08%[1]	3-month LIBOR	Chicago Mercantile	N/A	4/07/17	USD	13,120	(89,575)
3.48%[2]	3-month NZD Bank Bill Rate	Chicago Mercantile	N/A	2/05/20	NZD	390	1,453
3.60%[2]	3-month NZD Bank Bill Rate	Chicago Mercantile	N/A	2/09/20	NZD	781	9,082
3.59%[2]	3-month NZD Bank Bill Rate	Chicago Mercantile	N/A	2/09/20	NZD	666	9,492
1.88%[2]	3-month LIBOR	Chicago Mercantile	N/A	3/11/20	USD	2,450	34,334
2.89%[2]	6-month Australian Bank Bill Rate	Chicago Mercantile	N/A	6/11/20	AUD	324	1,729
2.22%[2]	3-month LIBOR	Chicago Mercantile	N/A	4/07/25	USD	2,840	(38,401)
3.12%[2]	3-month LIBOR	Chicago Mercantile	6/05/20[3]	6/05/25	USD	2,540	(8,917)
Total							$(123,514)

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.
[3]	Forward swap.

•	As of June 30, 2015, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
2.06%[1]	6-month WIBOR	Deutsche Bank AG	3/17/20	PLN	777	$(3,609)	—	$(3,609)
2.05%[1]	6-month WIBOR	Deutsche Bank AG	3/19/20	PLN	259	(1,229)	—	(1,229)
Total						$(4,838)	—	$(4,838)

[1]	Fund pays the floating rate and receives the fixed rate.

•	As of June 30, 2015, OTC currency swaps outstanding were as follows:

		Notional Amount (000)
Fund Pays	Fund Receives	Fund Pays		Fund Receives	Counterparty	Expiration Date	Value	Premiums Received	Unrealized Appreciation
0.10%	1.23%	JPY	51,850	USD 431	Bank of America N.A.	3/15/2017	$14,952	—	$14,952

See Notes to Financial Statements.

64	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

•	As of June 30, 2015, OTC total return swaps outstanding were as follows:

Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Siloam International Hospitals	1-month LIBOR plus 0.50%[1]	Credit Suisse International	2/08/16	USD 65,600	$2,310	—	$2,310
SGX Nikkei Stock
Average Dividend
Point Index Future
December 2015	JPY 13,175,000[2]	BNP Paribas S.A.	3/31/16	JPY 5	27,536	—	27,536
SGX Nikkei Stock
Average Dividend
Point Index Future
December 2015	JPY 13,400,000[2]	BNP Paribas S.A.	3/31/16	JPY 5	25,698	—	25,698
SGX Nikkei Stock
Average Dividend
Point Index Future
December 2016	JPY 13,925,000[2]	BNP Paribas S.A.	3/31/17	JPY 5	45,880	—	45,880
SGX Nikkei Stock
Average Dividend
Point Index Future
December 2016	JPY 14,175,000[2]	BNP Paribas S.A.	3/31/17	JPY 5	43,837	—	43,837
EURO STOXX 50
Dividend Futures
December 2017	EUR 114,200[2]	BNP Paribas S.A.	12/15/17	EUR 10	(1,003)	—	(1,003)
EURO STOXX 50
Dividend Futures
December 2017	EUR 115,273[2]	BNP Paribas S.A.	12/15/17	EUR 10	(2,199)	—	(2,199)
EURO STOXX 50
Dividend Futures
December 2018	EUR 113,475[2]	BNP Paribas S.A.	12/21/18	EUR 10	(4,097)	—	(4,097)
EURO STOXX 50
Dividend Futures
December 2018	EUR 67,800[2]	BNP Paribas S.A.	12/21/18	EUR 6	(2,141)	—	(2,141)
EURO STOXX 50
Dividend Futures
December 2018	EUR 55,950[2]	BNP Paribas S.A.	12/21/18	EUR 5	(1,171)	—	(1,171)
Total					$134,650	—	$134,650

[1]	Fund receives the total return of the reference entity and pays the floating rate.

[2]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	65

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$397,090	—	$397,090
Belgium	$90,257	21,300	—	111,557
Brazil	798,163	—	—	798,163
Canada	3,404,593	—	—	3,404,593
China	605,774	1,155,258	—	1,761,032
Cyprus	40,440	—	—	40,440
Denmark	—	142,984	—	142,984
Egypt	49,397	—	—	49,397
France	662,098	5,214,079	—	5,876,177
Germany	—	2,814,454	—	2,814,454
Hong Kong	—	1,812,185	—	1,812,185
India	—	707,180	—	707,180
Indonesia	130,807	—	—	130,807
Ireland	372,575	476,550	—	849,125
Israel	2,122,716	—	—	2,122,716
Italy	524,296	900,484	—	1,424,780
Japan	—	23,881,094	—	23,881,094
Kazakhstan	87,612	—	—	87,612
Malaysia	—	506,383	—	506,383
Mexico	706,332	—	—	706,332
Netherlands	626,475	1,999,477	—	2,625,952
Norway	—	844,114	—	844,114
Portugal	—	143,553	—	143,553
Singapore	138,958	1,570,939	—	1,709,897
South Africa	—	78,126	—	78,126
South Korea	—	1,313,629	—	1,313,629
Spain	420,206	40,184	—	460,390
Sweden	—	554,418	—	554,418
Switzerland	26,170	3,807,470	—	3,833,640
Taiwan	—	563,838	—	563,838
Thailand	290,050	—	—	290,050
United Arab Emirates	418,606	—	—	418,606
United Kingdom	1,422,532	6,138,509	$246,844	7,807,885
United States	71,228,258	228,490	16,995	71,473,743
Corporate Bonds	—	14,091,387	1,610,777	15,702,164
Credit Linked Notes	—	805,637	—	805,637
Floating Rate Loan Interests	—	3,024,791	722,892	3,747,683
Foreign Agency Obligations	—	2,197,526	—	2,197,526
Foreign Government Obligations	—	14,208,946	—	14,208,946
Investment Companies	1,900,005	—	—	1,900,005
Preferred Securities	3,362,451	4,297,883	2,708,219	10,368,553
U.S. Government Sponsored Agency Securities	—	886,680	—	886,680
U.S. Treasury Obligations	—	12,117,545	—	12,117,545
Warrants	—	50,173	—	50,173
Short-Term Securities:
Foreign Agency Obligations	—	10,290,654	—	10,290,654
Money Market Funds	2,319,703	6,743,412	—	9,063,115
Time Deposits	—	474,717	—	474,717
U.S. Treasury Obligations	—	36,919,249	—	36,919,249
Options Purchased:
Equity Contracts	1,310	2,822,373	—	2,823,683
Interest Rate Contracts	—	134,945	—	134,945
Liabilities:
Investments:
Investments Sold Short	(102,629)	—	—	(102,629)

Total	$91,647,155	$164,377,706	$5,305,727	$261,330,588

See Notes to Financial Statements.

66	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$913	—	$913
Equity contracts	$277,870	145,261	—	423,131
Foreign currency exchange contracts	—	576,639	—	576,639
Interest rate contracts	—	71,042	—	71,042
Liabilities:
Credit contracts	—	(12,804)	—	(12,804)
Equity contracts	(112,599)	(851,741)	—	(964,340)
Foreign currency exchange contracts	—	(168,354)	—	(168,354)
Interest rate contracts	—	(223,653)	—	(223,653)

Total	$165,271	$(462,697)	—	$(297,426)

[1]

Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$126,216	—	—	$126,216
Cash held for securities sold short	110,908	—	—	110,908
Foreign currency at value	1,535	—	—	1,535
Cash pledged for centrally cleared swaps	220,570	—	—	220,570
Liabilities:
Cash received as collateral for OTC derivatives	—	$(2,000,000)	—	(2,000,000)
Collateral on securities loaned at value	—	(6,743,412)	—	(6,743,412)

Total	$459,229	$(8,743,412)	—	$(8,284,183)

During the six months ended June 30, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Total
Assets:
Opening balance, as of December 31, 2014	$211,645	$1,141,486	$457,843	$2,276,451	$4,087,425
Transfers into Level 3	30,539	94,029	—	—	124,568
Transfers out of Level 3	—	(359,520)	(277,698)	(129,630)	(766,848)
Accrued discounts/premiums	—	1,181	149	—	1,330
Net realized gain (loss)	—	105	50	—	155
Net change in unrealized appreciation (depreciation)[2,3]	5,011	(106,101)	18,043	113,989	30,942
Purchases	16,644	840,661	564,970	447,409	1,869,684
Sales	—	(1,064)	(40,465)	—	(41,529)

Closing balance, as of June 30, 2015	$263,839	$1,610,777	$ 722,892	$2,708,219	$5,305,727

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 20153	$ 5,011	$ (106,101)	$ 18,043	$ 113,989	$ 30,942

[2]	Included in the related change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	67

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of June 30, 2015. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $875,556.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$ 211,682	Market Comparable Companies	Run Rate EBITDA Multiple[1]	21.50x
	16,995	Probability-Weighted Expected Return Model	Revenue Growth Rate[2]	74.70%
			Discount Rate[2]	20.00%
			IPO Exit Probability[1]	65%
			Projected Revenue Multiple[2]	12.50x-22.50x
			Years to IPO[2]	0-2
Preferred Stocks[3]	1,475,116	Market Comparable Companies	Compounded Annual Net Revenue Growth Rate[1]	84.50%
			Current Year Revenue Multiple[1]	26.05x
			Net Revenue Growth Rate[1]	372.80%
			Next Fiscal Year Revenue Multiple[1]	17.50x
	535,988	Market Comparable Companies	Revenue Multiple[1]	7.5x
			Compounded Annual Net Revenue Growth Rate[1]	51.86%
	129,455	Probability-Weighted Expected Return Model	Revenue Growth Rate[2]	55.77%
			Discount Rate[2]	25.00%
			IPO Exit Probability[1]	75.00%
			Revenue Multiple[1]	17.0x-27.0x
			Years to IPO[2]	1-2
	567,660	Probability-Weighted Expected Return Model	Discount Rate[2]	20.00%
			IPO Exit Probability[1]	65.00% - 85.00%	[4]
			Projected Revenue Multiple[1]	7.85x - 22.50x	[4]
			Revenue Growth Rate[2]	74.70% - 159.16%	[4]
			Years to IPO[2]	0-2
Corporate Bonds	367,280	Discounted Cash Flow	Discount Rate[2]	15.00%
	3,000	Last Dealer Mark - Stale	N/A	—
	341,025	Market Comparable Companies	Run Rate EBITDA Multiple[1]	21.50x
	779,000	Market Comparable Companies	Current Fiscal Year Revenue Multiple[1]	1.82x
		Option Pricing Model	Risk Free Rate[2]	0.64%
			Volatility[1]	51.00%
			Years to IPO[2]	1-2
	2,970	Recovery Value	Recovery Rate[1]	—

Total	$4,430,171

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

[3]

For the period ended June 30, 2015, the valuation technique for certain investments classified as preferred stocks changed to a market comparable companies technique. The investments were previously valued utilizing a Probability-Weighted Expected Return Model. Market approach information is the primary measure of fair value for these investments.

[4]	The weighted average of unobservable inputs are as follows: 76.26% for IPO Exit Probability, 14.36x for Projected Revenue Multiple, and 122.23% for Revenue Growth Rate.

See Notes to Financial Statements.

68	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Air Freight & Logistics — 0.1%
XPO Logistics, Inc. (a)		483	$21,822
Capital Markets — 1.0%
American Capital Ltd. (a)		27,350	370,593
Chemicals — 0.3%
Advanced Emissions Solutions, Inc. (a)		660	8,580
Huntsman Corp.		5,169	114,080

			122,660
Consumer Finance — 2.0%
Ally Financial, Inc. (a)		17,050	382,431
Ally Financial, Inc. (a)		14,880	333,758

			716,189
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)		5,362	8,311
Hotels, Restaurants & Leisure — 1.4%
Amaya, Inc. (a)		18,250	500,012
Insurance — 0.7%
American International Group, Inc.		4,335	267,990
Media — 0.4%
Cengage Learning Acquisitions, Inc. (Thomson Learning) (a)		2,849	77,991
Time Warner Cable, Inc.		423	75,366

			153,357
Metals & Mining — 0.0%
Constellium NV, Class A (a)		991	11,724
Paper & Forest Products — 0.3%
Norbord, Inc.		4,600	96,912
Technology Hardware, Storage & Peripherals — 0.3%
Nokia OYJ — ADR		13,999	95,893
Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc. (a)		1,150	44,586
Total Common Stocks — 6.6%			2,410,049

Corporate Bonds		Par (000)
Aerospace & Defense — 1.0%
Bombardier, Inc., 7.50%, 3/15/25 (b)	USD	29	26,317
TransDigm, Inc.:
5.50%, 10/15/20		39	38,756
6.00%, 7/15/22		190	187,625
6.50%, 7/15/24		124	122,450

			375,148
Air Freight & Logistics — 0.4%
XPO Logistics, Inc.:
7.88%, 9/01/19 (b)		39	41,675
6.50%, 6/15/22 (b)		97	94,939

			136,614
Airlines — 1.6%
Air Medical Merger Sub Corp., 6.38%, 5/15/23 (b)		26	24,440
American Airlines Group, Inc.:
5.50%, 10/01/19 (b)		10	10,075
4.63%, 3/01/20 (b)		29	28,057
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (b)		200	204,500

Corporate Bonds		Par (000)	Value
Airlines (concluded)
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18	USD	120	$125,100
National Air Cargo Group, Inc.:
12.38%, 9/02/15 (c)		46	46,158
12.38%, 10/08/15 (c)		47	47,044
Virgin Australia Trust, Series 2013-1C, 7.13%, 10/23/18 (b)		98	99,675

			585,049
Auto Components — 1.1%
Affinia Group, Inc., 7.75%, 5/01/21		15	15,675
Delphi Corp., 5.00%, 2/15/23		20	21,300
The Goodyear Tire & Rubber Co., 6.50%, 3/01/21		90	95,287
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.00%, 8/01/20		40	41,300
5.88%, 2/01/22		108	110,025
Pittsburgh Glass Works LLC, 8.00%, 11/15/18 (b)		14	14,735
ZF North America Capital, Inc., 2.75%, 4/27/23	EUR	100	105,242

			403,564
Banks — 1.0%
Bankia SA, 4.00%, 5/22/24 (c)		100	108,255
CIT Group, Inc., 5.00%, 8/01/23	USD	140	137,900
Novo Banco SA, 4.75%, 1/15/18	EUR	100	113,079

			359,234
Beverages — 0.0%
Constellation Brands, Inc., 4.25%, 5/01/23	USD	10	9,850
Building Products — 0.8%
Builders FirstSource, Inc., 7.63%, 6/01/21 (b)		28	28,980
CPG Merger Sub LLC, 8.00%, 10/01/21 (b)		72	74,412
The Hillman Group, Inc., 6.38%, 7/15/22 (b)		30	28,350
Masonite International Corp., 5.63%, 3/15/23 (b)		31	31,504
Ply Gem Industries, Inc., 6.50%, 2/01/22		105	103,687
The Ryland Group, Inc., 6.63%, 5/01/20		6	6,660
USG Corp.:
5.88%, 11/01/21 (b)		8	8,420
5.50%, 3/01/25 (b)		10	9,963

			291,976
Capital Markets — 0.4%
E*TRADE Financial Corp.:
0.00%, 8/31/19 (b)(d)(e)		37	106,921
5.38%, 11/15/22		39	39,975
Series A, 0.00%, 8/31/19 (d)(e)		1	2,890

			149,786
Chemicals — 1.5%
Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B, 5.75%, 2/01/21	EUR	100	116,781
Axiall Corp., 4.88%, 5/15/23	USD	14	13,510
Celanese U.S. Holdings LLC:
5.88%, 6/15/21		22	23,540
4.63%, 11/15/22		20	19,800
The Chemours Co.:
6.63%, 5/15/23 (b)		20	19,375
7.00%, 5/15/25 (b)		29	28,130

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	69

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Chemicals (concluded)
Chemtura Corp., 5.75%, 7/15/21	USD	31	$31,465
Huntsman International LLC:
4.88%, 11/15/20		36	35,910
8.63%, 3/15/21		29	30,520
Momentive Performance Materials, Inc.:
3.88%, 10/24/21		82	73,595
Escrow, 0.00%, 10/15/20 (a)(f)		82	—
Nexeo Solutions LLC/Nexeo Solutions Finance Corp., 8.38%, 3/01/18		10	9,250
Platform Specialty Products Corp., 6.50%, 2/01/22 (b)		124	128,030

			529,906
Commercial Services & Supplies — 1.5%
Acosta, Inc., 7.75%, 10/01/22 (b)		55	55,413
ADS Waste Holdings, Inc., 8.25%, 10/01/20		33	34,155
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)		95	100,463
Constellis Holdings LLC/Constellis Finance Corp., 9.75%, 5/15/20 (b)		12	11,580
Covanta Holding Corp., 6.38%, 10/01/22		22	23,017
The Hertz Corp., 7.38%, 1/15/21		40	41,650
Igloo Holdings Corp., 8.25% (8.25% Cash or 9.00% PIK), 12/15/17 (b)(g)		30	30,375
IVS F. SpA, 7.13%, 4/01/20	EUR	100	117,071
Laureate Education, Inc., 10.00%, 9/01/19 (b)	USD	44	41,030
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)		30	30,669
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)		62	64,480

			549,903
Communications Equipment — 1.2%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29		232	239,540
Blue Coat Holdings, Inc., 8.38%, 6/01/23 (b)		37	37,647
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (b)		43	42,839
CommScope, Inc.:
4.38%, 6/15/20 (b)		42	42,420
5.50%, 6/15/24 (b)		13	12,643
Project Homestake Merger Corp., 8.88%, 3/01/23 (b)		75	72,750

			447,839
Computer Services — 0.1%
SunGard Data Systems, Inc., 6.63%, 11/01/19		43	44,397
Construction & Engineering — 1.7%
Abengoa Greenfield SA, 6.50%, 10/01/19 (b)		200	186,000
AECOM, 5.88%, 10/15/24 (b)		44	44,605
Aguila 3 SA, 7.88%, 1/31/18 (b)		150	148,500
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	100	101,061
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (b)	USD	31	28,830
Modular Space Corp., 10.25%, 1/31/19 (b)		121	104,665

			613,661
Consumer Finance — 0.8%
Ally Financial, Inc.:
5.13%, 9/30/24		73	73,183
4.63%, 3/30/25		34	32,385
8.00%, 11/01/31		122	146,095
DFC Finance Corp., 10.50%, 6/15/20 (b)		40	30,300

			281,963

Corporate Bonds		Par (000)	Value
Containers & Packaging — 0.6%
Beverage Packaging Holdings Luxembourg II SA:
5.63%, 12/15/16 (b)	USD	9	$8,983
6.00%, 6/15/17 (b)		25	25,000
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21		12	12,510
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23		27	25,498
Pactiv LLC, 8.38%, 4/15/27		63	62,370
Sealed Air Corp.:
4.88%, 12/01/22 (b)		11	10,835
5.13%, 12/01/24 (b)		40	39,450
6.88%, 7/15/33 (b)		20	20,200

			204,846
Distributors — 0.3%
American Tire Distributors, Inc., 10.25%, 3/01/22 (b)		95	101,413
VWR Funding, Inc., 7.25%, 9/15/17		15	15,506

			116,919
Diversified Financial Services — 0.5%
Altice Financing SA, 6.63%, 2/15/23 (b)		200	198,560
Diversified Telecommunication Services — 5.6%
Avaya, Inc.:
7.00%, 4/01/19 (b)		75	73,313
10.50%, 3/01/21 (b)		88	72,600
CenturyLink, Inc., Series S, 6.45%, 6/15/21		15	15,113
Consolidated Communications, Inc., 6.50%, 10/01/22 (b)		15	14,456
Frontier Communications Corp.:
6.25%, 9/15/21		35	31,850
7.13%, 1/15/23		35	31,063
7.63%, 4/15/24		13	11,473
6.88%, 1/15/25		20	16,725
Intelsat Jackson Holdings SA:
6.63%, 12/15/22		31	28,210
5.50%, 8/01/23		129	114,229
Level 3 Financing, Inc.:
6.13%, 1/15/21		10	10,487
5.38%, 8/15/22		36	36,360
5.63%, 2/01/23 (b)		71	71,710
5.13%, 5/01/23 (b)		103	100,425
5.38%, 5/01/25 (b)		120	115,650
Telecom Italia Capital SA, 6.00%, 9/30/34		60	58,387
Telecom Italia SpA, 3.25%, 1/16/23	EUR	100	111,875
Telenet Finance III Luxembourg SCA, 6.63%, 2/15/21		200	233,660
Virgin Media Secured Finance PLC, 5.25%, 1/15/26 (b)	USD	200	193,250
Wind Acquisition Finance SA, 4.00%, 7/15/20	EUR	110	122,327
Zayo Group LLC/Zayo Capital, Inc.:
10.13%, 7/01/20	USD	139	155,230
6.00%, 4/01/23 (b)		159	157,044
6.38%, 5/15/25 (b)		50	48,500
Ziggo Bond Finance BV, 5.88%, 1/15/25 (b)		200	196,000

			2,019,937
Electric Utilities — 0.8%
CE Energy AS, 7.00%, 2/01/21	EUR	100	115,387
Talen Energy Supply LLC, 6.50%, 6/01/25 (b)	USD	22	22,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 10.50% (10.50% Cash or 11.25% PIK), 11/01/16 (a)(f)(g)		1,540	165,550

			302,937

See Notes to Financial Statements.

70	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Electrical Equipment — 0.2%
GrafTech International Ltd., 6.38%, 11/15/20	USD	17	$15,470
Sensata Technologies BV:
5.63%, 11/01/24 (b)		17	17,595
5.00%, 10/01/25 (b)		48	46,740

			79,805
Electronic Equipment, Instruments & Components — 0.5%
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22		55	56,787
5.00%, 9/01/23		21	20,633
5.50%, 12/01/24		107	105,930

			183,350
Energy Equipment & Services — 0.5%
Pacific Drilling SA, 5.38%, 6/01/20 (b)		67	50,753
Seventy Seven Energy, Inc., 6.50%, 7/15/22		24	15,360
Transocean, Inc.:
3.00%, 10/15/17		35	33,950
6.00%, 3/15/18		50	50,500
6.50%, 11/15/20		20	18,525

			169,088
Food & Staples Retailing — 0.8%
Rite Aid Corp.:
9.25%, 3/15/20		20	21,675
6.75%, 6/15/21		52	54,600
6.13%, 4/01/23 (b)		175	180,250
7.70%, 2/15/27		15	17,625

			274,150
Food Products — 0.3%
H. J. Heinz Co., 4.25%, 10/15/20		50	51,063
JBS USA LLC/JBS USA Finance, Inc., 5.75%, 6/15/25 (b)		30	29,653
Smithfield Foods, Inc., 5.88%, 8/01/21 (b)		11	11,357
The WhiteWave Foods Co., 5.38%, 10/01/22		20	21,100

			113,173
Health Care Equipment & Supplies — 0.8%
Alere, Inc.:
7.25%, 7/01/18		30	31,425
8.63%, 10/01/18		17	17,603
6.50%, 6/15/20		13	13,390
6.38%, 7/01/23 (b)		29	29,507
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (b)		116	119,480
Hologic, Inc.:
6.25%, 8/01/20		28	28,963
5.25%, 7/15/22 (b)		39	39,829

			280,197
Health Care Providers & Services — 4.3%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		25	24,813
5.63%, 2/15/23 (b)		9	9,113
Amsurg Corp., 5.63%, 7/15/22		118	119,033
Centene Corp., 4.75%, 5/15/22		41	42,230
CHS/Community Health Systems, Inc., 6.88%, 2/01/22		33	34,815
DaVita HealthCare Partners, Inc.:
5.13%, 7/15/24		95	93,397
5.00%, 5/01/25		90	86,625
Envision Healthcare Corp., 5.13%, 7/01/22 (b)		35	35,263
ExamWorks Group, Inc., 5.63%, 4/15/23		35	35,888

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (concluded)
Fresenius Medical Care U.S. Finance II, Inc., 4.75%, 10/15/24 (b)	USD	39	$38,610
HCA, Inc.:
7.50%, 2/15/22		88	101,090
5.88%, 3/15/22		38	41,325
4.75%, 5/01/23		39	39,487
5.00%, 3/15/24		62	63,085
5.38%, 2/01/25		171	173,787
5.25%, 4/15/25		40	41,600
Series 1, 5.88%, 5/01/23		36	38,250
HealthSouth Corp., 5.75%, 11/01/24		50	51,063
Kindred Healthcare, Inc., 6.38%, 4/15/22		20	19,975
MPH Acquisition Holdings LLC, 6.63%, 4/01/22 (b)		25	25,531
Omnicare, Inc.:
4.75%, 12/01/22		17	18,020
5.00%, 12/01/24		14	15,050
Surgical Care Affiliates, Inc., 6.00%, 4/01/23 (b)		17	17,000
Tenet Healthcare Corp.:
4.75%, 6/01/20		70	71,094
3.79%, 6/15/20 (b)		35	35,306
4.50%, 4/01/21		16	15,840
4.38%, 10/01/21		12	11,730
8.13%, 4/01/22		105	114,817
6.75%, 6/15/23 (b)		68	69,360
Truven Health Analytics, Inc., 10.63%, 6/01/20		40	41,900
WellCare Health Plans, Inc., 5.75%, 11/15/20		21	21,840

			1,546,937
Hotels, Restaurants & Leisure — 2.2%
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (b)		50	51,375
Boyd Gaming Corp., 6.88%, 5/15/23		83	85,075
MGM Resorts International:
6.75%, 10/01/20		60	63,600
6.63%, 12/15/21		29	30,305
7.75%, 3/15/22		26	28,600
6.00%, 3/15/23		95	96,187
Pinnacle Entertainment, Inc., 6.38%, 8/01/21		75	79,594
Snai SpA, 7.63%, 6/15/18	EUR	100	114,551
Station Casinos LLC, 7.50%, 3/01/21	USD	78	83,460
Sterling Entertainment Enterprises LLC, 9.75%, 11/25/19 (b)		150	153,000
Waterford Gaming LLC/Waterford Gaming Financial Corp., 8.63%, 9/15/49 (b)		41	103

			785,850
Household Durables — 1.0%
Beazer Homes USA, Inc.:
6.63%, 4/15/18		9	9,304
5.75%, 6/15/19		9	8,865
7.50%, 9/15/21		25	25,187
Jarden Corp., 7.50%, 5/01/17		30	32,625
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)		13	13,260
Lennar Corp., 4.50%, 11/15/19		53	53,663
PulteGroup, Inc., 6.38%, 5/15/33		10	10,125
Shea Homes LP/Shea Homes Funding Corp., 6.13%, 4/01/25 (b)		46	46,345
Standard Pacific Corp., 8.38%, 1/15/21		84	97,440
TRI Pointe Holdings, Inc.:
4.38%, 6/15/19		30	29,400

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	71

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Household Durables (concluded)
5.88%, 6/15/24	USD	35	$34,300

			360,514
Household Products — 0.5%
HRG Group, Inc., 7.88%, 7/15/19 (b)		26	27,430
Spectrum Brands, Inc.:
6.63%, 11/15/22		40	42,600
6.13%, 12/15/24 (b)		53	55,517
5.75%, 7/15/25 (b)		50	50,750

			176,297
Independent Power and Renewable Electricity Producers — 1.0%
AES Corp.:
4.88%, 5/15/23		39	36,660
5.50%, 3/15/24		7	6,737
Calpine Corp.:
6.00%, 1/15/22 (b)		15	15,863
5.38%, 1/15/23		26	25,545
5.88%, 1/15/24 (b)		30	31,725
5.50%, 2/01/24		75	72,563
Dynegy, Inc.:
6.75%, 11/01/19 (b)		95	98,847
7.38%, 11/01/22 (b)		5	5,237
Mirant Mid-Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17		38	39,682
NRG Energy, Inc., 6.25%, 5/01/24		28	27,790

			360,649
Insurance — 0.6%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)		68	71,740
CNO Financial Group, Inc., 4.50%, 5/30/20		13	13,195
Genworth Holdings, Inc., 4.80%, 2/15/24		25	21,813
HUB International Ltd., 7.88%, 10/01/21 (b)		46	46,920
Radian Group, Inc.:
2.25%, 3/01/19 (d)		22	39,036
5.25%, 6/15/20		38	37,810

			230,514
IT Services — 0.1%
Sabre GLBL, Inc., 5.38%, 4/15/23 (b)		29	28,565
Life Sciences Tools & Services — 0.3%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (b)		20	17,550
DPx Holdings BV, 7.50%, 2/01/22 (b)		20	20,850
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)		60	63,900
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (b)		12	12,180

			114,480
Machinery — 1.0%
CNH Industrial Finance Europe SA, 2.75%, 3/18/19	EUR	100	112,015
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22		100	102,580
Jurassic Holdings III, Inc., 6.88%, 2/15/21 (b)	USD	31	24,180
Schaeffler Holding Finance BV, 6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (g)	EUR	100	115,510

			354,285
Media — 6.5%
Altice SA, 7.25%, 5/15/22		100	112,600
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (b)	USD	200	195,000
AMC Networks, Inc., 4.75%, 12/15/22		19	19,000
Cablevision Systems Corp., 5.88%, 9/15/22		25	24,250

Corporate Bonds		Par (000)	Value
Media (concluded)
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 5/01/23 (b)	USD	15	$14,587
5.88%, 5/01/27 (b)		126	123,007
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (a)(e)(f)		166	—
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (b)		20	18,163
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		101	105,166
DISH DBS Corp.:
5.13%, 5/01/20		81	81,911
5.00%, 3/15/23		10	9,250
5.88%, 11/15/24		103	98,944
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (b)		4	3,960
Gray Television, Inc., 7.50%, 10/01/20		21	22,260
iHeartCommunications, Inc.:
9.00%, 12/15/19		56	53,368
9.00%, 3/01/21		71	64,255
9.00%, 9/15/22		80	72,200
Interactive Data Corp., 5.88%, 4/15/19 (b)		70	70,350
LIN Television Corp., 5.88%, 11/15/22 (b)		24	24,300
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (b)		23	24,437
MDC Partners, Inc., 6.75%, 4/01/20 (b)		22	21,917
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (b)		40	40,800
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)		65	68,494
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (b)		42	41,160
Numericable-SFR SAS, 6.00%, 5/15/22 (b)		200	197,125
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.63%, 2/15/24		7	7,157
5.63%, 2/15/24 (b)		15	15,337
Radio One, Inc., 7.38%, 4/15/22 (b)		10	9,800
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (b)		30	31,425
Regal Entertainment Group, 5.75%, 2/01/25		18	17,573
Sirius XM Radio, Inc.:
4.25%, 5/15/20 (b)		20	19,900
4.63%, 5/15/23 (b)		10	9,387
6.00%, 7/15/24 (b)		20	20,200
5.38%, 4/15/25 (b)		109	105,185
Townsquare Media, Inc., 6.50%, 4/01/23 (b)		7	6,930
Tribune Media Co., 5.88%, 7/15/22 (b)		62	62,465
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25	EUR	100	113,715
Univision Communications, Inc.:
8.50%, 5/15/21 (b)	USD	23	24,207
5.13%, 5/15/23 (b)		106	102,820
5.13%, 2/15/25 (b)		132	127,406
Virgin Media Finance PLC, 5.75%, 1/15/25 (b)		200	200,000

			2,380,011
Metals & Mining — 3.0%
Alcoa, Inc.:
5.13%, 10/01/24		109	110,363
5.90%, 2/01/27		2	2,115
6.75%, 1/15/28		7	7,787
5.95%, 2/01/37		3	2,993
Constellium NV, 8.00%, 1/15/23 (b)		250	256,250
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	100	108,587

See Notes to Financial Statements.

72	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Metals & Mining (concluded)
First Quantum Minerals Ltd.:
7.00%, 2/15/21 (b)	USD	10	$9,563
7.25%, 5/15/22 (b)		30	28,687
FMG Resources August 2006 Pty Ltd.:
9.75%, 3/01/22 (b)		12	12,390
6.88%, 4/01/22 (b)		25	17,531
Global Brass & Copper, Inc., 9.50%, 6/01/19		30	32,850
Novelis, Inc.:
8.38%, 12/15/17		25	25,906
8.75%, 12/15/20		147	155,453
Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.00%, 10/15/17		35	35,263
Steel Dynamics, Inc., 5.13%, 10/01/21		35	35,070
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.38%, 2/01/20 (b)		22	22,220
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (b)		226	238,713

			1,101,741
Multiline Retail — 0.7%
Family Dollar Stores, Inc., 5.00%, 2/01/21		34	35,189
Family Tree Escrow LLC:
5.25%, 3/01/20 (b)		15	15,694
5.75%, 3/01/23 (b)		206	215,270

			266,153
Oil, Gas & Consumable Fuels — 14.3%
Antero Resources Corp.:
6.00%, 12/01/20		28	28,140
5.38%, 11/01/21		38	36,480
5.13%, 12/01/22		24	22,680
Arch Coal, Inc.:
7.00%, 6/15/19		18	2,610
7.25%, 6/15/21		15	2,100
Baytex Energy Corp., 5.13%, 6/01/21 (b)		20	18,750
Bonanza Creek Energy, Inc.:
6.75%, 4/15/21		60	56,850
5.75%, 2/01/23		44	39,490
Calfrac Holdings LP, 7.50%, 12/01/20 (b)		88	81,259
California Resources Corp.:
5.50%, 9/15/21		104	90,501
6.00%, 11/15/24		254	218,440
Carrizo Oil & Gas, Inc.:
7.50%, 9/15/20		7	7,367
6.25%, 4/15/23		51	51,127
Chaparral Energy, Inc., 7.63%, 11/15/22		40	28,800
Chesapeake Energy Corp.:
6.88%, 11/15/20		18	17,550
4.88%, 4/15/22		65	56,387
5.75%, 3/15/23		16	14,480
Cimarex Energy Co., 4.38%, 6/01/24		18	17,778
Concho Resources, Inc.:
5.50%, 10/01/22		33	32,835
5.50%, 4/01/23		94	94,000
CONSOL Energy, Inc., 5.88%, 4/15/22		259	220,150
CrownRock LP/CrownRock Finance, Inc.:
7.13%, 4/15/21 (b)		109	112,815
7.75%, 2/15/23 (b)		20	21,300
Denbury Resources, Inc.:
5.50%, 5/01/22		22	19,635
4.63%, 7/15/23		4	3,360
Diamondback Energy, Inc., 7.63%, 10/01/21		73	78,110
Energy Transfer Equity LP:
7.50%, 10/15/20		35	39,463
5.88%, 1/15/24		162	167,994

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 5/01/20	USD	95	$101,527
6.38%, 6/15/23 (b)		36	36,090
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		9	8,887
6.00%, 5/15/23		37	37,019
Gulfport Energy Corp., 7.75%, 11/01/20		38	39,805
Halcon Resources Corp.:
8.63%, 2/01/20 (b)		68	67,150
9.25%, 2/15/22		30	19,425
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.63%, 4/15/21 (b)		54	56,160
5.00%, 12/01/24 (b)		99	92,832
Kinder Morgan, Inc., 7.75%, 1/15/32		40	45,842
Laredo Petroleum, Inc., 7.38%, 5/01/22		26	27,365
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21		30	24,300
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19		34	26,605
8.63%, 4/15/20		25	20,505
7.75%, 2/01/21		20	15,550
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.88%, 6/01/25		91	88,953
Matador Resources Co., 6.88%, 4/15/23 (b)		13	13,276
MEG Energy Corp.:
6.50%, 3/15/21 (b)		53	51,013
6.38%, 1/30/23 (b)		48	44,400
7.00%, 3/31/24 (b)		235	225,306
Memorial Production Partners LP/Memorial Production Finance Corp.:
7.63%, 5/01/21		16	15,240
6.88%, 8/01/22		32	28,944
Memorial Resource Development Corp., 5.88%, 7/01/22		118	113,953
Newfield Exploration Co., 5.38%, 1/01/26		12	11,880
NGPL PipeCo LLC:
7.12%, 12/15/17 (b)		12	12,300
9.63%, 6/01/19 (b)		25	25,313
7.77%, 12/15/37 (b)		45	47,700
Oasis Petroleum, Inc.:
7.25%, 2/01/19		40	41,000
6.50%, 11/01/21		33	32,835
6.88%, 1/15/23		30	29,625
Offshore Group Investment Ltd., 7.50%, 11/01/19		40	24,600
Paramount Resources Ltd., 6.88%, 6/30/23 (b)		40	40,100
Parsley Energy LLC/Parsley Finance Corp., 7.50%, 2/15/22 (b)		28	28,411
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 5/15/23 (b)		15	15,075
Peabody Energy Corp.:
6.00%, 11/15/18		15	7,200
6.50%, 9/15/20		33	11,220
7.88%, 11/01/26		85	28,475
Precision Drilling Corp.:
6.63%, 11/15/20		15	14,700
5.25%, 11/15/24		95	82,650
QEP Resources, Inc.:
5.38%, 10/01/22		14	13,520
5.25%, 5/01/23		55	52,663
Range Resources Corp.:
5.00%, 8/15/22		13	12,740
5.00%, 3/15/23		21	20,580

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	73

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Regency Energy Partners LP/Regency Energy Finance Corp.:
5.00%, 10/01/22	USD	20	$20,316
4.50%, 11/01/23		105	101,325
Rockies Express Pipeline LLC:
6.00%, 1/15/19 (b)		70	72,975
6.88%, 4/15/40 (b)		53	55,517
Rose Rock Midstream LP/Rose Rock Finance Corp.:
5.63%, 7/15/22		11	10,753
5.63%, 11/15/23 (b)		29	28,057
Rosetta Resources, Inc.:
5.88%, 6/01/22		17	18,147
5.88%, 6/01/24		29	31,247
RSP Permian, Inc., 6.63%, 10/01/22 (b)		35	35,787
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		177	176,391
5.75%, 5/15/24		300	298,875
5.63%, 3/01/25 (b)		96	95,040
Sabine Pass LNG LP, 6.50%, 11/01/20		40	41,400
Sanchez Energy Corp.:
7.75%, 6/15/21		22	21,890
6.13%, 1/15/23		94	84,130
SandRidge Energy, Inc.:
8.75%, 1/15/20		56	30,240
8.75%, 6/01/20 (b)		16	14,520
7.50%, 2/15/23		46	19,444
Seven Generations Energy Ltd.:
8.25%, 5/15/20 (b)		241	255,701
6.75%, 5/01/23 (b)		19	18,953
SM Energy Co.:
6.13%, 11/15/22 (b)		155	159,293
6.50%, 1/01/23		10	10,250
5.00%, 1/15/24		17	16,107
5.63%, 6/01/25		34	33,653
Southern Star Central Corp., 5.13%, 7/15/22 (b)		13	13,195
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21		37	38,757
Sunoco LP/Sunoco Finance Corp., 6.38%, 4/01/23 (b)		19	19,760
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (b)		60	62,100
Whiting Petroleum Corp., 6.25%, 4/01/23 (b)		47	46,647
WPX Energy, Inc., 5.25%, 9/15/24		26	23,953

			5,187,608
Paper & Forest Products — 0.3%
Clearwater Paper Corp., 4.50%, 2/01/23		8	7,580
Norbord, Inc., 6.25%, 4/15/23 (b)		25	25,499
PH Glatfelter Co., 5.38%, 10/15/20		8	8,200
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (b)		62	62,310

			103,589
Pharmaceuticals — 3.6%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (b)(g)		22	22,388
Concordia Healthcare Corp., 7.00%, 4/15/23 (b)		37	37,000
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6.00%, 2/01/25 (b)		200	203,250
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (b)		24	24,421
5.75%, 8/01/22 (b)		5	5,113
5.50%, 4/15/25 (b)		21	20,370

Corporate Bonds		Par (000)	Value
Pharmaceuticals (concluded)
Par Pharmaceutical Cos., Inc., 7.38%, 10/15/20	USD	16	$17,080
PRA Holdings, Inc., 9.50%, 10/01/23 (b)		14	15,645
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (b)		14	14,683
5.38%, 3/15/20 (b)		134	138,355
7.00%, 10/01/20 (b)		26	27,040
7.50%, 7/15/21 (b)		71	76,414
6.75%, 8/15/21 (b)		15	15,637
5.63%, 12/01/21 (b)		30	30,675
5.50%, 3/01/23 (b)		161	162,610
5.88%, 5/15/23 (b)		277	283,925
6.13%, 4/15/25 (b)		226	232,497

			1,327,103
Professional Services — 0.4%
CEB, Inc., 5.63%, 6/15/23 (b)		12	12,060
TMF Group Holding BV, 9.88%, 12/01/19	EUR	100	119,075

			131,135
Real Estate Investment Trusts (REITs) — 1.3%
Communications Sales & Leasing, Inc.:
6.00%, 4/15/23 (b)	USD	11	10,758
8.25%, 10/15/23 (b)		61	59,933
ESH Hospitality, Inc., 5.25%, 5/01/25 (b)		13	12,643
Felcor Lodging LP, 6.00%, 6/01/25 (b)		53	53,795
The GEO Group, Inc.:
5.88%, 1/15/22		7	7,280
5.88%, 10/15/24		55	56,650
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18		26	26,683
iStar Financial, Inc.:
3.00%, 11/15/16 (d)		112	134,960
4.00%, 11/01/17		40	39,300
5.00%, 7/01/19		25	24,656
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/21		42	42,000

			468,658
Real Estate Management & Development — 1.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (b)		38	35,340
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		60	56,513
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (b)		50	53,063
The Howard Hughes Corp., 6.88%, 10/01/21 (b)		21	22,260
Kennedy-Wilson, Inc., 5.88%, 4/01/24		25	24,875
Realogy Group LLC:
7.63%, 1/15/20 (b)		17	18,003
9.00%, 1/15/20 (b)		45	48,487
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (b)		15	15,153
5.25%, 12/01/21 (b)		62	62,775
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)		15	14,775
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(f)		15	—

			351,244
Road & Rail — 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, 3/15/25 (b)		61	57,264
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (b)		41	41,103

See Notes to Financial Statements.

74	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Road & Rail (concluded)
JCH Parent, Inc., 10.50% (10.50% Cash or 11.25% PIK), 3/15/19 (b)(g)	USD	96	$72,009
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)		34	34,425

			204,801
Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		10	8,825
Micron Technology, Inc.:
5.25%, 1/15/24 (b)		90	84,994
5.50%, 2/01/25 (b)		16	14,992

			108,811
Software — 1.8%
Audatex North America, Inc., 6.00%, 6/15/21 (b)		20	20,550
First Data Corp.:
7.38%, 6/15/19 (b)		45	46,777
6.75%, 11/01/20 (b)		50	52,844
8.25%, 1/15/21 (b)		57	60,135
11.25%, 1/15/21		3	3,330
10.63%, 6/15/21		52	57,590
11.75%, 8/15/21		48	54,000
8.75%, 1/15/22 (b)(g)		41	43,588
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (b)(g)		146	146,365
Infor U.S., Inc., 6.50%, 5/15/22 (b)		52	52,910
Italics Merger Sub, Inc., 7.13%, 7/15/23 (b)		27	26,663
Open Text Corp., 5.63%, 1/15/23 (b)		38	37,620
Sophia LP/Sophia Finance, Inc., 9.75%, 1/15/19 (b)		41	43,563
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23 (b)		24	24,240

			670,175
Specialty Retail — 0.5%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		29	30,160
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (b)		69	72,623
Penske Automotive Group, Inc.:
5.75%, 10/01/22		59	61,360
5.38%, 12/01/24		17	17,213
Sonic Automotive, Inc., 5.00%, 5/15/23		13	12,707

			194,063
Technology Hardware, Storage & Peripherals — 0.2%
NCR Corp., 6.38%, 12/15/23		15	15,900
Nokia OYJ, 6.63%, 5/15/39		47	50,995

			66,895
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 6.88%, 5/01/22		20	21,350
Springs Industries, Inc., 6.25%, 6/01/21		44	43,010
The William Carter Co., 5.25%, 8/15/21		20	20,500

			84,860
Thrifts & Mortgage Finance — 0.6%
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (b)		200	196,500
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (b)		30	31,200

			227,700
Trading Companies & Distributors — 2.7%
Aircastle Ltd.:
7.63%, 4/15/20		4	4,525

Corporate Bonds		Par (000)	Value
Trading Companies & Distributors (concluded)
5.13%, 3/15/21	USD	27	$27,270
5.50%, 2/15/22		20	20,413
HD Supply Holdings, Inc.:
11.00%, 4/15/20		193	214,790
7.50%, 7/15/20		297	314,077
5.25%, 12/15/21 (b)		178	180,447
International Lease Finance Corp.:
4.63%, 4/15/21		17	17,170
5.88%, 8/15/22		80	86,400
United Rentals North America, Inc.:
8.25%, 2/01/21		37	39,544
5.75%, 11/15/24		55	54,175
5.50%, 7/15/25		26	25,123

			983,934
Transportation Infrastructure — 0.2%
gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	71	83,216
Wireless Telecommunication Services — 2.8%
Crown Castle International Corp., 5.25%, 1/15/23	USD	38	38,275
DigitalGlobe, Inc., 5.25%, 2/01/21 (b)		17	16,639
SBA Communications Corp.:
5.63%, 10/01/19		10	10,400
4.88%, 7/15/22		50	48,687
Sprint Capital Corp.:
6.88%, 11/15/28		40	34,400
8.75%, 3/15/32		45	43,763
Sprint Communications, Inc.:
9.00%, 11/15/18 (b)		130	146,804
7.00%, 3/01/20 (b)		106	115,296
Sprint Corp.:
7.88%, 9/15/23		174	169,702
7.13%, 6/15/24		139	128,936
T-Mobile USA, Inc.:
6.63%, 4/28/21		44	45,650
6.13%, 1/15/22		10	10,325
6.73%, 4/28/22		5	5,213
6.00%, 3/01/23		28	28,665
6.50%, 1/15/24		75	77,437
6.38%, 3/01/25		93	95,093

			1,015,285
Total Corporate Bonds — 76.0%			27,636,925

Floating Rate Loan Interests (c)
Aerospace & Defense — 0.1%
Sequa Corp., Initial Term Loan, 4.00% - 5.25%, 6/19/17		22	19,162
Air Freight & Logistics — 0.3%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		33	30,935
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		35	32,215
Ceva Logistics Canada, ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		6	5,554
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), US Term Loan, 6.50%, 3/19/21		48	44,434

			113,138

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	75

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Airlines — 0.2%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.50%, 4/28/22	USD	30	$29,756
Northwest Airlines, Inc.:
Loan B757-200, 1.63%, 9/10/18		11	10,612
Loan B757-200, 1.63%, 9/10/18		11	10,054
Loan B757-300, 1.63%, 3/10/17		11	10,054
Loan B757-300, 2.25%, 3/10/17		10	9,992
Loan B757-300, 2.25%, 3/10/17		10	9,558

			80,026
Chemicals — 0.5%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		189	160,363
Oxea Finance & Cy S.C.A. (Oxea Finance LLC), Term Loan (Second Lien), 8.25%, 7/15/20		35	32,813

			193,176
Commercial Services & Supplies — 0.2%
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		69	68,532
Communications Equipment — 0.2%
Blue Coat Holdings, Inc., Initial Term Loan, 4.50%, 5/20/22		11	10,969
CommScope, Inc., Tranche 5 Term Loan, 3.00%, 5/27/22		23	22,952
Riverbed Technology, Inc., Term Loan, 6.00%, 4/24/22		30	30,209

			64,130
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		25	24,186
Construction Materials — 0.1%
Stardust Finance Holdings, Inc., Senior Lien Term Loan, 6.50%, 3/13/22		26	26,470
Diversified Consumer Services — 0.2%
Houghton Mifflin Harcourt Co., Term Loan, 3.00%, 5/28/21		65	64,675
Diversified Financial Services — 0.0%
SS&C European Holdings S.à r.l., Term Loan B2, 3.25%, 6/29/22		8	7,901
Diversified Telecommunication Services — 0.7%
Avaya, Inc., Term B-7 Loan, 6.25%, 5/29/20		125	120,313
LightSquared LP, Term Loan (PIK), 8.75%, 6/15/20 (g)		150	146,437

			266,750
Electric Utilities — 0.6%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		112	112,141
Texas Competitive Electric Holdings Co. LLC (TXU), DIP Delayed Draw Term Loan (2014), 3.75%, 5/05/16		121	121,549

			233,690
Energy Equipment & Services — 0.0%
American Energy - Marcellus, LLC, Initial Loan (First Lien), 4.25% - 5.25%, 8/04/20		9	6,684
Food & Staples Retailing — 0.1%
BJ’s Wholesale Club, Inc., 2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20		30	30,221

Floating Rate Loan Interests (c)		Par (000)	Value
Health Care Equipment & Supplies — 0.2%
Alere, Inc. (FKA IM U.S. Holdings, LLC), B Term Loan, 3.25%, 6/18/22	USD	15	$15,002
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		40	39,975

			54,977
Health Care Providers & Services — 0.1%
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		20	19,507
Hotels, Restaurants & Leisure — 1.5%
Amaya Holdings B.V., Initial Term B Loan (Second Lien), 8.00%, 8/01/22		200	201,500
Caesars Entertainment Resort Properties, LLC, Term B Loan, 7.00%, 10/11/20		217	196,425
Station Casinos LLC, B Term Loan, 3.25% - 4.25%, 3/02/20		19	19,214
Travelport Finance (Luxembourg) S.à r.l., Initial Term Loan, 5.75%, 9/02/21		134	134,469

			551,608
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp., Term Loan (10/12), 4.00%, 10/09/19		35	34,689
Life Sciences Tools & Services — 0.0%
Sterigenics-Nordion Holdings LLC, Initial Term Loan, 4.25%, 5/15/22		15	14,963
Machinery — 0.4%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19		65	62,776
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		69	67,979
SIG Combibloc Holdings S.C.A. (FKA Onex Wizard Acquisition Co. II S.C.A.), Initial Dollar Term Loan, 4.25%, 3/11/22		24	24,075

			154,830
Media — 1.1%
Advantage Sales & Marketing, Inc.:
Initial Term Loan (First Lien), 4.25%, 7/23/21		35	34,544
Term Loan (Second Lien), 7.50%, 7/25/22		55	55,183
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 6.00% - 7.00%, 3/31/20		97	97,334
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 6.94%, 1/30/19		157	144,639
Interactive Data Corp., Term Loan, 4.75%, 5/02/21		22	22,038
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		30	29,499

			383,237
Metals & Mining — 0.1%
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		26	25,892
Oil, Gas & Consumable Fuels — 0.2%
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		90	89,729

See Notes to Financial Statements.

76	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Pharmaceuticals — 0.2%
Endo Luxembourg Finance Co. I S.à r.l., Bridge Loan, 2.75%, 6/24/16	USD	38	$37,953
Par Pharmaceutical Cos., Inc. (Par Pharmaceutical, Inc.), Term B-2 Loan, 4.00%, 9/30/19		10	9,914
Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, 3.25% - 4.00%, 4/01/22		39	39,133

			87,000
Real Estate Management & Development — 0.0%
Realogy Group LLC (FKA Realogy Corp.), Extended Synthetic Commitment, 0.04% - 4.40%, 10/10/16		6	5,730
Road & Rail — 0.2%
The Hertz Corp., Tranche B-2 Term Loan, 2.75% - 3.50%, 3/11/18		75	74,001
Software — 1.2%
Epicor Software Corp. (FKA Eagle Parent, Inc.), Term B Loan, 4.75%, 6/01/22		52	51,814
First Data Corp., 2018 New Dollar Term Loan, 3.69%, 3/23/18		173	172,465
Informatica Corp., USD Term Loan (First Lien), 3.50%, 6/03/22		63	62,823
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		90	92,525
SS&C Technologies, Inc./Sunshine Acquisition II, Inc., Term Loan B1, 3.25%, 6/29/22		35	35,072
TIBCO Software, Inc., Term Loan, 6.50%, 12/04/20		20	19,919

			434,618
Trading Companies & Distributors — 0.2%
HD Supply Holdings, Inc., Term Loan 2014, 4.00%, 6/28/18		55	55,028
Total Floating Rate Loan Interests — 8.8%			3,184,550

Foreign Agency Obligations
Oil, Gas & Consumable Fuels — 0.3%
Petrobras Global Finance BV, 4.75%, 1/14/25	EUR	100	102,764

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.3%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (b)(c)	USD	113	114,528

Other Interests (h)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp., Escrow (a)(f)		150	1,313
Lear Corp., Escrow (a)(f)		100	875

			2,188

Other Interests (h)	Beneficial Interest (000)			Value
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (a)(f)	USD	110		$11,963
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (a)(f)		30		3,263

				15,226
Household Durables — 0.2%
Stanley-Martin, Class B Membership Units (a)		—	(i)	68,600
Total Other Interests — 0.2%				86,014

Preferred Securities
Capital Trusts		Par (000)
Banks — 3.1%
Bank of America Corp.:
Series AA, 6.10% (c)(j)		47		46,413
Series V, 5.13% (c)(j)		105		102,874
Series X, 6.25% (c)(j)		168		167,266
Series Z, 6.50% (c)(j)		55		56,925
Citigroup, Inc.:
5.95% (c)(j)		75		73,875
Series P, 5.95% (c)(j)		120		115,824
JPMorgan Chase & Co.:
Series 1, 7.90% (c)(j)		75		79,331
Series S, 6.75% (c)(j)		122		130,348
Series V, 5.00% (c)(j)		125		122,344
Series Z, 5.30% (c)(j)		40		39,704
Wells Fargo & Co.:
Series S, 5.90% (c)(j)		60		60,150
Series U, 5.88% (c)(j)		115		117,737

				1,112,791
Capital Markets — 0.9%
The Goldman Sachs Group, Inc., Series L, 5.70% (c)(j)		157		157,565
Morgan Stanley:
Series H, 5.45% (c)(j)		110		109,175
Series J, 5.55% (c)(j)		35		34,746
State Street Corp., 5.25% (c)(j)		5		5,006

				306,492
Consumer Finance — 0.2%
American Express Co., Series C, 4.90% (c)(j)		85		82,348
Total Capital Trusts — 4.2%				1,501,631

Preferred Stocks		Shares
Air Freight & Logistics — 0.1%
XPO Logistics, Inc., 7.50%		18		18,070
Consumer Finance — 0.0%
Ally Financial, Inc., Series A, 8.50% (c)		536		14,177
Diversified Financial Services — 0.1%
RBS Capital Funding Trust VI, Series F, 6.25%		2,075		51,024
Total Preferred Stocks — 0.2%				83,271

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	77

Schedule of Investments (continued)	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Trust Preferreds	Shares	Value
Consumer Finance — 0.6%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)	8,676	$225,402
Diversified Financial Services — 0.2%
RBS Capital Funding Trust VII, Series G, 6.08% (j)	2,668	65,179
Total Trust Preferreds — 0.8%		290,581
Total Preferred Securities — 5.2%		1,875,483
Total Long-Term Investments (Cost — $36,369,830) — 97.4%		35,410,313

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (k)(l)	258,296	258,296
Total Short-Term Securities (Cost — $258,296) — 0.7%		258,296

Options Purchased	Value
(Cost — $20,421) — 0.0%	$18,096
Total Investments Before Options Written (Cost — $36,648,547) — 98.1%	35,686,705

Options Written
(Premiums Received — $6,723) — (0.0)%	(5,336)
Total Investments Net of Options Written — 98.1%	35,681,369
Other Assets Less Liabilities — 1.9%	676,670

Net Assets — 100.0%	$36,358,039

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Convertible security.

(e)	Zero-coupon bond.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(i)	Amount is less than $500.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Shares Purchased	Shares Sold	Shares Held at June 30, 2015	Value Held at June 30, 2015	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	433,841	—	(175,545)[1]	258,296	$258,296	$ 155	—
iShares iBoxx $ High Yield Corporate Bond ETF	2,399	7,109	(9,508)	—	—	$9,174	$(8,175)

[1]	Represents net shares sold.

(l)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(14)	E-Mini S&P 500 Futures	Chicago Mercantile	September 2015	USD 1,438,080	$13,540
(4)	Russell 2000 Mini Index Futures	InterContinental Exchange	September 2015	USD 500,160	4,369
Total					$17,909

See Notes to Financial Statements.

78	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock High Yield Portfolio

•	As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	52,000	USD	42,744	The Bank of New York Mellon	7/21/15	$ (1,123)
EUR	123,000	USD	137,310	BNP Paribas S.A.	7/21/15	(144)
EUR	300,000	USD	340,839	Goldman Sachs International	7/21/15	(6,287)
EUR	104,000	USD	114,357	HSBC Bank USA N.A.	7/21/15	1,621
EUR	101,000	USD	114,754	Morgan Stanley & Co. International PLC	7/21/15	(2,121)
EUR	228,000	USD	258,170	Standard Chartered Bank	7/21/15	(3,911)
EUR	49,000	USD	53,160	The Bank of New York Mellon	7/21/15	1,483
USD	278,411	CAD	343,000	HSBC Bank USA N.A.	7/21/15	3,873
USD	156,732	CAD	192,000	Royal Bank of Canada	7/21/15	3,055
USD	116,608	EUR	104,000	HSBC Bank USA N.A.	7/21/15	630
USD	2,626,099	EUR	2,440,000	UBS AG	7/21/15	(94,923)
Total						$(97,847)

•	As of June 30, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Value
SPDR S&P 500 ETF Trust	Put	USD 203.00	7/17/15	116	$18,096

•	As of June 30, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Value
SPDR S&P 500 ETF Trust	Put	USD 195.00	7/17/15	116	$(5,336)

•	As of June 30, 2015, centrally cleared credit default swaps — sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 24 Version 2	5.00%	Chicago Mercantile	6/20/20	B+	USD	1,049	$2,536

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	79

Schedule of Investments (continued)	BlackRock High Yield Portfolio

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$1,615,869	$794,180	—	$2,410,049
Corporate Bonds	—	27,390,620	$246,305	27,636,925
Floating Rate Loan Interests	—	3,090,597	93,953	3,184,550
Foreign Agency Obligations	—	102,764	—	102,764
Non-Agency Mortgage-Backed Securities	—	114,528	—	114,528
Other Interests	—	15,226	70,788	86,014
Preferred Securities	355,782	1,519,701	—	1,875,483
Short-Term Securities	258,296	—	—	258,296
Options Purchased:
Equity Contracts	18,096	—	—	18,096

Total	$2,248,043	$33,027,616	$411,046	$35,686,705

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$2,536	—	$2,536
Equity contracts	$17,909	—	—	17,909
Foreign currency exchange contracts	—	10,662	—	10,662
Liabilities:
Equity contracts	(5,336)	—	—	(5,336)
Foreign currency exchange contracts	—	(108,509)	—	(108,509)

Total	$12,573	$(95,311)	—	$(82,738)

[2]     Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,341	—	—	$1,341
Cash pledged for financial futures contracts	84,800	—	—	84,800
Cash pledged for centrally cleared swaps	56,620	—	—	56,620

Total	$142,761	—	—	$142,761

During the six months ended June 30, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

80	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (concluded)	BlackRock High Yield Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2014	$258,807	$ 435,457	$72,538	$ 766,802
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(191,186)	—	(191,186)
Accrued discounts/premiums	—	829	—	829
Net realized gain (loss)	—	(1,742)	—	(1,742)
Net change in unrealized appreciation (depreciation)[1,2]	6,126	19,971	(1,750)	24,347
Purchases	70	39,675	—	39,745
Sales	(18,698)	(209,051)	—	(227,749)

Closing Balance, as of June 30, 2015	$246,305	$ 93,953	$70,788	$ 411,046

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015[2]	$ 6,126	$ (298)	$ (1,750)	$ 4,078

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	81

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.1%
Honeywell International, Inc.	2,600	$265,122
Raytheon Co.	17,330	1,658,134

		1,923,256
Air Freight & Logistics — 1.4%
FedEx Corp.	14,280	2,433,312
Airlines — 1.0%
Southwest Airlines Co.	23,500	777,615
United Continental Holdings, Inc. (a)	18,600	985,986

		1,763,601
Auto Components — 1.6%
The Goodyear Tire & Rubber Co.	17,300	521,595
Lear Corp.	20,400	2,290,104

		2,811,699
Banks — 12.6%
Bank of America Corp.	235,879	4,014,661
Citigroup, Inc.	83,093	4,590,057
JPMorgan Chase & Co.	87,165	5,906,300
SunTrust Banks, Inc.	58,730	2,526,565
U.S. Bancorp	103,365	4,486,041
Wells Fargo & Co.	16,100	905,464

		22,429,088
Beverages — 2.4%
Dr Pepper Snapple Group, Inc. (b)	38,500	2,806,650
Molson Coors Brewing Co., Class B	19,900	1,389,219

		4,195,869
Biotechnology — 1.7%
Amgen, Inc.	20,200	3,101,104
Capital Markets — 1.4%
The Goldman Sachs Group, Inc.	11,970	2,499,216
Chemicals — 0.5%
Cabot Corp.	8,549	318,792
The Dow Chemical Co.	12,600	644,742

		963,534
Communications Equipment — 3.4%
Brocade Communications Systems, Inc.	128,656	1,528,433
Cisco Systems, Inc.	118,850	3,263,621
QUALCOMM, Inc.	19,510	1,221,911

		6,013,965
Construction & Engineering — 1.0%
AECOM (a)	52,500	1,736,700
Consumer Finance — 1.8%
Discover Financial Services	28,780	1,658,304
SLM Corp. (a)	161,658	1,595,565

		3,253,869
Containers & Packaging — 0.6%
Packaging Corp. of America	16,741	1,046,145
Electronic Equipment, Instruments & Components — 0.7%
TE Connectivity Ltd.	2,540	163,322
Zebra Technologies Corp., Class A (a)	10,007	1,111,277

		1,274,599
Energy Equipment & Services — 2.8%
Atwood Oceanics, Inc. (b)	43,100	1,139,564
Halliburton Co.	7,790	335,515
Schlumberger Ltd.	33,840	2,916,670
Weatherford International PLC (a)	45,550	558,900

		4,950,649

Common Stocks	Shares	Value
Food & Staples Retailing — 4.1%
CVS Health Corp.	56,975	$5,975,538
The Kroger Co.	2,650	192,152
Wal-Mart Stores, Inc.	16,300	1,156,159

		7,323,849
Food Products — 0.6%
Pilgrim’s Pride Corp. (b)	13,900	319,283
Tyson Foods, Inc., Class A	15,900	677,817

		997,100
Health Care Equipment & Supplies — 0.1%
Medtronic PLC	2,470	183,027
Health Care Providers & Services — 12.8%
Aetna, Inc.	36,200	4,614,052
Centene Corp. (a)	28,200	2,267,280
Cigna Corp.	21,900	3,547,800
Express Scripts Holding Co. (a)	6,200	551,428
Humana, Inc.	7,600	1,453,728
Laboratory Corp. of America Holdings (a)	15,970	1,935,883
McKesson Corp.	11,000	2,472,910
UnitedHealth Group, Inc.	25,700	3,135,400
Universal Health Services, Inc., Class B	19,052	2,707,289

		22,685,770
Hotels, Restaurants & Leisure — 2.1%
Carnival Corp.	59,808	2,953,917
Las Vegas Sands Corp.	14,100	741,237

		3,695,154
Industrial Conglomerates — 1.9%
3M Co.	21,925	3,383,028
Insurance — 3.6%
American International Group, Inc.	75,200	4,648,864
The Travelers Cos., Inc.	17,320	1,674,151

		6,323,015
Internet & Catalog Retail — 0.5%
The Priceline Group, Inc. (a)	730	840,500
Internet Software & Services — 3.7%
Facebook, Inc., Class A (a)	25,870	2,218,741
Google, Inc., Class A (a)	4,085	2,206,063
Google, Inc., Class C (a)	4,266	2,220,496

		6,645,300
IT Services — 4.9%
Alliance Data Systems Corp. (a)	3,310	966,321
Amdocs Ltd.	25,796	1,408,204
Cognizant Technology Solutions Corp., Class A (a)	20,900	1,276,781
DST Systems, Inc.	3,443	433,749
MasterCard, Inc., Class A	36,600	3,421,368
Total System Services, Inc.	26,790	1,119,018

		8,625,441
Machinery — 1.4%
Parker-Hannifin Corp.	11,528	1,341,052
WABCO Holdings, Inc. (a)	9,800	1,212,456

		2,553,508
Media — 3.1%
Comcast Corp., Class A	80,400	4,835,256
Omnicom Group, Inc.	9,800	681,002

		5,516,258
Multiline Retail — 0.8%
Macy’s, Inc.	20,200	1,362,894

See Notes to Financial Statements.

82	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Multi-Utilities — 0.4%
Public Service Enterprise Group, Inc.	17,900	$703,112
Oil, Gas & Consumable Fuels — 4.1%
BP PLC — ADR (b)	52,040	2,079,518
Exxon Mobil Corp.	6,960	579,072
Hess Corp.	17,668	1,181,636
Marathon Petroleum Corp.	16,728	875,042
PBF Energy, Inc., Class A	13,520	384,238
Suncor Energy, Inc.	63,700	1,753,024
Tesoro Corp.	5,518	465,774

		7,318,304
Paper & Forest Products — 0.5%
Domtar Corp.	19,800	819,720
Pharmaceuticals — 3.7%
AstraZeneca PLC — ADR	26,900	1,713,799
Johnson & Johnson	6,150	599,379
Merck & Co., Inc.	7,948	452,480
Pfizer, Inc.	5,570	186,762
Teva Pharmaceutical Industries Ltd. — ADR	60,261	3,561,425

		6,513,845
Road & Rail — 0.3%
Union Pacific Corp.	4,800	457,776
Semiconductors & Semiconductor Equipment — 3.0%
Intel Corp.	99,490	3,025,988
Micron Technology, Inc. (a)	87,490	1,648,312
NVIDIA Corp.	36,600	736,026

		5,410,326
Software — 2.2%
Microsoft Corp.	49,320	2,177,478
Oracle Corp.	43,440	1,750,632

		3,928,110
Specialty Retail — 4.8%
The Home Depot, Inc.	29,500	3,278,335
Lowe’s Cos., Inc.	64,200	4,299,474
Ross Stores, Inc.	20,928	1,017,310

		8,595,119

Common Stocks	Shares	Value
Technology Hardware, Storage & Peripherals — 4.8%
Apple Inc.	20,350	$2,552,399
EMC Corp.	78,670	2,076,101
Hewlett-Packard Co.	43,057	1,292,141
Western Digital Corp.	34,240	2,685,101

		8,605,742
Textiles, Apparel & Luxury Goods — 0.4%
Deckers Outdoor Corp. (a)	2,200	158,334
Fossil Group, Inc. (a)	7,900	547,944

		706,278
Tobacco — 0.7%
Altria Group, Inc.	24,337	1,190,323
Total Common Stocks — 98.5%		174,780,105

Investment Companies — 0.3%
Utilities Select Sector SPDR Fund (b)	14,300	592,878
Total Long-Term Investments (Cost — $138,579,617) — 98.8%		175,372,983

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (c)(d)	2,091,968	2,091,968
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.23% (c)(d)(e)	$ 3,389	3,388,763
Total Short-Term Securities (Cost — $5,480,731) — 3.1%		5,480,731
Total Investments (Cost — $144,060,348) — 101.9%		180,853,714
Liabilities in Excess of Other Assets — (1.9)%		(3,305,863)

Net Assets — 100.0%		$177,547,851

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at June 30, 2015	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	3,805,787	(1,713,819)	2,091,968	$1,041
BlackRock Liquidity Series, LLC, Money Market Series	—	$3,388,763	$3,388,763	$4,412[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	83

Schedule of Investments (concluded)	BlackRock Large Cap Core Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$174,780,105	—	—	$174,780,105
Investment Companies	592,878	—	—	592,878
Short-Term Securities	2,091,968	$3,388,763	—	5,480,731

Total	$177,464,951	$3,388,763	—	$180,853,714

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, collateral on securities loaned at value of $3,388,763 is categorized as level 2 within the disclosure hierarchy.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

84	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Money Market Portfolio
(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Yankee — 7.2% (a)
Credit Industriel Et Commercial, New York, 0.50%, 8/14/15	$2,300	$2,300,236
HSBC Bank PLC, New York, 0.27%, 8/05/15 (b)(c)	2,000	2,000,000
National Australia Bank Ltd., New York, 0.26%, 7/24/15 (c)	500	500,000
National Bank of Canada, New York, 0.32%, 8/20/15	1,000	999,985
Norinchukin Bank, New York, 0.32%, 7/16/15 (c)	2,000	2,000,000
Toronto Dominion Bank, New York, 0.30%, 7/15/15	1,500	1,500,000
Total Certificates of Deposit — 7.2%		9,300,221

Commercial Paper
Albion Capital LLC, 0.23%, 8/17/15 (d)	4,000	3,998,799
Antalis U.S. Funding Corp., 0.14%, 7/02/15 (d)	3,130	3,129,988
BNP Paribas Fortis S.A./N.V., New York, 0.03%, 7/01/15 (d)	5,000	5,000,000
Caisse Des Depots Et Consignations, 0.18%, 8/27/15 (d)	2,000	1,999,430
Chariot Funding LLC, 0.31%, 10/20/15 (d)	750	749,283
Charta LLC:
0.28%, 8/10/15 (d)	2,000	1,999,378
0.21%, 8/28/15 (d)	2,030	2,029,313
Collateralized Commercial Paper Co. LLC, 0.36%, 7/20/15 (d)	1,500	1,499,715
Collateralized Commercial Paper II Co. LLC:
0.40%, 7/07/15 (d)	2,000	1,999,867
0.40%, 9/08/15 (d)	2,000	1,998,467
CRC Funding LLC, 0.31%, 9/21/15 (d)	2,000	1,998,588
Fairway Finance Co. LLC, 0.13%, 7/02/15 (d)	4,000	3,999,985
Hyundai Capital America, 0.49%, 7/23/15 (d)	400	399,880
Jupiter Securitization Co. LLC, 0.27%, 7/07/15 (d)	2,000	1,999,910
Manhattan Asset Funding Co. LLC, 0.20%, 7/22/15 (d)	2,000	1,999,767
Mondelez International, Inc., 0.45%, 7/02/15 (d)	500	499,994
National Australia Funding Delaware, Inc.:
0.28%, 8/11/15 (b)(c)	1,500	1,500,000
0.29%, 8/27/15 (c)	250	250,000
Nordea Bank AB:
0.28%, 8/24/15 (d)	1,500	1,499,381
0.30%, 10/09/15 (d)	1,500	1,498,750
NRW Bank, 0.20%, 8/17/15 (d)	2,000	1,999,478
Old Line Funding LLC:
0.27%, 7/06/15 (d)	2,000	1,999,925
0.30%, 10/07/15 (d)	750	749,387
Regency Markets No. 1 LLC, 0.18%, 7/15/15 (d)	2,776	2,775,806
Skandinaviska Enskilda Banken AB:
0.26%, 8/07/15 (d)	1,500	1,499,584
0.27%, 8/07/15 (d)	1,500	1,499,599
Thunder Bay Funding LLC:
0.27%, 8/03/15 (d)	2,000	1,999,505
0.20%, 8/24/15 (d)	3,000	2,999,100
Victory Receivables Corp., 0.21%, 8/24/15 (d)	4,000	3,998,740

Commercial Paper	Par (000)	Value
Westpac Trust Securities New Zealand Ltd.:
0.27%, 7/20/15 (d)	$2,000	$1,999,715
0.28%, 7/20/15 (d)	700	699,897
Working Capital Management, 0.20%, 7/10/15 (d)	3,000	2,999,850
Total Commercial Paper — 50.4%		65,271,081

Corporate Notes
Commonwealth Bank of Australia, 1.25%, 9/18/15	1,500	1,503,046
Nova Scotia Province, 2.38%, 7/21/15	1,500	1,501,716
Sumitomo Mitsui Banking Corp., 1.35%, 7/18/15	1,000	1,000,403
Westpac Banking Corp., 1.38%, 7/17/15 (b)	1,000	1,000,443
Total Corporate Notes — 3.9%		5,005,608

Municipal Bonds — 1.1%
Jets Stadium Development LLC Series 2007A-4C VRDN, 0.14%, 7/01/15 (b)(e)	1,500	1,500,000

Time Deposits
Credit Argicole Corporate & Investment Bank, 0.07%, 7/01/15	2,000	2,000,000
ING Bank N.V., 0.14%, 7/01/15	2,000	2,000,000
Natixis SA, 0.13%, 7/01/15	6,000	6,000,000
Total Time Deposits — 7.7%		10,000,000

U.S. Government Sponsored Agency Obligations — 0.8%
Freddie Mac Variable Rate Notes, 0.18%, 11/25/15 (c)	1,000	1,000,000

U.S. Treasury Obligations
U.S. Treasury Bills, 0.29%, 6/23/16 (d)	2,000	1,994,431
U.S. Treasury Notes:
0.09%, 7/31/16 (c)	1,500	1,500,066
0.09%, 4/30/17 (c)	2,000	1,999,926
Total U.S. Treasury Obligations — 4.2%		5,494,423

Repurchase Agreements
BNP Paribas Securities Corp., 0.10%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $5,000,014, collateralized by various U.S. government sponsored agency obligations, 1.00% to 6.50% due from 12/01/17 to 7/01/47, aggregate original par and fair value of $15,057,829 and $5,100,700, respectively)	5,000	5,000,000
Total Value of BNP Paribas Securities Corp. (collateral value of $5,100,700)		5,000,000

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	85

Schedule of Investments (continued)	BlackRock Money Market Portfolio
(Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Credit Suisse Securities (USA) LLC, 0.40%, 7/01/15 (e) (Purchased on 11/10/14 to be repurchased at $2,957,366, collateralized by corporate/debt obligation, 0.00% due at 4/25/45, aggregate original par and fair value of $3,540,000 and $3,540,000, respectively)	$2,948	$2,948,000
Total Value of Credit Suisse Securities (USA) LLC (collateral value of $3,540,000)		2,948,000
Goldman Sachs & Co., 0.16%, 7/01/15 (Purchased on 6/24/15 to be repurchased at $6,000,187, collateralized by various U.S. government sponsored agency obligations, 3.00% to 5.00% due from 1/15/38 to 10/15/43, aggregate original par and fair value of $7,469,208 and $6,120,001, respectively)	6,000	6,000,000
Total Value of Goldman Sachs & Co. (collateral value of $6,120,001)		6,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.14%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $5,000,019, collateralized by various corporate/debt obligations, 4.65% to 5.50% due from 6/15/35 to 6/15/38, aggregate original par and fair value of $4,376,000 and $5,100,549, respectively)	5,000	5,000,000
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $5,100,549)		5,000,000
Mizuho Securities USA, Inc., 1.13%, 8/03/15 (e) (Purchased on 3/04/13 to be repurchased at $1,745,304, collateralized by corporate/debt obligation, 0.59% due at 1/25/36, aggregate original par and fair value of $2,685,058 and $2,040,000, respectively)	1,700	1,700,000
Mizuho Securities USA, Inc., 0.15%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $5,000,021, collateralized by various U.S. government sponsored agency obligations, 5.92% to 6.46% due from 7/16/43 to 8/20/43, aggregate original par and fair value of $38,474,246 and $5,350,000, respectively)	5,000	5,000,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $7,390,000)		6,700,000

Repurchase Agreements	Par (000)	Value
Morgan Stanley Co. LLC, 0.09%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $4,775,012, collateralized by U.S. government sponsored agency obligation, 4.00% due at 4/20/45, aggregate original par and fair value of $4,589,260 and $4,870,501, respectively)	$4,775	$4,775,000
Total Value of Morgan Stanley Co. LLC (collateral value of $4,870,501)		4,775,000
Wells Fargo Securities, LLC, 0.51%, 7/09/15 (Purchased on 4/10/15 to be repurchased at $1,201,530, collateralized by various corporate/debt obligations, 3.63% to 4.00% due from 11/27/23 to 2/01/25, aggregate original par and fair value of $1,274,560 and $1,260,001, respectively)	1,200	1,200,000
Wells Fargo Securities, LLC, 0.44%, 8/04/15 (Purchased on 5/06/15 to be repurchased at $750,825, collateralized by corporate/debt obligation, 4.00% due at 11/27/23, aggregate original par and fair value of $762,560 and $787,501, respectively)	750	750,000
Total Value of Wells Fargo Securities, LLC (collateral value of $2,047,502)		1,950,000
Total Repurchase Agreements — 25.0%		32,373,000
Total Investments (Cost — $129,944,333*) — 100.3%		129,944,333
Liabilities in Excess of Other Assets — (0.3)%		(339,348)

Net Assets — 100.0%		$129,604,985

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	U.S. dollar denominated security issued by foreign domiciled entity.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Rate shown reflects the discount rate at the time of purchase.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

See Notes to Financial Statements.

86	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (concluded)	BlackRock Money Market Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

As of June 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$129,944,333	—	$129,944,333

[1]	See above Schedule of Investments for values in each security type.

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	87

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2012-1AR, Class BR, 2.60%, 9/20/23 (a)(b)	USD	250	$249,506
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, 0.91%, 12/25/33 (b)		23	20,467
Series 2006-CW1, Class A2D, 0.44%, 7/25/36 (b)		195	109,458
Auto ABS, Series 2012-2, Class A, 2.80%, 4/27/25	EUR	11	12,152
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 5/15/48 (a)	USD	100	99,062
Bayview Opportunity Master Fund IIIA Trust, Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(c)		73	72,735
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		20	10,728
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)		18	10,267
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		32	18,846
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE10, Class 22A, 0.32%, 12/25/36 (b)		46	35,505
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		64	64,486
Chrysler Capital Auto Receivables Trust:
Series 2013-BA, Class B, 1.78%, 6/17/19 (a)		30	30,008
Series 2013-BA, Class C, 2.24%, 9/16/19 (a)		30	29,987
Series 2014-AA, Class B, 1.76%, 8/15/19 (a)		30	29,918
Series 2014-AA, Class C, 2.28%, 11/15/19 (a)		40	39,935
CIFC Funding Ltd.:
Series 2011-1AR, Class A1R, 1.58%, 1/19/23 (a)(b)		174	173,841
Series 2014-2A, Class A1L, 1.76%, 5/24/26 (a)(b)		250	248,838
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 0.81%, 9/25/33 (b)		27	24,999
Series 2004-5, Class A, 1.09%, 10/25/34 (b)		32	31,193
Series 2006-8, Class 2A3, 0.34%, 1/25/46 (b)		44	39,892
Series 2006-S10, Class A3, 0.51%, 10/25/36 (b)		40	31,915
Series 2006-S3, Class A4, 6.44%, 1/25/29		22	21,247
Series 2006-SPS1, Class A, 0.41%, 12/25/25 (b)		3	8,031
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.50%, 10/20/43 (a)(b)		63	63,247
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35		18	17,025
Series 2006-S5, Class A5, 6.16%, 6/25/35		18	15,955
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, 0.48%, 12/15/33 (a)(b)		47	37,622
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		112	112,078
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19		100	100,539
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 0.55%, 4/15/36 (b)		25	22,253
Invitation Homes Trust, Series 2014-SFR3, Class A, 1.39%, 12/17/31 (a)(b)		100	99,073

Asset-Backed Securities		Par (000)	Value
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 3.50%, 10/01/27 (a)	USD	106	$106,000
Long Beach Mortgage Loan Trust, Series 2006-1, Class 1A, 0.40%, 2/25/36 (b)		52	41,195
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 0.79%, 12/25/34 (b)		35	33,008
Navient Private Education Loan Trust:
Series 2014-AA, Class A2A, 2.74%, 2/15/29 (a)		100	100,495
Series 2014-CTA, Class B, 1.94%, 10/17/44 (a)(b)		100	98,087
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.92%, 10/15/19 (a)		120	120,406
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.55%, 8/23/24 (a)(b)		200	199,080
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		125	125,700
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		155	155,823
Series 2014-2A, Class C, 4.33%, 9/18/24 (a)		100	100,895
Series 2015-2A, Class B, 3.10%, 7/18/25 (a)		100	100,310
Option One Mortgage Acceptance Corp. Asset Back Certificates, Series 2003-4, Class A2, 0.83%, 7/25/33 (b)		54	50,008
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.43%, 7/22/25 (a)(b)		250	247,350
OZLM Funding Ltd., Series 2012-2A, Class A1, 1.76%, 10/30/23 (a)(b)		250	249,857
PFS Financing Corp.:
Series 2013-AA, Class B, 1.29%, 2/16/18 (a)(b)		170	170,229
Series 2014-BA, Class A, 0.79%, 10/15/19 (a)(b)		150	149,390
RASC Trust, Series 2003-KS5, Class AIIB, 0.76%, 7/25/33 (b)		23	20,051
Santander Drive Auto Receivables Trust:
Series 2014-S4, Class R, 1.43%, 4/16/19 (a)		32	32,052
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		29	28,651
Series 2014-S6, Class R, 1.43%, 12/17/19 (a)		26	26,495
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.74%, 4/25/35 (b)		4	4,340
Scholar Funding Trust:
Series 2011-A, Class A, 1.18%, 10/28/43 (a)(b)		68	68,954
Series 2013-A, Class A, 0.84%, 1/30/45 (a)(b)		207	205,337
Silvermore CLO Ltd., Series 2014-1A, Class A1, 1.72%, 5/15/26 (a)(b)		250	249,200
SLM Private Credit Student Loan Trust:
Series 2002-A, Class A2, 0.84%, 12/16/30 (b)		78	77,016
Series 2004-B, Class A2, 0.49%, 6/15/21 (b)		66	65,365
Series 2004-B, Class A3, 0.62%, 3/15/24 (b)		25	23,972
Series 2005-B, Class A2, 0.47%, 3/15/23 (b)		67	66,479
Series 2006-A, Class A4, 0.48%, 12/15/23 (b)		195	193,340

See Notes to Financial Statements.

88	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 2.69%, 1/15/43 (a)(b)	USD	200	$212,369
Series 2011-C, Class A2A, 3.46%, 10/17/44 (a)(b)		100	107,080
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		100	107,392
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		205	216,072
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		480	476,137
SLM Student Loan Trust, Series 2013-C, Class A2B, 1.59%, 10/15/31 (a)(b)		100	101,246
SoFi Professional Loan Program LLC, Series 2015-B, Class A2, 2.51%, 9/27/32 (a)		100	99,980
SpringCastle America Funding LLC:
Series 2014-AA, Class A, 2.70%, 5/25/23 (a)		171	172,529
Series 2014-AA, Class B, 4.61%, 10/25/27 (a)		125	127,841
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (a)		100	101,186
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.48%, 1/25/35 (b)		57	52,381
SWAY Residential Trust, Series 2014-1, Class A, 1.49%, 1/17/20 (a)(b)		99	99,130
Symphony CLO XV Ltd., Series 2014-15A, Class B1, 2.47%, 10/17/26 (a)(b)		250	250,317
TICP CLO III Ltd., Series 2014-3A, Class A, 1.82%, 1/20/27 (a)(b)		250	249,879
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.44%, 5/17/32 (a)(b)		100	99,175
U.S. Residential Opportunity Fund Trust, Series 2015-1III, Class A, 3.72%, 1/27/35 (a)		96	96,163
Venture XIX CLO Ltd., Series 2014-19A, Class A, 1.85%, 1/15/26 (a)(b)		250	250,593
Vibrant CLO Ltd., Series 2012-1A, Class A1, 1.75%, 7/17/24 (a)(b)		500	500,000
Total Asset-Backed Securities — 12.9%			8,309,363

Corporate Bonds
Aerospace & Defense — 0.1%
Lockheed Martin Corp.:
2.90%, 3/01/25		10	9,606
3.60%, 3/01/35		14	12,948
4.07%, 12/15/42		16	15,118
Northrop Grumman Corp., 3.85%, 4/15/45		32	28,156
Raytheon Co., 3.15%, 12/15/24		10	9,918
United Technologies Corp., 4.15%, 5/15/45		19	18,142

			93,888
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 1/15/34		32	33,174
3.90%, 2/01/35		3	2,773
4.10%, 2/01/45		20	17,965

			53,912

Corporate Bonds		Par (000)	Value
Airlines — 0.2%
American Airlines Group, Inc., 4.63%, 3/01/20 (a)	USD	34	$32,895
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		86	84,925
Southwest Airlines Co., 2.75%, 11/06/19		11	11,161
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 3/15/27 (a)		22	21,890
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		7	7,123

			157,994
Auto Components — 0.2%
BorgWarner, Inc., 3.38%, 3/15/25		23	22,632
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		20	20,125
4.88%, 3/15/19		25	25,188
6.00%, 8/01/20		30	30,975

			98,920
Automobiles — 0.2%
Daimler Finance North America LLC, 2.25%, 3/02/20 (a)		150	148,184
Banks — 4.9%
Abbey National Treasury Services PLC, 2.38%, 3/16/20		105	104,643
Bank of America Corp.:
2.60%, 1/15/19		42	42,457
2.25%, 4/21/20		155	152,179
3.30%, 1/11/23		76	74,848
4.00%, 4/01/24		33	33,580
4.00%, 1/22/25		65	63,329
3.95%, 4/21/25		82	78,982
4.88%, 4/01/44		5	5,079
The Bank of Nova Scotia:
1.30%, 7/21/17		248	248,051
2.80%, 7/21/21		110	110,648
BB&T Corp., 2.45%, 1/15/20		40	40,090
Citigroup, Inc.:
1.80%, 2/05/18		58	57,860
2.50%, 9/26/18		106	107,194
2.50%, 7/29/19		153	153,224
2.40%, 2/18/20		123	121,477
3.50%, 5/15/23		39	38,077
3.88%, 3/26/25		40	38,316
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (a)		330	333,960
HSBC USA, Inc., 2.35%, 3/05/20		162	160,675
JPMorgan Chase & Co.:
1.35%, 2/15/17		152	152,133
2.35%, 1/28/19		110	110,424
2.20%, 10/22/19		35	34,692
2.25%, 1/23/20		130	127,749
2.75%, 6/23/20		112	111,847
3.88%, 9/10/24		112	110,197
Macquarie Bank Ltd., 1.60%, 10/27/17 (a)		67	66,970
Royal Bank of Canada, 2.15%, 3/06/20		100	99,837
Swedbank AB, 2.20%, 3/04/20 (a)		200	198,664
U.S. Bancorp, 2.95%, 7/15/22		71	69,884
Wells Fargo & Co.:
1.50%, 7/01/15		60	60,000

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	89

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Banks (concluded)
3.30%, 9/09/24	USD	28	$27,570
3.00%, 2/19/25		5	4,789

			3,139,425
Beverages — 0.0%
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		12	10,595
Molson Coors Brewing Co., 5.00%, 5/01/42		10	9,735

			20,330
Biotechnology — 0.4%
Amgen, Inc.:
2.13%, 5/01/20		40	39,168
3.13%, 5/01/25		40	37,846
5.65%, 6/15/42		30	33,346
4.40%, 5/01/45		20	18,430
Baxalta, Inc., 4.00%, 6/23/25 (a)		34	33,747
Celgene Corp.:
2.25%, 5/15/19		25	25,049
3.25%, 8/15/22		25	24,723
Gilead Sciences, Inc.:
2.35%, 2/01/20		10	10,036
4.50%, 2/01/45		13	12,950

			235,295
Capital Markets — 1.9%
The Bank of New York Mellon Corp.:
2.10%, 1/15/19		71	71,208
3.00%, 2/24/25		51	49,411
Deutsche Bank AG, 1.88%, 2/13/18		37	36,887
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16		58	58,940
2.63%, 1/31/19		125	126,547
2.55%, 10/23/19		180	180,422
2.60%, 4/23/20		46	45,769
3.50%, 1/23/25		25	24,245
3.75%, 5/22/25		126	124,342
4.80%, 7/08/44		15	14,807
Jefferies Group LLC, 6.50%, 1/20/43		10	9,770
Lehman Brothers Holdings, Inc., 6.50%, 7/19/17 (b)(d)		150	15
Morgan Stanley:
2.80%, 6/16/20		153	153,163
3.75%, 2/25/23		153	154,704
3.70%, 10/23/24		56	55,773
4.30%, 1/27/45		99	92,505

			1,198,508
Chemicals — 0.5%
Agrium, Inc.:
3.15%, 10/01/22		17	16,483
4.13%, 3/15/35		14	12,518
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 2.45%, 5/01/20 (a)		43	42,725
The Dow Chemical Co.:
4.38%, 11/15/42		9	8,199
4.63%, 10/01/44		11	10,268
Eastman Chemical Co., 4.80%, 9/01/42		15	14,387
Ecolab, Inc., 2.25%, 1/12/20		19	18,809
LYB International Finance BV, 4.00%, 7/15/23		46	47,074
LyondellBasell Industries NV, 5.00%, 4/15/19		105	113,743
Monsanto Co., 3.60%, 7/15/42		25	19,848
The Sherwin-Williams Co., 4.00%, 12/15/42		10	9,278

			313,332
Commercial Services & Supplies — 0.1%
Republic Services, Inc., 3.20%, 3/15/25		36	34,625

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (concluded)
Waste Management, Inc.:
3.13%, 3/01/25	USD	13	$12,612
3.90%, 3/01/35		16	14,670

			61,907
Communications Equipment — 0.1%
Cisco Systems, Inc., 2.13%, 3/01/19		11	11,076
Harris Corp., 2.70%, 4/27/20		14	13,821
Juniper Networks, Inc., 3.30%, 6/15/20		21	21,149
QUALCOMM, Inc., 4.65%, 5/20/35		47	45,496

			91,542
Consumer Finance — 1.8%
Ally Financial, Inc.:
4.13%, 2/13/22		60	57,600
5.13%, 9/30/24		65	65,163
American Express Credit Corp.:
1.13%, 6/05/17		145	144,454
2.25%, 8/15/19		65	65,109
2.38%, 5/26/20		89	88,362
Discover Financial Services, 3.75%, 3/04/25		23	21,961
Ford Motor Credit Co. LLC, 1.72%, 12/06/17		235	233,780
General Motors Financial Co., Inc.:
2.75%, 5/15/16		70	70,836
2.63%, 7/10/17		130	131,415
4.75%, 8/15/17		90	94,978
3.45%, 4/10/22		35	34,295
4.00%, 1/15/25		56	54,949
Synchrony Financial, 2.70%, 2/03/20		19	18,768
Toyota Motor Credit Corp., 2.75%, 5/17/21		81	82,178

			1,163,848
Containers & Packaging — 0.2%
Reynolds Group Issuer, Inc., 6.88%, 2/15/21		130	135,525
Diversified Financial Services — 0.7%
BP Capital Markets PLC, 2.24%, 5/10/19		86	86,649
General Electric Capital Corp.:
3.15%, 9/07/22		50	50,202
3.10%, 1/09/23		102	101,719
Moody’s Corp., 4.50%, 9/01/22		24	25,564
Shell International Finance BV:
2.13%, 5/11/20		83	82,822
4.13%, 5/11/35		70	68,524
3.63%, 8/21/42		16	13,993
Woodside Finance Ltd., 3.65%, 3/05/25 (a)		18	17,287

			446,760
Diversified Telecommunication Services — 1.2%
AT&T Inc.:
2.38%, 11/27/18		21	21,184
2.30%, 3/11/19		60	60,048
2.45%, 6/30/20		91	89,204
3.88%, 8/15/21		32	33,007
3.00%, 6/30/22		121	116,833
3.40%, 5/15/25		28	26,704
4.30%, 12/15/42		33	28,283
4.75%, 5/15/46		17	15,470
Orange SA, 5.50%, 2/06/44		18	19,058
Verizon Communications, Inc.:
2.63%, 2/21/20		106	105,762
3.45%, 3/15/21		45	45,870
5.05%, 3/15/34		17	17,114
4.40%, 11/01/34		110	101,833
3.85%, 11/01/42		98	80,879

See Notes to Financial Statements.

90	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (concluded)
4.86%, 8/21/46	USD	40	$37,437

			798,686
Electric Utilities — 1.1%
Alabama Power Co., 2.80%, 4/01/25		8	7,668
Commonwealth Edison Co., 4.70%, 1/15/44		25	26,311
Duke Energy Carolinas LLC:
4.25%, 12/15/41		40	39,353
3.75%, 6/01/45		19	17,327
Duke Energy Corp., 3.75%, 4/15/24		10	10,189
Duke Energy Florida, Inc., 3.85%, 11/15/42		19	17,564
Entergy Arkansas, Inc., 3.70%, 6/01/24		69	72,024
Exelon Corp., 2.85%, 6/15/20		15	15,087
Florida Power & Light Co., 3.80%, 12/15/42		14	13,064
Georgia Power Co., 3.00%, 4/15/16		156	158,752
PacifiCorp.:
3.60%, 4/01/24		91	93,949
3.35%, 7/01/25		56	56,039
Progress Energy, Inc., 4.88%, 12/01/19		5	5,460
Public Service Co. of Colorado, 2.50%, 3/15/23		33	31,694
Puget Sound Energy, Inc., 4.30%, 5/20/45		39	38,782
Southern California Edison Co., 1.25%, 11/01/17		19	18,983
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		57	56,620

			678,866
Electrical Equipment — 0.0%
Rockwell Automation, Inc., 2.88%, 3/01/25		25	24,245
Energy Equipment & Services — 0.0%
Ensco PLC, 5.75%, 10/01/44		7	6,238
Transocean, Inc., 6.80%, 3/15/38		10	7,475

			13,713
Food & Staples Retailing — 0.1%
CVS Health Corp., 5.30%, 12/05/43		10	10,897
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		17	16,414
4.00%, 4/11/43		10	9,542

			36,853
Food Products — 0.0%
Kraft Foods Group, Inc., 6.88%, 1/26/39		11	13,480
Health Care Equipment & Supplies — 0.8%
Abbott Laboratories:
2.55%, 3/15/22		98	95,746
2.95%, 3/15/25		83	79,793
Baxter International, Inc., 2.40%, 8/15/22		23	21,794
Becton Dickinson and Co.:
1.45%, 5/15/17		30	29,978
1.80%, 12/15/17		11	11,001
2.68%, 12/15/19		38	38,029
3.13%, 11/08/21		17	16,853
4.69%, 12/15/44		8	7,741
Boston Scientific Corp.:
2.65%, 10/01/18		28	28,403
2.85%, 5/15/20		37	36,739
3.85%, 5/15/25		41	39,780
Medtronic, Inc.:
2.50%, 3/15/20 (a)		24	24,040
3.13%, 3/15/22		22	22,293
4.63%, 3/15/44		33	33,266
4.63%, 3/15/45 (a)		22	22,272
Zimmer Holdings, Inc.:
3.55%, 4/01/25		11	10,628

Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies (concluded)
4.25%, 8/15/35	USD	32	$29,576

			547,932
Health Care Providers & Services — 1.3%
Aetna, Inc.:
4.50%, 5/15/42		26	24,185
4.13%, 11/07/42		14	12,406
AmerisourceBergen Corp.:
1.15%, 5/15/17		82	81,860
3.25%, 3/01/25		10	9,620
4.25%, 3/01/45		10	9,078
Anthem, Inc.:
1.88%, 1/15/18		130	129,774
2.30%, 7/15/18		164	164,976
3.30%, 1/15/23		65	62,471
4.65%, 8/15/44		17	15,549
Cigna Corp., 3.25%, 4/15/25		60	57,553
Express Scripts Holding Co.:
1.25%, 6/02/17		25	24,883
3.90%, 2/15/22		16	16,430
HCA, Inc.:
5.38%, 2/01/25		60	60,978
5.25%, 4/15/25		65	67,600
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		20	19,845
UnitedHealth Group, Inc.:
2.88%, 12/15/21		34	33,996
3.95%, 10/15/42		39	35,287

			826,491
Hotels, Restaurants & Leisure — 0.0%
McDonald’s Corp., 4.60%, 5/26/45		10	9,756
Household Durables — 0.1%
Newell Rubbermaid, Inc., 2.88%, 12/01/19		71	71,759
Household Products — 0.1%
Kimberly-Clark Corp.:
1.90%, 5/22/19		70	69,839
2.65%, 3/01/25		11	10,633

			80,472
Industrial Conglomerates — 0.1%
Eaton Corp., 2.75%, 11/02/22		40	38,905
General Electric Co., 4.50%, 3/11/44		54	54,842

			93,747
Insurance — 1.8%
Aflac, Inc., 3.63%, 6/15/23		21	21,222
The Allstate Corp., 3.15%, 6/15/23		21	21,027
American International Group, Inc.:
3.38%, 8/15/20		37	38,298
3.88%, 1/15/35		22	19,871
4.50%, 7/16/44		28	26,635
4.38%, 1/15/55		16	14,250
Aon PLC, 4.75%, 5/15/45		8	7,711
Berkshire Hathaway Finance Corp., 4.30%, 5/15/43		19	18,389
Lincoln National Corp., 3.35%, 3/09/25		11	10,670
Loews Corp., 2.63%, 5/15/23		21	20,080
Manulife Financial Corp., 3.40%, 9/17/15		90	90,461
MetLife, Inc., 4.05%, 3/01/45		45	41,332
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (a)		265	265,599
2.30%, 4/10/19 (a)		150	150,933
Prudential Financial, Inc.:
4.75%, 9/17/15		136	137,052

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	91

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Insurance (concluded)
4.50%, 11/15/20	USD	131	$143,297
4.60%, 5/15/44		53	51,243
The Travelers Cos., Inc., 4.60%, 8/01/43		30	31,043
XLIT Ltd., 2.30%, 12/15/18		35	35,236

			1,144,349
Internet & Catalog Retail — 0.1%
Amazon.com, Inc., 2.60%, 12/05/19		38	38,238
IT Services — 0.0%
MasterCard, Inc., 3.38%, 4/01/24		31	31,644
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22		24	23,716
Machinery — 0.2%
Caterpillar, Inc., 4.75%, 5/15/64		39	38,175
Ingersoll-Rand Luxembourg Finance SA, 2.63%, 5/01/20		25	24,891
John Deere Capital Corp., 3.35%, 6/12/24		50	50,962

			114,028
Media — 1.3%
21st Century Fox America, Inc.:
3.70%, 9/15/24		19	19,142
4.75%, 9/15/44		13	12,711
CBS Corp., 2.30%, 8/15/19		25	24,708
Comcast Corp.:
3.38%, 8/15/25		34	33,551
4.40%, 8/15/35		50	49,649
4.75%, 3/01/44		57	57,863
4.60%, 8/15/45		17	16,854
COX Communications, Inc., 8.38%, 3/01/39 (a)		5	6,374
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
4.60%, 2/15/21		70	74,574
6.38%, 3/01/41		13	13,984
5.15%, 3/15/42		16	15,053
Discovery Communications LLC, 3.45%, 3/15/25		18	16,890
The Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		22	22,503
3.75%, 2/15/23		16	15,831
NBCUniversal Media LLC:
4.38%, 4/01/21		20	21,662
4.45%, 1/15/43		25	24,027
Scripps Networks Interactive, Inc., 2.75%, 11/15/19		39	39,083
Time Warner Cable, Inc.:
5.00%, 2/01/20		30	32,388
4.13%, 2/15/21		58	59,882
4.00%, 9/01/21		8	8,213
5.50%, 9/01/41		44	41,037
Time Warner, Inc.:
2.10%, 6/01/19		100	99,343
3.60%, 7/15/25		39	37,935
4.65%, 6/01/44		40	38,026
Viacom, Inc.:
2.75%, 12/15/19		49	48,996
4.50%, 3/01/21		24	25,389

			855,668
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		37	36,333
5.40%, 11/14/34		17	14,665
Newmont Mining Corp., 3.50%, 3/15/22		14	13,361
Novelis, Inc., 8.75%, 12/15/20		145	153,338

Corporate Bonds		Par (000)	Value
Metals & Mining (concluded)
Nucor Corp., 5.20%, 8/01/43	USD	12	$12,278

			229,975
Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34		16	15,351
Target Corp.:
3.50%, 7/01/24		11	11,229
4.00%, 7/01/42		14	13,230

			39,810
Multi-Utilities — 0.7%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20		17	16,926
3.50%, 2/01/25		17	16,929
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		16	16,457
CMS Energy Corp., 3.88%, 3/01/24		58	58,973
Consumers Energy Co., 3.95%, 5/15/43		14	13,354
Dominion Resources, Inc.:
1.95%, 8/15/16		58	58,449
2.50%, 12/01/19		40	40,120
DTE Electric Co., 3.95%, 6/15/42		19	18,051
DTE Energy Co.:
2.40%, 12/01/19		13	12,999
3.50%, 6/01/24		48	48,066
NiSource Finance Corp., 3.85%, 2/15/23		30	30,870
Pacific Gas & Electric Co.:
4.75%, 2/15/44		19	19,588
4.30%, 3/15/45		14	13,447
PG&E Corp., 2.40%, 3/01/19		29	29,038
Sempra Energy, 2.88%, 10/01/22		12	11,635
Virginia Electric & Power Co.:
4.45%, 2/15/44		14	14,059
4.20%, 5/15/45		32	30,923

			449,884
Oil, Gas & Consumable Fuels — 3.2%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		18	23,558
4.50%, 7/15/44		18	16,543
Chevron Corp.:
2.19%, 11/15/19		10	10,055
1.96%, 3/03/20		102	101,164
Continental Resources, Inc.:
3.80%, 6/01/24		18	16,430
4.90%, 6/01/44		28	23,582
Devon Energy Corp., 5.60%, 7/15/41		21	21,986
Energy Transfer Partners LP:
4.15%, 10/01/20		20	20,555
4.65%, 6/01/21		65	66,712
4.90%, 3/15/35		21	18,948
6.63%, 10/15/36		15	15,813
5.15%, 2/01/43		19	16,920
Enterprise Products Operating LLC:
3.90%, 2/15/24		22	22,091
3.70%, 2/15/26		19	18,397
4.45%, 2/15/43		49	44,285
EOG Resources, Inc.:
2.45%, 4/01/20		116	116,805
3.90%, 4/01/35		41	38,813
Exxon Mobil Corp., 1.82%, 3/15/19		99	99,128
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		451	444,687
4.70%, 11/01/42		38	31,742
Kinder Morgan, Inc., 3.05%, 12/01/19		128	127,858

See Notes to Financial Statements.

92	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Laredo Petroleum, Inc., 7.38%, 5/01/22	USD	5	$5,263
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19		86	67,295
Marathon Petroleum Corp., 4.75%, 9/15/44		12	10,952
MEG Energy Corp.:
6.50%, 3/15/21 (a)		8	7,700
7.00%, 3/31/24		13	12,464
Noble Energy, Inc., 4.15%, 12/15/21		35	36,462
Occidental Petroleum Corp., 3.13%, 2/15/22		26	26,065
Peabody Energy Corp., 6.00%, 11/15/18		12	5,760
Phillips 66, 4.88%, 11/15/44		11	10,506
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19		98	97,584
2.85%, 1/31/23		67	62,883
5.15%, 6/01/42		15	14,505
4.90%, 2/15/45		14	13,200
Spectra Energy Partners LP, 3.50%, 3/15/25		96	91,936
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23		33	31,230
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		18	18,119
2.50%, 8/01/22		26	24,664
4.63%, 3/01/34		39	38,669
Valero Energy Corp., 3.65%, 3/15/25		63	61,257
Western Gas Partners LP, 4.00%, 7/01/22		30	30,104
Williams Partners LP:
4.00%, 11/15/21		69	69,646
4.50%, 11/15/23		12	12,055
4.90%, 1/15/45		42	36,038

			2,080,429
Paper & Forest Products — 0.1%
International Paper Co.:
3.65%, 6/15/24		17	16,755
4.80%, 6/15/44		25	23,183

			39,938
Pharmaceuticals — 2.1%
AbbVie, Inc.:
2.50%, 5/14/20		56	55,426
2.90%, 11/06/22		35	33,891
4.50%, 5/14/35		54	52,828
4.40%, 11/06/42		27	25,547
Actavis Funding SCS:
2.35%, 3/12/18		475	477,508
3.00%, 3/12/20		420	420,953
Bristol-Myers Squibb Co., 4.50%, 3/01/44		23	23,809
Eli Lilly & Co.:
2.75%, 6/01/25		7	6,762
3.70%, 3/01/45		13	11,794
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22		22	21,807
Merck & Co., Inc., 3.70%, 2/10/45		48	42,882
Mylan, Inc., 3.13%, 1/15/23 (a)		37	35,305
Novartis Capital Corp., 4.40%, 4/24/20		35	38,628
Pfizer, Inc.:
4.30%, 6/15/43		15	14,657
4.40%, 5/15/44		11	10,852
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		17	17,326
Valeant Pharmaceuticals International, Inc., 6.13%, 4/15/25 (a)		55	56,581
Zoetis, Inc., 3.25%, 2/01/23		12	11,626

			1,358,182

Corporate Bonds		Par (000)	Value
Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.:
3.45%, 9/15/21	USD	22	$21,894
3.50%, 1/31/23		8	7,684
5.00%, 2/15/24		8	8,457
ERP Operating LP, 3.38%, 6/01/25		19	18,605
HCP, Inc., 4.00%, 6/01/25		39	38,181
Omega Healthcare Investors, Inc., 4.50%, 4/01/27 (a)		16	15,348
Simon Property Group LP:
3.38%, 10/01/24		28	27,820
4.25%, 10/01/44		20	18,992
Ventas Realty LP, 3.75%, 5/01/24		40	39,418

			196,399
Road & Rail — 0.4%
Burlington Northern Santa Fe LLC:
3.00%, 3/15/23		24	23,447
4.15%, 4/01/45		10	9,223
CSX Corp., 4.10%, 3/15/44		12	10,989
Norfolk Southern Corp., 4.45%, 6/15/45		19	18,230
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 2/01/22 (a)		42	40,712
Ryder System, Inc., 2.45%, 9/03/19		57	56,883
Union Pacific Corp.:
3.38%, 2/01/35		11	9,779
3.88%, 2/01/55		30	26,381
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		55	54,835

			250,479
Software — 0.6%
Adobe Systems, Inc., 3.25%, 2/01/25		15	14,482
First Data Corp.:
7.38%, 6/15/19 (a)		50	51,975
8.75%, 1/15/22		60	63,788
Microsoft Corp.:
3.50%, 2/12/35		40	36,568
3.75%, 2/12/45		21	18,934
Oracle Corp.:
2.80%, 7/08/21		121	122,474
4.30%, 7/08/34		28	27,612
4.38%, 5/15/55		60	55,752

			391,585
Specialty Retail — 0.1%
The Home Depot, Inc.:
5.40%, 9/15/40		11	12,530
4.40%, 3/15/45		11	10,984
Lowe’s Cos., Inc., 4.25%, 9/15/44		12	11,603
QVC, Inc.:
3.13%, 4/01/19		12	11,919
5.13%, 7/02/22		28	28,834

			75,870
Technology Hardware, Storage & Peripherals — 0.9%
Apple Inc.:
2.10%, 5/06/19		174	175,751
2.00%, 5/06/20		299	297,267
3.45%, 2/09/45		12	10,170
Hewlett-Packard Co., 3.75%, 12/01/20		68	70,074

			553,262

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	93

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Tobacco — 0.4%
Altria Group, Inc.:
2.63%, 1/14/20	USD	23	$22,911
2.85%, 8/09/22		12	11,535
4.25%, 8/09/42		12	10,650
Philip Morris International, Inc.:
1.13%, 8/21/17		50	49,911
4.13%, 3/04/43		19	17,529
4.88%, 11/15/43		23	23,797
Reynolds American, Inc.:
2.30%, 6/12/18		22	22,164
3.25%, 6/12/20		18	18,232
3.25%, 11/01/22		12	11,558
4.45%, 6/12/25		27	27,508
4.75%, 11/01/42		19	17,236

			233,031
Trading Companies & Distributors — 0.1%
Air Lease Corp., 3.75%, 2/01/22		44	43,974
GATX Corp., 2.60%, 3/30/20		26	25,655
United Rentals North America, Inc., 7.63%, 4/15/22		20	21,650

			91,279
Wireless Telecommunication Services — 0.9%
America Movil SAB de CV, 2.38%, 9/08/16		205	207,587
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		190	214,559
Sprint Corp., 7.88%, 9/15/23		45	43,889
T-Mobile USA, Inc.:
6.63%, 4/28/21		30	31,125
6.73%, 4/28/22		25	26,063
6.84%, 4/28/23		10	10,513
Vodafone Group PLC, 2.50%, 9/26/22		20	18,345

			552,081
Total Corporate Bonds — 29.9%			19,305,217

Foreign Agency Obligations
Norway — 0.2%
Statoil ASA, 2.90%, 11/08/20		145	148,561

Foreign Government Obligations
Brazil — 0.3%
Federative Republic of Brazil, 4.25%, 1/07/25		200	193,100
Germany — 0.4%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	250	302,254
Mexico — 1.2%
United Mexican States:
4.75%, 6/14/18	MXN	3,200	204,422
8.50%, 12/13/18		750	53,211
5.00%, 12/11/19		800	50,478
4.00%, 10/02/23	USD	310	318,525
8.00%, 12/07/23	MXN	1,000	71,896
6.05%, 1/11/40	USD	4	4,540
4.75%, 3/08/44		66	62,700

			765,772

Foreign Government Obligations		Par (000)	Value
Russia — 0.1%
Russian Federation:
7.60%, 7/20/22	RUB	555	$8,468
7.00%, 8/16/23		2,955	42,543

			51,011
Slovenia — 0.2%
Republic of Slovenia, 2.25%, 3/25/22	EUR	101	115,294
Turkey — 0.3%
Republic of Turkey, 5.75%, 3/22/24	USD	200	216,500
Total Foreign Government Obligations — 2.5%			1,643,931

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.5%
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 0.48%, 1/25/36 (b)		16	13,092
Series 2006-OA14, Class 1A1, 1.88%, 11/25/46 (b)		81	68,326
Series 2006-OA6, Class 1A2, 0.39%, 7/25/46 (b)		42	36,694
Series 2007-22, Class 2A16, 6.50%, 9/25/37		459	364,494
Series 2007-OA3, Class 1A1, 0.32%, 4/25/47 (b)		19	15,768
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 1.12%, 4/25/46 (b)		115	66,012
Series 2006-OA5, Class 2A1, 0.38%, 4/25/46 (b)		89	71,889
Credit Suisse Commercial Mortgage Trust, Series 2014-9R, Class 3A1, 1.90%, 11/27/37 (a)(b)		47	43,991
Credit Suisse Mortgage Capital Certificates:
Series 2011-2R, Class 1A1, 2.43%, 3/27/37 (a)(b)		54	52,839
Series 2014-11R, Class 16A1, 3.17%, 9/27/47 (a)(b)		54	51,843
Series 2015-5R, Class 3A1, 4.45%, 1/29/37		30	29,979
Series 2015-PR1, Class A-1, 3.50%, 2/25/55 (a)(b)		98	94,702
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.33%, 12/25/36 (b)		103	87,635
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 0.98%, 11/25/34 (b)		28	27,964
LSTAR Securities Investment Trust:
Series 2014-1, Class Note, 3.28%, 9/01/21 (a)(b)		190	189,898
Series 2014-2, Class A, 2.18%, 12/01/21 (a)(b)		124	123,049
Residential Accredit Loans, Inc. Trust, Series 2006-QO2, Class A1, 0.41%, 2/25/46 (b)		110	51,381
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 2.74%, 4/25/47 (b)		231	181,904

			1,571,460

See Notes to Financial Statements.

94	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 7.3%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)	USD	15	$15,640
Series 2007-3, Class A1A, 5.75%, 6/10/49 (b)		130	139,301
Series 2007-3, Class A4, 5.75%, 6/10/49 (b)		290	306,419
Series 2007-3, Class AJ, 5.75%, 6/10/49 (b)		20	20,734
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		40	42,070
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-FL1, Class A, 1.59%, 12/15/31 (a)(b)		100	100,129
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		88	92,081
Series 2007-PW16, Class AM, 5.90%, 6/11/40 (b)		25	26,773
Series 2007-PW17, Class A3, 5.74%, 6/11/50		19	18,713
Carefree Portfolio Trust, Series 2014-CARE, Class A, 1.51%, 11/15/19 (a)(b)		100	100,249
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.59%, 12/15/27 (a)(b)		100	100,035
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class A, 0.94%, 6/15/33 (a)(b)		100	99,459
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.33%, 11/15/44 (b)		15	16,292
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.96%, 5/15/46 (b)		80	85,488
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJFL, 0.88%, 12/10/49 (a)(b)		40	38,861
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		40	42,906
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		100	104,665
Series 2013-FL3, Class A, 1.70%, 10/13/28 (a)(b)		115	114,849
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		110	111,495
Series 2014-FL5, Class D, 4.00%, 10/15/31 (a)(b)		100	92,560
Series 2014-KYO, Class F, 3.69%, 6/11/27 (a)(b)		100	100,094
Series 2015-CR22, Class A5, 3.31%, 3/10/48		20	19,897
Series 2015-LC21, Class A4, 3.71%, 7/10/48		10	10,252
Core Industrial Trust, Series 2015-CALW, Class A, 3.04%, 2/10/34 (a)		100	100,376
Credit Suisse Commercial Mortgage Trust, Series 2015-DEAL, Class A, 1.51%, 4/15/29 (a)(b)		100	99,369
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		2	2,242
Credit Suisse Mortgage Capital Certificates, Series 2010-RR2, Class 2A, 6.15%, 9/15/39 (a)(b)		144	151,714
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.19%, 3/15/18 (a)(b)		100	100,030

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Deutsche Bank Re-REMIC Trust, Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)	USD	74	$74,314
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		100	100,321
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.55%, 12/10/27 (a)(b)		180	170,576
GS Mortgage Securities Trust, Series 2013-GC16, Class A4, 4.27%, 11/10/46		10	10,789
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)		150	152,028
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-CB20, Class AJ, 6.28%, 2/12/51 (b)		10	10,450
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		92	95,900
Series 2015-CSMO, Class D, 3.49%, 1/15/32 (a)(b)		100	100,212
Merrill Lynch Mortgage Trust:
Series 2005-CKI1, Class AJ, 5.28%, 11/12/37 (b)		100	100,751
Series 2007-C1, Class A1A, 5.84%, 6/12/50 (b)		58	60,624
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.36%, 2/12/44 (b)		25	24,514
Series 2007-HQ12, Class A2FX, 5.59%, 4/12/49 (b)		32	32,025
Series 2007-HQ12, Class AM, 5.86%, 4/12/49 (b)		160	168,907
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		60	63,316
Series 2007-IQ14, Class A1A, 5.67%, 4/15/49 (b)		37	39,469
Series 2007-IQ15, Class AM, 5.91%, 6/11/49 (b)		175	186,130
Morgan Stanley Re-REMIC Trust:
Series 2011-IO, Class C, 0.00%, 3/23/51 (a)(e)		83	78,196
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		62	61,886
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		59	58,952
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.15%, 2/16/51 (a)(b)		372	383,058
SCG Trust, Series 2013-SRP1, Class AJ, 2.14%, 11/15/26 (a)(b)		100	100,296
STRIPs Ltd.:
Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		56	55,464
Series 2012-1A, Class B, 0.50%, 12/25/44 (a)(b)		100	90,750
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		16	16,295
Series 2006-C29, Class AM, 5.34%, 11/15/48		15	15,760
Series 2006-WL7A, Class H, 0.59%, 9/15/21 (a)(b)		100	97,692
Series 2007-C33, Class AJ, 6.15%, 2/15/51 (b)		75	77,537
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		49	48,754

			4,727,659

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	95

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 0.8%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)	USD	1,760	$90,475
Commercial Mortgage Pass-Through Certificates:
Series 2013-LC6, Class XA, 1.90%, 1/10/46 (b)		996	78,127
Series 2015-3BP, Class XA, 0.17%, 2/10/35 (a)(b)		939	7,897
Series 2015-CR23, Class XA, 1.16%, 5/10/48 (b)		300	20,392
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, 1.86%, 2/10/46 (b)		1,307	118,737
Hilton USA Trust, Series 2013-HLT, Class X1FX, 0.10%, 11/05/30 (a)(b)		1,225	489
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class XA, 0.00%, 12/15/47 (b)		966	83,919
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class XA, 1.31%, 12/15/47 (b)		201	14,279
WF-RBS Commercial Mortgage Trust:
Series 2014-C24, Class XA, 1.13%, 11/15/47 (b)		414	27,159
Series 2014-LC14, Class XA, 1.61%, 3/15/47 (b)		985	78,154

			519,628
Total Non-Agency Mortgage-Backed Securities — 10.6%			6,818,747

Other Interests (f)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (d)(g)		55	6
Lehman Brothers Holdings, Inc. (d)(g)		325	33
Total Other Interests — 0.0%			39

Preferred Securities
Capital Trusts		Par (000)
Aerospace & Defense — 0.1%
United Technologies Corp., 1.78%, 5/04/18 (h)		78	78,240
Banks — 0.1%
Bank of America Corp., 6.10% (b)(i)		14	13,825
Citigroup, Inc., 5.90% (b)(i)		17	16,745
Citigroup, Inc., 5.95% (b)(i)		50	48,260

			78,830
Capital Markets — 0.1%
State Street Capital Trust IV, 1.29%, 6/01/77 (b)		20	17,450
Consumer Finance — 0.1%
Capital One Financial Corp., 5.55% (b)(i)		31	30,729
Insurance — 0.0%
MetLife, Inc., 5.25% (b)(i)		16	15,860
Total Capital Trusts — 0.4%			221,109

Preferred Stock — 0.2%		Shares	Value
Media — 0.2%
NBCUniversal Enterprise, Inc. 5.25% (a)(i)		100,000	$106,375

Trust Preferreds
Consumer Finance — 0.1%
GMAC Capital Trust I, 8.13%, 2/15/40 (b)		4,000	103,920
Diversified Financial Services — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		6,917	179,565
Total Trust Preferreds — 0.4%			283,485
Total Preferred Securities — 1.0%			610,969

Taxable Municipal Bonds		Par (000)
Bay Area Toll Authority RB, 5.00%, 10/01/54	USD	60	64,243
City of San Jose, CA Airport Revenue RB, AMBAC, 5.00%, 3/01/37		15	15,503
County of Miami-Dade, FL Aviation Revenue RB, 5.00%, 10/01/38		30	32,370
County of Sacramento, CA Airport System Revenue RB, AGM, 5.25%, 7/01/39		10	10,771
Energy Northwest RB, 5.00%, 7/01/19		40	45,771
Los Angeles Community College District/CA GO, 6.60%, 8/01/42		15	20,022
Los Angeles Unified School District GO, 5.00%, 7/01/22		30	35,898
Massachusetts Development Finance Agency RB, 5.00%, 7/01/44		45	47,390
Massachusetts Educational Financing Authority RB, 5.00%, 1/01/22		35	38,759
Metropolitan Transportation Authority RB, 6.81%, 11/15/40		20	26,121
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		15	17,988
New Jersey Economic Development Authority RB, 5.00%, 3/01/21		85	92,188
New Jersey Health Care Facilities Financing Authority RB, 5.00%, 7/01/44		140	148,648
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		23	31,940
New York City Water & Sewer System RB:
5.38%, 6/15/43		95	110,726
5.50%, 6/15/43		115	135,097
5.88%, 6/15/44		20	25,023
New York State Dormitory Authority RB, 5.39%, 3/15/40		15	17,509
New York State Thruway Authority RB, 5.00%, 1/01/31		10	11,325
New York State Urban Development Corp RB, 5.00%, 3/15/20		50	58,029
Pennsylvania Economic Development Financing Authority RB, 5.00%, 12/31/38		20	21,055
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		30	31,819
Richland County School District No. 2/SC GO, 5.00%, 2/01/22		15	17,786
South Carolina State Public Service Authority RB, 5.00%, 12/01/46		35	37,825
South Carolina Transportation Infrastructure Bank RB, 5.00%, 10/01/23-10/01/24		20	23,850
State of California GO, 7.60%, 11/01/40		85	125,945
State of Georgia GO, 5.00%, 2/01/22		25	29,858

See Notes to Financial Statements.

96	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Taxable Municipal Bonds		Par (000)	Value
State of Illinois GO, 5.10%, 6/01/33	USD	80	$74,252
University of California RB, 4.86%, 5/15/12		15	13,552
Total Taxable Municipal Bonds — 2.1%			1,361,263

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.3%
Fannie Mae:
Series 2013-C01, Class M2, 5.43%, 10/25/23 (b)		115	124,861
Series 2014-C01, Class M2, 4.58%, 1/25/24 (b)		41	42,212

			167,073
Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae:
Series 2014-M13, Class A2, 3.02%, 8/25/24 (b)		15	15,096
Series 2015-M3, Class A2, 2.72%, 10/25/24		46	45,416

			60,512
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae:
Series 2013-M5, Class X2, 2.48%, 1/25/22 (b)		280	29,445
Series 2014-M13, Class X2, 0.24%, 2/25/24 (b)		1,871	22,483
Freddie Mac, Series K718, Class X1, 0.77%, 1/25/22		310	11,453
Ginnie Mae, Series 2012-120, Class IO, 0.93%, 2/16/53 (b)		523	35,496

			98,877
Mortgage-Backed Securities — 44.3%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/30 (j)		561	567,796
3.00%, 4/01/29-7/01/45 (b)(j)		2,818	2,840,239
3.14%, 3/01/41 (b)		47	49,512
3.16%, 12/01/40 (b)		62	66,027
3.36%, 6/01/41 (b)		52	55,246
3.50%, 7/01/26-7/01/45 (j)		2,978	3,114,946
3.51%, 9/01/41 (b)		38	40,714
4.00%, 2/01/25-7/01/45 (j)		4,743	5,032,089
4.50%, 2/01/25-3/01/44 (j)		1,929	2,081,699
4.69%, 8/01/38 (b)		58	61,449
5.00%, 7/01/33-7/01/45 (j)		988	1,094,521
5.50%, 2/01/35-7/01/45 (j)		759	855,002
6.00%, 2/01/17-9/01/40		384	437,686
6.50%, 5/01/40		197	225,872
7.00%, 2/01/16 (k)		0	63
Freddie Mac Mortgage-Backed Securities:
2.50%, 7/01/30 (j)		300	303,469
2.56%, 4/01/38 (b)		91	96,219
3.00%, 7/01/30-7/01/45 (j)		1,492	1,494,944
3.02%, 2/01/41 (b)		54	57,998
3.50%, 4/01/42-7/01/45 (j)		860	886,462
4.00%, 8/01/44-7/01/45 (j)		1,570	1,660,657
4.50%, 2/01/39-7/01/45 (j)		492	531,384
5.00%, 8/01/40-7/01/45 (j)		385	425,195
5.50%, 6/01/41		115	128,174
6.00%, 6/01/35-7/01/45 (j)		171	193,918

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (concluded)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/45 (j)	USD	907	$915,574
3.50%, 10/20/42-7/15/45 (j)		1,870	1,945,922
4.00%, 12/20/40-7/15/45 (j)		1,425	1,512,685
4.50%, 5/20/41-2/15/42		1,166	1,270,426
5.00%, 7/15/39-7/15/45 (j)		402	444,874
5.50%, 5/20/36-7/15/45 (j)		208	234,177

			28,624,939
Total U.S. Government Sponsored Agency Securities — 44.8%			28,951,401

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.00%, 5/15/45 (l)		2,940	2,881,494
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25		2,078	2,038,057
U.S. Treasury Notes:
0.63%, 5/31/17-6/30/17 (m)		2,546	2,545,224
1.13%, 6/15/18 (m)		3,105	3,116,644
1.63%, 6/30/20		1,931	1,930,849
1.88%, 5/31/22		665	657,622
2.13%, 6/30/22		650	652,742
Total U.S. Treasury Obligations — 21.4%			13,822,632
Total Long-Term Investments (Cost — $81,119,666) — 125.4%			80,972,123

Short-Term Securities
Borrowed Bond Agreements — 0.8% (n)
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.00%, 7/01/15 (Purchased on 6/30/15 to be repurchased at $523,083, collateralized by U.S. Treasury Notes, 2.13% due at 5/15/25, original par and fair value of USD 532,400 and $522,750, respectively)		523	523,083
Total Short-Term Securities (Cost — $523,083) — 0.8%			523,083

Options Purchased
(Cost — $29,997) — 0.0%			12,834
Total Investments Before Investments Sold Short, Borrowed Bonds, Options Written and TBA Sale Commitments (Cost — $81,672,746) — 126.2%			81,508,040

Borrowed Bonds
U.S. Treasury Obligations — (0.8)%
U.S. Treasury Notes, 2.13%, 5/15/25		532	(522,750)
(Proceeds — $521,751) — (0.8)%			(522,750)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	97

Schedule of Investments (continued)	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Investments Sold Short		Par (000)	Value
U.S. Treasury Obligations — (0.6)%
U.S. Treasury Notes, 2.13%, 5/15/25	USD	393	$(385,877)
(Proceeds — $385,428) — (0.6)%			(385,877)

Options Written
(Premiums Received — $ 38,838) — (0.0)%			(26,277)

TBA Sale Commitments (j)
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/45		1,390	(1,384,815)
3.50%, 7/01/30		769	(811,019)
4.00%, 7/01/30-7/01/45		1,700	(1,797,945)
4.50%, 7/01/45		620	(670,278)
5.00%, 7/01/45		800	(883,445)
5.50%, 7/01/45		500	(561,376)
6.00%, 7/01/45		100	(113,576)
6.50%, 7/01/45		100	(115,000)

TBA Sale Commitments (j)		Par (000)	Value
Freddie Mac Mortgage-Backed Securities:
3.00%, 10/01/43	USD	550	$(546,713)
4.00%, 7/01/45		600	(634,512)
6.00%, 7/01/45		100	(113,277)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/15/45		800	(830,281)
4.00%, 7/15/45		300	(317,924)
4.50%, 7/15/45		430	(465,911)
Total TBA Sale Commitments (Proceeds — $9,261,528) — (14.3)%			(9,246,072)
Total Investments Net of Investment Sold Short, Borrowed Bonds, Options Written and TBA Sale Commitments — 110.5%			$71,327,064
Liabilities in Excess of Other Assets — (10.5)%			(6,757,854)

Net Assets — 100.0%			$64,569,210

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Zero-coupon bond.

(f)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(g)	Non-income producing security.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Represents or includes a TBA transaction. As of June 30, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(324,141)	$ 889
BNP Paribas Securities Corp.	$107,986	$ (420)
Citigroup Global Markets, Inc.	$(199,254)	$ 2,828
Credit Suisse Securities (USA) LLC	$1,495,625	$ 3,523
Deutsche Bank Securities, Inc.	$(5,887)	$ 4,608
Goldman Sachs & Co.	$2,090,886	$ 6,096
J.P. Morgan Securities LLC	$(171,559)	$(2,589)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$921,546	$(3,372)
Morgan Stanley & Co. LLC	$(7,890)	$ 1,907
Nomura Securities International, Inc.	$(207,570)	$ 1,617
RBC Capital Markets, LLC	$(225)	$ 1,545

(k)	Par is less than $500.

(l)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(m)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(n)	Certain agreements have no stated maturity and can be terminated by either party at any time.

•

During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Fund for purpose of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	741,711	(741,711)	—	$929

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

98	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio

•	As of June 30, 2015, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.20%	6/30/15	7/01/15	$2,571,000	$2,571,014
J.P. Morgan Securities LLC	0.21%	6/30/15	7/01/15	2,007,500	2,007,512
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.00%	6/30/15	7/01/15	1,995,970	1,995,970
Total				$6,574,470	$6,574,496

•

As of June 30, 2015, U.S. Treasury Obligations with an aggregate value of $6,574,496 have been pledged as collateral in connection with open reverse repurchase agreements. All open reverse repurchase agreements will mature on the next business day.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
4	Australian Government Bonds (10 Year)	Sydney	September 2015	USD	2,920,863	$ 2,404
(1)	Euro-Bobl	Eurex	September 2015	USD	144,463	(224)
3	Euro-BTP Italian Government Bonds Futures	Eurex	September 2015	USD	435,495	(7,907)
(2)	Euro-Bund	Eurex	September 2015	USD	338,915	(3,659)
13	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2015	USD	1,960,969	(34,689)
11	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2015	USD	1,387,891	3,435
11	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2015	USD	2,408,313	5,391
4	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2015	USD	477,031	60
(27)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	6,713,888	(1,624)
(4)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	990,750	(1,143)
(14)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	3,452,050	(3,494)
3	Euro Dollar Futures	Chicago Mercantile	June 2017	USD	736,988	72
Total						$(41,378)

•	As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	22,204	USD	7,157	Goldman Sachs International	7/02/15	$ (15)
BRL	12,580	USD	4,000	Goldman Sachs International	7/02/15	43
BRL	9,351	USD	3,000	UBS AG	7/02/15	8
USD	7,000	BRL	22,204	Goldman Sachs International	7/02/15	(136)
USD	4,055	BRL	12,580	Goldman Sachs International	7/02/15	8
USD	3,014	BRL	9,351	UBS AG	7/02/15	6
USD	47,460	MXN	722,447	JPMorgan Chase Bank N.A.	7/02/15	1,502
USD	79,674	MXN	1,214,212	Goldman Sachs International	7/09/15	2,474
RUB	163,238	USD	3,197	Citibank N.A.	7/14/15	(256)
RUB	163,239	USD	3,195	Goldman Sachs Bank USA	7/14/15	(254)
RUB	326,847	USD	6,402	JPMorgan Chase Bank N.A.	7/14/15	(513)
USD	5,712	RUB	299,776	Citibank N.A.	7/14/15	311
USD	2,943	RUB	154,091	JPMorgan Chase Bank N.A.	7/14/15	167
USD	3,105	RUB	162,949	JPMorgan Chase Bank N.A.	7/14/15	169
USD	11,306	RUB	628,268	Morgan Stanley Capital Services LLC	7/14/15	(14)
USD	10,978	RUB	602,397	Morgan Stanley Capital Services LLC	7/14/15	124
USD	6,184	RUB	324,598	Morgan Stanley Capital Services LLC	7/14/15	336
USD	11,280	RUB	605,179	Morgan Stanley Capital Services LLC	7/14/15	376
USD	11,372	RUB	605,550	Morgan Stanley Capital Services LLC	7/14/15	461

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	99

Schedule of Investments (continued)	BlackRock Total Return Portfolio

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	53,506	MXN	815,259	Goldman Sachs International	7/16/15	$ 1,700
MXN	791,873	USD	51,684	Citibank N.A.	7/20/15	(1,378)
USD	53,613	EUR	47,999	Goldman Sachs International	7/20/15	86
USD	64,315	EUR	56,528	Royal Bank of Scotland PLC	7/20/15	1,277
USD	51,453	MXN	791,873	JPMorgan Chase Bank N.A.	7/20/15	1,148
USD	276,493	EUR	247,000	Goldman Sachs International	7/21/15	1,045
USD	40,273	MXN	613,889	Barclays Bank PLC	7/21/15	1,277
USD	84,716	MXN	1,271,000	Barclays Bank PLC	7/21/15	3,979
USD	45,212	MXN	694,503	BNP Paribas S.A.	7/27/15	1,116
USD	65,900	MXN	1,034,109	HSBC Bank PLC	8/03/15	274
USD	3,000	BRL	9,457	UBS AG	8/04/15	(2)
MXN	1,327,398	USD	86,474	Barclays Bank PLC	8/10/15	(2,277)
USD	85,834	MXN	1,327,398	HSBC Bank PLC	8/10/15	1,637
USD	46,513	MXN	722,447	State Street Bank and Trust Co.	8/10/15	688
MXN	811,317	USD	52,828	Goldman Sachs International	8/17/15	(1,391)
USD	52,440	MXN	811,317	UBS AG	8/17/15	1,003
USD	2,479	RUB	143,698	Deutsche Bank AG	9/09/15	(58)
USD	13,185	MXN	203,806	Bank of America N.A.	9/18/15	292
Total						$15,213

•	As of June 30, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 90-Day	Put	USD	98.75	9/11/15	53	$10,600
Euro Dollar 90-Day	Put	USD	98.25	9/11/15	53	994
Euro Dollar 90-Day	Put	USD	98.00	9/11/15	2	638
Euro Dollar 90-Day	Put	USD	98.63	9/11/15	2	225
Total						$12,457

•	As of June 30, 2015, OTC interest rate swaptions purchased were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
1-Year Interest Rate Swap	Credit Suisse International	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	1,066	—
1-Year Interest Rate Swap	Deutsche Bank AG	Call	11.40%	Receive	1-day BZDIOVER	7/01/15	BRL	380	—
2-Year Interest Rate Swap	Deutsche Bank AG	Call	1.92%	Receive	3-month KRW Certificate of Deposit	11/09/15	KRW	100,213	$377
Total									$377

•	As of June 30, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 90-Day	Call	USD	99.00	9/11/15	2	$(1,000)
Euro Dollar 90-Day	Call	USD	98.75	9/11/15	4	(1,800)
Euro Dollar 90-Day	Put	USD	98.50	9/11/15	101	(5,681)
Total						$(8,481)

See Notes to Financial Statements.

100	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio

•	As of June 30, 2015, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
1-Year Interest Rate Swap	Credit Suisse International	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	1,066	—
1-Year Interest Rate Swap	Deutsche Bank AG	Call	10.60%	Pay	1-day BZDIOVER	7/01/15	BRL	380	—
5-Year Interest Rate Swap	BNP Paribas S.A.	Call	5.40%	Pay	28-day MXIBTIIE	8/10/15	MXN	916	$ (425)
5-Year Interest Rate Swap	BNP Paribas S.A.	Call	5.40%	Pay	28-day MXIBTIIE	8/19/15	MXN	308	(152)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	5.40%	Pay	28-day MXIBTIIE	8/19/15	MXN	608	(300)
10-Year Interest Rate Swap	Citibank N.A.	Call	0.90%	Pay	6-month EURIBOR	9/18/15	EUR	1,545	(7,024)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	1.63%	Pay	3-month KRW Certificate of Deposit	11/09/15	KRW	100,213	(95)
10-Year Interest Rate Swap	Citibank N.A.	Put	1.50%	Receive	6-month EURIBOR	9/18/15	EUR	1,545	(9,800)
Total									$(17,796)

•	As of June 30, 2015, centrally cleared credit default swaps - sold protection outstanding were as follows:

Index	Receive Fixed Rate	Clearinghouse	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 24 Version 2	5.00%	Chicago Mercantile	6/20/20	B+	USD	321	$2,615
CDX.NA.IG Series 24 Version 1	1.00%	Chicago Mercantile	6/20/20	BBB+	USD	487	388
Total							$3,003

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of June 30, 2015, OTC credit default swaps - buy protection outstanding were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Genworth Holdings, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/16	USD	40	$ 308	$ 496	$(188)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	66	855	577	278
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	66	1,026	866	160
Republic of South Africa	1.00%	Barclays Bank PLC	9/20/20	USD	160	8,392	7,755	637
Republic of Turkey	1.00%	Barclays Bank PLC	9/20/20	USD	14	829	842	(13)
Republic of Turkey	1.00%	BNP Paribas S.A.	9/20/20	USD	33	1,965	2,306	(341)
Federation of Malaysia	1.00%	JPMorgan Chase Bank N.A.	9/20/20	USD	23	448	335	113
CMBX.NA Series 7 AAA	0.50%	Citibank N.A.	1/17/47	USD	18	539	545	(6)
CMBX.NA Series 7 AAA	0.50%	Deutsche Bank AG	1/17/47	USD	10	300	303	(3)
CMBX.NA Series 7 AAA	0.50%	JPMorgan Chase Bank N.A.	1/17/47	USD	25	749	752	(3)
CMBX.NA Series 7 AAA	0.50%	JPMorgan Chase Bank N.A.	1/17/47	USD	25	749	757	(8)
Total						$16,160	$15,534	$ 626

•	As of June 30, 2015, OTC credit default swaps - sold protection outstanding were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BB+	USD	50	$(7,760)	$(1,246)	$(6,514)
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BB+	USD	10	(1,552)	(249)	(1,303)
Barrick Gold Corp.	1.00%	Deutsche Bank AG	12/20/19	BBB-	USD	30	(408)	(1,056)	648
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	15	(2,807)	(1,083)	(1,724)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	10	(1,871)	(698)	(1,173)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	10	(1,871)	(682)	(1,189)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	101

Schedule of Investments (continued)	BlackRock Total Return Portfolio

As of June 30, 2015, OTC credit default swaps - sold protection outstanding were as follows: (concluded)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Apache Corp.	1.00%	JPMorgan Chase Bank N.A.	3/20/20	BBB+	USD	30	$ (102)	$ (1,225)	$ 1,123
The Goldman Sachs Group, Inc.	1.00%	Bank of America N.A.	6/20/20	A-	USD	100	462	554	(92)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	66	(851)	(668)	(183)
Federative Republic of Brazil	1.00%	Bank of America N.A.	9/20/20	BBB-	USD	69	(5,338)	(4,758)	(580)
Federative Republic of Brazil	1.00%	BNP Paribas S.A.	9/20/20	BBB-	USD	70	(5,446)	(4,954)	(492)
Federative Republic of Brazil	1.00%	BNP Paribas S.A.	9/20/20	BBB-	USD	70	(5,450)	(4,954)	(496)
Federative Republic of Brazil	1.00%	BNP Paribas S.A.	9/20/20	BBB-	USD	70	(5,445)	(4,898)	(547)
Federative Republic of Brazil	1.00%	Citibank N.A.	9/20/20	BBB-	USD	24	(1,866)	(1,763)	(103)
Russian Federation	1.00%	Bank of America N.A.	9/20/20	BB+	USD	51	(5,474)	(5,889)	415
United Mexican States	1.00%	BNP Paribas S.A.	9/20/20	BBB+	USD	67	(1,044)	(870)	(174)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	133	(2,081)	(1,772)	(309)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	66	(1,029)	(754)	(275)
Barrick Gold Corp.	1.00%	Goldman Sachs International	6/20/21	BBB-	USD	70	(3,660)	(4,936)	1,276
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	200	(2,382)	(18,721)	16,339
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	50	(989)	(7,068)	6,079
Total							$(56,964)	$(67,690)	$10,726

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	As of June 30, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/26/16	USD	220	$ (31)
1.26%[1]	3-month LIBOR	Chicago Mercantile	1/12/16[2]	1/12/17	USD	3,506	(12,357)
2.17%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/15/23	USD	33	73
2.04%[1]	3-month LIBOR	Chicago Mercantile	N/A	4/30/25	USD	13	431
2.36%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/15/25	USD	17	69
2.45%[1]	3-month LIBOR	Chicago Mercantile	N/A	6/22/25	USD	20	(32)
2.39%[1]	3-month LIBOR	Chicago Mercantile	N/A	4/24/45	USD	100	10,630
2.74%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/08/45	USD	111	3,790
2.74%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/08/45	USD	111	3,689
2.69%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/27/45	USD	205	9,383
2.69%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/27/45	USD	205	9,294
Total							$ 24,939

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

See Notes to Financial Statements.

102	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio

•	As of June 30, 2015, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.30%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/16	BRL	955	$3,641	$ 16	$ 3,625
12.30%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	629	(2,409)	(11)	(2,398)
11.36%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	449	(1,917)	(3)	(1,914)
11.12%[2]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	124	(747)	(1)	(746)
11.26%[2]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	109	(570)	(1)	(569)
12.14%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	930	986	25	961
11.83%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	590	909	(13)	922
11.80%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	577	27	8	19
12.13%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	423	473	11	462
11.85%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	277	(468)	(4)	(464)
11.91%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	255	632	(3)	635
3.69%[2]	28-day MXIBTIIE	Bank of America N.A.	6/20/16	MXN	3,110	35	(2)	37
3.70%[2]	28-day MXIBTIIE	Bank of America N.A.	6/20/16	MXN	3,110	65	(2)	67
3.69%[2]	28-day MXIBTIIE	Bank of America N.A.	6/20/16	MXN	1,964	29	(1)	30
4.19%[2]	28-day MXIBTIIE	Deutsche Bank AG	12/16/16	MXN	1,362	394	(5)	399
2.25%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/22/17	CNY	711	(32)	(3)	(29)
2.27%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/27/17	CNY	717	17	(1)	18
2.24%[2]	7-day China Fixing Repo Rates	JPMorgan Chase Bank N.A.	5/27/17	CNY	705	(68)	(1)	(67)
1.68%[2]	3-month KRW Certificate of Deposit	Citibank N.A.	6/04/17	KRW	186,660	(73)	1	(74)
1.70%[2]	3-month KRW Certificate of Deposit	Bank of America N.A.	6/05/17	KRW	121,683	(1)	1	(2)
1.67%[2]	3-month KRW Certificate of Deposit	Barclays Bank PLC	6/08/17	KRW	126,415	(58)	—	(58)
1.67%[2]	3-month KRW Certificate of Deposit	Citibank N.A.	6/08/17	KRW	125,241	(57)	—	(57)
4.35%[1]	28-day MXIBTIIE	Bank of America N.A.	11/17/17	MXN	468	(17)	2	(19)
4.69%[1]	28-day MXIBTIIE	Bank of America N.A.	3/16/18	MXN	416	(147)	3	(150)
4.55%[1]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	408	(44)	5	(49)
4.57%[1]	28-day MXIBTIIE	Citibank N.A.	3/21/18	MXN	408	(58)	5	(63)
4.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	358	(65)	1	(66)
4.72%[1]	28-day MXIBTIIE	Citibank N.A.	11/14/18	MXN	545	41	1	40
5.05%[1]	28-day MXIBTIIE	Citibank N.A.	11/15/19	MXN	388	47	4	43
5.04%[1]	28-day MXIBTIIE	Bank of America N.A.	11/18/19	MXN	365	99	1	98
4.81%[2]	28-day MXIBTIIE	Bank of America N.A.	1/28/20	MXN	283	(319)	—	(319)
5.42%[2]	28-day MXIBTIIE	Goldman Sachs International	3/06/20	MXN	568	280	(8)	288
5.23%[2]	28-day MXIBTIIE	Bank of America N.A.	3/12/20	MXN	756	(44)	(2)	(42)
2.60%[2]	7-day China Fixing Repo Rates	Goldman Sachs International	5/22/20	CNY	161	66	(2)	68
2.65%[2]	7-day China Fixing Repo Rates	Goldman Sachs International	5/22/20	CNY	145	120	(2)	122
2.60%[2]	7-day China Fixing Repo Rates	HSBC Bank PLC	5/25/20	CNY	305	125	(1)	126
2.63%[2]	7-day China Fixing Repo Rates	JPMorgan Chase Bank N.A.	5/27/20	CNY	153	101	—	101
2.65%[2]	7-day China Fixing Repo Rates	JPMorgan Chase Bank N.A.	5/27/20	CNY	151	123	—	123
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	200	8,405	—	8,405
11.41%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	82	1,702	2	1,700
12.50%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	53	(169)	2	(171)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	103

Schedule of Investments (continued)	BlackRock Total Return Portfolio

As of June 30, 2015, OTC interest rate swaps outstanding were as follows: (concluded)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.05%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	43	$ (510)	$ —	$ (510)
12.35%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	43	(270)	—	(270)
12.44%[2]	1-day BZDIOVER	Citibank N.A.	1/04/21	BRL	76	(358)	2	(360)
12.41%[2]	1-day BZDIOVER	Credit Suisse International	1/04/21	BRL	63	(313)	1	(314)
12.46%[2]	1-day BZDIOVER	Credit Suisse International	1/04/21	BRL	63	(260)	1	(261)
12.35%[2]	1-day BZDIOVER	Credit Suisse International	1/04/21	BRL	44	(275)	—	(275)
12.43%[2]	1-day BZDIOVER	HSBC Bank PLC	1/04/21	BRL	62	(282)	2	(284)
11.84%[2]	1-day BZDIOVER	HSBC Bank PLC	1/04/21	BRL	29	(458)	—	(458)
12.50%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	87	(251)	3	(254)
12.52%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	85	(280)	2	(282)
11.72%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	9	(171)	—	(171)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	210	(16,548)	—	(16,548)
3.25%[1]	3-month LIBOR	UBS AG	7/05/21	USD	300	(26,772)	—	(26,772)
12.26%[2]	1-day BZDIOVER	Citibank N.A.	1/02/23	BRL	70	(511)	3	(514)
12.37%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/23	BRL	123	(626)	5	(631)
2.16%[1]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	100	427	—	427
2.32%[2]	3-month LIBOR	Bank of America N.A.	5/31/23	USD	200	1,532	—	1,532
2.31%[1]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	100	(710)	—	(710)
5.84%[2]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	544	(1,137)	(3)	(1,134)
5.85%[2]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	237	(485)	(1)	(484)
5.73%[1]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	336	914	4	910
5.55%[2]	28-day MXIBTIIE	Bank of America N.A.	1/13/25	MXN	244	(877)	(1)	(876)
5.56%[2]	28-day MXIBTIIE	Goldman Sachs International	1/13/25	MXN	577	(2,074)	(2)	(2,072)
5.88%[1]	28-day MXIBTIIE	Goldman Sachs International	1/28/25	MXN	2	(124)	(130)	6
6.46%[2]	28-day MXIBTIIE	Credit Suisse International	5/30/25	MXN	659	349	(11)	360
6.46%[2]	28-day MXIBTIIE	Credit Suisse International	5/30/25	MXN	238	126	(4)	130
6.46%[2]	28-day MXIBTIIE	Deutsche Bank AG	5/30/25	MXN	302	160	(5)	165
6.43%[2]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	262	82	(4)	86
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	6/09/25	MXN	131	(22)	(1)	(21)
Total						$(38,670)	$(117)	$(38,553)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

104	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock Total Return Portfolio

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$ 6,943,051	$ 1,366,312	$ 8,309,363
Corporate Bonds	—	19,305,217	—	19,305,217
Foreign Agency Obligations	—	148,561	—	148,561
Foreign Government Obligations	—	1,643,931	—	1,643,931
Non-Agency Mortgage-Backed Securities	—	6,042,980	775,767	6,818,747
Other Interests	—	39	—	39
Preferred Securities	$ 283,485	327,484	—	610,969
Taxable Municipal Bonds	—	1,361,263	—	1,361,263
U.S. Government Sponsored Agency Securities	—	28,951,401	—	28,951,401
U.S. Treasury Obligations	—	13,822,632	—	13,822,632
Short-Term Securities:
Borrowed Bond Agreements	—	523,083	—	523,083
Options Purchased:
Interest Rate Contracts	12,457	377	—	12,834
Liabilities:
Investments:
Borrowed Bonds	—	(522,750)	—	(522,750)
Investments Sold Short	—	(385,877)	—	(385,877)
TBA Sale Commitments	—	(9,246,072)	—	(9,246,072)

Total	$ 295,942	$ 68,915,320	$ 2,142,079	$ 71,353,341

		Level 1	Level 2	Level 3	Total

	Derivative Financial Instruments[1]
	Assets:
	Credit contracts	—	$ 30,071	—	$ 30,071
	Foreign currency exchange contracts	—	21,507	—	21,507
	Interest rate contracts	$ 11,362	59,264	—	70,626
	Liabilities:
	Credit contracts	—	(15,716)	—	(15,716)
	Foreign currency exchange contracts	—	(6,294)	—	(6,294)
	Interest rate contracts	(61,221)	(90,674)	—	(151,895)

	Total	$ (49,859)	$ (1,842)	—	$ (51,701)

[1]     Derivative financial instruments are swaps, financial future contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

•

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

		Level 1	Level 2	Level 3	Total

	Assets:
	Cash	$ 1,032,577	—	—	$ 1,032,577
	Cash pledged for centrally cleared swaps	189,360	—	—	189,360
	Foreign currency at value	95,271	—	—	95,271
	Liabilities:
	Reverse repurchase agreements	—	$ (6,574,496)	—	(6,574,496)

	Total	$ 1,317,208	$ (6,574,496)	—	$ (5,257,288)

During the six months ended June 30, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	105

Schedule of Investments (concluded)	BlackRock Total Return Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2014	$1,265,336	$ 147,350	$ 902,586	$ 2,315,272
Transfers into Level 3[1]	987,595	—	—	987,595
Transfers out of Level 3[2]	(816,793)	—	(228,295)	(1,045,088)
Accrued discounts/premiums	179	—	629	808
Net realized gain (loss)	(2,130)	—	2,925	795
Net change in unrealized appreciation (depreciation)[3,4]	11,461	(733)	(5,729)	4,999
Purchases	106,000	—	218,322	324,322
Sales	(185,336)	(146,617)	(114,671)	(446,624)
Closing Balance, as of June 30, 2015	$1,366,312	—	$ 775,767	$ 2,142,079

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015[4]	$ 9,873	—	$ (5,572)	$ 4,301

[1]

As of December 31, 2014, the Fund used observable inputs in determining the value of certain investments. As of June 30, 2015, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $987,595 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

As of December 31, 2014, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2015, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $1,045,088 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[4]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2015 is generally due to investments no longer held or categorized as level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

106	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments June 30, 2015 (Unaudited)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.37%, 8/15/25 (a)(b)	USD	500	$494,844
Invitation Homes Trust, Series 2015-SFR2, Class A, 1.54%, 6/17/32 (a)(b)		294	293,090
OCP CLO Ltd., Series 2012-2A, Class A2, 1.76%, 11/22/23 (a)(b)		600	599,150
Progress Residential Trust, Series 2015-SFR1, Class A, 1.59%, 2/17/32 (a)(b)		400	398,798
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.44%, 5/17/32 (a)(b)		200	198,350
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 1.78%, 4/20/26 (a)(b)		400	400,080
Total Asset-Backed Securities — 3.4%			2,384,312

Corporate Bonds
Banks — 3.2%
The Bank of Nova Scotia, 1.75%, 3/22/17 (a)		470	475,814
Bank of Scotland PLC, 5.25%, 2/21/17 (a)		150	160,114
The Toronto-Dominion Bank, 1.50%, 3/13/17 (a)		1,630	1,644,993

			2,280,921
Diversified Financial Services — 0.2%
Northern Rock Asset Management PLC, 5.63%, 6/22/17 (a)		100	108,358
Thrifts & Mortgage Finance — 0.6%
Cie de Financement Foncier SA, 2.50%, 9/16/15 (a)		400	401,632
Total Corporate Bonds — 4.0%			2,790,911

Foreign Government Obligations — 0.3%
Mexico — 0.3%
United Mexican States, 8.00%, 12/07/23	MXN	3,200	230,066

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 2.6%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4, 5.45%, 1/15/49	USD	363	382,398
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.68%, 7/05/33 (a)(b)		600	596,368
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.48%, 12/15/16 (a)(b)		800	799,879

			1,778,645
Interest Only Commercial Mortgage-Backed Securities — 2.5%
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR7, Class XA, 1.66%, 3/10/46 (b)		2,784	209,052
Series 2014-CR14, Class XA, 1.03%, 2/10/47 (b)		1,103	49,805
Series 2015-CR22, Class XA, 1.17%, 3/10/48 (b)		1,897	128,521
Series 2015-LC21, Class XA, 0.89%, 7/10/48 (b)		6,000	338,934

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
Commercial Mortgage Trust:
Series 2015-DC1, Class XA, 1.34%, 2/10/48 (b)	USD	2,916	$225,959
Series 2015-LC19, Class XA, 1.38%, 2/10/48 (b)		1,297	113,613
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.94%, 2/10/34 (a)(b)		3,120	147,514
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(b)		2,600	117,442
Series 2015-WEST, Class XA, 1.08%, 2/10/37 (a)(b)		1,300	98,670
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class XA, 1.12%, 4/15/50 (b)		2,097	140,316
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22		18,891	101,616
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, 1.61%, 3/15/47 (b)		1,256	99,671

			1,771,113
Total Non-Agency Mortgage-Backed Securities — 5.1%			3,549,758

U.S. Government Sponsored Agency Securities
Agency Obligations — 8.0%
Fannie Mae:
1.63%, 10/26/15		2,265	2,275,711
5.50%, 3/01/20		78	80,151
Federal Home Loan Bank:
1.95%, 7/24/18		1,345	1,346,488
4.00%, 4/10/28		400	435,546
Freddie Mac, 1.25%, 1/30/18		1,500	1,501,149

			5,639,045
Collateralized Mortgage Obligations — 0.4%
Ginnie Mae, Series 2014-107, Class WX, 6.85%, 7/20/39 (b)		253	299,277
Interest Only Commercial Mortgage-Backed Securities — 0.3%
Freddie Mac:
Series K043, Class X1, 0.68%, 12/25/24 (b)		2,598	113,399
Series K718, Class X1, 0.77%, 1/25/22		1,899	70,195
Ginnie Mae, Series 2002-83, Class IO, 0.00%, 10/16/42-11/16/43 (b)		3,354	33

			183,627
Mortgage-Backed Securities — 93.9%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/30 (c)		1,315	1,330,930
3.00%, 4/01/29-7/01/45 (b)(c)		11,486	11,707,959
3.14%, 3/01/41 (b)		70	74,268
3.16%, 12/01/40 (b)		82	86,569
3.36%, 6/01/41 (b)		104	110,491
3.50%, 7/01/26-7/01/45 (c)		6,283	6,535,433
3.51%, 9/01/41 (b)		77	81,428
4.00%, 2/01/25-7/01/45 (c)		9,615	10,195,504
4.50%, 6/01/26-3/01/44 (c)		2,283	2,470,958
5.00%, 7/01/30-7/01/45 (c)		2,681	2,894,780
5.50%, 11/01/21-7/01/45 (c)		1,083	1,209,801
6.00%, 4/01/35-7/01/45 (c)		718	818,198
6.50%, 5/01/40		554	635,699
Freddie Mac Mortgage-Backed Securities: 3.00%, 1/01/43-7/01/45 (c)		4,579	4,556,246

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	107

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (concluded)
3.02%, 2/01/41 (b)	USD	81	$86,997
3.50%, 4/01/42-7/01/45 (c)		1,316	1,356,148
4.00%, 8/01/44-7/01/45 (c)		5,326	5,628,932
4.50%, 2/01/39-7/01/45 (c)		752	813,394
5.00%, 8/01/40-7/01/45 (c)		1,078	1,188,338
5.50%, 6/01/41-7/01/45 (c)		386	432,506
8.00%, 3/01/30-6/01/31		18	19,664
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/45 (c)		2,100	2,119,813
3.50%, 5/15/43-7/15/45 (c)		6,044	6,279,876
4.00%, 10/20/40-7/15/45 (c)		1,898	2,014,542
4.50%, 5/20/41-2/15/42 (c)		2,962	3,229,323
5.00%, 7/15/39-12/15/40		147	163,052

			66,040,849
Total U.S. Government Sponsored Agency Securities — 102.6%			72,162,798

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.00%, 5/15/45		6,634	6,500,830
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25		1,943	1,905,498
U.S. Treasury Notes:
0.63%, 5/31/17-11/30/17		10,730	10,692,959
0.88%, 6/15/17		4,350	4,369,710
1.25%, 10/30/18 (d)		680	681,700
1.63%, 3/31/19-6/30/20 (d)		4,650	4,667,744
1.50%, 10/31/19 (d)		1,105	1,105,604
1.88%, 5/31/22		1,550	1,532,804
2.13%, 6/30/22-5/15/25		3,376	3,348,492
2.50%, 8/15/23		1,255	1,282,060
2.38%, 8/15/24 (d)		1,218	1,224,968
Total U.S. Treasury Obligations — 53.0%			37,312,369
Total Long-Term Investments (Cost — $118,346,880) — 168.4%			118,430,214

		Shares
Money Market Funds — 2.1%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (e)(f)		1,478,075	1,478,075

			Value
Total Short-Term Securities
(Cost — $1,478,075) — 2.1%			$1,478,075

Options Purchased
(Cost — $29,522) — 0.0%			17,136
Total Investments Before Options Written and TBA Sale Commitments
(Cost — $119,854,477) — 170.5%			119,925,425

Options Written
(Premiums Received — $ 143,665) — (0.2)%			(133,726)

TBA Sale Commitments (c)		Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/30-7/01/45	USD	12,505	(12,589,487)
3.50%, 7/01/30-7/01/45		3,100	(3,235,655)
4.00%, 7/01/45		3,900	(4,131,974)
4.50%, 7/01/45		1,300	(1,405,422)
5.00%, 7/01/45		1,050	(1,159,516)
5.50%, 7/01/45		900	(1,010,531)
Freddie Mac Mortgage-Backed Securities:
3.50%, 7/01/45		1,300	(1,337,375)
4.00%, 7/01/45		2,400	(2,538,047)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/15/45		525	(529,963)
3.50%, 7/15/45		500	(518,883)
4.00%, 7/15/45		725	(768,316)
4.50%, 7/15/45		500	(539,141)
Total TBA Sale Commitments (Proceeds — $29,788,763) — (42.3)%			(29,764,310)
Total Investments Net of Options Written and TBA Sale Commitments — 128.0%			90,027,389
Liabilities in Excess of Other Assets — (28.0)%			(19,681,698)

Net Assets — 100.0%			$70,345,691

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

See Notes to Financial Statements.

108	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

(c)	Represents or includes a TBA transaction. As of June 30, 2015, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(1,987,748)	$ (3,836)
BNP Paribas Securities Corp.	$ 112,070	$ (570)
Citigroup Global Markets, Inc.	$ (490,225)	$ 20,500
Credit Suisse Securities (USA) LLC	$ 2,258,557	$(12,128)
Deutsche Bank Securities, Inc.	$ 5,904,050	$(20,879)
Goldman Sachs & Co.	$ 2,060,811	$ 3,634
J.P. Morgan Securities LLC	$ 2,080,643	$(12,742)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$ (223,892)	$ (4,091)
Morgan Stanley & Co. LLC	$ 1,783,878	$ 3,363
Nomura Securities International, Inc.	$ (103,785)	$ 809
RBC Capital Markets, LLC	$ (498,135)	$ 6,865
Wells Fargo Securities, LLC	$ 1,126,292	$ (708)

(d)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(e)	During the six months ended June 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at June 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,005,262	472,813	1,478,075	$7,740

(f)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	As of June 30, 2015, reverse repurchase agreements outstanding were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest
BNP Paribas Securities Corp.	0.09%	6/10/15	Open	$ 4,377,000	$ 4,377,219
BNP Paribas Securities Corp.	0.20%	6/10/15	Open	1,220,000	1,220,136
Credit Suisse Securities (USA) LLC	0.14%	6/10/15	Open	1,100,000	1,100,086
Credit Suisse Securities (USA) LLC	0.17%	6/10/15	Open	1,520,000	1,520,144
Credit Suisse Securities (USA) LLC	0.17%	6/10/15	Open	1,285,000	1,285,121
Credit Suisse Securities (USA) LLC	0.17%	6/10/15	Open	680,000	680,064
Total				$10,182,000	$10,182,770

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

•

As of June 30, 2015, U.S. Treasury Obligations with an aggregate value of $10,182,770 have been pledged as collateral in connection with open reverse repurchase agreements. All open reverse repurchase agreements have no started maturity and can be terminated by either party at any time.

•	As of June 30, 2015, financial futures contracts outstanding were as follows:

Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
5	Australian Government Bonds (10 Year)	Sydney	September 2015	USD	3,651,079	$ 3,005
(11)	Euro Dollar Futures	Chicago Mercantile	September 2015	USD	2,739,963	(10,739)
3	Euro-BTP Italian Government Bonds Futures	Eurex	September 2015	USD	435,495	(7,729)
6	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	September 2015	USD	905,063	(9,981)
(17)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	September 2015	USD	2,144,922	(8,147)
(50)	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	September 2015	USD	10,946,875	(12,805)
28	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	September 2015	USD	3,339,219	19,250
(3)	U.S. Ultra Treasury Bonds	Chicago Board of Trade	September 2015	USD	462,188	15,019
(28)	Euro Dollar Futures	Chicago Mercantile	December 2015	USD	6,962,550	(1,612)
17	Euro Dollar Futures	Chicago Mercantile	March 2016	USD	4,219,400	5,889

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	109

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

As of June 30, 2015, financial futures contracts outstanding were as follows: (concluded)

Contracts Long (Short)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(8)	Euro Dollar Futures	Chicago Mercantile	June 2016	USD	1,981,500	$(1,753)
(3)	Euro Dollar Futures	Chicago Mercantile	September 2016	USD	741,375	(455)
(15)	Euro Dollar Futures	Chicago Mercantile	December 2016	USD	3,698,625	(2,966)
(1)	Euro Dollar Futures	Chicago Mercantile	March 2017	USD	246,113	(94)
1	Euro Dollar Futures	Chicago Mercantile	June 2017	USD	245,663	74
6	Euro Dollar Futures	Chicago Mercantile	December 2017	USD	1,469,400	5,468
Total						$(7,576)

•	As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	7,193	USD	2,280	BNP Paribas S.A.	7/02/15	$ 32
BRL	22,334	USD	7,198	Citibank N.A.	7/02/15	(20)
BRL	16,193	USD	5,219	Citibank N.A.	7/02/15	(15)
BRL	15,970	USD	5,147	Citibank N.A.	7/02/15	(15)
BRL	16,035	USD	5,000	Citibank N.A.	7/02/15	154
BRL	11,797	USD	3,733	Deutsche Bank AG	7/02/15	58
BRL	24,928	USD	8,035	Goldman Sachs International	7/02/15	(23)
BRL	15,725	USD	5,000	Goldman Sachs International	7/02/15	54
BRL	15,778	USD	5,000	Goldman Sachs International	7/02/15	71
BRL	15,815	USD	5,000	Goldman Sachs International	7/02/15	83
BRL	17,693	USD	5,600	Goldman Sachs International	7/02/15	87
BRL	15,915	USD	5,000	Goldman Sachs International	7/02/15	115
BRL	19,068	USD	6,000	Goldman Sachs International	7/02/15	128
BRL	59,015	USD	18,667	Goldman Sachs International	7/02/15	300
BRL	15,849	USD	5,108	Royal Bank of Scotland PLC	7/02/15	(15)
BRL	125,978	USD	40,604	UBS AG	7/02/15	(115)
BRL	9,351	USD	3,000	UBS AG	7/02/15	8
BRL	15,960	USD	5,000	UBS AG	7/02/15	129
CLP	5,823,998	USD	9,114	BNP Paribas S.A.	7/02/15	(5)
CLP	7,622,195	USD	12,250	Credit Suisse International	7/02/15	(329)
CLP	5,858,164	USD	9,167	Credit Suisse International	7/02/15	(5)
CLP	5,832,211	USD	9,127	Credit Suisse International	7/02/15	(5)
CLP	17,323,040	USD	28,000	Deutsche Bank AG	7/02/15	(907)
CLP	1,104,688	USD	1,750	Deutsche Bank AG	7/02/15	(22)
CLP	4,455,500	USD	6,972	Goldman Sachs International	7/02/15	(4)
CLP	4,339,230	USD	6,790	Goldman Sachs International	7/02/15	(4)
USD	2,318	BRL	7,193	BNP Paribas S.A.	7/02/15	7
USD	5,000	BRL	16,193	Citibank N.A.	7/02/15	(204)
USD	7,000	BRL	22,334	Citibank N.A.	7/02/15	(178)
USD	5,000	BRL	15,970	Citibank N.A.	7/02/15	(133)
USD	5,168	BRL	16,035	Citibank N.A.	7/02/15	15
USD	3,802	BRL	11,797	Deutsche Bank AG	7/02/15	11
USD	8,000	BRL	24,928	Goldman Sachs International	7/02/15	(12)
USD	5,097	BRL	15,815	Goldman Sachs International	7/02/15	14
USD	5,085	BRL	15,778	Goldman Sachs International	7/02/15	14
USD	5,068	BRL	15,725	Goldman Sachs International	7/02/15	14
USD	5,130	BRL	15,915	Goldman Sachs International	7/02/15	15

See Notes to Financial Statements.

110	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,703	BRL	17,693	Goldman Sachs International	7/02/15	$ 16
USD	6,146	BRL	19,068	Goldman Sachs International	7/02/15	17
USD	19,021	BRL	59,015	Goldman Sachs International	7/02/15	54
USD	5,000	BRL	15,849	Royal Bank of Scotland PLC	7/02/15	(94)
USD	39,280	BRL	125,978	UBS AG	7/02/15	(1,209)
USD	3,014	BRL	9,351	UBS AG	7/02/15	9
USD	5,144	BRL	15,960	UBS AG	7/02/15	15
USD	9,333	CLP	5,823,998	BNP Paribas S.A.	7/02/15	225
USD	11,928	CLP	7,622,195	Credit Suisse International	7/02/15	7
USD	9,333	CLP	5,858,164	Credit Suisse International	7/02/15	171
USD	9,333	CLP	5,832,211	Credit Suisse International	7/02/15	212
USD	7,000	CLP	4,339,230	Credit Suisse International	7/02/15	214
USD	1,729	CLP	1,104,688	Deutsche Bank AG	7/02/15	1
USD	27,108	CLP	17,323,040	Deutsche Bank AG	7/02/15	15
USD	7,000	CLP	4,455,500	Goldman Sachs International	7/02/15	30
IDR	107,200,000	USD	8,000	Standard Chartered Bank	7/06/15	30
MXN	84,500	USD	5,500	Citibank N.A.	7/06/15	(126)
USD	8,000	IDR	106,320,000	BNP Paribas S.A.	7/06/15	35
TRY	14,650	USD	5,502	Citibank N.A.	7/07/15	(48)
IDR	59,035,222	USD	4,402	Standard Chartered Bank	7/09/15	18
USD	4,402	IDR	59,493,030	BNP Paribas S.A.	7/09/15	(52)
MXN	227,994	USD	14,500	Barclays Bank PLC	7/20/15	(16)
USD	244,551	MXN	3,669,000	Barclays Bank PLC	7/21/15	11,488
MYR	33,764	USD	9,000	Deutsche Bank AG	7/29/15	(73)
PLN	88,683	EUR	21,250	HSBC Bank PLC	7/29/15	(133)
USD	11,333	MYR	42,549	JPMorgan Chase Bank N.A.	7/29/15	84
ZAR	60,872	USD	5,000	Barclays Bank PLC	7/31/15	(25)
USD	3,000	BRL	9,457	UBS AG	8/04/15	(2)
RUB	345,720	USD	6,000	Société Générale	9/08/15	107
RUB	348,210	USD	6,000	Société Générale	9/08/15	310
CNH	923,468	USD	148,000	Bank of America N.A.	9/09/15	(67)
CNH	923,799	USD	148,000	Citibank N.A.	9/09/15	(14)
CNH	923,480	USD	148,000	Deutsche Bank AG	9/09/15	(65)
CNH	923,589	USD	148,000	Goldman Sachs International	9/09/15	(48)
CNH	923,564	USD	148,000	UBS AG	9/09/15	(52)
USD	494,316	CNY	3,114,300	BNP Paribas S.A.	9/09/15	(5,448)
USD	245,684	CNY	1,548,094	Deutsche Bank AG	9/09/15	(2,745)
CHF	64,544	USD	70,000	BNP Paribas S.A.	9/16/15	(752)
CHF	41,482	USD	45,000	BNP Paribas S.A.	9/16/15	(495)
CHF	36,873	USD	40,000	BNP Paribas S.A.	9/16/15	(440)
CHF	23,072	USD	25,000	BNP Paribas S.A.	9/16/15	(247)
CHF	119,982	USD	130,000	Goldman Sachs International	9/16/15	(1,274)
CHF	23,056	USD	25,000	UBS AG	9/16/15	(264)
CHF	13,832	USD	15,000	UBS AG	9/16/15	(159)
EUR	630,000	USD	708,980	Goldman Sachs International	9/16/15	(5,836)
EUR	33,634	USD	37,873	Goldman Sachs International	9/16/15	(334)
JPY	33,045,813	USD	270,000	Goldman Sachs International	9/16/15	301

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	111

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

As of June 30, 2015, forward foreign currency exchange contracts outstanding were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	5,302,884	USD	43,000	TD Securities, Inc.	9/16/15	$ 375
USD	114,045	CHF	106,326	Barclays Bank PLC	9/16/15	(30)
USD	157,303	CHF	146,673	Citibank N.A.	9/16/15	(60)
USD	78,652	CHF	73,311	Goldman Sachs International	9/16/15	(3)
USD	704,592	EUR	630,000	Bank of America N.A.	9/16/15	1,448
USD	18,158	EUR	16,121	BNP Paribas S.A.	9/16/15	165
USD	9,285	EUR	8,244	Citibank N.A.	9/16/15	84
USD	10,435	EUR	9,270	Citibank N.A.	9/16/15	89
USD	360,000	JPY	44,182,620	Royal Bank of Scotland PLC	9/16/15	(1,395)
Total						$(6,688)

•	As of June 30, 2015, exchange-traded options purchased were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 90-Day	Put	USD	98.75	9/11/15	58	$11,600
Euro Dollar 90-Day	Put	USD	98.25	9/11/15	58	1,088
Total						$12,688

•	As of June 30, 2015, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Notional Amount (000)		Value
USD Currency	Goldman Sachs Bank USA	Put	MXN	15.55	7/01/15	USD	11	$ 95
USD Currency	Citibank N.A.	Put	JPY	124.50	8/24/15	USD	650	4,353
Total								$4,448

•	As of June 30, 2015, exchange-traded options written were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Value
Euro Dollar 90-Day	Put	USD	98.50	9/11/15	116	$(6,525)

•	As of June 30, 2015, OTC interest rate swaptions written were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Citibank N.A.	Call	0.90%	Pay	6-month EURIBOR	9/18/15	EUR	1,675	$(7,615)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.55%	Pay	3-month LIBOR	1/21/16	USD	1,800	(2,974)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.45%	Pay	3-month LIBOR	5/09/16	USD	700	(51,793)
10-Year Interest Rate Swap	Citibank N.A.	Put	1.50%	Receive	6-month EURIBOR	9/18/15	EUR	1,675	(10,625)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.55%	Receive	3-month LIBOR	1/21/16	USD	1,800	(48,752)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.45%	Receive	3-month LIBOR	5/09/16	USD	700	(5,442)
Total									$(127,201)

•	As of June 30, 2015, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[1]	3-month LIBOR	Chicago Mercantile	1/12/16[2]	1/12/17	USD	3,847	$(13,559)
1.84%[1]	3-month LIBOR	Chicago Mercantile	10/05/15[2]	11/30/19	USD	2,400	(12,593)
1.89%[1]	3-month LIBOR	Chicago Mercantile	10/05/15[2]	11/30/19	USD	900	(6,543)
1.89%[1]	3-month LIBOR	Chicago Mercantile	10/05/15[2]	11/30/19	USD	900	(6,646)
3.26%[1]	3-month LIBOR	Chicago Mercantile	N/A	11/18/24	USD	1,700	(79,078)

See Notes to Financial Statements.

112	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

As of June 30, 2015, centrally cleared interest rate swaps outstanding were as follows: (concluded)

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.31%[1]	3-month LIBOR	Chicago Mercantile	N/A	3/11/25	USD	100	$ 215
2.50%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/27/25	USD	700	(11,943)
2.99%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/15/40	USD	400	(9,218)
2.39%[1]	3-month LIBOR	Chicago Mercantile	N/A	4/24/45	USD	215	22,854
2.38%[3]	3-month LIBOR	Chicago Mercantile	N/A	4/24/45	USD	110	11,937
2.74%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/08/45	USD	122	4,155
2.74%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/08/45	USD	122	4,038
2.69%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/27/45	USD	225	10,298
2.69%[1]	3-month LIBOR	Chicago Mercantile	N/A	5/27/45	USD	225	10,200
Total							$(75,883)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

•	As of June 30, 2015, OTC interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation
2.36%[1]	3-month LIBOR	Citibank N.A.	12/20/15	USD	1,300	$12,553	—	$12,553
2.50%[1]	3-month LIBOR	Deutsche Bank AG	9/30/20	USD	300	12,328	—	12,328
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/19/20	USD	300	12,873	—	12,873
Total						$37,754	—	$37,754

[1]	Fund pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	113

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

As of June 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,984,232	$400,080	$2,384,312
Corporate Bonds	—	2,790,911	—	2,790,911
Foreign Government Obligations	—	230,066	—	230,066
Non-Agency Mortgage-Backed Securities	—	3,549,758	—	3,549,758
U.S. Government Sponsored Agency Securities	—	72,162,798	—	72,162,798
U.S. Treasury Obligations	—	37,312,369	—	37,312,369
Short-Term Securities:
Money Market Funds	$1,478,075	—	—	1,478,075
Options Purchased:
Foreign Currency Exchange Contracts	—	4,448	—	4,448
Interest Rate Contracts	12,688	—	—	12,688
Liabilities:
Investments:
TBA Sale Commitments	—	(29,764,310)	—	(29,764,310)

Total	$1,490,763	$88,270,272	$400,080	$90,161,115

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$16,829	—	$16,829
Interest rate contracts	$48,705	101,451	—	150,156
Liabilities:
Foreign currency exchange contracts	—	(23,517)	—	(23,517)
Interest rate contracts	(62,806)	(266,781)	—	(329,587)
Total	$(14,101)	$(172,018)	—	$(186,119)

[1]     Derivative financial instruments are swaps, financial futures contracts, forward foreign currency contracts and options written. Swaps, financial futures contracts and forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$785,239	—	—	$785,239
Cash pledged for centrally cleared swaps	351,660	—	—	351,660
Cash pledged for financial futures contracts	83,370	—	—	83,370
Foreign currency at value	42,503	—	—	42,503
Liabilities:
Reverse repurchase agreements	—	$(10,182,770)	—	(10,182,770)
Total	$1,262,772	$(10,182,770)	—	$(8,919,998)

During the six months ended June 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

114	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock High Yield Portfolio

Assets
Investments at value — unaffiliated[2,3]	$553,983,963	$159,593,197	$251,761,178	$35,428,409
Investments at value — affiliated[4]	1,647,596	9,929,897	9,672,039	258,296
Cash	7,098,402	700,392	126,216	—
Cash held for securities sold short	—	—	110,908	—
Cash pledged:
Financial futures contracts	—	—	—	84,800
Centrally cleared swaps	596,432	—	220,570	56,620
Foreign currency at value[5]	359,415	—	1,535	1,341
Receivables:
Investments sold	21,181,346	328,588	2,440,739	876,616
Options written	—	—	3,031	6,723
Securities lending income — affiliated	945	965	3,145	—
TBA sale commitments	23,875,414	—	—	—
Capital shares sold	72	—	—	9,781
Dividends	373,958	25,653	227,975	326
Interest	916,417	—	470,874	513,103
From the Manager	91,483	24,711	63,445	9,347
Swap premiums paid	52,468	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	60,490	—	576,639	10,662
Unrealized appreciation on OTC swaps	235,919	—	160,213	—
Variation margin receivable on financial futures contracts	10,319	—	4,998	607
Variation margin receivable on centrally cleared swaps	19,998	—	4,817	5,401
Prepaid expenses	2,054	1,167	9,102	905
Other assets	28,773	—	—	—

Total assets	610,535,464	170,604,570	265,857,424	37,262,937

Liabilities
Investments sold short at value[6]	1,177,759	—	102,629	—
Cash received as collateral for OTC derivatives	—	—	2,000,000	—
Borrowed bonds at value[7]	2,724,900	—	—	—
Collateral on securities loaned at value	1,647,596	8,430,929	6,743,412	—
Options written at value[8]	84,120	—	891,147	5,336
TBA sale commitments at value[9]	23,853,367	—	—	—
Payables:
Investments purchased	58,127,885	1,206,705	5,988,274	496,349
Swaps	8,230	—	—	—
Capital shares redeemed	187,682	27,277	51,166	39,304
Deferred foreign capital gain tax	—	—	2,218	—
Income dividends	—	—	—	168,474
Interest expense	10,785	—	—	—
Investment advisory fees	156,613	48,695	70,433	2,582
Officer’s and Directors’ fees	2,645	1,616	1,977	1,340
Other affiliates	2,672	740	1,376	240
Swap premiums received	338,228	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	18,783	—	168,354	108,509
Unrealized depreciation on OTC swaps	141,636	—	15,449	—
Variation margin payable on financial futures contracts	16,782	—	80,094	3,910
Other accrued expenses payable	275,731	95,721	332,879	78,854

Total liabilities	88,775,414	9,811,683	16,449,408	904,898

Net Assets	$521,760,050	$160,792,887	$249,408,016	$36,358,039

Net Assets Consist of
Paid-in capital	$433,752,749	$123,611,795	$231,226,187	$42,126,158
Undistributed (distributions in excess of) net investment income	3,691,662	61,508	1,741,069	(82,747)
Accumulated net realized gain (loss)	23,100,294	10,985,841	10,052,072	(4,647,766)
Net unrealized appreciation (depreciation)	61,215,345	26,133,743	6,388,688	(1,037,606)

Net Assets	$521,760,050	$160,792,887	$249,408,016	$36,358,039

Shares outstanding, $0.10 par value[10]	29,126,045	4,356,241	15,575,846	6,708,190

Net asset value, offering and redemption price per share	$17.91	$36.91	$16.01	$5.42

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$492,915,438	$133,459,454	$245,986,313	$36,390,251
[3] Securities loaned at value	$1,596,486	$8,386,880	$6,470,040	—
[4] Investments at cost — affiliated	$1,647,596	$9,929,897	$9,812,852	$258,296
[5] Foreign currency at cost	$360,978	—	$4,346	$1,348
[6] Proceeds from investments sold short	$1,183,453	—	$112,982	—
[7] Proceeds received from borrowed bonds	$2,736,735	—	—	—
[8] Premiums received	$124,777	—	$1,085,860	$6,723
[9] Proceeds from TBA sale commitments	$23,875,414	—	—	—
[10] Authorized shares	300 million	100 million	100 million	100 million

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	115

Statements of Assets and Liabilities (concluded)

June 30, 2015 (Unaudited)	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Assets
Investments at value — unaffiliated[1,2]	$175,372,983	$97,571,333	$81,508,040	$118,447,350
Investments at value — affiliated[3]	5,480,731	—	—	1,478,075
Cash	—	—	1,032,577	785,239
Cash pledged:
Financial futures contracts	—	—	—	83,370
Centrally cleared swaps	—	—	189,360	351,660
Foreign currency at value[4]	—	—	95,271	42,503
Repurchase agreements at value[5]	—	32,373,000	—	—
Receivables:
Investments sold	182,584	—	6,777,069	6,509,184
Securities lending income — affiliated	1,038	—	—	—
TBA sale commitments	—	—	9,261,528	29,788,763
Capital shares sold	—	55,352	—	—
Dividends	205,101	—	—	239
Interest	—	56,226	308,145	222,500
From the Manager	28,944	8,640	15,757	17,867
Swap premiums paid	—	—	16,199	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	21,507	16,829
Unrealized appreciation on OTC swaps	—	—	48,973	37,754
Variation margin receivable on financial futures contracts	—	—	3,305	6,037
Variation margin receivable on centrally cleared swaps	—	—	6,400	1,333
Prepaid expenses	3,463	1,125	962	976
Other assets	—	—	—	80,350

Total assets	181,274,844	130,065,676	99,285,093	157,870,029

Liabilities
Investments sold short at value[6]	—	—	385,877	—
Borrowed bonds at value[7]	—	—	522,750	—
Collateral on securities loaned at value	3,388,763	—	—	—
Options written at value[8]	—	—	26,277	133,726
TBA sale commitments at value[9]	—	—	9,246,072	29,764,310
Reverse repurchase agreements	—	—	6,574,496	10,182,770
Payables:
Investments purchased	166,449	—	17,583,308	47,192,530
Swaps	—	—	2,390	—
Capital shares redeemed	10,188	397,006	2,685	1,041
Income dividends	—	—	129,906	112,378
Interest expense	—	—	2,537	769
Investment advisory fees	53,817	15,408	3,998	11,840
Officer’s and Directors’ fees	1,694	1,664	1,425	1,450
Other affiliates	886	724	361	389
Swap premiums received	—	—	68,472	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	6,294	23,517
Unrealized depreciation on OTC swaps	—	—	76,174	—
Variation margin payable on financial futures contracts	—	—	4,195	8,357
Other accrued expenses payable	105,196	45,889	78,666	91,261

Total liabilities	3,726,993	460,691	34,715,883	87,524,338

Net Assets	$177,547,851	$129,604,985	$64,569,210	$70,345,691

Net Assets Consist of
Paid-in capital	$132,742,597	$129,599,376	$67,989,691	$72,173,492
Undistributed (distributions in excess of) net investment income	1,083,516	—	(191,485)	(110,218)
Accumulated net realized gain (loss)	6,928,372	5,609	(3,064,582)	(1,851,069)
Net unrealized appreciation (depreciation)	36,793,366	—	(164,414)	133,486

Net Assets	$177,547,851	$129,604,985	$64,569,210	$70,345,691

Shares outstanding, $0.10 par value[10]	6,269,682	129,599,376	5,550,571	6,423,880

Net asset value, offering and redemption price per share	$28.32	$1.00	$11.63	$10.95

[1] Investments at cost — unaffiliated	$138,579,617	$97,571,333	$81,672,749	$118,376,399
[2] Securities loaned at value	$3,290,302	—	—	—
[3] Investments at cost — affiliated	$5,480,731	—	—	$1,478,075
[4] Foreign currency at cost	—	—	$95,243	$42,730
[5] Repurchase agreements at cost	—	$32,373,860	—	—
[6] Proceeds from investment sold short	—	—	$385,428	—
[7] Proceeds received from borrowed bonds	—	—	$521,751	—
[8] Premiums received	—	—	$38,838	$143,665
[9] Proceeds from TBA sale commitments	—	—	$9,261,528	$29,788,763
[10] Authorized shares	100 million	2 billion	100 million	100 million

See Notes to Financial Statements.

116	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Statements of Operations

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock High Yield Portfolio

Investment Income
Dividends — unaffiliated	$2,933,013	$460,244	$1,780,574	$24,959
Dividends — affiliated	1,352	428	1,058	9,329
Interest	2,146,882	—	943,514	1,139,187
Securities lending — affiliated — net	5,238	3,585	17,187	—
Foreign taxes withheld	(21,724)	—	(101,918)	(697)

Total income	5,064,761	464,257	2,640,415	1,172,778

Expenses
Investment advisory	959,202	288,161	458,021	71,117
Transfer agent	378,569	106,143	196,169	32,070
Accounting services	62,898	20,066	37,044	8,008
Custodian	55,082	11,406	141,534	10,368
Professional	51,727	27,805	46,898	28,149
Pricing	21,078	3,106	41,240	9,657
Printing	15,539	6,859	10,168	4,953
Officer and Directors	12,452	9,837	10,524	9,026
Registration	397	397	397	397
Miscellaneous	6,857	3,822	4,513	1,611

Total expenses excluding dividend expense and interest expense	1,563,801	477,602	946,508	175,356
Dividend expense	—	—	5,472	—
Interest expense	10,913	—	—	—

Total expenses	1,574,714	477,602	951,980	175,356
Less fees waived by the Manager	(3,011)	(453)	(28,055)	(47,569)
Less transfer agent fees reimbursed	(269,078)	(71,153)	(193,176)	(29,077)

Total expenses after fees waived and/or reimbursed	1,302,625	405,996	730,749	98,710

Net investment income	3,762,136	58,261	1,909,666	1,074,068

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	19,869,399	7,435,267	8,835,461	(244,772)
Investments — affiliated	—	—	—	(8,175)
Financial futures contracts	(157,106)	—	(147,522)	(186,910)
Interest rate floors	(41,841)	—	—	—
Foreign currency transactions	449,382	(110)	166,230	218,869
Options written	43,688	—	256,485	398
Short sales	—	—	(54,680)	—
Swaps	288,155	—	120,286	11,459
Borrowed bonds	17,289	—	—	—

	20,468,966	7,435,157	9,176,260	(209,131)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated[2]	(20,441,378)	2,214,015	(3,394,901)	261,991
Investments — affiliated	—	—	(5,370)	3,358
Financial futures contracts	(304,465)	—	265,676	125,766
Interest rate floors	7,634	—	—	—
Foreign currency translations	(233,577)	—	(864,966)	(289,836)
Options written	42,262	—	644,757	1,387
Short sales	5,694	—	16,698	—
Swaps	63,938	—	(218,241)	5,747
Borrowed bonds	11,835	—	—	—

	(20,848,057)	2,214,015	(3,556,347)	108,413

Total realized and unrealized gain (loss)	(379,091)	9,649,172	5,619,913	(100,718)

Net Increase in Net Assets Resulting from Operations	$3,383,045	$9,707,433	$7,529,579	$973,350

[1] Consolidated Statement of Operations.
[2] Net of foreign capital gain tax	—	—	$(2,218)	—

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	117

Statements of Operations (concluded)

Six Months Ended June 30, 2015 (Unaudited)	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Investment Income
Dividends — unaffiliated	$1,536,955	—	$10,874	—
Dividends — affiliated	1,041	—	929	$7,740
Interest.	25	$174,354	930,657	742,703
Securities lending — affiliated — net	4,412	—	—	—
Foreign taxes withheld	(11,366)	—	(58)	—

Total income	1,531,067	174,354	942,402	750,443

Expenses
Investment advisory	325,319	241,513	120,208	130,939
Transfer agent	124,730	54,778	50,576	56,002
Professional	27,783	22,996	31,903	34,771
Accounting services	22,646	4,928	11,072	11,782
Officer and Directors	10,010	9,721	9,224	9,265
Custodian	9,406	9,441	33,987	26,021
Printing	7,504	6,595	4,915	4,771
Pricing	3,504	1,675	18,946	7,651
Registration	1,325	397	397	397
Miscellaneous	3,009	2,470	2,527	1,586

Total expenses excluding interest expense	535,236	354,514	283,755	283,185
Interest expense	—	—	7,137	9,331

Total expenses	535,236	354,514	290,892	292,516
Less fees waived by the Manager	(922)	(128,395)	(68,757)	(47,862)
Less transfer agent fees reimbursed	(86,360)	(51,785)	(47,583)	(53,009)

Total expenses after fees waived and/or reimbursed	447,954	174,334	174,552	191,645

Net investment income	1,083,113	20	767,850	558,798

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	5,970,806	5,477	322,952	232,400
Financial futures contracts	—	—	(44,707)	(77,313)
Interest rate floors	—	—	(15,651)	—
Foreign currency transactions	—	—	38,352	104,761
Options written	—	—	16,313	(164,662)
Short sales	—	—	(402)	8
Swaps	—	—	78,386	(17,288)

	5,970,806	5,477	395,243	77,906

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(5,622,079)	—	(825,697)	(700,264)
Financial futures contracts	—	—	(101,884)	41,910
Interest rate floors	—	—	2,856	—
Foreign currency translations	—	—	(83,912)	(99,585)
Options written	—	—	12,979	35,961
Short sales	—	—	(449)	—
Swaps	—	—	18,345	48,035
Borrowed bonds	—	—	(999)	—

	(5,622,079)	—	(978,761)	(673,943)

Total realized and unrealized gain (loss)	348,727	5,477	(583,518)	(596,037)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,431,840	$5,497	$184,332	$(37,239)

See Notes to Financial Statements.

118	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Statements of Changes in Net Assets

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$3,762,136	$9,228,518	$58,261	$289,238
Net realized gain	20,468,966	55,728,082	7,435,157	25,648,369
Net change in unrealized appreciation (depreciation)	(20,848,057)	(8,549,774)	2,214,015	(12,530,655)

Net increase in net assets resulting from operations	3,383,045	56,406,826	9,707,433	13,406,952

Distributions to Shareholders From[1]
Net investment income	—	(9,881,631)	—	(266,239)
Net realized gain	—	(57,418,669)	—	(26,403,560)

Decrease in net assets resulting from distributions to shareholders	—	(67,300,300)	—	(26,669,799)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(27,676,528)	19,306,262	(6,302,041)	12,599,186

Net Assets
Total increase (decrease) in net assets	(24,293,483)	8,412,788	3,405,392	(663,661)
Beginning of period	546,053,533	537,640,745	157,387,495	158,051,156

End of period	$521,760,050	$546,053,533	$160,792,887	$157,387,495

Undistributed (distributions in excess of) net investment income, end of period	$3,691,662	$(70,474)	$61,508	$3,247

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	119

Statements of Changes in Net Assets (continued)

	BlackRock Global Allocation Portfolio[1]		BlackRock High Yield Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$1,909,666	$4,883,393	$1,074,068	$2,534,260
Net realized gain (loss)	9,176,260	24,388,201	(209,131)	807,724
Net change in unrealized appreciation (depreciation)	(3,556,347)	(22,367,982)	108,413	(2,358,761)

Net increase in net assets resulting from operations	7,529,579	6,903,612	973,350	983,223

Distributions to Shareholders From[2]
Net investment income	—	(6,467,763)	(1,080,590)	(2,871,368)
Net realized gain	—	(21,285,481)	—	—

Decrease in net assets resulting from distributions to shareholders	—	(27,753,244)	(1,080,590)	(2,871,368)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(15,817,610)	1,923,293	(2,616,049)	(7,553,392)

Net Assets
Total decrease in net assets	(8,288,031)	(18,926,339)	(2,723,289)	(9,441,537)
Beginning of period	257,696,047	276,622,386	39,081,328	48,522,865

End of period	$249,408,016	$257,696,047	$36,358,039	$39,081,328

Undistributed (distributions in excess of) net investment income, end of period	$1,741,069	$(168,597)	$(82,747)	$(76,225)

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

120	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Statements of Changes in Net Assets (continued)

	BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$1,083,113	$1,842,721	$20	$40
Net realized gain	5,970,806	23,552,869	5,477	7,165
Net change in unrealized appreciation (depreciation)	(5,622,079)	(3,782,001)	—	—

Net increase in net assets resulting from operations	1,431,840	21,613,589	5,497	7,205

Distributions to Shareholders From[1]
Net investment income	—	(1,888,456)	(20)	(40)
Net realized gain	—	(15,500,781)	—	(7,293)

Decrease in net assets resulting from distributions to shareholders	—	(17,389,237)	(20)	(7,333)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(8,738,257)	1,368,548	(8,433,192)	(10,451,710)

Net Assets
Total increase (decrease) in net assets	(7,306,417)	5,592,900	(8,427,715)	(10,451,838)
Beginning of period	184,854,268	179,261,368	138,032,700	148,484,538

End of period	$177,547,851	$184,854,268	$129,604,985	$138,032,700

Undistributed net investment income, end of period	$1,083,516	$403	—	—

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	121

Statements of Changes in Net Assets (concluded)

	BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014

Operations
Net investment income	$767,850	$2,024,622	$558,798	$1,382,806
Net realized gain	395,243	1,760,262	77,906	2,384,231
Net change in unrealized appreciation (depreciation)	(978,761)	946,047	(673,943)	732,092

Net increase (decrease) in net assets resulting from operations	184,332	4,730,931	(37,239)	4,499,129

Distributions to Shareholders From[1]
Net investment income	(855,580)	(2,158,307)	(717,560)	(1,631,628)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(2,828,207)	(7,008,872)	(3,824,928)	(8,243,720)

Net Assets
Total decrease in net assets	(3,499,455)	(4,436,248)	(4,579,727)	(5,376,219)
Beginning of period	68,068,665	72,504,913	74,925,418	80,301,637

End of period	$64,569,210	$68,068,665	$70,345,691	$74,925,418

Undistributed (distributions in excess of) net investment income, end of period	$(191,485)	$(103,755)	$(110,218)	$48,544

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

122	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Statement of Cash Flows

Six Months Ended June 30, 2015 (Unaudited)	BlackRock U.S. Government Bond Portfolio

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations:	$(37,239)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in cash pledged for financial futures contracts	30,630
Increase in cash pledged for centrally cleared swaps	(206,660)
Decrease in variation margin receivable on financial futures contracts	6,677
Increase in variation margin receivable on centrally cleared swaps	(1,333)
Increase in dividends receivable	(20)
Decrease in interest receivable	56,260
Increase in receivable from Manager	(11,598)
Decrease in prepaid expenses	658
Decrease in other assets	22,434
Decrease in variation margin payable on financial futures contracts	(1,728)
Decrease in variation margin payable on centrally cleared swaps	(8,595)
Decrease in investment advisory fee payable	(4,682)
Decrease in professional fees payable	(44,135)
Decrease in transfer agent fees payable	(29,131)
Decrease in officer’s and Directors’ fees payable	(2,086)
Increase in other accrued expenses payable	60,040
Decrease in other affiliates payable	(5)
Decrease in interest expense payable	(8,256)
Decrease in swap premiums received	(15,840)
Amortization of premium and accretion of discount on investments	49,046
Net realized (gain) loss on investments, options written and borrowed bonds	(67,746)
Net unrealized (gain) loss on investments, options written, borrowed bonds, foreign currency translations and swaps	1,013,046
Premiums received from options written	199,239
Premiums paid on closing options written	(672,521)
Purchases of long-term investments	(633,303,770)
Proceeds from sales of long-term investments	642,311,158
Net proceeds from sales of short-term securities	17,525,596

Net cash provided by operating activities	26,859,439

Cash Used for Financing Activities
Net borrowing of reverse repurchase agreements	(21,487,555)
Proceeds from issuance of capital shares	668,434
Payments on redemption of capital shares	(5,234,521)
Cash dividends paid to shareholders	1

Cash used for financing activities	(26,053,641)

Cash Impact From Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(70)

Cash and Foreign Currency
Net increase in cash and foreign currency	805,728
Cash and foreign currency at beginning of period	22,014

Cash and foreign currency at end of period	$827,742

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$23,362

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends	$739,525

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	123

Financial Highlights	BlackRock Balanced Capital Portfolio

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$17.81	$18.26	$15.51	$14.33	$14.09	$13.20

Net investment income[1]	0.14	0.33	0.31	0.36	0.37	0.33
Net realized and unrealized gain (loss)	(0.04)	1.67	2.83	1.19	0.28	0.90

Net increase from investment operations	0.10	2.00	3.14	1.55	0.65	1.23

Distributions from[2]:
Net investment income	—	(0.36)	(0.35)	(0.37)	(0.41)	(0.34)
Net realized gain	—	(2.09)	(0.04)	—	—	—

Total distributions	—	(2.45)	(0.39)	(0.37)	(0.41)	(0.34)

Net asset value, end of period	$17.91	$17.81	$18.26	$15.51	$14.33	$14.09

Total Return[3]
Based on net asset value	0.56%[4]	11.07%	20.29%	10.79%	4.58%	9.37%

Ratios to Average Net Assets
Total expenses	0.59%[5]	0.57%	0.61%	0.55%	0.45%	0.51%

Total expenses after fees waived and/or reimbursed	0.49%[5]	0.48%	0.51%	0.48%	0.44%	0.51%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.49%[5]	0.47%	0.49%	0.47%	0.44%	0.44%

Net investment income	1.55%[5]	1.72%	1.83%	2.36%	2.55%	2.42%

Supplemental Data
Net assets, end of period (000)	$521,760	$546,054	$537,641	$496,992	$499,851	$531,480

Portfolio turnover rate[6]	187%	345%	349%	499%	612%	705%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Portfolio turnover rate (excluding MDRs)	133%	259%	252%	398%	415%	548%

See Notes to Financial Statements.

124	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Financial Highlights (continued)	BlackRock Capital Appreciation Portfolio

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$34.75	$38.16	$28.43	$25.13	$27.72	$23.20

Net investment income[1]	0.01	0.07	0.08	0.31	0.17	0.12
Net realized and unrealized gain (loss)	2.15	3.33	9.74	3.33	(2.57)	4.53

Net increase (decrease) from investment operations	2.16	3.40	9.82	3.64	(2.40)	4.65

Distributions from[2]:
Net investment income	—	(0.07)	(0.09)	(0.34)	(0.19)	(0.13)
Net realized gain	—	(6.74)	—	—	—	—

Total distributions	—	(6.81)	(0.09)	(0.34)	(0.19)	(0.13)

Net asset value, end of period	$36.91	$34.75	$38.16	$28.43	$25.13	$27.72

Total Return[3]
Based on net asset value	6.40%[4]	9.12%	34.53%	14.48%	(8.66)%	20.04%

Ratios to Average Net Assets
Total expenses	0.60%[5]	0.60%	0.62%	0.56%	0.45%	0.46%

Total expenses after fees waived and/or reimbursed	0.51%[5]	0.51%	0.53%	0.50%	0.44%	0.46%

Net investment income	0.07%[5]	0.19%	0.26%	1.11%	0.62%	0.50%

Supplemental Data
Net assets, end of period (000)	$160,793	$157,387	$158,051	$130,685	$132,310	$176,451

Portfolio turnover rate	33%	99%	151%	61%	79%	74%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	125

Financial Highlights (continued)	BlackRock Global Allocation Portfolio

	Six Months Ended June 30, 2015 (Unaudited)[1]	Year Ended December 31,[1]
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$15.55	$16.97	$15.03	$13.80	$15.59	$14.32

Net investment income[2]	0.12	0.31	0.24	0.25	0.33	0.31
Net realized and unrealized gain (loss)	0.34	0.12	2.00	1.19	(0.86)	1.17

Net increase (decrease) from investment operations	0.46	0.43	2.24	1.44	(0.53)	1.48

Distributions from[3]:
Net investment income	—	(0.43)	(0.30)	(0.21)	(1.05)	(0.21)
Net realized gain	—	(1.42)	—	—	—	—
Tax return of capital	—	—	—	—	(0.21)	—

Total distributions	—	(1.85)	(0.30)	(0.21)	(1.26)	(0.21)

Net asset value, end of period	$16.01	$15.55	$16.97	$15.03	$13.80	$15.59

Total Return[4]
Based on net asset value	3.16%[5]	2.52%	14.94%	10.46%	(3.39)%	10.31%

Ratios to Average Net Assets
Total expenses	0.75%[6]	0.72%	0.69%	0.61%	0.47%	0.48%

Total expenses after fees waived and/or reimbursed	0.57%[6]	0.57%	0.56%	0.53%	0.44%	0.48%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and stock loan fees	0.57%[6]	0.57%	0.56%	0.53%	0.44%	0.48%

Net investment income	1.50%[6]	1.81%	1.49%	1.73%	2.04%	2.16%

Supplemental Data
Net assets, end of period (000)	$249,408	$257,696	$276,622	$268,888	$272,553	$496,728

Portfolio turnover rate	47%	70%	56%	44%	65%	40%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

126	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Financial Highlights (continued)	BlackRock High Yield Portfolio

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$5.44	$5.69	$5.50	$5.06	$5.33	$4.96

Net investment income[1]	0.15	0.32	0.34	0.36	0.38	0.40
Net realized and unrealized gain (loss)	(0.02)	(0.21)	0.21	0.43	(0.27)	0.37

Net increase from investment operations	0.13	0.11	0.55	0.79	0.11	0.77

Distributions from net investment income[2]	(0.15)	(0.36)	(0.36)	(0.35)	(0.38)	(0.40)

Net asset value, end of period	$5.42	$5.44	$5.69	$5.50	$5.06	$5.33

Total Return[3]
Based on net asset value	2.38%[4]	1.88%	10.28%	16.17%	2.04%	16.20%

Ratios to Average Net Assets
Total expenses	0.89%[5]	0.84%	0.89%	0.82%	0.66%	0.67%

Total expenses after fees waived and/or reimbursed	0.50%[5]	0.51%	0.52%	0.50%	0.50%	0.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%[5]	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	5.44%[5]	5.54%	6.01%	6.72%	7.18%	7.84%

Supplemental Data
Net assets, end of period (000)	$36,358	$39,081	$48,523	$49,756	$46,804	$53,222

Portfolio turnover rate	49%	78%	102%	102%	96%	121%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	127

Financial Highlights (continued)	BlackRock Large Cap Core Portfolio

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$28.11	$27.50	$20.70	$18.65	$18.42	$16.98

Net investment income[1]	0.17	0.29	0.27	0.34	0.25	0.22
Net realized and unrealized gain	0.04	3.23	6.82	2.07	0.23	1.49

Net increase from investment operations	0.21	3.52	7.09	2.41	0.48	1.71

Distributions from[2]:
Net investment income	—	(0.32)	(0.29)	(0.36)	(0.25)	(0.27)
Net realized gain	—	(2.59)	—	—	—	—

Total distributions	—	(2.91)	(0.29)	(0.36)	(0.25)	(0.27)

Net asset value, end of period	$28.32	$28.11	$27.50	$20.70	$18.65	$18.42

Total Return[3]
Based on net asset value	0.75%[4]	12.79%	34.29%	12.95%	2.61%	10.09%

Ratios to Average Net Assets
Total expenses	0.59%[5]	0.59%	0.60%	0.56%	0.44%	0.45%

Total expenses after fees waived and/or reimbursed	0.50%[5]	0.49%	0.49%	0.48%	0.44%	0.45%

Net investment income	1.20%[5]	1.03%	1.12%	1.69%	1.32%	1.27%

Supplemental Data
Net assets, end of period (000)	$177,548	$184,854	$179,261	$151,411	$149,950	$162,198

Portfolio turnover rate	14%	47%	39%	115%	104%	143%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

128	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Financial Highlights (continued)	BlackRock Money Market Portfolio

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$ 1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0000	0.0001	0.0000	0.0000	0.0000	0.0000

Distributions from[2]:
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
Net realized gain	—	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0001)

Total distributions	(0.0000)	(0.0001)	(0.0000)	(0.0000)	(0.0000)	(0.0001)

Net asset value, end of period	$ 1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.00%[5]	0.01%	0.00%	0.00%	0.00%	0.01%

Ratios to Average Net Assets
Total expenses	0.53%[6]	0.49%	0.55%	0.50%	0.43%	0.43%

Total expenses after fees waived and/or reimbursed	0.26%[6]	0.23%	0.25%	0.29%	0.29%	0.35%

Net investment income	0.00%[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of period (000)	$129,605	$138,033	$148,485	$163,347	$195,061	$215,910

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	129

Financial Highlights (continued)	BlackRock Total Return Portfolio

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.76	$11.34	$11.83	$11.37	$11.17	$10.79

Net investment income[1]	0.13	0.33	0.33	0.38	0.47	0.49
Net realized and unrealized gain (loss)	(0.11)	0.45	(0.45)	0.49	0.22	0.41

Net increase (decrease) from investment operations	0.02	0.78	(0.12)	0.87	0.69	0.90

Distributions from net investment income[2]	(0.15)	(0.36)	(0.37)	(0.41)	(0.49)	(0.52)

Net asset value, end of period	$11.63	$11.76	$11.34	$11.83	$11.37	$11.17

Total Return[3]
Based on net asset value	0.16%[4]	6.90%	(1.05)%	7.78%	6.34%	8.51%

Ratios to Average Net Assets
Total expenses	0.87%[5]	0.84%	0.85%	0.80%	0.60%	0.72%

Total expenses after fees waived and/or reimbursed	0.52%[5]	0.51%	0.53%	0.52%	0.53%	0.63%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%[5]	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	2.30%[5]	2.86%	2.85%	3.25%	4.28%	4.42%

Supplemental Data
Net assets, end of period (000)	$64,569	$68,069	$72,505	$833,536	$843,324	$88,885

Portfolio turnover rate[6]	451%	762%	806%	952%	1,237%	1353%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Portfolio turnover rate (excluding MDRs)	318%	556%	582%	731%	793%	1,009%

See Notes to Financial Statements.

130	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Six Months Ended June 30, 2015 (Unaudited	Year Ended December 31,
		2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.07	$10.67	$11.27	$11.56	$11.26	$11.02

Net investment income[1]	0.09	0.20	0.16	0.22	0.29	0.42
Net realized and unrealized gain (loss)	(0.10)	0.43	(0.49)	0.07	0.43	0.52

Net increase (decrease) from investment operations	(0.01)	0.63	(0.33)	0.29	0.72	0.94

Distributions from[2]:
Net investment income	(0.11)	(0.23)	(0.25)	(0.25)	(0.31)	(0.44)
Net realized gain	—	—	—	(0.33)	(0.11)	(0.26)
Tax return of capital	—	—	(0.02)	—	—	—

Total distributions	(0.11)	(0.23)	(0.27)	(0.58)	(0.42)	(0.70)

Net asset value, end of period	$10.95	$11.07	$10.67	$11.27	$11.56	$11.26

Total Return[3]
Based on net asset value	(0.11)%[4]	5.95%	(2.99)%	2.55%	6.54%	8.67%

Ratios to Average Net Assets
Total expenses	0.80%[5,6]	0.76%	0.78%[5]	0.67%	0.53%	0.62%

Total expenses after fees waived and/or reimbursed	0.53%[5,6]	0.53%	0.50%[5]	0.50%	0.50%	0.58%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%[5,6]	0.50%	0.50%[5]	0.50%	0.50%	0.50%

Net investment income	1.58%[5,6]	1.79%	1.44%[5]	1.86%	2.62%	3.72%

Supplemental Data
Net assets, end of period (000)	$70,346	$74,925	$80,302	$99,492	$107,890	$115,419

Portfolio turnover rate[7]	726%	1,374%	2,125%	1,572%	2,756%	3,128%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31,
		2014	2013	2012	2011	2010

Portfolio turnover rate (excluding MDRs)	472%	723%	1,614%	1,194%	1,937%	2,373%

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	131

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Balanced Capital Portfolio	Balanced Capital	Diversified
BlackRock Capital Appreciation Portfolio	Capital Appreciation	Diversified
BlackRock Global Allocation Portfolio	Global Allocation	Diversified
BlackRock High Yield Portfolio	High Yield	Diversified
BlackRock Large Cap Core Portfolio	Large Cap Core	Diversified
BlackRock Money Market Portfolio	Money Market	Diversified
BlackRock Total Return Portfolio	Total Return	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

The Company is organized as a Maryland corporation that is comprised of eight separate portfolios. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Global Allocation include the accounts of BlackRock Cayman Global Allocation Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Global Allocation and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Global Allocation may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at June 30, 2015 were $5,908,100, which is 2.4% of Global Allocation’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Global Allocation, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Balanced Capital, Capital Appreciation, Global Allocation, High Yield, Large Cap Core, Total Return and U.S. Government Bond:

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Credit-linked notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes daily credit curves and valuation models that incorporate a number of market data factors, such as the performance of reference entities, trades and price of the underlying reference instruments. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily

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Notes to Financial Statements (continued)

swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

BlackRock Money Market Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its NAV per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Certain Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the Manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of a Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such

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Notes to Financial Statements (continued)

periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), or certain borrowings (e.g., reverse repurchase transactions and treasury roll transactions) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: For Money Market, distributions from net investment income are declared daily and paid monthly. Distributions are declared from the total of net investment income. For Balanced Capital, Capital Appreciation, Global Allocation and Large Cap Core, distributions from net investment income are declared and paid at least annually. For High Yield, Total Return and U.S. Government, distributions from net investment income are declared daily and paid monthly. For each Fund, distributions of capital gains are recorded on the ex-dividend dates.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2011 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in Global Allocation’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that period.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

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Notes to Financial Statements (continued)

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, a Fund may have to subsequently reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can

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Notes to Financial Statements (continued)

be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, a Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: Certain Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Certain Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Funds may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. A Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any

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Notes to Financial Statements (continued)

rights of offset against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, TBA commitments may be entered into by the Funds under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds are permitted to sell, repledge or use the collateral they receive; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase a Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Certain Funds may enter into repurchase agreements. In a repurchase agreement, a Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, a Fund could experience losses if the fair value of the collateral declines, as well as delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund would recognize a liability with respect to such excess collateral. The liability reflects a Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Borrowed Bond Agreements: Certain Funds may enter into borrowed bond agreements. In a borrowed bond agreement, a Fund borrows a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to

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the counterparty and a Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Funds receive cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Funds remain subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Funds would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Treasury Roll Transactions: Certain Funds may enter into treasury roll transactions. In a treasury roll transaction, a Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. A Fund receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between a Fund and the counterparty over the term of the borrowing. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by a Fund on an accrual basis. A Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by a Fund. If the interest expense exceeds the income earned, a Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a treasury roll transaction, the Fund would be required to pay the full repurchase price. Further, the Funds remain subject to the risk that the market value of the Treasury securities that a Fund is required to repurchase may decline below the agreed upon repurchase price of those securities. In such cases, the Funds would need to return a portion of the cash received from the transaction or provide additional Treasury securities to the counterparty.

For the six months ended June 30, 2015, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Funds were as follows:

	Balanced Capital	Total Return	U.S. Government Bond
Average Borrowings	$11,157,816	$7,849,342	$21,116,269
Daily Weighted Average Interest Rate	(0.16)%	(0.18)%	0.10%

Borrowed bond agreements, repurchase, reverse repurchase transactions, and treasury roll transactions are entered into by the Funds under an MRA, which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds. With reverse repurchase transactions, borrowed bond agreements and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered unsecured creditors with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Financial Statements (continued)

As of June 30, 2015, the following tables are a summary of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Net Amount before Collateral	Non-cash Collateral Pledged	Net Collateral Pledged	Net Exposure Due (to)/from Counterparty[3]
Balanced Capital
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$2,726,634	—	$(2,732,431)	$ (5,797)	—	—	$(5,797)

Total Return
BNP Paribas Securities Corp.	—	$ (2,571,014)	—	$ (2,571,014)	$ 2,571,014	$ 2,571,014	—
J.P. Morgan Securities LLC	—	(2,007,512)	—	(2,007,512)	2,007,512	2,007,512	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$ 523,083	(1,995,970)	$ (524,195)	(1,997,082)	1,997,082	1,997,082	—

Total	$ 523,083	$ (6,574,496)	$ (524,195)	$ (6,575,608)	$ 6,575,608	$ 6,575,608	—

U.S. Government Bond
BNP Paribas Securities Corp.	—	$ (5,597,355)	—	$ (5,597,355)	$ 5,597,355	$ 5,597,355	—
Credit Suisse Securities (USA) LLC	—	(4,585,415)	—	(4,585,415)	4,585,415	4,585,415	—

Total	—	$(10,182,770)	—	$(10,182,770)	$10,182,770	$10,182,770	—

[1]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.

[2]

Includes accrued interest on borrowed bonds in the amount of $7,531 and $1,445 for Balanced Capital and Total Return, respectively, which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sales: Certain Funds may enter into short sale transactions in which a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, the Fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments. The Fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statements of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of a Fund and any additional required collateral is delivered to, or excess collateral returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral

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Notes to Financial Statements (continued)

on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of June 30, 2015, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Balanced Capital
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$ 559,986	$ (559,986)	—
National Financial Services LLC	1,036,500	(1,036,500)	—

Total	$1,596,486	$(1,596,486)	—

Capital Appreciation
Counterparty
Deutsche Bank	$5,317,304	$(5,317,304)	—
JP Morgan Securities LLC	3,069,576	(3,069,576)	—

Total	$8,386,880	$(8,386,880)	—

Global Allocation
Counterparty
BNP Paribas S.A.	$1,129,660	$(1,129,660)	—
Citigroup Global Markets, Inc.	121,777	(121,777)	—
Credit Suisse Securities (USA) LLC	325,789	(325,789)	—
Goldman Sachs & Co.	1,346,022	(1,346,022)	—
JP Morgan Securities LLC	1,194,224	(1,194,224)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	383,086	(383,086)	—
Morgan Stanley	1,029,485	(1,029,485)	—
National Financial Services LLC	75,571	(75,571)	—
Nomura Securities International Inc.	6,940	(6,940)	—
SG Americas Securities LLC	130,745	(130,745)	—
UBS Securities LLC	726,741	(726,741)	—

Total	$6,470,040	$(6,470,040)	—

Large Cap Core
Counterparty
Citigroup Global Markets, Inc.	$ 981,056	$ (981,056)	—
JP Morgan Securities LLC	193,293	(193,293)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	117,446	(117,446)	—
Morgan Stanley	586,742	(586,742)	—
UBS Securities LLC	1,411,765	(1,411,765)	—

Total	$3,290,302	$(3,290,302)	—

[1]

Collateral with a value of $1,647,596, $8,430,929, $6,743,412 and $3,388,763 has been received by Balanced Capital, Capital Appreciation, Global Allocation and Large Cap Core, respectively, in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer

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Notes to Financial Statements (continued)

a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

Certain Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation), and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate

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Notes to Financial Statements (continued)

risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

Certain Funds may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Funds may invest in various types of barrier options including down-and-in options. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

For the six months ended June 30, 2015, transactions in options written including swaptions and currency options were as follows:

	Balanced Capital
	Calls			Puts
	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of period	8	$28,266	$72,120	7	$9,953	$61,868
Options written	99	339,290	247,094	415	16,092	288,014
Options expired	—	(13,461)	(8,510)	(11)	(6,433)	(6,755)
Options closed	(86)	(27,551)	(263,003)	(85)	(14,677)	(266,051)

Outstanding options, end of period	21	$326,544	$47,701	326	$4,935	$77,076

	Global Allocation
Outstanding options, beginning of period	518,173	$10,423	$420,841	1,132,104	—	$628,940
Options written	549,766	42,474	586,622	841,194	$2,590	700,579
Options exercised	(56,245)	—	(128,700)	(40,112)	—	(113,619)
Options expired	(20,350)	—	(45,116)	(3,258)	—	(26,704)
Options closed	(469,442)	(40,217)	(378,121)	(838,889)	(2,590)	(558,862)

Outstanding options, end of period	521,902	$12,680	$455,526	1,091,039	—	$630,334

As of June 30, 2015, for Global Allocation, the value of portfolio holdings subject to covered call options written was $9,151,756.
	High Yield
Outstanding options, beginning of period	—	—	—	—	—	—
Options written	—	—	—	252	—	$25,281
Options closed	—	—	—	(136)	—	(18,558)

Outstanding options, end of period	—	—	—	116	—	$6,723

	Total Return
Outstanding options, beginning of period	2	$9,581	$23,228	2	$3,263	$19,922
Options written	34	110,030	89,510	135	5,713	102,824
Options expired	—	(4,384)	(2,804)	(4)	(2,130)	(2,309)
Options closed	(30)	(10,191)	(95,068)	(32)	(5,301)	(96,465)

Outstanding options, end of period	6	$105,036	$14,866	101	$1,545	$23,972

[1]	Amount shown is in the currency in which the transaction was denominated.

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Notes to Financial Statements (continued)

	U.S. Government Bond
	Calls			Puts

	Contracts	Notional (000)[1]	Premiums Received	Contracts	Notional (000)[1]	Premiums Received

Outstanding options, beginning of period	—	$7,811	$210,700	—	$8,958	$241,584
Options written	—	5,080	75,439	116	6,580	123,800
Options expired	—	—	—	—	(700)	(8,937)
Options closed	—	(8,716)	(232,318)	—	(10,663)	(266,603)

Outstanding options, end of period	—	$4,175	$53,821	116	$4,175	$89,844

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: Certain Funds may enter into swap agreements in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed-income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk).

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	143

Notes to Financial Statements (continued)

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

•

Currency swaps — Certain Funds may enter into currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward interest rate swaps — Certain Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

•

Interest rate floors — Certain Funds may enter into interest rate floors to gain or reduce exposure to interest rates (interest rate risk). Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rates indexes fall below a specified rate, or “floor”. When a Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked to market to reflect the current value of the cap or floor. The maximum potential amount of future payments that a Fund would be required to make under an interest rate floor would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rates index’s current value and the value at the time the floor was entered into.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of June 30, 2015
		Balanced Capital		Global Allocation
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Credit contracts	Unrealized appreciation/depreciation on OTC swaps[1]; Swap premiums paid/received	$249,727	$386,102	$913	$12,804
Equity contracts	Unrealized appreciation/depreciation on OTC swaps; Investments at value — unaffiliated[2]	—	—	3,246,814	964,340
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts[1]	60,490	18,783	576,639	168,354
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received; Investments at value — unaffiliated[2]	249,618	440,890	205,987	223,653
Total		$559,835	$845,775	$4,030,353	$1,369,151

Fair Values of Derivative Financial Instruments as of June 30, 2015
		High Yield		Total Return		U.S. Government Bond
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Credit contracts	Unrealized appreciation/depreciation on OTC swaps[1]; Swap premiums paid/received	$ 2,536	—	$ 46,159	$ 83,960	—	—
Equity contracts	Investments at value — unaffiliated[1]	36,005	$ 5,336	—	—	—	—
Foreign currency exchange contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on forward foreign currency exchange contracts; Investments at value — unaffiliated[2]	10,662	108,509	21,507	6,294	$ 21,277	$ 23,517
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC swaps; Swap premiums paid/received; Investments at value — unaffiliated[2]	—	—	83,571	152,123	162,844	329,587
Total		$49,203	$113,845	$151,237	$242,377	$184,121	$353,104

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedules of Investments.

144	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended June 30, 2015
	Balanced Capital	Global Allocation	Balanced Capital	Global Allocation
	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(157,106)	—	$(304,465)	—
Swaps	106,893	$ 11,012	84,192	$(188,941)
Options[1]	(168,206)	36,308	108,037	(71,883)
Interest rate floors	(41,841)	—	7,634	—
Foreign currency exchange contracts:
Foreign currency transactions/translations	733,527	2,368,533	(231,989)	(874,239)
Options[1]	—	(95,263)	—	85,172
Credit contracts:
Swaps	181,262	109,951	(20,254)	(101,206)
Equity contracts:
Financial futures contracts	—	(147,522)	—	265,676
Options[1]	369	508,692	—	37,207
Swaps	—	(677)	—	71,906
Total	$ 654,898	$2,791,034	$(356,845)	$(776,308)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended June 30, 2015
	High Yield	Total Return	U.S. Government Bond	High Yield	Total Return	U.S. Government Bond
	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$ 20,998	$ (44,707)	$ (77,313)	—	$(101,887)	$ 41,910
Swaps	—	27,597	(17,288)	—	23,804	48,035
Options[1]	—	(63,219)	(187,442)	—	39,555	71,996
Interest rate floors	—	(15,651)	—	—	2,856	—
Foreign currency exchange contracts:
Foreign currency transactions/translations	585,121	260,911	302,383	$(294,282)	(83,963)	(99,343)
Options[1]	—	—	39,274	—	—	—
Credit contracts:
Swaps	11,459	50,789	—	5,747	(5,459)	—
Equity contracts:
Financial futures contracts	(207,908)	—	—	125,766	—	—
Options[1]	(3,319)	185	—	(938)	—	—
Total	$ 406,351	$215,905	$ 59,614	$(163,707)	$(125,094)	$ 62,598

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	145

Notes to Financial Statements (continued)

For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Balanced Capital	Global Allocation	High Yield	Total Return	U.S. Government Bond
Financial futures contracts:
Average notional value of contracts - long	$40,775,905	$3,668,390	—	$8,761,845	$10,282,539
Average notional value of contracts - short	$30,419,839	$13,396,267	$2,105,665	$9,275,974	$24,970,187
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$5,252,354	$32,290,562	$3,278,304	$1,818,738	$3,043,788
Average amounts sold - in USD	$1,383,809	$6,322,513	$612,583	$536,748	$1,555,434
Options:
Average value of option contracts purchased	$22,517	$3,271,996	$9,048	$7,326	$20,012
Average value of option contracts written	$17,385	$1,060,693	$2,668	$5,500	$3,263
Average notional value of swaption contracts purchased	$15,801,506	$38,462,406	—	$5,638,999	$4,598,000
Average notional value of swaption contracts written	$18,870,475	$16,050,000	—	$6,527,199	$10,430,377
Average value of interest rate floors purchased	$26,969	—	—	$10,089	—
Average value of interest rate floors written	$4,888	—	—	$1,828	—
Credit default swaps:
Average notional value - buy protection	$2,381,500	$407,000	—	$511,500	—
Average notional value - sell protection	$7,024,000	$485,812	$1,487,000	$2,069,000	—
Interest rate swaps:
Average notional value - pays fixed rate	$16,140,110	$27,105,000	—	$6,163,379	$8,951,500
Average notional value - receives fixed rate	$6,773,129	$10,176,931	—	$2,700,025	$1,955,000
Currency Swaps:
Average notional value - pays	—	$427,990	—	—	—
Average notional value - receives	—	$431,000	—	—	—
Total return swaps:
Average notional value	—	$896,859	—	—	$1,159,000

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

146	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and their counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

As of June 30, 2015, certain Funds’ derivative assets and liabilities (by type) are as follows:

Balanced Capital	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$ 10,319		$ 16,782
Forward foreign currency exchange contracts	60,490		18,783
Options	40,836	[1]	84,120
Swaps - Centrally cleared	19,998		—
Swaps - OTC[2]	288,387		479,864

Total derivative assets and liabilities in the Statements of Assets and Liabilities	420,030		599,549
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(69,981)		(44,145)

Total derivative assets and liabilities subject to an MNA	$350,049		$555,404

Global Allocation
Derivative Financial Instruments:
Financial futures contracts	$ 4,998		$ 80,094
Forward foreign currency exchange contracts	576,639		168,354
Options	2,958,628	[1]	891,147
Swaps - Centrally cleared	4,817		—
Swaps - OTC[2]	160,213		15,449

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,705,295		1,155,044
Derivatives not subject to an MNA	(11,125)		(90,900)

Total derivative assets and liabilities subject to an MNA	$3,694,170		$1,064,144

High Yield
Derivative Financial Instruments:
Financial futures contracts	$ 607		$ 3,910
Forward foreign currency exchange contracts	10,662		108,509
Options	18,096	[1]	5,336
Swaps - Centrally cleared	5,401		—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	34,766		117,755
Derivatives not subject to an MNA	(24,104)		(9,246)

Total derivative assets and liabilities subject to an MNA	$ 10,662		$108,509

Total Return
Derivative Financial Instruments:
Financial futures contracts	$ 3,317		$ 4,210
Forward foreign currency exchange contracts	21,507		6,294
Options	12,834	[1]	26,277
Swaps - Centrally cleared	6,400		—
Swaps - OTC[2]	65,172		144,646

Total derivative assets and liabilities in the Statements of Assets and Liabilities	109,230		181,427
Derivatives not subject to an MNA	(22,174)		(12,691)

Total derivative assets and liabilities subject to an MNA	$ 87,056		$168,736

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	147

Notes to Financial Statements (continued)

U.S. Government Bond	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$6,037		$8,357
Forward foreign currency exchange contracts	16,829		23,517
Options	17,136	[1]	133,726
Swaps - Centrally cleared	1,333		—
Swaps - OTC[2]	37,754		—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	79,089		165,600
Derivatives not subject to an MNA	(20,058)		(14,882)

Total derivative assets and liabilities subject to an MNA	$59,031		$150,718

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

As of June 30, 2015, the following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by each Fund:

Balanced Capital
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[4]
Bank of America N.A.	$28,432	$(28,432)	—	—	—
Barclays Bank PLC	47,381	(7,350)	—	—	$40,031
BNP Paribas S.A.	10,465	(10,465)	—	—	—
Citibank N.A.	2,689	(2,689)	—	—	—
Credit Suisse International	56,302	(56,302)	—	—	—
Deutsche Bank AG	33,226	(33,226)	—	—	—
Goldman Sachs International	20,446	(20,446)	—	—	—
HSBC Bank PLC	5,779	(2,115)	—	—	3,664
JPMorgan Chase Bank N.A.	26,856	(22,715)	—	—	4,141
Morgan Stanley Capital Services LLC	4,013	(42)	—	—	3,971
Royal Bank of Scotland PLC	109,400	(109,400)	—	—	—
State Street Bank and Trust Co.	1,884	—	—	—	1,884
UBS AG	3,176	(7)	—	—	3,169

Total	$350,049	$(293,189)	—	—	$56,860

Balanced Capital
Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$69,170	$(28,432)	—	—	$40,738
Barclays Bank PLC	7,350	(7,350)	—	—	—
BNP Paribas S.A.	57,378	(10,465)	—	—	46,913
Citibank N.A.	68,152	(2,689)	—	—	65,463
Credit Suisse International	80,274	(56,302)	—	—	23,972
Deutsche Bank AG	71,260	(33,226)	—	—	38,034
Goldman Sachs International	51,819	(20,446)	—	—	31,373
HSBC Bank PLC	2,115	(2,115)	—	—	—
JPMorgan Chase Bank N.A.	22,715	(22,715)	—	—	—
Morgan Stanley Capital Services LLC	42	(42)	—	—	—
Royal Bank of Scotland PLC	125,122	(109,400)	—	—	15,722
UBS AG	7	(7)	—	—	—

Total	$555,404	$(293,189)	—	—	$262,215

[3]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[4]	Net amount represents the net amount receivable from the counterparty in the event of default.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the option written receivable/payable on the Statements of Assets and Liabilities.

148	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)

Global Allocation
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$232,239	$(58,962)	—	—	$173,277
Barclays Bank PLC	67,428	(6,480)	—	—	60,948
BNP Paribas S.A.	261,230	(34,011)	—	—	227,219
Brown Brothers Harriman & Co.	71	—	—	—	71
Citibank N.A.	596,622	(228,153)	—	$(368,469)	—
Credit Suisse International	347,369	(38,941)	—	—	308,428
Deutsche Bank AG	569,187	(159,618)	—	(409,569)	—
Goldman Sachs International	883,872	(352,876)	—	(530,996)	—
JPMorgan Chase Bank N.A.	279,644	(33,357)	—	—	246,287
Morgan Stanley & Co. International PLC	266,418	(47,859)	—	—	218,559
Morgan Stanley Capital Services LLC	44,813	(44,813)	—	—	—
UBS AG	145,277	(36,128)	—	—	109,149

Total	$3,694,170	$(1,041,198)	—	$(1,309,034)	$1,343,938

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$58,962	$(58,962)	—	—	—
Barclays Bank PLC	6,480	(6,480)	—	—	—
BNP Paribas S.A.	34,011	(34,011)	—	—	—
Citibank N.A.	228,153	(228,153)	—	—	—
Credit Suisse International	38,941	(38,941)	—	—	—
Deutsche Bank AG	159,618	(159,618)	—	—	—
Goldman Sachs International	352,876	(352,876)	—	—	—
HSBC Bank USA N.A.	5,102	—	—	—	$5,102
JPMorgan Chase Bank N.A.	33,357	(33,357)	—	—	—
Morgan Stanley & Co. International PLC	47,859	(47,859)	—	—	—
Morgan Stanley Capital Services LLC	62,657	(44,813)	—	—	17,844
UBS AG	36,128	(36,128)	—	—	—

Total	$1,064,144	$(1,041,198)	—	—	$22,946

High Yield
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[3]
The Bank of New York Mellon	$1,483	$(1,123)	—	—	$360
HSBC Bank USA N.A.	6,124	—	—	—	6,124
Royal Bank of Canada	3,055	—	—	—	3,055

Total	$10,662	$(1,123)	—	—	$9,539

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
The Bank of New York Mellon	$1,123	$(1,123)	—	—	—
BNP Paribas S.A.	144	—	—	—	$144
Goldman Sachs International	6,287	—	—	—	6,287
Morgan Stanley & Co. International PLC	2,121	—			2,121
Standard Chartered Bank	3,911	—	—	—	3,911
UBS AG	94,923	—	—	—	94,923

Total	$108,509	$(1,123)	—	—	$107,386

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the option written receivable/payable on the Statements of Assets and Liabilities.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	149

Notes to Financial Statements (continued)

Total Return
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$10,849	$(10,849)	—	—	—
Barclays Bank PLC	14,495	(2,397)	—	—	$12,098
BNP Paribas S.A.	3,422	(3,422)	—	—	—
Citibank N.A.	955	(955)	—	—	—
Credit Suisse International	16,831	(16,831)	—	—	—
Deutsche Bank AG	16,376	(16,376)	—	—	—
Goldman Sachs International	7,116	(7,116)	—	—	—
HSBC Bank PLC	2,039	(743)	—	—	1,296
JPMorgan Chase Bank N.A.	10,694	(7,237)	—	—	3,457
Morgan Stanley Capital Services LLC	1,297	(14)	—	—	1,283
Royal Bank of Scotland PLC	1,277	—	—	—	1,277
State Street Bank and Trust Co.	688	—	—	—	688
UBS AG	1,017	(1,017)	—	—	—

Total	$87,056	$(66,957)	—	—	$20,099

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$21,189	$(10,849)	—	—	$10,340
Barclays Bank PLC	2,397	(2,397)	—	—	—
BNP Paribas S.A.	18,303	(3,422)	—	—	14,881
Citibank N.A.	21,420	(955)	—	—	20,465
Credit Suisse International	24,659	(16,831)	—	—	7,828
Deutsche Bank AG	27,740	(16,376)	—	—	11,364
Goldman Sachs Bank USA	254	—	—	—	254
Goldman Sachs International	18,006	(7,116)	—	—	10,890
HSBC Bank PLC	743	(743)	—	—	—
JPMorgan Chase Bank N.A.	7,237	(7,237)	—	—	—
Morgan Stanley Capital Services LLC	14	(14)	—	—	—
UBS AG	26,774	(1,017)	—	—	25,757

Total	$168,736	$(66,957)	—	—	$101,779

U.S. Government Bond
Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$1,448	$(67)	—	—	$1,381
Barclays Bank PLC	11,488	(71)	—	—	11,417
BNP Paribas S.A.	464	(464)	—	—	—
Citibank N.A.	17,248	(17,248)	—	—	—
Credit Suisse International	604	(339)	—	—	265
Deutsche Bank AG	25,286	(25,286)	—	—	—
Goldman Sachs Bank USA	95	—	—	—	95
Goldman Sachs International	1,313	(1,313)	—	—	—
JPMorgan Chase Bank N.A.	84	—	—	—	84
Société Générale	417	—	—	—	417
Standard Chartered Bank	48	—	—	—	48
TD Securities, Inc.	375	—	—	—	375
UBS AG	161	(161)	—	—	—

Total	$59,031	$(44,949)	—	—	$14,082

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

150	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)

BlackRock U.S. Government Bond Portfolio
Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$67	$(67)	—	—	—
Barclays Bank PLC	71	(71)	—	—	—
BNP Paribas S.A.	7,439	(464)	—	—	$6,975
Citibank N.A.	19,053	(17,248)	—	—	1,805
Credit Suisse International	339	(339)	—	—	—
Deutsche Bank AG	112,773	(25,286)	—	—	87,487
Goldman Sachs International	7,538	(1,313)	—	—	6,225
HSBC Bank PLC	133	—	—	—	133
Royal Bank of Scotland PLC	1,504	—	—	—	1,504
UBS AG	1,801	(161)	—	—	1,640

Total	$150,718	$(44,949)	—	—	$105,769

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”), for 1940 Act purposes.

The Company, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on the percentage of the eight combined Funds’ average daily net assets at the following annual rates:

Average Daily Net Assets of the Eight Combined Funds	Investment Advisory Fee
First $250 Million	0.50%
$250 Million - $300 Million	0.45%
$300 Million - $400 Million	0.40%
$400 Million - $800 Million	0.35%
Greater than $800 Million	0.30%

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager, for Global Allocation, provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Global Allocation pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Company, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of Independent Directors.

The current expense limitations as a percentage of net assets is as follows:

Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Money Market	Total Return	U.S. Government Bond
0.50%	0.57%	0.57%	0.50%	0.50%	0.50%	0.50%	0.50%

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	151

Notes to Financial Statements (continued)

The following Funds had waivers that are included in fees waived by the Manager in the Statements of Operations. For the six months ended June 30, 2015, the amounts were as follows:

	Global Allocation	High Yield	Total Return	U.S. Government Bond
Fees Waived by Manager	$27,163	$47,415	$68,051	$45,821

The Manager and BRIL voluntarily agreed to waive a portion of management fees to enable Money Market to maintain minimum levels of daily net investment income. This amount of $128,395 is reported in the Statements of Operations as fees waived by the Manager. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees certain Funds pay to the Manager indirectly through their investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with certain Funds’ investments in other affiliated investment companies, if any. For the six months ended June 30, 2015, the amounts waived were as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Fees Waived by Manager	$3,011	$453	$892	$154	$922	$706	$2,041

For the six months ended June 30, 2015, each Fund reimbursed the Manager for certain accounting services, which is included in Accounting services in the Statements of Operations. The reimbursements were as follows:

Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Money Market	Total Return	U.S. Government Bond
$2,732	$779	$1,354	$218	$922	$720	$349	$382

The Manager, on behalf of the Funds, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Funds with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the six months ended June 30, 2015, the Funds did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Money Market	Total Return	U.S. Government Bond
0.04%	0.04%	0.04%	0.05%	0.04%	0.02%	0.05%	0.05%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of Independent Directors or by a majority of the outstanding voting securities of the Funds. These amounts are shown as or included in transfer agent fees reimbursed in the Statements of Operations. For the six months ended June 30, 2015, the amounts reimbursed were as follows:

Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Money Market	Total Return	U.S. Government Bond
$269,078	$71,153	$193,176	$29,077	$86,360	$51,785	$47,853	$53,009

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

152	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)

Pursuant to a securities lending agreement effective January 1, 2015, Balanced Capital, Capital Appreciation and Large Cap Core retain 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Balanced Capital, Capital Appreciation and Large Cap Core, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement effective January 1, 2015, Global Allocation retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Global Allocation, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended June 30, 2015, each Fund paid BIM the following amounts for securities lending agent services:

Balanced Capital	Capital Appreciation	Global Allocation	Large Cap Core
$2,040	$1,037	$4,297	$1,730

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended June 30, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were as follows:

	Balanced Capital	Global Allocation	High Yield	Money Market	Total Return
Purchases	$436,477	$ 70,458	$34,166	—	$169,614
Sales	$230,875	$172,872	—	$4,435,032	$ 12,484

6. Purchases and Sales:

For the six months ended June 30, 2015, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Non-U.S. Government Securities	$727,564,144	$52,106,443	$78,107,942	$18,773,296	$24,808,916	$221,819,644	$517,788,339
U.S. Government Securities	278,888,623	—	18,505,807	—	—	108,893,067	127,999,316

Total Purchases	$1,006,452,767	$52,106,443	$96,613,749	$18,773,296	$24,808,916	$330,712,711	$645,787,655

Sales
	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Non-U.S. Government
Securities (includes paydowns)	$782,795,774	$59,132,331	$86,439,977	$20,509,645	$30,756,879	$229,504,206	$550,730,745
U.S. Government Securities	280,785,866	—	24,952,068	5,446	—	115,653,399	127,312,311

Total Sales	$1,063,581,640	$59,132,331	$111,392,045	$20,515,091	$30,756,879	$345,157,605	$678,043,056

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	153

Notes to Financial Statements (continued)

Purchases and Sales - MDRs	Balanced Capital	Total Return	U.S. Government Bond
Purchases	$292,421,818	$97,767,730	$225,944,198
Sales	$292,493,515	$97,777,941	$226,016,484

7. Income Tax Information:

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2015, inclusive of the open tax years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2014, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	High Yield	Total Return	U.S. Government Bond
2016	$1,256,976	—	—
2017	3,081,614	$3,306,049	—
No expiration date[1]	—	—	$1,915,224

Total	$4,338,590	$3,306,049	$1,915,224

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield
Tax cost	$495,765,577	$143,640,232	$257,354,673	$36,693,892

Gross unrealized appreciation	$ 72,358,906	$ 26,718,186	$ 19,304,633	$ 617,454
Gross unrealized depreciation	(12,492,925)	(835,324)	(15,226,089)	(1,624,641)

Net unrealized appreciation (depreciation)	$ 59,865,981	$ 25,882,862	$ 4,078,544	$ (1,007,187)

		Large Cap Core	Total Return	U.S. Government Bond
Tax cost		$144,637,511	$81,711,411	$120,113,950

Gross unrealized appreciation		$ 42,031,847	$ 544,323	$ 556,762
Gross unrealized depreciation		(5,815,644)	(747,695)	(745,287)

Net unrealized appreciation (depreciation)		$ 36,216,203	$ (203,372)	$ (188,525)

8. Bank Borrowings:

The Company, on behalf of the Funds (except for Money Market), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Funds did not borrow under the credit agreement.

154	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (continued)

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may invest in municipal bonds below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Certain Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of June 30, 2015, Capital Appreciation invested a significant portion of its assets in securities in the information technology, health care and consumer discretionary sectors. Large Cap Core invested a significant portion of its assets in securities in the information technology and financials sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Global Allocation invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Certain obligations held by Money Market have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	155

Notes to Financial Statements (continued)

As of June 30, 2015, Global Allocation had the following industry classifications:

Industry	Percent of Long-Term Investments
Banks	9%
Oil, Gas & Consumable Fuels	7
Pharmaceuticals	6
U.S. Treasury Obligations	6
Foreign Government Obligations	6
Other[1]	66

[1]	All other industries held were each less than 5% of long-term investments.

On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance period for amendments range between July 2015 and October 2016. When implemented, the changes may affect Money Market’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

On May 13, 2015, the Board of Directors of the Fund approved changes to the Fund’s name and principal investment strategies. The Fund will change its name to BlackRock Government Money Market Portfolio. Under its new principal investment strategies, the Fund will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. These changes become effective on or about September 1, 2015. The Fund will continue to seek to maintain a net asset value of $1.00 per share.

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
Balanced Capital	Shares	Amount	Shares	Amount
Shares sold	51,455	$925,584	173,956	$3,292,339
Shares issued in reinvestment of distributions	—	—	3,756,338	67,300,299
Shares redeemed	(1,590,827)	(28,602,112)	(2,712,300)	(51,286,376)

Net increase (decrease)	(1,539,372)	$(27,676,528)	1,217,994	$19,306,262

Capital Appreciation
Shares sold	32,863	$ 1,197,255	48,197	$1,838,801
Shares issued in reinvestment of distributions	—	—	756,743	26,669,799
Shares redeemed	(206,104)	(7,499,296)	(416,960)	(15,909,414)

Net increase (decrease)	(173,241)	$(6,302,041)	387,980	$12,599,186

Global Allocation
Shares sold	125,187	$2,034,654	252,878	$4,362,238
Shares issued in reinvestment of distributions	—	—	1,773,070	27,753,243
Shares redeemed	(1,116,521)	(17,852,264)	(1,759,364)	(30,192,188)

Net increase (decrease)	(991,334)	$(15,817,610)	266,584	$1,923,293

High Yield
Shares sold	657,042	$ 3,591,414	1,792,824	$10,148,869
Shares issued in reinvestment of distributions	202,042	1,107,621	510,156	2,902,396
Shares redeemed	(1,338,610)	(7,315,084)	(3,647,902)	(20,604,657)

Net decrease	(479,526)	$(2,616,049)	(1,344,922)	$(7,553,392)

Large Cap Core
Shares sold	28,997	$ 815,004	132,699	$3,836,037
Shares issued in reinvestment of distributions	—	—	618,571	17,389,237
Shares redeemed	(336,256)	(9,553,261)	(692,810)	(19,856,726)

Net increase (decrease)	(307,259)	$(8,738,257)	58,460	$1,368,548

156	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
Money Market	Shares	Amount	Shares	Amount
Shares sold	33,343,235	$33,343,235	75,570,233	$75,570,233
Shares issued in reinvestment of distributions	24	24	7,344	7,344
Shares redeemed	(41,776,451)	(41,776,451)	(86,029,287)	(86,029,287)

Net decrease	(8,433,192)	$(8,433,192)	(10,451,710)	$(10,451,710)

Total Return
Shares sold	87,813	$1,035,826	182,324	$2,123,158
Shares issued in reinvestment of distributions	75,355	892,410	186,494	2,170,907
Shares redeemed	(402,764)	(4,756,443)	(970,390)	(11,302,937)

Net decrease	(239,596)	$(2,828,207)	(601,572)	$(7,008,872)

U.S. Government Bond
Shares sold	60,130	$668,434	88,058	$963,326
Shares issued in reinvestment of distributions	66,457	739,525	146,676	1,601,037
Shares redeemed	(472,152)	(5,232,887)	(992,062)	(10,808,083)

Net decrease	(345,565)	$(3,824,928)	(757,328)	$(8,243,720)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Certain Funds paid a net investment income distribution in the following amounts per share on July 17, 2015 to shareholders of record on July 15, 2015 as follows:

	Balanced Capital	Global Allocation
Investment income distribution	$0.007014	$0.133215

Certain Funds paid a short-term capital gain distribution and a long-term capital gain distribution in the following amounts per share on July 17, 2015 to shareholders of record on July 15, 2015 as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	Large Cap Core	Money Market
Short-term capital gain distribution	—	—	—	—	$0.000002
Long-term capital gain distribution	$0.134606	$0.876422	$0.115548	$0.245352	—

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	157

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Series Fund, Inc. (the “Corporation”) met in person on April 14, 2015 (the “April Meeting”) and May 12-13, 2015 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Corporation, on behalf of BlackRock Balanced Capital Portfolio (the “Balanced Capital Portfolio”), BlackRock Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), BlackRock Global Allocation Portfolio (the “Global Allocation Portfolio”), BlackRock High Yield Portfolio (the “High Yield Portfolio”), BlackRock Large Cap Core Portfolio (the “Large Cap Core Portfolio”), BlackRock Money Market Portfolio (the “Money Market Portfolio”), BlackRock Total Return Portfolio (the “Total Return Portfolio”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Bond Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the April and May Meetings, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better

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Disclosure of Investment Advisory Agreement (continued)

assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, with respect to the Global Allocation Portfolio, certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2016. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of each Fund and BlackRock:

The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, with respect to the Global Allocation Portfolio, certain performance metrics. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Balanced Capital Portfolio ranked in the first, second and second quartiles, respectively, against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Capital Appreciation Portfolio ranked in the third, third and fourth quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Capital Appreciation Portfolio’s underperformance during these periods. The Board was informed that, among other things, the portfolio’s aggressive positioning generated relative underperformance as investors sold more volatile, high growth holdings in favor of more defensive dividend yielding companies. The decision to position the portfolio aggressively in 2011 and maintain the aggressive positioning throughout the year and into 2012 was very costly, as avoiding risk and playing defense was the recipe for outperformance. Fund performance during these periods was also hampered by relatively poor stock selection across several sectors, as the Capital Appreciation Portfolio maintained a bias toward riskier and higher growth stocks.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Capital Appreciation Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Capital Appreciation Portfolio’s portfolio managers in seeking to do so. BlackRock and the Board previously had concurred, given the Capital Appreciation Portfolio’s poor historical performance, in changing the portfolio management team. Both BlackRock and the Board are hopeful that these changes will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Capital Appreciation Portfolio’s performance.

The Board noted that for the one-, three- and five-year periods reported, the Global Allocation Portfolio ranked in the third, third and fourth quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, major detractors from performance during the one-, three- and five-year periods included stock selection and an underweight in the U.S., stock selection in Canada (largely attributed to gold-related securities), an overweight position to select emerging market countries such as Russia and Brazil, and an underweight to fixed income, notably U.S. Treasuries. Additionally, an overweight to cash negatively impacted performance as global equity and fixed income markets broadly advanced over the period. The Board also noted a comparison of Fund performance relative to certain other performance metrics that reflect the Global Allocation Portfolio’s performance in light of its outcome-oriented objective. BlackRock believes that these additional performance metrics are appropriate given the Global Allocation Portfolio’s objective.

The Board noted that for the one-, three- and five-year periods reported, the High Yield Portfolio ranked in the second, first, and first quartile against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Large Cap Core Portfolio ranked in the second, third and third quartiles, respectively, against its Lipper Performance Universe. The Board noted the Large Cap Core Portfolio’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods. The Board was informed that, among other things, the primary detractor of performance for the three- and five-year periods was the Large Cap Core Portfolio’s bias towards higher-beta, lower-cap securities during de-risking periods of market decline and higher volatility. Compounding this effect was the Large Cap Core Portfolio’s overweight bias to momentum, which struggled greatly in the volatile risk-on/risk-off environment.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Large Cap Core Portfolio’s performance and BlackRock’s commitment to providing the resources necessary to assist the Large Cap Core Portfolio’s portfolio managers in seeking to do so.

The Board noted that for the one-, three- and five-year periods reported, the Money Market Portfolio ranked in the first, third and third quartiles, respectively, against its Lipper Performance Universe. Additionally the Board noted that the Money Market Portfolio performed within the one basis point threshold of its Lipper Performance Universe peer median for the three- and five-year periods. The Board reviewed the Money Market Portfolio’s performance within the context of the low yield environment that has existed over the past few years.

160	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Disclosure of Investment Advisory Agreement (continued)

The quartile standing of the Money Market Portfolio in its Lipper Performance Universe takes into account the Money Market Portfolio’s current yield only. The Board believes that a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Money Market Portfolio’s current yield performance, it also examines the liquidity, duration, and credit quality of the Fund’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk. The Board noted that effective on or about September 1, 2015, the Money Market Portfolio would undergo a change in its investment strategy, and in that connection would change its name from BlackRock Money Market Portfolio to BlackRock Government Money Market Portfolio.

The Board noted that for the one-, three- and five-year periods reported, the Total Return Portfolio ranked in the first, second and second quartiles, respectively, against its Lipper Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the U.S. Government Bond Portfolio ranked in the first, second and second quartiles, respectively, against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund:

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Balanced Capital Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Balanced Capital Portfolio’s Expense Peers. The Board also noted that the Balanced Capital Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Balanced Capital Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Balanced Capital Portfolio’s total expenses as a percentage of the Balanced Capital Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Balanced Capital Portfolio.

The Board noted that the Capital Appreciation Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Capital Appreciation Portfolio’s Expense Peers. The Board also noted

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Disclosure of Investment Advisory Agreement (continued)

that the Capital Appreciation Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Capital Appreciation Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Capital Appreciation Portfolio’s total expenses as a percentage of the Capital Appreciation Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Capital Appreciation Portfolio.

The Board noted that the Global Allocation Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Global Allocation Portfolio’s Expense Peers. The Board also noted that the Global Allocation Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Global Allocation Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Global Allocation Portfolio’s total expenses as a percentage of the Global Allocation Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Global Allocation Portfolio.

The Board noted that the High Yield Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the High Yield Portfolio’s Expense Peers. The Board also noted that the High Yield Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the High Yield Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the High Yield Portfolio’s total expenses as a percentage of the High Yield Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield Portfolio.

The Board noted that the Large Cap Core Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Large Cap Core Portfolio’s Expense Peers. The Board also noted that the Large Cap Core Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Large Cap Core Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Large Cap Core Portfolio’s total expenses as a percentage of the Large Cap Core Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Large Cap Core Portfolio.

The Board noted that the Money Market Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Money Market Portfolio’s Expense Peers. The Board reviewed the Money Market Portfolio’s expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that the Money Market Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Money Market Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Money Market Portfolio’s total expenses as a percentage of the Money Market Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Money Market Portfolio. Finally, the Board noted that, to enable the Money Market Portfolio to maintain minimum levels of daily net investment income, BlackRock has voluntarily agreed to waive a portion of its fees and/or reimburse the Money Market Portfolio’s operating expenses as necessary. This waiver and/or reimbursement may be discontinued at any time without notice.

The Board noted that the Total Return Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Total Return Portfolio’s Expense Peers. The Board also noted that the Total Return Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Total Return Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Total Return Portfolio’s total expenses as a percentage of the Total Return Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the Total Return Portfolio.

The Board noted that the U.S. Government Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the U.S. Government Bond Portfolio’s Expense Peers. The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the U.S. Government Bond Portfolio, combined with the assets of the other Series Funds, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the U.S. Government Bond Portfolio’s total expenses as a percentage of the U.S. Government Bond Portfolio’s average daily net assets. Additionally, the Board noted that BlackRock has contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond Portfolio.

D. Economies of Scale:

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Disclosure of Investment Advisory Agreement (concluded)

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints, in the advisory fee based upon the asset level of the Funds. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members:

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that, except with respect to the Money Market Portfolio, it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director

Fred G. Weiss, Vice Chairman of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Valerie G. Brown, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Officer of the Fund and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Fund.

Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Directors of the Fund.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon[1] New York, NY 10286 Brown Brothers Harriman & Co.[2] Boston, MA 02109	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022

[1]	For all Funds except BlackRock Global Allocation Portfolio.

[2]	For BlackRock Global Allocation Portfolio.

164	BLACKROCK SERIES FUND, INC.	JUNE 30, 2015

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK SERIES FUND, INC.	JUNE 30, 2015	165

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Series8-6/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –    The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Series Fund, Inc.

Date: August 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Series Fund, Inc.

Date: August 25, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Series Fund, Inc.

Date: August 25, 2015

3